UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-21335

Exact name of registrant as specified in charter:	Optimum Fund Trust

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	Anthony G. Ciavarelli, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2022

Item 1. Reports to Stockholders

Annual report

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund

Optimum Small-Mid Cap Value Fund

March 31, 2022

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and, if available, their summary prospectuses, which may be obtained by visiting optimummutualfunds.com/ literature or calling 800 914-0278. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2022, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM which includes investment products and advisory services distributed and offered by and referred through affiliates which include Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA), and Macquarie Investment Management Business Trust (MIMBT), a Securities and Exchange Commission (SEC)-registered investment advisor. Investment advisory services are provided by a series of MIMBT. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Portfolio management review
Optimum Fixed Income Fund

March 31, 2022 (Unaudited)

Performance review (for the year ended March 31, 2022)
Optimum Fixed Income Fund (Institutional Class shares)*	1-year return	-4.55%
Optimum Fixed Income Fund (Class A shares)*	1-year return	-4.89%
Bloomberg US Aggregate Index (benchmark)	1-year return	-4.15%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Fixed Income Fund, please see the table on page 19.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Total returns for the report period presented in the table differs from the return in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

Fund objective

The Fund seeks a high level of income and may also seek growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisor

Pacific Investment Management Company LLC (PIMCO)

Market review

After a volatile 2020 calendar year, the distribution of vaccines and the easing of lockdowns helped 2021 start on a good note and an economic rebound followed, although the emergence of new variants of COVID-19 weighed on markets during the second half of 2021. The speed of the economic recovery, coupled with the volatile path of the virus, contributed to significant friction in both goods and labor markets. This contributed to elevated inflation. During the pandemic, consumers shifted away from spending on services toward purchasing goods, which drove a relative price adjustment.

Continued economic recovery defined the Fund’s fiscal year as well as increasing concerns about inflation and central bank policy in the US and globally. The US Consumer Price Index accelerated from a 2.6% year-over-year increase in March 2021 to 7.9% in February 2022. The US labor markets transitioned from robust to tight, with unemployment declining to 3.6% in March 2022 from 6% in March 2021, and labor market participation beginning its return to normal.

From the start of the Fund’s fiscal year in April through the end of 2021, markets continued to rise relatively steadily, with the S&P 500® Index notching numerous record highs while generating a return of 21.22% for the nine months. There was an overall lack of volatility in 2021, with the S&P 500 Index's biggest loss at approximately 5%. Investors increased their focus on Treasury inflation-protected securities (TIPS) as a hedge for unknown inflation risks, with TIPS, as represented by the Bloomberg US TIPS Index, returning 7.54% for the April-December 2021 period. While the S&P 500 Index continued its strong rally, emerging markets equities had negative total returns for the 9-month period from April through December 2021. High yield spreads ended 2021 substantially tighter, while changes in investment grade spreads were more muted. US Treasury yields rose across the curve, with the 10-year yield ending 2021 at 1.51% and fixed income markets generally posting positive returns, with the Bloomberg US Aggregate Index returning 1.89% from April 1 through the end of 2021.

January 2022 was a volatile month as both risk assets and safe-haven assets generally declined. The potential for higher, longer inflation, coupled with hawkish comments from US Federal Reserve Chairman Jerome Powell, triggered a broad market selloff. In February, worries shifted from the pandemic to the impending confrontation in Ukraine. Russia invaded Ukraine during the latter half of the month, resulting in a flight to safety and losses across global equity and credit markets. Punitive sanctions against Russia led to heightened supply chain concerns. Commodity prices jumped, and West Texas Intermediate (WTI) crude oil surpassed $100 a barrel for the first time since 2014.

In late March, investor concerns eased somewhat. While the Fed raised US interest rates by 0.25 percentage points, as expected, it highlighted upside inflationary risks and revised its “dot plot” projections to reflect seven total expected rate hikes this year – in contrast to the Bank of England (BoE)’s dovish messaging that accompanied its own quarter-point rate hike. Despite the Fed’s relatively hawkish tone, US equities rose following the Fed’s announcement. The BoE noted risks to growth stemming from the Russia-Ukraine conflict. Commodities markets, including metals, energy, and agriculture, remained strained.

The 2-year Treasury yield rose from 0.16% to 2.33% during the Fund's fiscal year. The yield curve flattened dramatically, raising concerns about its inversion and the rising risk of recession. Meanwhile, primary mortgage rates escalated from 3.3% in

Portfolio management review
Optimum Fixed Income Fund

December 2021 to 4.9% in March 2022 after about two years of being near all-time lows. The housing market, having benefited from low interest rates, limited inventory, and robust demand, showed early signs of deceleration.

Source: Bloomberg, unless noted otherwise.

Fund performance

For the fiscal year ended March 31, 2022, Optimum Fixed Income Fund underperformed its benchmark, the Bloomberg US Aggregate Index. Before fees, each of the Fund’s component parts, managed by DMC and PIMCO, outperformed the return of the benchmark. The following remarks describe factors that affected relative performance within these respective portions.

DMC

For the fiscal year ended March 31, 2022, DMC’s portion of Optimum Fixed Income Fund outperformed its benchmark, the Bloomberg US Aggregate Index, on a gross of fees basis.

Within broad fixed income, absolute returns reflected one of the asset class’s more severe negative-return periods in the past 50+ years, as interest rates rose during the period from 1.7% to 2.3% for the 10-year Treasury. DMC aimed to capitalize on the recovery, manage rising interest rate risk, and tactically – that is, realize gains from – monetize spread sector outperformance. Consequently, DMC adopted a short duration position, while reducing risk across high yield and emerging markets debt. DMC also sought to build a liquid capital reserve of Treasurys and agency residential mortgage-backed securities (RMBS) as a source of capital for a more volatile period in 2022. Some of the capital was subsequently deployed in March 2022 as spreads widened beyond long-term averages.

Against this backdrop, DMC’s short duration contributed to performance as interest rates rose, particularly in the first quarter of 2022. While DMC’s allocation to high yield declined through 2021 toward the low end of its range, the overweight benefited relative returns, as high yield outperformed all other major sectors within fixed income. DMC’s underweight to RMBS was also beneficial. Conversely, the allocation to emerging markets debt was the principal detractor from returns as spreads widened, particularly in the first quarter of 2022, on increasing Fed tightening concerns and geopolitical risks stemming from the Russian invasion of Ukraine. Lastly, DMC had a modest allocation to US-dollar-denominated Russian and Ukrainian debt, predominantly via corporate securities. The invasion and ensuing sanctions had a negative effect on these securities, detracting from performance in DMC’s portion of the Fund.

High yield corporates were the most significant contributor to excess returns in DMC’s portion of the Fund, including a tactical allocation to European securities that was deployed and monetized in March 2022. The allocation was additive as the sector outperformed Treasurys. DMC’s consistent allocation of approximately 5% to bank loans also contributed to relative performance as the sector benefited from strong investor demand in a rising rate environment.

DMC’s underweight to RMBS contributed to the performance of its portion of the Fund as spreads widened on growing concerns over an accelerated end of quantitative easing and start of quantitative tightening.

Emerging markets debt detracted from performance in DMC’s portion of the Fund. DMC’s allocation of approximately 9% at fiscal year end, though reduced from the start of the fiscal year, was detrimental to performance. The sector offered better yield and selection opportunities than developed counterparts but ultimately suffered from a shift in monetary policy and Russia’s invasion of Ukraine.

DMC’s overweight to commercial mortgage-backed securities (CMBS) modestly detracted from performance in its portion of the Fund, with spread widening in the final quarter of the fiscal year having a net negative impact on returns as DMC maintained an allocation of approximately 9% throughout the fiscal year.

Contributions from security selection reflected DMC’s focus on a diverse set of bottom-up (bond-by-bond) opportunities as market volatility increased. Specifically, its allocation to Puerto Rico securities prior to the court decision to restructure Puerto Rico bonds in default was beneficial as the outcome was positive, leading the bonds to outperform. In addition, DMC’s allocation to convertible securities issued by Spirit Airlines Inc. during the first quarter of 2022’s bout of volatility contributed to relative returns as the bonds benefited first from the Frontier Airlines bid and then from a higher bid from JetBlue Airways.

The two leading individual detractors from performance were emerging markets corporates within headline-prone jurisdictions. Specifically, DMC’s allocation to US-dollar-denominated investment grade Russian private oil company LUKOIL detracted from returns, as the modest allocation suffered in the aftermath of the Russian invasion of Ukraine as securities initially dipped below $50. DMC believes LUKOIL is likely to weather the geopolitical risk and, at these valuations, DMC continues to hold the security.

The second notable detractor from returns was US-dollar-denominated debt of Kaisa Group Holdings Ltd., a Chinese property issuer. DMC held a position of less than 0.1% in an effort to capitalize in a diversified manner on the property market disruption. As the Chinese government initially disappointed in its willingness to support the market, the issuer underperformed. DMC modestly reduced its allocation in August 2021 but continues to hold this modest exposure given what it views as attractive valuations relative to potential outcomes.

With a focus on agility in a period more prone to volatility and potential for higher interest rates, DMC retained a short duration position and modestly increased its allocation to investment grade securities in March 2022 as spreads widened beyond long-term averages. Although DMC increased its high yield allocation modestly, it began monetizing the returns when markets quickly reversed course. As of fiscal year end, DMC maintained an overweight to high-quality securitized credit such as CMBS, an underweight to agency RMBS, and a sub-average allocation to structural “plus sectors” such as high yield and emerging markets debt.

During the fiscal year, DMC used a variety of derivatives, including Treasury futures, primarily used to manage yield curve risk. It also used credit default swaps and currency hedges. The use of derivatives added slightly more than 0.50% to performance for DMC’s portion of the Fund for the fiscal year.

PIMCO

PIMCO’s portion of the Fund outperformed its benchmark, the Bloomberg US Aggregate Index, for the 12 months ended March 31, 2022, on a gross of fees basis.

PIMCO’s interest rate strategies detracted from performance in its portion of the Fund. An overall underweight to US duration added to PIMCO’s performance as US Treasury yields rose during the fiscal year. However, this was more than offset by the negative effect from PIMCO’s yield curve positioning, including its focus on intermediate rates as front-end and intermediate rates rose more than long-end rates. Overall, non-US interest rate strategies detracted from performance in PIMCO’s portion of the Fund, including its exposure to Italian and Canadian interest rates. Contributions from short exposure to UK interest rates partially offset this, however, as yields in these regions rose. Lastly, emerging market interest rate strategies detracted from performance in PIMCO’s portion of the Fund, including an allocation to Brazilian and Mexican local rates.

Spread sector strategies added to returns in PIMCO’s portion of the Fund during the fiscal year. Select exposure to non-agency mortgages contributed to performance as these securities benefited from continued strong fundamentals. An underweight to agency mortgage-backed securities (MBS) added to PIMCO’s performance as the sector underperformed like-duration Treasurys. PIMCO’s relative value positioning within agency MBS also added to performance. An underweight to investment grade corporate credit also helped performance in PIMCO’s portion of the Fund as the sector underperformed like-duration Treasurys. Lastly, an allocation to US TIPS contributed to PIMCO’s performance as inflation expectations rose.

Currency strategies were positive for performance in PIMCO’s portion of the Fund, including exposure to a basket of Latin American emerging market currencies that appreciated relative to the US dollar during the fiscal year.

At fiscal year end, PIMCO was neutral to modestly underweight duration, favoring US interest rates along with hedges in select regions and countries such as the UK. PIMCO also had some diversifying rate exposure in Europe, mainly Denmark and Italy.

Regarding spread strategies, PIMCO’s portion of the Fund was underweight investment grade corporate credit, maintaining diversified credit exposures with a bias toward shorter-maturity and high-quality names while de-emphasizing generic corporate credit exposure. PIMCO actively sought compelling name and sector exposure given dispersion within the credit market. Within agency MBS, PIMCO continues to seek relative value opportunities. PIMCO also continues to favor senior positions in mortgage credit given the asset’s inherent fundamental strength and deleveraging nature.

PIMCO remains tactical with currency positioning and sees the potential to find more individual foreign exchange opportunities over time. It will continue to seek opportunities from overshoots and undershoots that provide what PIMCO considers to be attractive risk-reward profiles and the ability to diversify sources of return.

PIMCO used credit default swaps, forwards, futures, interest rate swaps, options, and swaptions during the fiscal year, but these derivatives did not have a material impact on performance within its portion of the Fund during the reporting period.

Portfolio management review
Optimum International Fund

March 31, 2022 (Unaudited)

Performance review (for the year ended March 31, 2022)
Optimum International Fund (Institutional Class shares)	1-year return	-7.31%
Optimum International Fund (Class A shares)	1-year return	-7.55%
MSCI ACWI ex USA Index (net) (benchmark)	1-year return	-1.48%
MSCI ACWI ex USA Index (gross)	1-year return	-1.04%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum International Fund, please see the table on page 22

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital and may also seek income.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Acadian Asset Management LLC (Acadian)
Baillie Gifford Overseas Limited (Baillie Gifford)

Market review

Markets were volatile during the fiscal year, rising and falling within each quarter, but largely unchanged through the first nine months of the fiscal year ended March 31, 2022. In the final quarter of the 12-month period, equities fell sharply before recovering somewhat in the final month of the period.

There were four key drivers of performance in the markets during the Fund’s fiscal year: the effects of new COVID-19 strains on economic activity, the worsening geopolitical situation on the Russia-Ukraine border, multi-decade high inflation levels, and growing concerns that central banks would be forced to tighten monetary policy to curb inflation.

The pandemic’s continued impact on the global economy was evident throughout much of the Fund’s fiscal year. The appearance of several variants, including Delta and Omicron, resulted in sharp spikes in the number of infections in the US, China, and Europe, forcing ports and factories to close worldwide. In turn, there were raw material shortages and supply-side bottlenecks. Supply chain disruptions were so severe that global auto production fell as much as 60% between April and September.

The buildup of Russian troops on the Ukraine border and the subsequent invasion in February were also impactful, as sanctions and disruptions to the European oil and natural gas supply took a toll on the economies of both Europe and Russia. The US was also affected, as evidenced by gasoline prices rising to more than $6 per gallon in some markets.

The increase in energy prices added to the unease that inflation was out of control. Rising prices were a significant concern throughout the fiscal year, as inflation – initially dismissed by the US Federal Reserve as “transitory” – rose to levels not seen in decades. With headlines blaring that consumer prices were rising at a 4% to 6% annual rate, the Fed and other central banks began to take a more hawkish stance, ending stimulus measures, raising interest rates, and curtailing asset-purchasing programs.

Although global markets sustained a modest loss during the fiscal year, in a familiar pattern, developed markets outperformed, led by a strong US market, while emerging markets lagged. Most notably, China underperformed, weighed down by the effects of new regulations on its real estate and technology sectors, and the default of China Evergrande Group, China’s second largest property developer.

Source: Bloomberg, unless noted otherwise.

Fund performance

For the fiscal year ended March 31, 2022, Optimum International Fund underperformed its benchmark, the MSCI ACWI (All Country World) Index ex USA Index (net). Acadian’s portion of the Fund outperformed the benchmark (net of fees) while Baillie Gifford’s portion of the Fund underperformed. Stock selection was a key factor in both Acadian’s and Baillie Gifford’s portions of the Fund, providing a boost to performance for the former and detracting from the latter. Country allocations, particularly to China, also played a role in both portions of the Fund, with an underweight proving beneficial in Acadian’s portion and detrimental in Baillie Gifford’s as investors’ concern with new regulations and the default of China Evergrande hurt performance.

Acadian

Acadian focuses on its disciplined, value-focused, multi-factor approach and attempts to manage the Fund with consistency,

objectivity, and appropriate risk controls. Acadian believes that the coronavirus pandemic has created a new set of challenges for global equities and that the current situation is fluid and evolving. In these circumstances, Acadian's approach is to maintain a calm and measured perspective, mitigating human emotion. Acadian's investment process aims to invest in securities that deliver returns over the long run, and does not rely on market timing. Acadian's investment process is designed to attempt to capture alpha by exploiting behaviorally-based mispricings within and across global equity markets.

Acadian’s portion of the Fund benefited from a combination of stock selection and overweight positions in energy and materials. Throughout the entire 12-month period, but especially in the latter months as the Russia-Ukraine conflict escalated, energy and commodity prices rose, contributing to strong returns in the energy and materials sectors.

However, the surge in inflation, which stunted consumer confidence and resulted in underperformance in the consumer discretionary sector, partially offset these gains. While Acadian’s underweight of the consumer discretionary sector in its portion of the Fund was beneficial, Acadian’s exposure to the financial sector detracted from performance.

On a country basis, Acadian’s portion of the Fund also benefited from a combination of stock selection and an overweight position in Australia, and a combination of stock selection and an overweight exposure to Israel. Underweight positions in the United Kingdom and Canada reduced these gains, as did stock selection in Switzerland.

Two holdings that contributed to Acadian’s portion of the Fund were South32 Ltd. and Alibaba Group Holdings Ltd. The share price of South32, an Australian-based mining & metals company, soared on a string of positive production results across its portfolio. The shares got a further boost from favorable operating margins that were propelled by higher commodity prices.

Alibaba Group, a China-based online and mobile commerce behemoth, experienced a slump in its share price over the 12-month period, the result of intense pressure from regulatory uncertainty over the past year. Acadian did not hold Alibaba in its portion of the Fund and therefore benefited from an underweight position in the stock.

In contrast, two holdings that detracted from Acadian’s portion of the Fund were Nintendo Co. Ltd. and Koninklijke Philips NV. Nintendo’s shares tumbled after the Japanese video game company once again confronted claims that its game controllers violate data-patent rights. The share price of Koninklijke Philips declined over the fiscal period, as the unprecedented scale of global supply-chain disruptions impaired operations. Ongoing product recalls, including Philips’ Respironics most recent recall of select ventilators, underscored product safety and quality management risks, resulting in a costly repair and replacement program, and accelerating the decline in stock prices. Acadian eliminated both positions from its portion of the Fund in the third quarter of 2021.

At the end of the Fund's fiscal period, Acadian had its largest overweight country positions in Taiwan, Denmark, and Australia. Japan, the UK, and Canada were the largest underweight positions. At the sector level, the emphasis was on healthcare, energy, and materials, while consumer discretionary and financials were considerably underweighted.

Baillie Gifford

Baillie Gifford maintains its investment philosophy and process through changing market environments. Baillie Gifford fundamentally believes in long-term investing, and that share prices ultimately follow earnings growth. Baillie Gifford is focused on finding companies whose ability to generate earnings growth is independent of a particular market environment.

The financials and healthcare sectors were the largest detractors from performance in Baillie Gifford’s portion of the Fund during the 12-month period. Stock selection was the root cause of the underperformance. There was also a slight drag on performance from asset allocation within both sectors. Baillie Gifford had underweight positions in both financials and healthcare, which proved detrimental as those sectors rose.

Information technology (IT) made a marginal contribution to Baillie Gifford’s portion of the Fund. A small stock selector contribution was offset by a small asset allocation drag. IT was the only sector to contribute positively to performance during the Fund’s fiscal period.

Baillie Gifford’s portion of the Fund was also hindered during the fiscal year as several Chinese companies that had benefited from a return of consumer demand early in the period once again underperformed as the new COVID-19 variants took hold. The conflict in Ukraine also hurt performance, as two small Russian investments were revalued to zero.

IMCD NV and Kingspan Group PLC both contributed positively to Baillie Gifford’s portion of the Fund during the fiscal year. IMCD, a Dutch specialty chemicals distributor, continued its merger and acquisition strategy into 2021 and 2022 with the addition of more than 200 million euros in sales across 11 acquisitions. IMCD has increased group profit 10% over the last five years through acquisitions versus 5% organically.

Kingspan Group, the family-owned Irish manufacturer of commercial and residential insulation materials, performed strongly for Baillie Gifford’s portion of the Fund after providing support for the green

Portfolio management review
Optimum International Fund

infrastructure sector. The company upgraded its outlook for 2022 but still cautions that supply-chain issues remain.

Ping An Healthcare & Technology Co. Ltd. and Tencent Music Entertainment Group both detracted from performance in Baillie Gifford’s portion of the Fund. Ping An was among the Chinese technology companies affected by investors concerned with new regulations. However, the company’s operational story remained strong, in Baillie Gifford’s opinion. Ping An utilizes artificial-intelligence (AI)-based software to make diagnoses. Medical consultations continued to grow, as does the software’s ability to recognize illness. Right now, although AI is “assisting” in diagnosis, regulators have yet to approve its use as a replacement for a doctor’s diagnosis.

Tencent Music Entertainment, the Chinese music-streaming business, continued to grow significantly across multiple platforms.

The company reported a record 4.9 million net new users as part of its first-quarter earnings release. The announcement of further organic investment, particularly in long-form audio (LFA), weighed on shares in the latter part of the Fund’s fiscal year but is an investment Baillie Gifford believes will ultimately help build out the network. The entire Tencent network integrates Tencent Cloud Real-time Communication Network, Instant Messaging Network, and Streaming Media Distribution Network. Combined, the services provide infrastructure for music and live streaming.

Overall, Optimum International Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Portfolio management review
Optimum Large Cap Growth Fund

March 31, 2022 (Unaudited)

Performance review (for the year ended March 31, 2022)
Optimum Large Cap Growth Fund (Institutional Class shares)	1-year return	+2.75%
Optimum Large Cap Growth Fund (Class A shares)	1-year return	+2.49%
Russell 1000® Growth Index (benchmark)	1-year return	+14.98%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Growth Fund, please see the table on page 25.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Fund objective

The Fund seeks long-term growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisors

ClearBridge Investments, LLC (ClearBridge)
T. Rowe Price Associates, Inc. (T. Rowe Price)

Market review

Equities markets in the US climbed steadily through the first nine months of the fiscal year ended March 31, 2022, buoyed by robust corporate earnings, ample liquidity, and progress in bringing the global pandemic under control. Widespread vaccination spurred a reopening of most parts of the global economy and contributed to a healthy labor market that restored most of the jobs that had been lost due to pandemic lockdowns and related restrictions on economic activity.

Even as equities were rising, inflation and strained supply chains began to dampen investors’ enthusiasm. Although the US Federal Reserve initially declared that inflation was transitory, prices continued to rise, and in February 2022, the US Consumer Price Index showed the largest year-over-year increase in 40 years, adding to market volatility that had begun in January.

Stocks slumped further when Russia invaded Ukraine in late February, prompting the US and many other nations, especially in Europe, to respond with broad and damaging economic sanctions targeting key Russian individuals and institutions.

In March 2022, attempting to take control of inflation, the Fed raised rates 0.25%, its first increase since 2018. At the time, the Fed indicated that additional rates were forthcoming, that the size of the increases could grow to 0.5%, and that it would begin drawing down its balance sheet.

In the final weeks of the 12-month period, equities did recover somewhat and, despite the pressures of inflation, the war in Ukraine, supply chain disruptions, and the ongoing pandemic, the large cap S&P 500® Index advanced 15.65% for the 12-month period. Large-cap growth stocks maintained an edge over their value counterpart, with the benchmark Russell 1000 Growth Index rising 14.98% for the year while the Russell 1000® Value Index added 11.67%.

Source: Bloomberg, unless noted otherwise.

Fund performance

Optimum Large Cap Growth Fund underperformed its benchmark, the Russell 1000 Growth Index, for the Fund’s fiscal year ended March 31, 2022. Both ClearBridge’s and T. Rowe Price’s portions of the Fund underperformed the benchmark, citing adverse stock selection and, in the case of ClearBridge, adverse sector allocation decisions as well. In ClearBridge’s portion of the Fund, stock selection in the communication services, information technology (IT) and consumer discretionary sectors, an underweight to the IT sector, and an overweight to the consumer discretionary sector detracted from relative performance. In T. Rowe Price’s portion of the Fund, the IT, communication services, and consumer discretionary sectors were the major detractors, while the healthcare and materials sectors contributed to relative returns.

ClearBridge

ClearBridge normally invests in equity securities (or other instruments with similar economic characteristics) of US companies with large market capitalizations. ClearBridge’s core holdings are large-capitalization companies that it believes to be dominant in their industries due to product, distribution, or service strength.

After making aggressive positioning moves to increase the up capture of the Fund during the 12-month period, ClearBridge’s actions over the last year focused on adding exposure to secular trends such as: ecommerce and payments through the additions of Nike Inc. and PayPal Holdings Inc.; gaming through the purchase of Unity Software Inc.; electrification of the economy via Eaton Corp. PLC; and a shift in healthcare to innovative and market leading

Portfolio management review
Optimum Large Cap Growth Fund

medical device makers, such as Intuitive Surgical Inc. and DexCom Inc., that ClearBridge thinks should benefit from a renewed focus on elective procedures and treatment of chronic conditions.

Communication services was the primary detractor from performance in ClearBridge’s portion of the Fund. In the second half of the fiscal period, ClearBridge’s overweight to social media and digital advertising platform Meta Platforms Inc. (Facebook) negatively affected results. Shares declined following fourth-quarter earnings results and first-quarter revenue guidance that were weaker than expected.

Weakness in the digital payments space held back several IT holdings in ClearBridge’s portion of the Fund, including Fidelity National Information Services Inc. and PayPal Holdings Inc.,as the pandemic eased its grip on the economy and consumers returned to brick-and-mortar establishments.

ClearBridge initiated a position in PayPal after the shares had already fallen 40% from their all-time high but PayPal's muted outlook was not fully priced in at that point. Nevertheless, ClearBridge believes PayPal is fundamentally holding share in the digital payments industry and is set up for continued growth in ecommerce once reopening headwinds pass. The company onboarded nearly 120 million net new users over the last few years; naturally, many users will churn off the platform. ClearBridge also sees the company’s strategy to add additional use cases to its wallet such as investing, crypto, savings accounts, and bill pay as catalysts to accelerate revenue growth over time. In addition, ClearBridge believes Venmo continues to be under-monetized, and a new partnership with Amazon.com will be something to watch. Therefore, ClearBridge continues to hold PayPal in its portion of the Fund.

Fidelity National Information Services has topped earnings forecasts the last two quarters, but investors are focused on the merchant business which has been decelerating year over year. Concerns remain that the company is not competitive with new/modern acquirers in its merchant segment; however, the company expects to deliver double-digit revenue growth in this area given its expanding capabilities and ongoing merchant wins and remains undervalued versus peers. 2022 results remain heavily dependent on the speed of the travel/spending recovery. While current quarter guidance came in below expectations, the company’s full-year earnings and revenue forecasts are in-line to slightly higher than Wall Street, providing optimism over continued improvement. ClearBridge believes Fidelity National Information Services remains a good way to participate in the growth of digital payments and discretionary travel spending and therefore continues to hold it in its portion of the Fund.

Two other IT holdings contributed but could not fully offset the sector’s losses. Palo Alto Networks Inc., a provider of enterprise security solutions, got a boost from the threats posed by the Russian-Ukraine conflict. Microsoft Corp., developer of the Windows and Office family of products among others, has proven to be defensive through periods of market turbulence and this fiscal year was no exception.

Alibaba Group Holding Ltd., in the consumer discretionary sector, is a Chinese ecommerce and digital payments provider that detracted from ClearBridge’s portion of the Fund. Its shares declined as the company faced increased regulatory scrutiny from the Chinese government and a return of COVID-19 adversely affected ecommerce activity. ClearBridge continues to view Alibaba as a durable business with the potential for sustained revenue and profit growth due to its size, balance sheet, and importance to the Chinese economy.

Additional communications sector detractors from performance in ClearBridge's portion of the Fund were Netflix Inc., Sea Ltd., and Walt Disney Co. Netflix is a leading provider of streaming media programming. After being a prime beneficiary of increased viewing patterns during the stay-at-home period of COVID-19, Netflix is recalibrating how to measure and forecast subscriber growth as global economies fully reopen. The company's stock fell sharply after Netflix modestly reduced its net subscriber additions for the first quarter of 2022, causing us to question its ability to continue to deliver double-digit subscriber growth. While Netflix has suffered further subscriber declines and price pressures in international markets, ClearBridge believes it is taking aggressive actions to address these issues, and ClearBridge remains convinced that its thesis for owning the stock is intact. Sea is a Singapore-based platform for ecommerce, digital payments, and gaming. Sea underperformed owing to a general sell-off in higher multiple stocks and weakening of its gaming segment. In gaming, the company has seen a slowdown in bookings growth in the wake of economic reopening – a trend seen at other gaming platforms like Roblox. ClearBridge remains optimistic about Sea due to what it views as its compelling growth opportunity in ecommerce and digital payments, businesses where it has a strong execution track record. Walt Disney is an entertainment company that conducts operations in media networks, studio entertainment, theme parks and resorts, consumer products, and interactive media. Disney detracted from the performance of ClearBridge's portion of the Fund owing to weakness in Disney+ subscriber momentum. ClearBridge believes Disney's slowdown is largely tied to production delays as the company aims to significantly expand content availability and subscriber momentum has begun to show signs of improvement.

The healthcare sector was the primary contributor to performance in ClearBridge’s portion of the Fund, led by strong operating results from UnitedHealth Group Inc. UnitedHealth continues to offer consistent growth from a diversified, scaled base of healthcare insurance and service businesses. ClearBridge also realized strong results from Thermo Fisher Scientific Inc., a diversified provider of life sciences solutions, analytical instruments, specialty diagnostics, and laboratory products and services. Animal health provider Zoetis Inc. was another notable contributor.

T. Rowe Price

T. Rowe Price normally invests in stocks of large-capitalization companies with one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and ability to expand even during times of slow economic growth. As the US and the world work to return to normal, T. Rowe Price is monitoring several key market themes.

IT was the leading relative underperformer in T. Rowe Price’s portion of the Fund, due primarily to weak stock choices led by underweight positions in Apple Inc. and NVIDIA Corp. Shares of Apple gained over the 12-month period, driven by the strength of the iPad and Mac, which benefited from coronavirus-pandemic tailwinds. Shares of NVIDIA also climbed higher during the fiscal year as the company’s data center business showed signs of reacceleration, underpinned by the demand for chips that can support artificial intelligence (AI) and deep learning applications.

Communication services also hampered relative performance in T. Rowe Price’s portion of the Fund, due to unfavorable stock picks coupled with an overweight allocation. Within the sector, holdings in Sea Ltd. and Snap Inc. detracted from relative performance. Shares of Sea traded lower in response to disappointing guidance for its gaming business. T. Rowe Price believes Sea’s platform is well positioned to gain share in Southeast Asia’s high-margin online gaming market and expand its reach to additional emerging market countries. Shares of Snap, the company behind Snapchat and other camera-based applications, sold off when results were affected by the one-two punch of Apple’s new consumer-tracking restrictions and by the combination of supply chain disruptions and labor shortages. Snap's control of the impressionable and highly engaged youth demographic, relatively low ad load, and culture of innovation combine to form what T. Rowe Price views as a tightly coiled monetization spring. T. Rowe Price believes that network effects and innovations in technology will continue to drive user growth and engagement, paving the way for potential earnings growth over time and continues to hold Sea and Snap in its portion of the Fund.

Consumer discretionary also hampered relative performance in T. Rowe Price’s portion of the Fund due to weak stock picks such as Rivian Automotive Inc. Shares of Rivian came under pressure as the early-stage electric-vehicle maker was penalized for various items, including a small production target miss in 2021, the departure of its COO, an inflation-driven price increase, and lowered 2022 delivery guidance due to supply chain issues. T. Rowe Price strongly believes that Rivian’s recent underperformance equates to short-term noise for a young company that is implementing new technologies in a notoriously difficult industry during a material global supply chain disruption amid record levels of inflation and thinks Rivian is well positioned to benefit from the automotive industry’s electrification. T. Rowe Price continues to hold Rivian in its portion of the Fund.

In contrast, the healthcare sector contributed to T. Rowe Price’s portion of the Fund, due to stock selection coupled with an underweight exposure. Shares of UnitedHealth Group Inc. traded higher as the company guided earnings growth higher for 2022. Shares of HCA Healthcare Inc. benefited from the increase in demand for hospital services, leading to higher patient volumes and outpatient surgeries. The company also unveiled plans to build a new free-standing emergency facility in Central Florida. Additionally, investors appeared to react positively to news of a stock buyback and a dividend increase.

A significant underweight exposure to the materials sector also positively affected relative returns in T. Rowe Price’s portion of the Fund.

Overall, Optimum Large Cap Growth Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Portfolio management review
Optimum Large Cap Value Fund

March 31, 2022 (Unaudited)

Performance review (for the year ended March 31, 2022)
Optimum Large Cap Value Fund (Institutional Class shares)	1-year return	+13.22%
Optimum Large Cap Value Fund (Class A shares)	1-year return	+12.91%
Russell 1000® Value Index (benchmark)	1-year return	+11.67%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Value Fund, please see the table on page 28.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital and may also seek income.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Massachusetts Financial Services Company (MFS)

Rothschild & Co

Market review

US equities performed well in the first nine months of the fiscal year ended March 31, 2022, before entering a spate of volatility that marred the opening months of the new year. Equities regained much of their footing in March, however, delivering a gain of 15.65% for the 12-month period, as measured by the S&P 500® Index.

There were challenges throughout the period. Multiple waves of COVID-19, including the highly transmissible Delta and Omicron variants, briefly interrupted the markets’ rise, as did the onset of inflation, which the US Federal Reserve initially labeled as transitory. Supply chain disruptions, notably in important commodity markets, and a tight labor market also caused brief investor stumbles. But low unemployment and continued healthy corporate profits were more than sufficient to keep equity markets advancing through the end of 2021.

As 2022 began, however, just as the Omicron wave of the pandemic appeared to recede in much of the world, markets experienced a geopolitical shock as Russia first built up troops on Ukraine’s border and then launched a full-scale invasion. Given Europe's heavy reliance on imported oil and gas from Russia, European markets were among the hardest hit. Energy prices spiked in the wake of the invasion, adding to an already multidecade high level of inflation. Non-energy commodities rose sharply as well. Both the equity and fixed income markets experienced significant upticks in volatility.

The ripple effects from the Russian invasion further complicated central banks’ efforts to rein in inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Accordingly, expectations for central banks to aggressively tighten monetary policy have moderated.

Against an environment of rising labor and raw materials prices, higher interest rates, and waning fiscal and monetary stimulus, investors have become increasingly anxious that corporate profit margins may be past peak for this cycle. That said, tentative signs of some supply chain bottlenecks easing, low levels of unemployment across developed markets, and the loosening of coronavirus restrictions seem to be supportive for the macroeconomic backdrop.

Source: Bloomberg, unless noted otherwise.

Fund performance

Optimum Large Cap Value Fund outperformed its benchmark, the Russell 1000 Value Index, for the fiscal year ended March 31, 2022. While the Rothschild & Co portion of the Fund outperformed the benchmark return, the MFS portion of the Fund slightly underperformed.

In Rothschild & Co’s portion of the Fund, outperformance was supported largely by favorable stock selection. Sector allocation also contributed positively to relative returns. While a modest cash position acted as a headwind to relative performance during a period of healthy absolute returns, Rothschild & Co’s overweight position in energy contributed to performance owing to a sharp rise in oil prices against the backdrop of supply constraints. Rothschild & Co’s stock selection was especially positive in the technology, manufacturing, and healthcare sectors, more than offsetting weakness in the basic materials, consumer services, and transportation sectors. An underweight position in energy and adverse stock selection in the materials sector hindered performance in the MFS portion of the Fund. Advantageous stock selection in the industrials sector partially offset this, however. An underweight position and stock selection in the consumer discretionary sector contributed to performance in the MFS portion of the Fund.

MFS

MFS has maintained a consistent investment approach since this strategy’s inception. For its portion of the Fund, MFS uses a long-term time horizon in making investment decisions. MFS maintains a disciplined investment philosophy and process that is always focused on investing in high-quality companies trading at inexpensive valuations. As was the case last year, MFS continued to assess the impact of significant changes to the global economic outlook and equity markets. Over the past year, these included rising inflation, interest rates, uncertain monetary policy, slowing growth, the war in Ukraine, and the ongoing pandemic.

As energy prices climbed throughout the period, the sector performed well and detracted from performance in the MFS portion of the Fund, which was underweight the sector. Not owning integrated oil and gas company Exxon Mobil Corp. detracted from performance, as did the combination of first underweighting and later exiting a position in integrated energy company Chevron Corp. As a result, MFS missed the shares’ significant rally toward the end of the Fund’s fiscal year.

Security selection in the materials sector hampered relative results in the MFS portion of the Fund, led by an overweight position in coatings company PPG Industries Inc.

In other sectors, MFS did not own insurance and investment firm Berkshire Hathaway Inc. and health insurance and Medicare-Medicaid provider UnitedHealth Group Inc. Both decisions detracted from performance. MFS maintained overweight positions in shares of diversified financial services firm Citigroup Inc., global financial services firm JPMorgan Chase & Co., media and technology company Comcast Corp., power and hand tools provider Stanley Black & Decker Inc., and diversified technology and manufacturing company Honeywell International Inc., all of which weighed on relative returns.

In the industrials sector, MFS maintained an overweight holding of global security company Northrop Grumman Corp. that contributed positively to relative performance. Northrop Grumman Corp. is engaged in the provision of security services including cybersecurity for computers and communications. MFS avoided a position in aerospace firm The Boeing Co., which performed poorly, thereby also contributing to relative returns.

Stocks in other sectors that contributed positively to relative performance in the MFS portion of the Fund included overweight positions in shares of risk-management and human-capital consulting services provider Aon PLC, risk and insurance consulting firm Marsh & McLennan Cos. Inc., property and casualty insurance provider Chubb Ltd., health services and information technology company McKesson Corp., oil and gas company ConocoPhillips, and IT servicing firm Accenture PLC. Avoiding poor-performing diversified entertainment firm The Walt Disney Co. and telecommunication services provider AT&T Inc. also added to positive results.

Rothschild & Co

Rothschild & Co employs an integrated approach that balances quantitative analysis, fundamental research, and risk management guidelines to identify stocks of companies it believes possess attractive relative valuation and an ability to exceed market expectations. Rothschild & Co’s investment process has been stable through many market cycles, maintaining a consistent approach even as economic and market environments fluctuate. That said, the market environment experienced during the most recent fiscal period was unprecedented, reflecting the pandemic and the resulting government fiscal support and central bank monetary support. Unprecedented monetary support accompanied by two shocks in two years to global supply chains has significantly raised inflationary expectations above the Fed’s comfort level. We believe that such environments characterized by volatility can unearth opportunities as pricing inefficiencies develop at the stock level, which is where we focus our attention.

Although the technology sector underperformed within the benchmark, the Rothschild & Co portion of the Fund benefited from advantageous stock selection in the sector, both in terms of what it owned, including Alphabet Inc., Broadcom Inc., and Microsoft Corp., and what it avoided, including an underweight position in Intel Corp. and no exposure to Salesforce Inc.

Manufacturing was also a strong contributor to performance in the Rothschild & Co portion of the Fund, as defense companies Lockheed Martin Corp. and Northrop Grumman Corp. both benefited from the war in Ukraine.

Individual stocks that contributed to performance in the Rothschild & Co portion of the Fund included ConocoPhillips, an energy exploration and production company. The rise in crude oil prices that resulted, in part, from the Russian invasion of Ukraine drove share prices here. Schlumberger NV, the largest US oilfield services company with a focus on international markets, also contributed to performance significantly.

Rothschild & Co’s portion of the Fund underperformed in the basic materials sector largely because of its lack of investment in commodity-specific industries, such as copper and steel, which rallied on the supply constraints caused by the Russia-Ukraine crisis. Rothschild & Co’s direct commodity exposure lies exclusively in the oil sector, which aided performance.

Portfolio management review
Optimum Large Cap Value Fund

Although the utilities sector outperformed the overall benchmark by a wide margin, one of Rothschild & Co’s holdings in the sector, NextEra Energy Inc., did not keep pace with the peer group and detracted from performance.

Individual stocks that detracted from the Rothschild & Co portion of the Fund included Global Payments Inc., which provides electronic transaction processing, information systems, and services. The stock underperformed despite reporting above-consensus revenue and earnings and providing optimistic longer-term financial targets.

Southwest Airlines Co. also detracted from performance in the Rothschild & Co portion of the Fund. Southwest is a budget-friendly airline operator with its exposure predominantly in the US. The stock has lagged as the recovery has been choppy. Rothschild & Co continues to hold the shares given that Southwest has one of the strongest balance sheets among peers and the least exposure to business travel, which is recovering slowly and could be structurally impaired.

Overall, Optimum Large Cap Value Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Portfolio management review
Optimum Small-Mid Cap Growth Fund

March 31, 2022 (Unaudited)

Performance review (for the year ended March 31, 2022)
Optimum Small-Mid Cap Growth Fund (Institutional Class shares)	1-year return	-5.54%
Optimum Small-Mid Cap Growth Fund (Class A shares)	1-year return	-5.76%
Russell 2500TM Growth Index (benchmark)	1-year return	-10.12%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Growth Fund, please see the table on page 31.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Columbus Circle Investors (CCI)
Peregrine Capital Management, LLC (PCM)

Market review

Rising COVID-19 infections, a rapid increase in inflation, continued supply chain bottlenecks, and the onset of the conflict in Ukraine led to increased market volatility during the fiscal year. With a meaningful portion of the US population fully vaccinated, the reopening of the broader economy progressed quickly early in the Fund’s fiscal year. This drove significant pent-up demand for goods and services and put immense pressure on global supply chains, logistics networks, and labor forces to keep up.

A global spike in the Delta and Omicron variants of COVID-19, coupled with the continuing conflict in Ukraine, then put further stress on worldwide supply chains. This helped push inflation to historically high levels and forced the US Federal Reserve to pivot to a more hawkish stance despite early signs of a slowing economy.

Stocks faced broad selling pressure in March 2022, as growth equities led the market lower and smaller-cap stocks lagged their larger-cap peers. A confluence of tighter monetary policy with an intensification of unsettling geopolitical events in Europe sparked global stagflation fears, causing many investors to dump shares of more speculative stocks.

Source: Bloomberg, unless noted otherwise.

Fund performance

Optimum Small-Mid Cap Growth Fund declined, although it outperformed its benchmark, the Russell 2500 Growth Index, for the fiscal year. Both CCI’s and PCM’s portions of the Fund outperformed the benchmark. Although both growth and value stocks lost ground during the Fund’s fiscal period, CCI’s portion of the Fund benefited on a relative basis from its comparatively balanced positioning in both cyclical and secularly driven growth stories and the market’s focus on rewarding stronger fundamentals. PCM’s high growth yet valuation sensitive approach generated strong relative outperformance during the fiscal year, despite the economic uncertainty. Outperformance in PCM’s portion of the Fund relative to the benchmark was due to stock selection in the healthcare and industrial sectors.

CCI

CCI uses a growth-oriented investment philosophy of “positive momentum and positive surprise” to strive to invest in what CCI views as strong companies getting stronger and in companies whose fundamentals are exceeding investor expectations.

Due to favorable stock selection, the healthcare and financials sectors were the leading contributors in CCI’s portion of the Fund. Conversely, unfavorable stock selection in the information technology (IT) sector and an underweight in the real estate sector detracted from CCI’s portion of the Fund.

Arista Networks Inc. a provider of cloud networking solutions, was CCI’s largest contributor to performance in its portion of the Fund for the fiscal year. The company benefited from a multi-year upgrade cycle within its hyperscale segment as customers such as Facebook and Microsoft upgraded their networks. Share gains within Arista Network’s enterprise segment also contributed.

Matador Resources Co., an energy company focused on the development of oil reserves in the Delaware and Eagle Ford shale areas of Texas, was the second largest contributor to performance within CCI’s portion of the Fund. Continued improvements in horizontal drilling and well-completion techniques, along with significantly higher oil prices, combined to propel oil and gas economics higher. In addition, the favorable commodity price backdrop improved Matador’s free cash flow outlook, creating an opportunity for potential dividend and stock buyback announcements.

Portfolio management review
Optimum Small-Mid Cap Growth Fund

Natera Inc., a genetic testing company focused on prenatal testing (NIPT), organ transplant rejection, and cancer recurrence monitoring, detracted the most from performance in CCI’s portion of the Fund. Its shares declined despite continued robust fundamentals that supported CCI’s investment thesis. CCI attributes the decline in shares to profit-taking in highly valued growth stocks when the market rotated toward cyclical and value shares during 2021. Notably, the stock came under further pressure after CCI exited its position in Natera.

Levi Strauss & Co., a leading apparel company focused on denim, also detracted from performance in CCI’s portion of the Fund. Despite strong quarterly results, supported by a cyclical recovery and a new jeans fashion cycle, shares declined as the market struggled with increasing cost inflation, supply chain headwinds, and the potential impact of higher inflation on consumer spending, leading CCI to exit the holding.

CCI believes slower economic growth ahead with a more restrictive Fed should favor the discipline it follows in its portion of the Fund as the market increasingly gravitates toward companies that can demonstrate continued positive momentum and positive earnings surprises. Recent leading economic indicators, including weaker purchasing managers’ indices (PMIs), waning consumer confidence, and a brief yield curve inversion, all seem supportive of this view. Given CCI’s belief that the risks associated with cyclical companies are likely to increase, CCI began to add more durable-secularly driven, positively surprising, growth stocks typical of its investment discipline to its portion of the Fund. CCI thinks these companies have the potential to stand out and may disproportionately benefit as growth becomes increasingly scarce.

CCI’s portion of the Fund is most overweight the healthcare sector. CCI recently increased its weighting in what it views as medical technology companies with innovative products that can benefit from robust secular demand and the resumption of medical procedures as COVID-19 recedes. CCI’s portion of the Fund is also overweight the communication services sector, particularly those companies experiencing strong demand from digital business models in software, advertising, and entertainment.

CCI’s portion of the Fund is most underweight the consumer discretionary sector, as fading stimulus payments along with persistently high inflation are likely to squeeze consumer pocketbooks, prompting a pullback in consumer spending. CCI also continues to have no exposure to the real estate sector, as real estate investment trusts (REITs) are at risk from rising interest rates.

CCI's portion of the Fund did not hold derivatives during the fiscal year.

PCM

The healthcare and industrials sectors were the strongest contributors to performance for PCM’s portion of the Fund for the fiscal year. Contribution from the healthcare sector was broad based, with favorable stock selection across life sciences, healthcare technology, biotechnology, and healthcare provider holdings. An underweight position to the biotechnology industry group also contributed to performance for PCM’s portion of the Fund. Within the industrials sector, improved economic visibility and attractive valuations drove a resurgence in many of the market’s more cyclical areas. PCM’s electronic equipment and professional services holdings were notable contributors for the Fund’s fiscal period.

The energy and real estate sectors detracted the most from performance within PMC’s portion of the Fund. Driven by the continued economic recovery as well as the Russia-Ukraine war, global energy prices rose rapidly, driving strong stock performance across the energy sector. PCM’s portion of the Fund was underweight energy during the 12-month period, which detracted from relative results. PCM’s underweight position to the outperforming real estate sector also was a modest detractor.

The principal contributor to PCM’s portion of the Fund for the fiscal year was Mimecast Ltd. Mimecast is a leading provider of cloud-based email security solutions focused on small- and medium-sized businesses. Email security is a top priority for any organization, especially with the work-from-home trend significantly increasing a company’s exposure to email-based threats. As a result, demand for Mimecast’s security products accelerated throughout the Fund’s fiscal period, with increasing order sizes and the strong up-sell of new products to both new and existing customers. Given Mimecast’s strong growth prospects and rapid consolidation within the cybersecurity space, private equity firm Permira acquired the company in December.

Another significant contributor was Steel Dynamics Inc., one of the largest US steel producers and metal recyclers. Coupled with a strong pricing environment, the company has benefited from an improved economic backdrop as demand for steel remained robust. Not only has Steel Dynamics seen particular strength in the nonresidential construction market, PCM thinks that the eventual recovery in automotive production volumes should be additive to its future growth as well. As a result of these strong end-market dynamics, free cash flow was robust, enabling the company to repurchase roughly 8% of its total outstanding shares in calendar year 2021.

The leading detractor from performance in PCM’s portion of the Fund was Sleep Number Corp., a designer and manufacturer of premium mattresses. Since consumers spent more time in their homes during the pandemic, demand for home goods, including mattresses, had been strong. And while the demand environment for the company’s products remains favorable, supply chain delays hurt sales and earnings results for much of the fiscal year. A shortage of semiconductors used in the adjustable base of the beds caused persistent delays in customer deliveries during the fiscal year, leading the stock to underperform. PCM continues to hold Sleep Number in its portion of the Fund.

Tactile Systems Technology Inc. also detracted from performance in PCM’s portion of the Fund. Tactile Systems designs and manufactures medical devices used for the treatment of lymphedema, an underdiagnosed and undertreated affliction affecting 1.4 million new patients annually. COVID-19-related headwinds were the primary driver of the stock’s weakness for the Fund’s fiscal period. With multiple variants emerging over the period, patients were unpredictable in their willingness to return to their doctors’ offices. Meanwhile, vaccine mandates at both the federal and company level hurt Tactile Systems’ ability to attract and retain its salesforce. While this led to volatile sales and earnings results during the 12-month period, PCM believes the company’s valuation remains attractive for its long-term growth potential, especially as the economy continues to reopen. PCM continues to hold Tactile Systems in its portion of the Fund.

PCM’s process focuses on rapidly growing small-cap companies trading at valuations that in PCM’s opinion do not yet reflect that strong growth. PCM’s portion of the Fund is currently most overweight companies in the industrial and financial sectors, and most underweight in consumer discretionary.

PCM's portion of the Fund did not hold derivatives during the fiscal year.

Portfolio management review
Optimum Small-Mid Cap Value Fund

March 31, 2022 (Unaudited)

Performance review (for the year ended March 31, 2022)
Optimum Small-Mid Cap Value Fund (Institutional Class shares)	1-year return	+6.74%
Optimum Small-Mid Cap Value Fund (Class A shares)	1-year return	+6.45%
Russell 2500™ Value Index (benchmark)	1-year return	+7.73%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Value Fund, please see the table on page 34.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Fund objective

The Fund seeks long-term growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisors

LSV Asset Management (LSV)
Cardinal Capital Management LLC (Cardinal)

Market review

Small- and mid-cap value equities in the US performed well in the beginning of the Fund’s fiscal year ended March 31, 2022, as the COVID-19 vaccination rollout continued to accelerate globally, supporting a rebound in economic activity. Later in the period, global supply chain disruptions hurt company results and rising inflation eroded investor optimism. Markets, however, proved to be reasonably resilient despite these challenges and the emergence of the Delta and Omicron COVID-19 variants. Strong earnings continued to support elevated equity valuations as market indices finished the calendar year of 2021 with notably strong performances.

In the first quarter of 2022, however, Russia’s invasion of Ukraine and the resulting humanitarian crisis jolted markets as numerous sanctions caused a commodity supply shock and increased inflationary pressures. Within the US, value stocks broadly held up well relative to growth stocks during the period. Representing US small- to mid-cap stocks, the Russell 2500 Value Index was up 7.7% while the Russell 2500TM Growth Index dropped 10.1% for the fiscal year.

Overall, large-cap stocks significantly outpaced small- and small-to-mid-cap stocks, as the S&P 500® Index rose more 15.6% for the fiscal year. Small- to mid-cap stock performance was inconsistent as economically sensitive sectors, such as energy and materials, significantly outperformed while consumer discretionary, information technology, and industrials stocks lagged. Outside of this, defensive investments such as utilities, consumer staples, and real estate all fared better, reflecting investors' increased appetite for a degree of certainty and security.

Source: Bloomberg, unless noted otherwise.

Fund performance

Optimum Small-Mid Cap Value Fund underperformed its benchmark, the Russell 2500 Value Index, for the fiscal year. LSV’s portion of the Fund outperformed the benchmark for the fiscal year, benefiting from its deeper value positioning relative to the benchmark. Cardinal’s portion of the Fund trailed the benchmark for the fiscal year because of its lack of exposure to commodity-sensitive and more cyclical stocks.

LSV

The positive impact of LSV’s portion of the Fund relative to the benchmark was evident in stock selection, where that portion of the Fund’s deeper value positioning relative to the benchmark contributed to performance. Stock selection was particularly strong in the financials, healthcare, and technology sectors. Sector selection detracted mostly because of an underweight to energy stocks. This had a significant effect on relative performance, as energy stocks outperformed the broader market by a wide margin. An overweight to consumer discretionary stocks also detracted from performance.

LSV’s portion of the Fund was broadly diversified with 223 stocks, during the fiscal year, which limited the potential impact of any one position on relative performance. The two leading contributors to relative performance were The Mosaic Co., the largest US producer of potash and phosphate fertilizer, and Atkore Inc., a leading provider of electrical, safety, and infrastructure solutions. Both companies benefited from the continued favorable environment for high-quality companies that are generating cash and paying dividends. LSV believes both stocks remain attractively valued, and it continues to hold them in its portion of the Fund.

The two leading performance detractors from LSV’s portion of the Fund were Whirlpool Corp. and Sleep Number Corp. Whirlpool, which markets and distributes major home appliances and related products, was the largest detractor within LSV’s portion of the Fund. There does not appear to be any discernible reason for the stock’s decline during the quarter other than headwinds created by a potential economic slowdown. 2021 was a good year for Whirlpool, as consumer demand was strong and gross profits and operating margins increased. LSV believes its low valuation is not justified. Whirlpool continues to rank highly in the LSV model and continues to be held in LSV’s portion of the Fund.

Sleep Number, a manufacturer of beds and bedding accessories, had earnings revised downward after supply chain pressures hurt its business. Sleep Number remains attractively valued by LSV’s model and is still held in LSV’s portion of the Fund.

As a contrarian deep value investor, LSV has patiently stuck to its discipline. LSV maintains a strong conviction that valuations matter and believes that conditions continue to be favorable for value stocks and in particular the deep value stocks it owns. Importantly, LSV believes that the deeply discounted stocks owned in LSV’s portion of the Fund are a high-quality blend of profitable companies that are generating cash, paying dividends, and buying back stock. LSV believes that overall quality profile is higher than the Russell 2500 Value Index and comparable to the core Russell 2500 Index. While the short-term environment resulting from the pandemic and Russia’s invasion of Ukraine remain uncertain, LSV believes the mid- to long-term prospects for holdings in its portion of the Fund are attractive. Regardless of current market sentiment, LSV remains committed to its disciplined deep value approach.

LSV’s portion of the Fund did not hold derivatives during the fiscal year.

Cardinal

While Cardinal's portion of the Fund kept pace with its benchmark, the Russell 2500 Value Index, for much of the fiscal year and added considerable value in late 2021 and early 2022, Russia's invasion of Ukraine and associated commodity-driven rally caused the portfolio to lag sharply in March, which offset the earlier outperformance. For the fiscal year, Cardinal's portion of the Fund slightly lagged the benchmark. Cardinal's focus on owning high-quality businesses and low exposure to commodity-sensitive and highly cyclical stocks drove the relative underperformance of Cardinal’s portion of the Fund.

In managing its portion of the Fund's assets, Cardinal employs a cash-flow-oriented investment process. Cardinal believes that a company's stock price is ultimately determined by its ability to generate excess cash flow and redeploy that cash to enhance shareholder value. The investment process involves making detailed five-year projections based on an analysis of the company's business and financials as well as discussions with the company's management and knowledgeable third parties. Cardinal looks for companies with significant free cash flow, stable and predictable business models, and a motivated and competent management team.

The leading detractors within Cardinal’s portion of the Fund were in the financials and materials sectors, while major contributors came in the healthcare and consumer discretionary sectors. In financials, stock selection and not owning insurance stocks were the main drivers of the underperformance. Cardinal tends not to own insurance companies because of what it believes is insufficient transparency into their operations and reserves. Specifically, shares of Columbia Banking System Inc. lagged other regional banks after it announced the acquisition of neighboring Umpqua Holdings at a premium valuation in October. Cardinal continues to hold shares of Columbia in its portion of the Fund as it is a beneficiary of a higher interest rate environment given its low-cost deposit base. Also, Columbia Bank anticipates substantial synergies from the merger with Umpqua, which should close by mid-year 2022, and Columbia’s shares now sell at a discount to other regional banks.

Stock selection and not owning metals and mining stocks were the leading detractors from performance in the materials sector for Cardinal’s portion of the Fund. Cardinal does not view most metals and mining stocks as sufficiently stable or predictable to consistently generate free cash flow or to possess attractive reinvestment opportunities. In addition, the stock price of Axalta Coating Systems Ltd. declined amid broad weakness in specialty chemicals stocks – a response to chip shortages and supply chain constraints that affected its automobile manufacturing customers and higher-than-expected raw material inflation. Cardinal’s portion of the Fund retained its shares of Axalta Coating Systems as Cardinal believes its earnings and cash flow will likely benefit when the supply chain untangles, pricing gains offset higher input costs, and global automobile manufacturing rebounds.

Stock selection and an underweight in the healthcare sector, particularly an underweight in biotechnology companies, were the leading contributors to performance for Cardinal’s portion of the Fund. Most biotechnology companies are not free-cash-flow-generating businesses, and their successes are often highly dependent upon a concentrated number of research projects, which led Cardinal to pass on these opportunities. Instead, shares of contract research service provider Syneos Health Inc. outpaced the healthcare sector as its free-cash-flow-generating business model permitted it to make accretive acquisitions and opportunistically repurchase shares. Cardinal’s portion of the Fund retained its shares of Syneos Health as of the end of the fiscal year in anticipation of further appreciation.

Nexstar Media Group Inc. also contributed to performance for Cardinal’s portion of the Fund for the fiscal year. Nexstar Media

Portfolio management review
Optimum Small-Mid Cap Value Fund

outpaced other companies in the communications services sector and used its healthy free cash flow to repurchase a significant amount of stock and make an acquisition to bolster its growing media content business. Cardinal’s portion of the Fund held the shares of Nexstar at the end of the fiscal year in anticipation of potential further appreciation.

An underweight to the consumer discretionary sector likewise contributed to the performance of Cardinal’s portion of the Fund as investors increasingly became concerned about the sustainability of consumer spending levels in the face of less government stimulus and higher interest rates, as well as the expected shift within consumer spending from goods toward services.

Cardinal's portion of the Fund did not hold derivatives during the fiscal year.

Performance summaries
Optimum Fixed Income Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	-4.89%*	+2.08%	+1.99%
Including sales charge	-9.19%	+1.15%	+1.52%
Class C (Est. August 1, 2003)
Excluding sales charge	-5.44%*	+1.33%	+1.24%
Including sales charge	-6.38%	+1.33%	+1.24%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	-4.55%*	+2.32%	+2.25%
Including sales charge	-4.55%	+2.32%	+2.25%
Bloomberg US Aggregate Index	-4.15%	+2.14%	+2.24%

*	Total returns for the report period presented in the table differs from the return in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 0.83% of the Fund’s average daily net assets from July 29, 2021 through March 31, 2022. From April 1, 2021 through July 28, 2021, the expense waiver was 0.85% of the Fund's average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues)                    19

Performance summaries
Optimum Fixed Income Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.06%	1.81%	0.81%
Net expenses (including fee waivers, if any)	1.06%	1.81%	0.81%

Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 29, 2020 to July 29, 2022.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Portfolio turnover is a measure of how frequently the managers buy and sell assets within a fund over a particular period. It is usually reported for a 12-month time period.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1

Average annual total returns from March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Optimum Fixed Income Fund — Institutional Class shares	$10,000	$12,491
Bloomberg US Aggregate Index	$10,000	$12,480
Optimum Fixed Income Fund — Class A shares	$9,550	$11,625

[1]	The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2012, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 20. Please note additional details on pages 19 through 21.

The graph also assumes $10,000 invested in the Bloomberg US Aggregate Index as of March 31, 2012. The Bloomberg US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The US Consumer Price Index (CPI), mentioned on page 1, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

The Bloomberg US TIPS Index, mentioned on page 1, measures the total return performance of the market for inflation-protected securities issued by the US Treasury.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq
	symbols	CUSIPs
Class A	OAFIX	246118681
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

(continues)                    21

Performance summaries
Optimum International Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	-7.55%	+5.76%	+5.21%
Including sales charge	-12.87%	+4.52%	+4.59%
Class C (Est. August 1, 2003)
Excluding sales charge	-8.21%	+4.98%	+4.45%
Including sales charge	-9.01%	+4.98%	+4.45%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	-7.31%	+6.03%	+5.50%
Including sales charge	-7.31%	+6.03%	+5.50%
MSCI ACWI ex USA Index (net)	-1.48%	+6.76%	+5.55%
MSCI ACWI ex USA Index (gross)	-1.04%	+7.26%	+6.04%

[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.09% of the Fund’s average daily net assets from July 29, 2021 through March 31, 2022. From April 1, 2021 through July 28, 2021, the expense waiver was 1.17% of the Fund's average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.35%	2.10%	1.10%
Net expenses (including fee waivers, if any)	1.34%	2.09%	1.09%

Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 29, 2020 to July 29, 2022.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1
Average annual total returns from March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
MSCI ACWI ex USA Index (gross)	$10,000	$17,934
MSCI ACWI ex USA Index (net)	$10,000	$17,168
Optimum International Fund — Institutional Class shares	$10,000	$17,077
Optimum International Fund — Class A shares	$9,425	$15,663

[1]	The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 22 through 24.

(continues)                   23

Performance summaries
Optimum International Fund

The graph also assumes $10,000 invested in the MSCI ACWI (All Country World) ex USA Index as of March 31, 2012. The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance across developed and emerging markets worldwide, excluding the United States. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq
	symbols	CUSIPs
Class A	OAIEX	246118731
Class C	OCIEX	246118715
Institutional Class	OOIIX	246118699

Performance summaries
Optimum Large Cap Growth Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	+2.49%	+16.17%	+14.34%
Including sales charge	-3.39%	+14.79%	+13.67%
Class C (Est. August 1, 2003)
Excluding sales charge	+1.72%	+15.31%	+13.52%
Including sales charge	+0.88%	+15.31%	+13.52%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	+2.75%	+16.46%	+14.66%
Including sales charge	+2.75%	+16.46%	+14.66%
Russell 1000 Growth Index	+14.98%	+20.88%	+17.04%

[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 0.96% of the Fund’s average daily net assets from July 29, 2021 through March 31, 2022. From April 1, 2021 through July 28, 2021, the expense waiver was 1.02% of the Fund's average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues)                    25

Performance summaries
Optimum Large Cap Growth Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.23%	1.98%	0.98%
Net expenses (including fee waivers, if any)	1.21%	1.96%	0.96%

Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 29, 2020 to July 29, 2022.

REIT investments are subject to many of the risks associated with direct real estate ownership, including change in economic conditions, credit risk, and interest rate fluctuations. A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults or receive rental income from real estate holdings.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1
Average annual total returns from March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$48,238
Optimum Large Cap Growth Fund — Institutional Class shares	$10,000	$39,270
Optimum Large Cap Growth Fund — Class A shares	$9,425	$36,014

[1]	The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 25 through 27.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of March 31, 2012. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index, mentioned on page 7, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The US Consumer Price Index (CPI), mentioned on page 7, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

The S&P 500 Index, mentioned on page 7, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq
	symbols	CUSIPs
Class A	OALGX	246118707
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

(continues)                    27

Performance summaries
Optimum Large Cap Value Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	+12.91%	+10.45%	+9.88%
Including sales charge	+6.43%	+9.15%	+9.22%
Class C (Est. August 1, 2003)
Excluding sales charge	+12.07%	+9.62%	+9.08%
Including sales charge	+11.07%	+9.62%	+9.08%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	+13.22%	+10.72%	+10.17%
Including sales charge	+13.22%	+10.72%	+10.17%
Russell 1000 Value Index	+11.67%	+10.29%	+11.70%

[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 0.92% of the Fund’s average daily net assets from July 29, 2021 through March 31, 2022. From April 1, 2021 through July 28, 2021, the expense waiver was 0.97% of the Fund's average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.19%	1.94%	0.94%
Net expenses (including fee waivers, if any)	1.17%	1.92%	0.92%

Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 29, 2020 to July 29, 2022.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1

Average annual total returns from March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Russell 1000 Value Index	$10,000	$30,235
Optimum Large Cap Value Fund — Institutional Class shares	$10,000	$26,345
Optimum Large Cap Value Fund — Class A shares	$9,425	$24,165

[1]	The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2011, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 28 through 30.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of March 31, 2012. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 10, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

(continues)                    29

Performance summaries
Optimum Large Cap Value Fund

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq
	symbols	CUSIPs
Class A	OALVX	246118863
Class C	OCLVX	246118848
Institutional Class	OILVX	246118830

Performance summaries
Optimum Small-Mid Cap Growth Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	-5.76%	+16.96%	+12.68%
Including sales charge	-11.18%	+15.59%	+12.02%
Class C (Est. August 1, 2003)
Excluding sales charge	-6.51%	+16.08%	+11.85%
Including sales charge	-7.10%	+16.08%	+11.85%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	-5.54%	+17.25%	+12.98%
Including sales charge	-5.54%	+17.25%	+12.98%
Russell 2500 Growth Index	-10.12%	+13.22%	+12.69%

[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.29% of the Fund’s average daily net assets from July 29, 2021 through March 31, 2022. From April 1, 2021 through July 28, 2021, the expense waiver was 1.32% of the Fund's average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

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Performance summaries
Optimum Small-Mid Cap Growth Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.58%	2.33%	1.33%
Net expenses (including fee waivers, if any)	1.54%	2.29%	1.29%

Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 29, 2020 to July 29, 2022.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1

Average annual total returns from March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Optimum Small-Mid Cap Growth Fund — Institutional Class shares	$10,000	$33,893
Russell 2500 Growth Index	$10,000	$33,033
Optimum Small-Mid Cap Growth Fund — Class A shares	$9,425	$31,118

[1]	The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 31 through 33.

The graph also assumes $10,000 invested in the Russell 2500 Growth Index as of March 31, 2012. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq
	symbols	CUSIPs
Class A	OASGX	246118822
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

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Performance summaries
Optimum Small-Mid Cap Value Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year
Class A (Est. August 1, 2003)
Excluding sales charge	+6.45%	+7.17%	+7.41%
Including sales charge	+0.33%	+5.90%	+6.77%
Class C (Est. August 1, 2003)
Excluding sales charge	+5.70%	+6.38%	+6.63%
Including sales charge	+4.71%	+6.38%	+6.63%
Institutional Class (Est. August 1, 2003)
Excluding sales charge	+6.74%	+7.45%	+7.69%
Including sales charge	+6.74%	+7.45%	+7.69%
Russell 2500 Value Index	+7.73%	+9.19%	+11.04%

[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.20% of the Fund’s average daily net assets from July 29, 2021 through March 31, 2022. From April 1, 2021 through July 28, 2021, the expense waiver was 1.25% of the Fund's average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.50%	2.25%	1.25%
Net expenses (including fee waivers, if any)	1.45%	2.20%	1.20%

Type of waiver	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 29, 2020 to July 29, 2022.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 investment1

Average annual total returns from March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Russell 2500 Value Index	$10,000	$28,498
Optimum Small-Mid Cap Value Fund — Institutional Class shares	$10,000	$20,978
Optimum Small-Mid Cap Value Fund — Class A shares	$9,425	$19,256

[1]	The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 34 through 36.

The graph also assumes $10,000 invested in the Russell 2500 Value Index as of March 31, 2012. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 16, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Russell 2500 Growth Index, mentioned on page 16, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

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Performance summaries
Optimum Small-Mid Cap Value Fund

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq
	symbols	CUSIPs
Class A	OASVX	246118772
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

Disclosure of Fund expenses
For the six-month period from October 1, 2021 to March 31, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2021 to March 31, 2022.

Actual Expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Optimum Fixed Income Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$934.67	1.05%	$5.06
Class C	1,000.00	932.00	1.80%	8.67
Institutional Class	1,000.00	936.10	0.80%	3.86
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.70	1.05%	$5.29
Class C	1,000.00	1,015.96	1.80%	9.05
Institutional Class	1,000.00	1,020.94	0.80%	4.03

Optimum International Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$915.00	1.34%	$6.40
Class C	1,000.00	911.80	2.09%	9.96
Institutional Class	1,000.00	916.30	1.09%	5.21
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.25	1.34%	$6.74
Class C	1,000.00	1,014.51	2.09%	10.50
Institutional Class	1,000.00	1,019.50	1.09%	5.49

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Disclosure of Fund expenses

Optimum Large Cap Growth Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$928.40	1.22%	$5.87
Class C	1,000.00	924.90	1.97%	9.45
Institutional Class	1,000.00	929.60	0.97%	4.67
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.22%	$6.14
Class C	1,000.00	1,015.11	1.97%	9.90
Institutional Class	1,000.00	1,020.09	0.97%	4.89

Optimum Large Cap Value Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$1,067.40	1.18%	$6.08
Class C	1,000.00	1,063.30	1.93%	9.93
Institutional Class	1,000.00	1,068.90	0.93%	4.80
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.18%	$5.94
Class C	1,000.00	1,015.31	1.93%	9.70
Institutional Class	1,000.00	1,020.29	0.93%	4.68

Optimum Small-Mid Cap Growth Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$923.90	1.56%	$7.48
Class C	1,000.00	919.80	2.31%	11.06
Institutional Class	1,000.00	925.00	1.31%	6.29
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.15	1.56%	$7.85
Class C	1,000.00	1,013.41	2.31%	11.60
Institutional Class	1,000.00	1,018.40	1.31%	6.59

Optimum Small-Mid Cap Value Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$1,042.10	1.46%	$7.43
Class C	1,000.00	1,039.10	2.21%	11.24
Institutional Class	1,000.00	1,043.80	1.21%	6.17
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.65	1.46%	$7.34
Class C	1,000.00	1,013.91	2.21%	11.10
Institutional Class	1,000.00	1,018.90	1.21%	6.09

*	“Expenses Paid During Period” are equal to the relevant Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds' expenses reflected above and on the previous page, each Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The tables above and on the previous page do not reflect the expenses of any applicable Underlying Funds.

Security type / sector allocations
Optimum Fixed Income Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Agency Asset-Backed Securities	0.02%
Agency Collateralized Mortgage Obligations	2.84%
Agency Commercial Mortgage-Backed Securities	0.18%
Agency Mortgage-Backed Securities	18.98%
Collateralized Debt Obligations	6.33%
Convertible Bonds	0.16%
Corporate Bonds	36.56%
Banking	10.87%
Basic Industry	1.21%
Brokerage	0.26%
Capital Goods	1.13%
Communications	3.35%
Consumer Cyclical	2.91%
Consumer Non-Cyclical	3.68%
Energy	3.49%
Finance Companies	2.26%
Industrials	0.02%
Insurance	0.83%
Real Estate Investment Trusts	0.78%
Technology	1.28%
Transportation	1.69%
Utilities	2.80%
Municipal Bonds	1.13%
Non-Agency Asset-Backed Securities	2.21%
Non-Agency Collateralized Mortgage Obligations	1.69%
Non-Agency Commercial Mortgage-Backed Securities	4.97%
Loan Agreements	3.53%
Sovereign Bonds	2.54%
Supranational Banks	0.02%
US Treasury Obligations	12.44%
Common Stocks	0.03%
Preferred Stock	0.01%
Options Purchased	0.09%
Short-Term Investments	27.99%
Total Value of Securities Before Options Written	121.72%
Options Written	(0.28%)
Liabilities Net of Receivables and Other Assets	(21.44%)
Total Net Assets	100.00%

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Security type / sector and country allocations
Optimum International Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / country	of net assets
Common Stocks by Country	96.99%
Australia	4.60%
Austria	0.83%
Belgium	0.39%
Brazil	2.26%
Canada	3.17%
Chile	0.10%
China/Hong Kong	10.40%
Czech Republic	0.03%
Denmark	4.90%
Egypt	0.00%
Finland	0.62%
France	3.19%
Germany	6.11%
Greece	0.13%
Hungary	0.34%
India	3.01%
Indonesia	0.23%
Iraq	0.00%
Ireland	2.83%
Israel	1.25%
Italy	1.51%
Japan	11.41%
Luxembourg	0.57%
Malaysia	0.11%
Mexico	0.40%
Netherlands	5.28%
New Zealand	0.00%
Norway	1.32%
Panama	0.43%
Philippines	0.01%
Poland	0.71%
Republic of Korea	5.06%
Russia	0.00%
Singapore	0.03%
South Africa	1.91%
Spain	0.82%
Sweden	2.37%
Switzerland	7.45%
Taiwan	6.62%
Thailand	0.61%
Turkey	0.04%
Ukraine	0.19%
United Arab Emirates	0.11%
United Kingdom	2.57%
United States	3.07%
Preferred Stocks	1.41%
Warrants	0.00%
Short-Term Investments	0.77%
Total Value of Securities	99.17%
Receivables and Other Assets Net of Liabilities	0.83%
Total Net Assets	100.00%

Percentage
Common stocks and preferred stocks by sector	of net assets
Communication Services	5.74%
Consumer Discretionary	9.26%
Consumer Staples	4.16%
Energy	5.72%
Financials	15.09%
Healthcare	10.14%
Industrials	19.36%
Information Technology	17.43%
Materials	10.85%
Real Estate	0.16%
Utilities	0.49%
Total	98.40%

Security type / sector allocations and top 10 equity holdings
Optimum Large Cap Growth Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks ◆	97.28%
Communication Services	13.42%
Consumer Discretionary	21.47%
Consumer Staples	0.82%
Financials	1.15%
Healthcare	11.61%
Industrials	7.03%
Information Technology*	41.06%
Real Estate	0.72%
Short-Term Investments	2.53%
Total Value of Securities	99.81%
Receivables and Other Assets Net of Liabilities	0.19%
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with Optimum Large Cap Growth Fund concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector for this Fund consisted of Advertising, Aerospace/Defense, Commercial Services, Computers, Diversified Financial Services, Internet, Semiconductors, and Software. As of March 31, 2022, such amounts, as percentage of total net assets, were 0.28%, 0.58%, 1.51%, 5.65%, 4.03%, 1.72%, 6.63%, and 20.66%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Amazon.com	9.92%
Microsoft	8.55%
Apple	5.65%
NVIDIA	3.66%
Meta Platforms Class A	3.50%
Visa Class A	3.17%
Tesla	2.58%
UnitedHealth Group	2.50%
Alphabet Class A	2.44%
Salesforce	2.36%

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Security type / sector allocations and top 10 equity holdings
Optimum Large Cap Value Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	98.27%
Communication Services	5.33%
Consumer Discretionary	3.46%
Consumer Staples	5.24%
Energy	5.75%
Financials	23.88%
Healthcare	19.05%
Industrials	15.18%
Information Technology	8.45%
Materials	3.96%
Real Estate	2.40%
Utilities	5.57%
Short-Term Investments	1.50%
Total Value of Securities	99.77%
Receivables and Other Assets Net of Liabilities	0.23%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
JPMorgan Chase & Co.	3.25%
Johnson & Johnson	2.81%
Thermo Fisher Scientific	2.08%
Comcast Class A	2.03%
Duke Energy	1.94%
Northrop Grumman	1.82%
Medtronic	1.75%
ConocoPhillips	1.72%
Honeywell International	1.62%
UnitedHealth Group	1.48%

Security type / sector allocations and top 10 equity holdings
Optimum Small-Mid Cap Growth Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks ◆	98.70%
Communication Services	3.58%
Consumer Discretionary	9.37%
Consumer Staples	3.16%
Energy	2.13%
Financials	7.12%
Healthcare*	25.58%
Industrials	17.08%
Information Technology*	25.88%
Materials	4.28%
Real Estate	0.52%
Convertible Preferred Stock	0.02%
Warrant	0.00%
Short-Term Investments	1.14%
Total Value of Securities	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with Optimum Small-Cap Growth Fund concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Healthcare and Information Technology sectors (as disclosed herein for financial reporting purposes) are subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Healthcare sector consisted of Biotechnology, Commercial Services, Healthcare-Products, Healthcare-Services, Pharmaceuticals, and Software. As of March 31, 2022, such amounts, as a percentage of total net assets were, 3.77%, 0.90%, 12.10%, 3.29%, 2.46%, and 3.06%, respectively. The Information Technology sector consisted of Commercial Services, Computers, Diversified Financial Services, Electrical Components & Equipment, Electronics, Energy-Alternate Sources, Internet, Semiconductors, Software and Telecommunications. As of March 31, 2022, such amounts, as a percentage of total net assets were, 1.88%, 4.03%, 0.27%, 0.53%, 0.22%, 1.43%, 1.16%, 5.31%, 9.58%, and 1.47%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Healthcare and Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Evolent Health Class A	2.06%
Inspire Medical Systems	1.60%
Tenable Holdings	1.52%
Avantor	1.43%
Enphase Energy	1.43%
Envista Holdings	1.28%
Horizon Therapeutics	1.28%
FMC	1.24%
Chart Industries	1.21%
Entegris	1.21%

(continues)                    43

Security type / sector allocations and top 10 equity holdings
Optimum Small-Mid Cap Value Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	97.14%
Communication Services	6.72%
Consumer Discretionary	9.42%
Consumer Staples	4.51%
Energy	5.40%
Financials	19.16%
Healthcare	4.71%
Industrials	14.67%
Information Technology	11.03%
Materials	10.94%
Real Estate	9.12%
Utilities	1.46%
Limited Partnerships	0.46%
Short-Term Investments	2.35%
Total Value of Securities	99.95%
Receivables and Other Assets Net of Liabilities	0.05%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Nexstar Media Group Class A	2.77%
PacWest Bancorp	2.42%
Silgan Holdings	2.35%
Gaming and Leisure Properties	1.90%
Ziff Davis	1.85%
Enovis	1.69%
Medical Properties Trust	1.66%
Lithia Motors	1.56%
Silicon Motion Technology ADR	1.47%
Spectrum Brands Holdings	1.46%

Schedules of investments
Optimum Fixed Income Fund

March 31, 2022

	Principal
	amount°	Value (US $)
Agency Asset-Backed Securities — 0.02%
SLM Student Loan
Trust
Series 2003-11 A6
144A 1.376%
(LIBOR03M +
0.55%) 12/15/25 #, ●	56,066	$55,963
Series 2008-9 A
1.758% (LIBOR03M
+ 1.50%) 4/25/23 ●	588,075	589,098
Total Agency Asset-Backed Securities
(cost $644,420)		645,061

Agency Collateralized Mortgage Obligations — 2.84%
Fannie Mae
Connecticut Avenue
Securities
Series 2017-C03 1M2
3.457% (LIBOR01M
+ 3.00%) 10/25/29 ●	5,024,062	5,129,725
Series 2017-C04 2M2
3.307% (LIBOR01M
+ 2.85%) 11/25/29 ●	336,684	342,396
Series 2018-C01 1M2
2.707% (LIBOR01M
+ 2.25%, Floor
2.25%) 7/25/30 ●	941,907	949,000
Series 2018-C03 1M2
2.607% (LIBOR01M
+ 2.15%, Floor
2.15%) 10/25/30 ●	502,036	503,916
Fannie Mae Grantor
Trust
Series 1999-T2 A1
7.50% 1/19/39 ●	3,729	3,906
Series 2004-T1 1A2
6.50% 1/25/44	3,584	3,905
Fannie Mae REMIC
Trust
Series 2004-W11 1A2
6.50% 5/25/44	26,176	28,583
Series 2004-W15 1A1
6.00% 8/25/44	18,327	19,595
Fannie Mae REMICs
Series 1999-19 PH
6.00% 5/25/29	31,627	33,746
Series 2001-14 Z
6.00% 5/25/31	1,972	2,078
Series 2007-30 OE
1.784%
4/25/37 Ω, ^	1,419,069	1,136,413
Series 2008-24 ZA
5.00% 4/25/38	4,875,004	5,172,869
Fannie Mae REMICs
Series 2009-2 AS
5.243% (5.70%
minus LIBOR01M,
Cap 5.70%)
2/25/39 Σ, ●	276,575	34,040
Series 2009-68 SA
6.293% (6.75%
minus LIBOR01M,
Cap 6.75%)
9/25/39 Σ, ●	107,369	14,639
Series 2011-118 DC
4.00% 11/25/41	284,444	285,865
Series 2017-40 GZ
3.50% 5/25/47	393,056	392,455
Series 2017-95 FA
0.456% (LIBOR01M
+ 0.35%, Floor
0.35%) 11/25/47 ●	264,344	263,590
Freddie Mac REMICs
Series 2165 PE
6.00% 6/15/29	28,847	30,862
Series 3143 BC
5.50% 2/15/36	810,005	879,346
Series 3289 SA
6.353% (6.75%
minus LIBOR01M,
Cap 6.75%)
3/15/37 Σ, ●	301,740	51,970
Series 4676 KZ
2.50% 7/15/45	378,766	359,866
Freddie Mac
Structured Agency
Credit Risk Debt
Notes
Series 2018-HQA1 M2
2.757% (LIBOR01M
+ 2.30%) 9/25/30 ●	722,689	723,169
Series 2022-DNA2 M2
144A 3.849%
(SOFR + 3.75%)
2/25/42 #, ●	1,000,000	977,825
Freddie Mac
Structured Agency
Credit Risk REMIC
Trust
Series 2019-DNA4 M2
144A 2.407%
(LIBOR01M +
1.95%) 10/25/49 #, ●	248,263	247,966
Series 2019-HQA4 M2
144A 2.507%
(LIBOR01M +
2.05%) 11/25/49 #, ●	197,057	197,057

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac
Structured Agency
Credit Risk REMIC
Trust
Series 2020-DNA2 M2
144A 2.307%
(LIBOR01M +
1.85%) 2/25/50 #, ●	290,880	$290,157
Series 2020-DNA6 M2
144A 2.099%
(SOFR + 2.00%)
12/25/50 #, ●	3,600,000	3,554,936
Series 2021-DNA1 M2
144A 1.899%
(SOFR + 1.80%)
1/25/51 #, ●	7,000,000	6,859,165
Series 2021-DNA3 M2
144A 2.199%
(SOFR + 2.10%)
10/25/33 #, ●	2,500,000	2,442,601
Series 2021-DNA5 M2
144A 1.749%
(SOFR + 1.65%)
1/25/34 #, ●	3,500,000	3,443,191
Series 2021-HQA1 M2
144A 2.349%
(SOFR + 2.25%)
8/25/33 #, ●	7,000,000	6,726,376
Series 2021-HQA2 M2
144A 2.149%
(SOFR + 2.05%)
12/25/33 #, ●	5,000,000	4,705,981
Series 2022-DNA1 M2
144A 2.599%
(SOFR + 2.50%)
1/25/42 #, ●	3,000,000	2,804,458
Freddie Mac
Structured Pass
Through Certificates
Series T-54 2A
6.50% 2/25/43 ◆	10,276	11,664
Series T-58 2A
6.50% 9/25/43 ◆	3,901	4,191
GNMA
Series 2008-65 SB
5.551% (6.00%
minus LIBOR01M,
Cap 6.00%)
8/20/38 Σ, ●	280,925	29,392
Series 2009-2 SE
5.371% (5.82%
minus LIBOR01M,
Cap 5.82%)
1/20/39 Σ, ●	935,235	97,945
Series 2011-H21 FT
1.108% (H15T1Y +
0.70%, Cap
15.25%, Floor
0.70%) 10/20/61 ●	4,252,592	4,237,357
Series 2011-H23 FA
0.806% (LIBOR01M
+ 0.70%, Cap
11.00%, Floor
0.70%) 10/20/61 ●	2,735,637	2,737,835
Series 2012-H08 FB
0.706% (LIBOR01M
+ 0.60%, Cap
11.00%, Floor
0.60%) 3/20/62 ●	359,483	359,128
Series 2012-H18 NA
0.626% (LIBOR01M
+ 0.52%, Cap
10.50%, Floor
0.52%) 8/20/62 ●	226,838	226,720
Series 2012-H29 SA
0.621% (LIBOR01M
+ 0.515%, Cap
12.00%, Floor
0.515%) 10/20/62 ●	3,051,302	3,043,030
Series 2013-113 LY
3.00% 5/20/43	173,000	172,220
Series 2015-H10 FA
0.706% (LIBOR01M
+ 0.60%, Cap
7.50%) 4/20/65 ●	9,379,524	9,373,418
Series 2015-H11 FC
0.656% (LIBOR01M
+ 0.55%, Cap
7.50%, Floor 0.55%)
5/20/65 ●	1,104,435	1,102,370
Series 2015-H12 FB
0.706% (LIBOR01M
+ 0.60%, Cap
7.50%, Floor 0.60%)
5/20/65 ●	4,657,551	4,654,130
Series 2015-H20 FB
0.706% (LIBOR01M
+ 0.60%, Cap
7.50%, Floor 0.60%)
8/20/65 ●	1,260,026	1,259,181
Series 2015-H30 FD
0.706% (LIBOR01M
+ 0.60%, Cap
11.00%, Floor
0.60%) 10/20/65 ●	73,371	73,305

	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
GNMA
Series 2016-H06 FD
1.026% (LIBOR01M
+ 0.92%, Cap
7.50%, Floor 0.92%)
7/20/65 ●	1,325,907	$1,334,666
Series 2017-163 ZK
3.50% 11/20/47	3,411,892	3,392,904
Total Agency Collateralized Mortgage
Obligations
(cost $81,576,596)		80,721,103

Agency Commercial Mortgage-Backed Securities – 0.18%
Freddie Mac
Multifamily
Structured Pass
Through Certificates
Series X3FX A2FX
3.00% 6/25/27 ◆	1,070,000	1,072,687
FREMF Mortgage
Trust
Series 2013-K24 B
144A 3.507%
11/25/45 #, ●	3,675,000	3,694,700
Series 2017-K71 B
144A 3.753%
11/25/50 #, ●	470,000	467,039
Total Agency Commercial Mortgage-Backed
Securities
(cost $5,187,547)		5,234,426

Agency Mortgage-Backed Securities – 18.98%
Fannie Mae
5.50% 3/1/37	4,848	5,025
5.50% 7/1/37	2,632	2,671
Fannie Mae S.F. 15 yr
2.00% 3/1/36	3,524,314	3,428,789
2.50% 7/1/36	12,815,657	12,685,094
Fannie Mae S.F. 20 yr
2.00% 3/1/41	3,168,933	2,974,126
2.00% 5/1/41	2,880,913	2,703,854
3.00% 9/1/37	1,530,075	1,526,878
Fannie Mae S.F. 30 yr
2.00% 12/1/50	8,355,485	7,782,212
2.00% 1/1/51	4,635,821	4,317,672
2.00% 2/1/51	4,002,759	3,726,365
2.00% 3/1/51	6,677,866	6,215,261
2.00% 5/1/51	1,264,063	1,176,027
2.00% 8/1/51	1,456,911	1,354,415
2.00% 1/1/52	4,103,837	3,821,757
2.50% 10/1/50	1,508,209	1,442,582
2.50% 1/1/51	3,121,762	2,984,422
2.50% 5/1/51	1,167,163	1,115,101
2.50% 7/1/51	5,878,603	5,616,752
2.50% 8/1/51	7,682,576	7,355,000
2.50% 9/1/51	5,134,790	4,905,751
2.50% 11/1/51	5,172,021	4,941,873
2.50% 12/1/51	1,694,293	1,618,719
2.50% 2/1/52	6,119,948	5,848,196
3.00% 10/1/42	1,393,096	1,391,784
3.00% 4/1/43	473,284	474,583
3.00% 1/1/47	1,832,869	1,829,672
3.00% 11/1/48	720,950	715,917
3.00% 12/1/49	3,968,428	3,900,079
3.00% 3/1/50	1,810,462	1,782,129
3.00% 7/1/50	901,033	883,351
3.00% 5/1/51	621,574	612,257
3.00% 7/1/51	5,054,829	4,964,773
3.00% 8/1/51	10,479,156	10,273,026
3.00% 12/1/51	2,214,609	2,168,735
3.50% 7/1/47	2,034,105	2,074,463
3.50% 12/1/47	420,917	424,563
3.50% 1/1/48	977,373	989,725
3.50% 2/1/48	1,791,863	1,815,803
3.50% 7/1/48	1,357,150	1,373,781
3.50% 11/1/48	1,122,556	1,135,369
3.50% 1/1/50	1,500,806	1,508,519
3.50% 3/1/50	734,562	741,705
3.50% 8/1/50	5,927,000	5,989,508
3.50% 1/1/52	1,089,224	1,096,921
3.50% 3/1/52	3,798,000	3,828,063
3.50% 4/1/52	5,856,182	5,893,962
4.00% 10/1/40	9,927	10,385
4.00% 11/1/40	41,389	43,081
4.00% 3/1/46	60,555	63,186
4.00% 4/1/47	566,358	589,029
4.00% 6/1/48	2,783,932	2,873,121
4.00% 9/1/48	2,974,617	3,043,675
4.00% 10/1/48	2,729,017	2,845,747
4.00% 1/1/49	52,193	53,393
4.00% 3/1/49	150,306	153,622
4.00% 6/1/49	640,004	662,993
4.50% 5/1/35	31,780	33,674
4.50% 8/1/35	54,455	57,766
4.50% 9/1/35	65,726	69,895
4.50% 5/1/39	196,060	208,564
4.50% 6/1/40	144,503	153,748
4.50% 7/1/40	182,133	185,538
4.50% 4/1/41	23,763	25,026
4.50% 1/1/42	2,084,323	2,205,665
4.50% 5/1/46	136,188	144,806
4.50% 4/1/48	767,331	815,860

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
4.50% 7/1/48	165,349	$171,683
4.50% 8/1/48	120,669	125,258
4.50% 9/1/48	248,965	259,882
4.50% 12/1/48	253,342	262,460
4.50% 1/1/49	3,384,030	3,550,930
4.50% 1/1/50	2,364,185	2,494,899
5.00% 3/1/34	995	1,075
5.00% 4/1/34	4,398	4,752
5.00% 8/1/34	9,098	9,836
5.00% 4/1/35	1,756	1,850
5.00% 12/1/37	1,072	1,145
5.00% 3/1/38	59,954	64,775
5.00% 6/1/38	1,760	1,856
5.00% 5/1/40	67,555	73,077
5.00% 7/1/47	393,750	425,793
5.50% 12/1/33	8,088	8,621
5.50% 2/1/35	154,917	170,580
5.50% 5/1/44	7,286,549	7,979,044
6.00% 9/1/36	10,212	10,963
6.00% 8/1/38	28,998	31,062
6.00% 12/1/38	3,319	3,708
6.00% 6/1/41	1,112,785	1,238,299
6.00% 7/1/41	3,699,449	4,129,888
6.00% 1/1/42	930,275	1,038,348
6.50% 11/1/33	1,636	1,756
6.50% 2/1/36	27,348	29,969
6.50% 3/1/36	48,765	52,350
6.50% 6/1/36	37,902	41,418
6.50% 2/1/38	16,159	17,544
6.50% 11/1/38	2,361	2,608
Fannie Mae S.F. 30 yr
TBA
2.00% 4/1/52	50,200,000	46,597,758
2.50% 4/1/52	7,800,000	7,441,687
2.50% 4/1/52	29,600,000	28,181,710
3.00% 4/1/52	14,590,000	14,270,844
3.00% 4/1/52	160,800,000	156,662,568
3.50% 4/1/52	10,529,000	10,547,097
Freddie Mac ARM
2.00% (LIBOR12M
+ 1.625%, Cap
10.50%, Floor
1.625%) 2/1/38 ●	12,930	12,925
2.43% (LIBOR12M
+ 2.18%, Cap
10.517%, Floor
2.18%) 5/1/37 ●	45,398	47,612
Freddie Mac S.F. 15 yr
2.00% 12/1/35	2,713,919	2,638,683
3.00% 3/1/35	8,097,137	8,180,886
Freddie Mac S.F. 20 yr
2.00% 3/1/41	3,612,028	3,389,641
2.00% 4/1/41	3,297,964	3,094,910
2.50% 6/1/41	6,502,610	6,286,121
3.00% 4/1/42	1,852,000	1,838,258
5.50% 10/1/23	2,360	2,506
5.50% 8/1/24	2,026	2,152
Freddie Mac S.F. 30 yr
2.00% 4/1/51	1,511,260	1,406,247
2.00% 9/1/51	5,219,979	4,851,938
2.50% 10/1/50	2,730,978	2,617,217
2.50% 11/1/50	2,446,955	2,339,324
2.50% 2/1/51	4,672,564	4,478,787
2.50% 10/1/51	7,067,888	6,766,520
3.00% 11/1/46	2,591,376	2,575,800
3.00% 11/1/49	2,604,051	2,558,110
3.00% 12/1/49	635,143	624,350
3.00% 1/1/50	703,991	692,981
3.00% 12/1/50	193,458	190,488
3.00% 5/1/51	6,253,430	6,187,406
3.00% 8/1/51	1,663,674	1,632,427
3.00% 2/1/52	2,140,047	2,095,215
3.50% 8/1/48	21,567	21,759
3.50% 9/1/48	1,815,234	1,838,998
3.50% 11/1/48	5,074,472	5,147,205
3.50% 2/1/52	2,694,232	2,702,980
4.00% 12/1/45	496,869	519,728
4.00% 7/1/47	170,145	175,760
4.00% 10/1/47	1,611,593	1,654,174
4.00% 4/1/52	1,007,000	1,029,176
4.50% 8/1/48	942,090	985,509
4.50% 3/1/49	204,646	213,337
4.50% 4/1/49	840,647	883,737
4.50% 8/1/49	1,792,360	1,891,443
5.50% 9/1/41	1,522,639	1,673,670
6.50% 11/1/33	14,888	15,995
6.50% 1/1/35	42,874	47,722
7.00% 1/1/38	5,174	5,312
GNMA I S.F. 30 yr
3.00% 8/15/45	5,297,413	5,270,411
3.00% 3/15/50	418,087	413,342
GNMA II S.F. 30 yr
3.00% 8/20/50	872,600	879,363
5.50% 5/20/37	60,481	67,442
6.00% 4/20/34	1,784	1,852
GNMA II S.F. 30 yr
TBA
4.00% 4/1/52	6,000,000	6,118,125
Total Agency Mortgage-Backed Securities
(cost $556,858,553)		539,630,641

	Principal
	amount°		Value (US $)
Collateralized Debt Obligations – 6.33%
Adagio V CLO DAC
Series V-A ARR
144A 0.72%
(EUR003M +
0.72%, Floor 0.72%)
10/15/31 #, ●	EUR	1,100,000	$1,206,101
AMMC CLO 16
Series 2015-16A AR2
144A 1.218%
(LIBOR03M +
0.98%, Floor 0.98%)
4/14/29 #, ●		920,618	917,356
AMMC CLO 21
Series 2017-21A A
144A 1.559%
(LIBOR03M +
1.25%) 11/2/30 #, ●		2,400,000	2,397,403
Anchorage Capital
CLO 9
Series 2016-9A AR2
144A 1.381%
(LIBOR03M +
1.14%, Floor 1.14%)
7/15/32 #, ●		1,800,000	1,783,528
Anchorage Capital
CLO 11
Series 2019-11A AR
144A 1.399%
(LIBOR03M +
1.14%, Floor 1.14%)
7/22/32 #, ●		1,200,000	1,197,544
Apex Credit CLO
Series 2018-1A A2
144A 1.288%
(LIBOR03M +
1.03%) 4/25/31 #, ●		2,400,000	2,356,807
Aqueduct European
CLO DAC
Series 2017-1A AR
144A 0.64%
(EUR003M +
0.64%, Floor 0.64%)
7/20/30 #, ●	EUR	1,882,225	2,072,419
Ares European CLO
Series 7A A1RR
144A 0.66%
(EUR003M +
0.66%, Floor 0.66%)
10/15/30 #, ●	EUR	1,298,728	1,429,151
Ares European CLO X
DAC
Series 10A AR 144A
0.78% (EUR003M +
0.78%, Floor 0.78%)
10/15/31 #, ●	EUR	2,700,000	2,969,632
Ares European CLO
XII DAC
Series 12A AR 144A
0.85% (EUR003M +
0.85%, Floor 0.85%)
4/20/32 #, ●	EUR	300,000	329,911
Ares European CLO
XIV DAC
Series 14A A 144A
1.12% (EUR003M +
1.12%, Floor 1.12%)
10/21/33 #, ●	EUR	3,750,000	4,133,482
Ares XL CLO
Series 2016-40A A1RR
144A 1.111%
(LIBOR03M +
0.87%, Floor 0.87%)
1/15/29 #, ●		2,083,108	2,069,389
Ares XXXIX CLO
Series 2016-39A A1R2
144A 1.291%
(LIBOR03M +
1.05%, Floor 1.05%)
4/18/31 #, ●		1,500,000	1,487,398
ASSURANT CLO
Series 2018-3A AR
144A 1.294%
(LIBOR03M +
1.04%, Floor 1.04%)
10/20/31 #, ●		1,200,000	1,196,552
Atlas Senior Loan
Fund X
Series 2018-10A A
144A 1.331%
(LIBOR03M +
1.09%) 1/15/31 #, ●		1,473,303	1,466,216
Atrium XII
Series 12A AR 144A
1.089% (LIBOR03M
+ 0.83%)
4/22/27 #, ●		2,234,968	2,224,130
Aurium CLO IV DAC
Series 4A AR 144A
0.73% (EUR003M +
0.73%, Floor 0.73%)
1/16/31 #, ●	EUR	3,000,000	3,303,836
Bain Capital Euro CLO
DAC
Series 2018-2A AR
144A 0.74%
(EUR003M +
0.74%, Floor 0.74%)
1/20/32 #, ●	EUR	1,300,000	1,424,435

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°		Value (US $)
Collateralized Debt Obligations (continued)
Benefit Street Partners
CLO XII
Series 2017-12A A1R
144A 1.191%
(LIBOR03M +
0.95%, Floor 0.95%)
10/15/30 #, ●		500,000	$498,819
Benefit Street Partners
CLO XVII
Series 2019-17A AR
144A 1.321%
(LIBOR03M +
1.08%, Floor 1.08%)
7/15/32 #, ●		700,000	694,225
Black Diamond CLO
DAC
Series 2019-1A A1R
144A 0.98%
(EUR003M +
0.98%, Floor 0.98%)
5/15/32 #, ●	EUR	300,000	329,533
Blackrock European
CLO VII DAC
Series 7A AR 144A
0.62% (EUR003M +
0.62%, Floor 0.62%)
10/15/31 #, ●	EUR	2,200,000	2,411,622
BlueMountain Fuji
EUR CLO III DAC
Series 3A A1R 144A
0.72% (EUR003M +
0.72%, Floor 0.72%)
1/15/31 #, ●	EUR	1,400,000	1,541,412
BNPP AM Euro CLO
DAC
Series 2018-1A AR
144A 0.60%
(EUR003M +
0.60%, Floor 0.60%)
4/15/31 #, ●	EUR	250,000	274,449
Series 2019-1A AR
144A 0.82%
(EUR003M +
0.82%, Floor 0.82%)
7/22/32 #, ●	EUR	1,000,000	1,097,586
Cairn CLO IV DAC
Series 2014-4A ARRR
144A 0.60%
(EUR003M +
0.60%, Floor 0.60%)
4/30/31 #, ●	EUR	1,600,000	1,755,697
Cairn CLO X DAC
Series 2018-10A AR
144A 0.78%
(EUR003M +
0.78%, Floor 0.78%)
10/15/31 #, ●	EUR	1,400,000	1,537,522
Carlyle Euro CLO DAC
Series 2017-3A A1R
144A 0.70%
(EUR003M +
0.70%, Floor 0.70%)
1/15/31 #, ●	EUR	1,900,000	2,078,836
Series 2019-2A A1R
144A 0.89%
(EUR003M +
0.89%, Floor 0.89%)
8/15/32 #, ●	EUR	600,000	658,101
Carlyle Global Market
Strategies CLO
Series 13-1A A1RR
144A 1.409%
(LIBOR03M +
0.95%, Floor 0.95%)
8/14/30 #, ●		2,500,000	2,492,970
Carlyle Global Market
Strategies Euro
CLO
Series 2014-2A AR1
144A 0.75%
(EUR003M +
0.75%, Floor 0.75%)
11/15/31 #, ●	EUR	1,500,000	1,645,997
CARLYLE US CLO
Series 2017-1A A1R
144A 1.254%
(LIBOR03M +
1.00%, Floor 1.00%)
4/20/31 #, ●		1,500,000	1,496,487
CVC Cordatus Loan
Fund VII DAC
Series 7A ARR
144A 0.63%
(EUR003M +
0.63%, Floor 0.63%)
9/15/31 #, ●	EUR	1,200,000	1,311,939

	Principal
	amount°		Value (US $)
Collateralized Debt Obligations (continued)
Dryden 27 R Euro CLO
DAC
Series 2017-27A AR
144A 0.66%
(EUR003M +
0.66%, Floor 0.66%)
4/15/33 #, ●	EUR	2,200,000	$2,408,120
Dryden 36 Senior Loan
Fund
Series 2014-36A AR3
144A 1.261%
(LIBOR03M +
1.02%, Floor 1.02%)
4/15/29 #, ●		3,458,365	3,441,599
Dryden 52 Euro CLO
DAC
Series 2017-52A AR
144A 0.86%
(EUR003M +
0.86%, Floor 0.86%)
5/15/34 #, ●	EUR	2,200,000	2,415,438
Euro-Galaxy III CLO
DAC
Series 2013-3A ARRR
144A 0.62%
(EUR003M +
0.62%, Floor 0.62%)
4/24/34 #, ●	EUR	4,000,000	4,364,842
FS Rialto
Series 2022-FL4 A
144A 2.20% (SOFR
+ 1.90%, Floor
1.90%) 1/19/39 #, ●		3,500,000	3,500,749
Galaxy XXI CLO
Series 2015-21A AR
144A 2.083%
(LIBOR03M +
1.02%) 4/20/31 #, ●		1,650,000	1,634,485
GoldenTree Loan
Management EUR
CLO DAC
Series 3A AR 144A
0.90% (EUR003M +
0.90%, Floor 0.90%)
1/20/32 #, ●	EUR	300,000	328,879
Goldentree Loan
Management US
CLO 2
Series 2017-2A AR
144A 1.164%
(LIBOR03M +
0.91%, Floor 0.91%)
11/20/30 #, ●		3,300,000	3,273,465
Goldentree Loan
Management US
CLO 6
Series 2019-6A AR
144A 1.561%
(TSFR03M + 1.32%,
Floor 1.32%)
4/20/35 #, ●		1,700,000	1,692,811
Harvest CLO XI DAC
Series 11A ARR
144A 0.65%
(EUR003M +
0.65%, Floor 0.65%)
6/26/30 #, ●	EUR	1,682,788	1,852,665
Harvest CLO XVI DAC
Series 16A ARR
144A 0.64%
(EUR003M +
0.64%, Floor 0.64%)
10/15/31 #, ●	EUR	2,000,000	2,185,103
Harvest CLO XXI DAC
Series 21A A2R
144A 1.04%
7/15/31 #	EUR	250,000	269,235
HGI CRE CLO
Series 2022-FL3 A
144A 1.844%
(SOFR + 1.70%,
Floor 1.70%)
1/19/27 #, ●		3,000,000	3,000,921
ICG US CLO
Series 2014-1A A1A2
144A 1.454%
(LIBOR03M +
1.20%, Floor 1.20%)
10/20/34 #, ●		1,500,000	1,490,682
Invesco Euro CLO I
DAC
Series 1A A1R 144A
0.65% (EUR003M +
0.65%, Floor 0.65%)
7/15/31 #, ●	EUR	250,000	273,466
Jubilee CLO DAC
Series 2014-11A ARR
144A 0.61%
(EUR003M +
0.61%, Floor 0.61%)
4/15/30 #, ●	EUR	1,700,000	1,865,117
Series 2014-12A ARRR
144A 0.60%
(EUR003M +
0.60%, Floor 0.60%)
4/15/30 #, ●	EUR	600,000	660,597

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°		Value (US $)
Collateralized Debt Obligations (continued)
Jubilee CLO DAC
Series 2016-17A A1RR
144A 0.65%
(EUR003M +
0.65%, Floor 0.65%)
4/15/31 #, ●	EUR	1,400,000	$1,532,564
Series 2016-17A A2RR
144A 0.65%
(EUR003M +
0.65%, Floor 0.65%)
4/15/31 #, ●	EUR	500,000	548,559
KKR CLO 18
Series 18 AR 144A
1.181% (LIBOR03M
+ 0.94%, Floor
0.94%) 7/18/30 #, ●		500,000	498,726
Laurelin DAC
Series 2016-1A ARR
144A 0.72%
(EUR003M +
0.72%, Floor 0.72%)
10/20/31 #, ●	EUR	2,100,000	2,298,472
LCM XIII
Series 13A AR3
144A 1.118%
(LIBOR03M +
0.87%, Floor 0.87%)
7/19/27 #, ●		3,837,652	3,822,102
LCM XV
Series 15A AR2
144A 1.254%
(LIBOR03M +
1.00%, Floor 1.00%)
7/20/30 #, ●		3,300,000	3,289,658
Man GLG Euro CLO III
DAC
Series 3A AR 144A
0.68% (EUR003M +
0.68%, Floor 0.68%)
10/15/30 #, ●	EUR	1,099,567	1,208,889
Man GLG Euro CLO V
DAC
Series 5A A1R 144A
0.69% (EUR003M +
0.69%, Floor 0.69%)
12/15/31 #, ●	EUR	1,900,000	2,084,751
Man GLG US CLO
Series 2018-1A A1R
144A 1.394%
(LIBOR03M +
1.14%) 4/22/30 #, ●		3,000,000	2,992,347
Marathon CLO
Series 2021-16A A1A
144A 1.441%
(LIBOR03M +
1.20%, Floor 1.20%)
4/15/34 #, ●		1,250,000	1,247,215
Marathon CLO V
Series 2013-5A A1R
144A 1.35%
(LIBOR03M +
0.87%) 11/21/27 #, ●		144,420	144,389
Midocean Credit CLO
IX
Series 2018-9A A1
144A 1.404%
(LIBOR03M +
1.15%, Floor 1.15%)
7/20/31 #, ●		1,250,000	1,247,045
Mountain View CLO X
Series 2015-10A AR
144A 1.064%
(LIBOR03M +
0.82%, Floor 0.82%)
10/13/27 #, ●		758,189	757,303
Oak Hill European
Credit Partners IV
DAC
Series 2015-4A A1RE
144A 0.73%
(EUR003M +
0.73%, Floor 0.73%)
1/20/32 #, ●	EUR	300,000	330,069
Oaktree CLO
Series 2019-4A A1R
144A 1.374%
(LIBOR03M +
1.12%, Floor 1.12%)
10/20/32 #, ●		500,000	495,244
OCP Euro CLO DAC
Series 2020-4A AR
144A 0.88%
(EUR003M +
0.88%, Floor 0.88%)
9/22/34 #, ●	EUR	1,900,000	2,079,423
Octagon Investment
Partners 51
Series 2021-1A A
144A 1.404%
(LIBOR03M +
1.15%, Floor 1.15%)
7/20/34 #, ●		1,750,000	1,733,317

	Principal
	amount°		Value (US $)
Collateralized Debt Obligations (continued)
OZLM IX
Series 2014-9A A1A3
144A 1.354%
(LIBOR03M +
1.10%, Floor 1.10%)
10/20/31 #, ●		500,000	$498,260
OZLM XVI
Series 2017-16A A1R
144A 1.489%
(LIBOR03M +
1.03%, Floor 1.03%)
5/16/30 #, ●		2,600,000	2,592,876
OZLM XXIV
Series 2019-24A A1AR
144A 1.414%
(LIBOR03M +
1.16%, Floor 1.16%)
7/20/32 #, ●		2,100,000	2,083,885
Palmer Square
European Loan
Funding DAC
Series 2021-1A A
144A 0.78%
(EUR003M +
0.78%, Floor 0.78%)
4/15/31 #, ●	EUR	2,100,000	2,309,988
Palmer Square Loan
Funding
Series 2021-3A A1
144A 1.054%
(LIBOR03M +
0.80%, Floor 0.80%)
7/20/29 #, ●		613,719	609,363
Series 2021-4A A1
144A 0.928%
(LIBOR03M +
0.80%, Floor 0.80%)
10/15/29 #, ●		2,500,000	2,481,130
Sculptor European
CLO V DAC
Series 5A AR 144A
0.79% (EUR003M +
0.79%, Floor 0.79%)
1/14/32 #, ●	EUR	3,300,000	3,614,287
Segovia European
CLO DAC
Series 2019-6A AR
144A 0.88%
(EUR003M +
0.88%, Floor 0.88%)
7/20/32 #, ●	EUR	1,600,000	1,755,470
Signal Peak CLO 5
Series 2018-5A A
144A 1.368%
(LIBOR03M +
1.11%, Floor 1.11%)
4/25/31 #, ●		1,800,000	1,791,261
Sound Point CLO IX
Series 2015-2A ARRR
144A 1.464%
(LIBOR03M +
1.21%, Floor 1.21%)
7/20/32 #, ●		2,600,000	2,584,494
Sound Point CLO XIV
Series 2016-3A AR2
144A 1.249%
(LIBOR03M +
0.99%, Floor 0.99%)
1/23/29 #, ●		4,968,045	4,949,693
Sound Point CLO XVI
Series 2017-2A AR
144A 1.238%
(LIBOR03M +
0.98%) 7/25/30 #, ●		4,400,000	4,373,098
Sounds Point CLO
IV-R
Series 2013-3RA A
144A 1.391%
(LIBOR03M +
1.15%, Floor 1.15%)
4/18/31 #, ●		1,000,000	995,942
Stratus CLO
Series 2021-3A A
144A 1.043%
(LIBOR03M +
0.95%, Floor 0.95%)
12/29/29 #, ●		2,000,000	1,995,216
Symphony Static CLO
I
Series 2021-1A A
144A 0.959%
(LIBOR03M +
0.83%, Floor 0.83%)
10/25/29 #, ●		500,000	498,533
TCI-Symphony CLO
Series 2017-1A AR
144A 1.171%
(LIBOR03M +
0.93%, Floor 0.93%)
7/15/30 #, ●		1,000,000	992,190

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°		Value (US $)
Collateralized Debt Obligations (continued)
THL Credit Wind River
CLO
Series 2019-3A AR
144A 1.321%
(LIBOR03M +
1.08%, Floor 1.08%)
4/15/31 #, ●		3,100,000	$3,079,754
Tikehau CLO DAC
Series 2015-1A ARR
144A 0.87%
(EUR003M +
0.87%, Floor 0.87%)
8/4/34 #, ●	EUR	2,000,000	2,193,939
Toro European CLO
DAC
Series 6A AR 144A
0.92% (EUR003M +
0.92%, Floor 0.92%)
1/12/32 #, ●	EUR	300,000	329,599
Toro European CLO
7 DAC
Series 7A ARE
144A 0.81%
(EUR003M +
0.81%, Floor 0.81%)
2/15/34 #, ●	EUR	1,900,000	2,083,666
Venture 32 CLO
Series 2018-32A A1
144A 1.341%
(LIBOR03M +
1.10%, Floor 1.10%)
7/18/31 #, ●		500,000	495,128
Venture 34 CLO
Series 2018-34A A
144A 1.471%
(LIBOR03M +
1.23%, Floor 1.23%)
10/15/31 #, ●		2,500,000	2,490,717
Venture 38 CLO
Series 2019-38A A1R
144A 1.459%
(LIBOR03M +
1.16%, Floor 1.16%)
7/30/32 #, ●		2,900,000	2,891,088
Venture 42 CLO
Series 2021-42A A1A
144A 2.174%
(LIBOR03M +
1.13%, Floor 1.13%)
4/15/34 #, ●		1,300,000	1,280,539
Venture XVII CLO
Series 2014-17A ARR
144A 1.121%
(LIBOR03M +
0.88%) 4/15/27 #, ●		297,302	295,296
Venture XXIV CLO
Series 2016-24A ARR
144A 1.154%
(LIBOR03M +
0.90%, Floor 0.90%)
10/20/28 #, ●		447,618	446,619
Venture XXVI CLO
Series 2017-26A AR
144A 1.354%
(LIBOR03M +
1.10%, Floor 1.10%)
1/20/29 #, ●		3,400,000	3,392,823
Vibrant CLO IV
Series 2016-4A A1RR
144A 1.252%
(LIBOR03M +
1.12%, Floor 1.12%)
7/20/32 #, ●		1,300,000	1,289,762
Vibrant CLO VI
Series 2017-6A AR
144A 1.878%
(LIBOR03M +
0.95%) 6/20/29 #, ●		2,683,873	2,679,506
Vibrant CLO VII
Series 2017-7A A1R
144A 1.294%
(LIBOR03M +
1.04%, Floor 1.04%)
9/15/30 #, ●		4,500,000	4,489,128
Vibrant CLO XI
Series 2019-11A A1R1
144A 1.374%
(LIBOR03M +
1.12%, Floor 1.12%)
7/20/32 #, ●		1,500,000	1,491,802
Voya
Series 2012-4A A1R3
144A 1.241%
(LIBOR03M +
1.00%) 10/15/30 #, ●		1,400,000	1,391,173
Voya CLO
Series 2014-4A A1RA
144A 1.338%
(LIBOR03M + 1.10%)
7/14/31 #, ●		842,321	834,922
Total Collateralized Debt Obligations
(cost $186,772,421)			180,039,879

Convertible Bonds — 0.16%
Kaman 3.25% exercise
price $65.26,
maturity date 5/1/24		2,540,000	2,619,502

	Principal
	amount°		Value (US $)
Convertible Bonds (continued)
Spirit Airlines 1.00%
exercise price
$49.07, maturity
date 5/15/26		2,166,000	$1,953,732
Total Convertible Bonds
(cost $4,473,141)			4,573,234

Corporate Bonds — 36.56%
Banking — 10.87%
Access Bank
144A 6.125%
9/21/26 #		425,000	401,736
144A 9.125%
10/7/26 #, µ, ψ		475,000	442,344
Akbank TAS 144A
6.80% 2/6/26 #		610,000	595,808
Banco Bilbao Vizcaya
Argentaria 5.875%
9/24/23 µ, ψ	EUR	1,200,000	1,374,792
Banco Continental
144A 2.75%
12/10/25 #		915,000	837,403
Banco de Bogota 144A
6.25% 5/12/26 #		405,000	414,637
Banco GNB Sudameris
144A 7.50%
4/16/31 #, µ		420,000	391,709
Banco Industrial 144A
4.875% 1/29/31 #, µ		545,000	531,021
Banco Mercantil del
Norte
144A 6.625%
1/24/32 #, µ, ψ		425,000	392,700
144A 8.375%
10/14/30 #, µ, ψ		375,000	392,104
Banco Nacional de
Panama 144A
2.50% 8/11/30 #		200,000	177,033
Banco Santander
2.958% 3/25/31		1,000,000	925,739
3.496% 3/24/25		1,000,000	1,001,071
4.175% 3/24/28 µ		1,200,000	1,206,892
Bangkok Bank 144A
5.00%
9/23/25 #, µ, ψ		480,000	474,072
Bank Hapoalim 144A
3.255% 1/21/32 #, µ		835,000	772,375
Bank Leumi Le-Israel
144A 3.275%
1/29/31 #, µ		500,000	470,532
Bank of America
2.482% 9/21/36 µ		12,865,000	11,081,120
2.551% 2/4/28 µ		905,000	865,604
2.972% 2/4/33 µ		665,000	623,814
3.384% 4/2/26 µ		500,000	499,539
3.55% 3/5/24 µ		2,100,000	2,112,985
3.864% 7/23/24 µ		2,200,000	2,225,525
3.974% 2/7/30 µ		3,400,000	3,458,737
4.125% 1/22/24		200,000	205,375
4.30% 1/28/25 µ, ψ		900,000	856,125
Bank of China 144A
5.00% 11/13/24 #		455,000	473,373
Bank of Georgia 144A
6.00% 7/26/23 #		890,000	867,750
Bank of New York
Mellon 4.70%
9/20/25 µ, ψ		2,560,000	2,627,840
Barclays
1.839% (LIBOR03M
+ 1.38%) 5/16/24 ●		1,800,000	1,809,023
2.667% 3/10/32 µ		1,025,000	920,782
3.33% 11/24/42 µ		1,300,000	1,132,937
3.375% 4/2/25 µ	EUR	500,000	577,178
3.811% 3/10/42 µ		2,105,000	1,887,698
4.972% 5/16/29 µ		3,000,000	3,142,624
5.20% 5/12/26		4,139,000	4,311,700
6.375%
12/15/25 µ, ψ	GBP	500,000	679,899
7.125%
6/15/25 µ, ψ	GBP	1,800,000	2,493,614
7.25% 3/15/23 µ, ψ	GBP	700,000	946,011
7.75% 9/15/23 µ, ψ		400,000	415,614
Barclays Bank 7.625%
11/21/22		439,000	450,124
BBVA Bancomer 144A
5.125% 1/18/33 #, µ		410,000	387,710
BNP Paribas
144A 1.904%
9/30/28 #, µ		1,800,000	1,614,231
144A 2.159%
9/15/29 #, µ		600,000	534,691
144A 2.871%
4/19/32 #, µ		300,000	273,439
144A 3.052%
1/13/31 #, µ		2,600,000	2,436,726
144A 7.375%
8/19/25 #, µ, ψ		700,000	754,737
7.375%
8/19/25 µ, ψ		500,000	539,098
CIMB Bank 144A
2.125% 7/20/27 #		550,000	521,122
Citigroup
2.75% 4/25/22		2,800,000	2,801,304

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
Citigroup
3.057% 1/25/33 µ		840,000	$785,734
3.07% 2/24/28 µ		865,000	843,432
3.20% 10/21/26		1,000,000	993,244
3.785% 3/17/33 µ		2,000,000	1,984,923
4.00%
12/10/25 µ, ψ		1,310,000	1,260,875
4.044% 6/1/24 µ		1,800,000	1,823,564
4.05% 7/30/22		150,000	151,287
4.075% 4/23/29 µ		3,400,000	3,468,819
Cooperatieve
Rabobank
3.75% 7/21/26		1,350,000	1,343,235
4.375% 8/4/25		2,000,000	2,034,245
Credit Agricole 144A
2.811% 1/11/41 #		3,155,000	2,613,731
Credit Suisse Group
144A 2.593%
9/11/25 #, µ		1,105,000	1,068,296
3.80% 6/9/23		2,300,000	2,321,780
144A 3.869%
1/12/29 #, µ		1,065,000	1,040,745
144A 4.194%
4/1/31 #, µ		4,045,000	3,997,381
144A 4.207%
6/12/24 #, µ		410,000	413,775
144A 4.50%
9/3/30 #, µ, ψ		820,000	711,350
144A 5.25%
2/11/27 #, µ, ψ		885,000	820,838
144A 6.25%
12/18/24 #, µ, ψ		2,000,000	2,022,414
144A 6.375%
8/21/26 #, µ, ψ		1,900,000	1,880,183
7.50%
12/11/23 µ, ψ		400,000	414,750
Credit Suisse Group
Funding Guernsey
3.80% 9/15/22		3,350,000	3,385,315
Deutsche Bank
2.129% 11/24/26 µ		700,000	649,708
3.547% 9/18/31 µ		4,135,000	3,905,727
3.729% 1/14/32 µ		3,115,000	2,782,937
3.742% 1/7/33 µ		2,296,000	2,032,143
3.961% 11/26/25 µ		5,700,000	5,700,832
Development Bank of
Kazakhstan 144A
2.95% 5/6/31 #		300,000	246,591
Emirates NBD Bank
2.625% 2/18/25		495,000	485,176
Fifth Third Bancorp
2.55% 5/5/27		1,201,000	1,162,368
3.65% 1/25/24		790,000	800,053
3.95% 3/14/28		1,119,000	1,146,357
Fifth Third Bank 3.85%
3/15/26		835,000	848,498
Goldman Sachs Group
0.523% 3/8/23		700,000	689,096
0.673% 3/8/24 µ		700,000	685,469
1.431% 3/9/27 µ		2,000,000	1,845,438
1.542% 9/10/27 µ		3,993,000	3,654,887
3.102% 2/24/33 µ		1,235,000	1,165,409
3.20% 2/23/23		2,200,000	2,220,468
3.615% 3/15/28 µ		3,990,000	3,989,384
4.223% 5/1/29 µ		4,700,000	4,816,912
Hana Bank 144A
1.25% 12/16/26 #		345,000	317,757
HSBC Holdings
1.488% (LIBOR03M
+ 1.00%) 5/18/24 ●		1,000,000	1,003,546
1.589% 5/24/27 µ		2,200,000	2,010,818
2.848% 6/4/31 µ		2,700,000	2,500,273
2.871% 11/22/32 µ		1,200,000	1,092,272
2.999% 3/10/26 µ		700,000	686,796
4.30% 3/8/26		200,000	205,424
4.70% 3/9/31 µ, ψ		500,000	449,375
5.25% 9/16/22 µ, ψ	EUR	1,900,000	2,130,875
5.875%
9/28/26 µ, ψ	GBP	500,000	660,882
6.00% 5/22/27 µ, ψ		800,000	816,000
ICICI Bank 144A
4.00% 3/18/26 #		535,000	539,986
ING Groep 6.875%
4/16/22 µ, ψ		200,000	200,471
Intesa Sanpaolo
144A 4.00%
9/23/29 #		1,300,000	1,264,592
7.75% 1/11/27 µ, ψ	EUR	200,000	246,466
JPMorgan Chase &
Co.
1.158% (LIBOR03M
+ 0.90%) 4/25/23 ●		1,000,000	1,000,278
1.47% 9/22/27 µ		475,000	438,280
2.545% 11/8/32 µ		3,220,000	2,946,683
2.595% 2/24/26 µ		1,500,000	1,472,131
2.947% 2/24/28 µ		1,100,000	1,074,710
2.963% 1/25/33 µ		1,670,000	1,576,129
3.22% 3/1/25 µ		500,000	502,000
3.328% 4/22/52 µ		455,000	422,579
4.005% 4/23/29 µ		900,000	921,189
4.023% 12/5/24 µ		4,730,000	4,807,742

	Principal
	amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
JPMorgan Chase &
Co.
4.60% 2/1/25 µ, ψ		1,185,000	$1,145,006
5.00% 8/1/24 µ, ψ		400,000	398,920
Lloyds Banking Group
2.438% 2/5/26 µ		300,000	289,571
3.50% 4/1/26 µ	EUR	200,000	234,358
3.75% 3/18/28 µ		1,400,000	1,397,674
Mitsubishi UFJ
Financial Group
2.193% 2/25/25		1,700,000	1,645,165
2.559% 2/25/30		1,800,000	1,671,167
Mizuho Financial
Group
2.226% 5/25/26 µ		1,600,000	1,535,469
2.564% 9/13/31		1,400,000	1,226,540
2.591% 5/25/31 µ		2,000,000	1,833,705
3.261% 5/22/30 µ		3,100,000	3,008,578
Morgan Stanley
2.475% 1/21/28 µ		650,000	620,628
2.484% 9/16/36 µ		5,700,000	4,896,415
2.63% 2/18/26 µ		1,000,000	981,666
3.625% 1/20/27		4,000,000	4,038,577
5.00% 11/24/25		2,075,000	2,189,272
Nationwide Building
Society
144A 2.972%
2/16/28 #, µ		800,000	762,122
144A 3.766%
3/8/24 #, µ		800,000	804,735
144A 4.302%
3/8/29 #, µ		5,200,000	5,241,108
NatWest Group
1.976% (LIBOR03M
+ 1.47%) 5/15/23 ●		1,000,000	1,001,037
3.498% 5/15/23 µ		500,000	500,725
4.80% 4/5/26		5,000,000	5,174,228
5.125%
5/12/27 µ, ψ	GBP	500,000	649,524
NBK SPC 144A
1.625% 9/15/27 #, µ		1,065,000	975,598
NongHyup Bank 144A
0.875% 7/28/24 #		430,000	410,219
Nykredit Realkredit
1.00% 10/1/50	DKK	75,085,359	9,751,119
1.00% 10/1/53	DKK	3,274,891	420,716
1.00% 10/1/53	DKK	998,864	126,639
1.50% 10/1/53	DKK	49,931,158	6,695,792
1.50% 10/1/53	DKK	37,954,097	5,175,995
2.00% 10/1/53	DKK	7,197,856	969,071
Oversea-Chinese
Banking 144A
4.25% 6/19/24 #		660,000	673,426
PNC Bank
2.70% 11/1/22		250,000	251,428
3.875% 4/10/25		1,145,000	1,167,966
4.05% 7/26/28		2,400,000	2,468,563
PNC Financial
Services Group
2.60% 7/23/26		2,845,000	2,805,685
QNB Finance 2.625%
5/12/25		1,160,000	1,136,162
Santander UK Group
Holdings
3.823% 11/3/28 µ		3,200,000	3,150,612
7.375%
6/24/22 µ, ψ	GBP	2,200,000	2,925,447
Shinhan Financial
Group 144A 3.34%
2/5/30 #, µ		410,000	404,206
Skandinaviska
Enskilda Banken
5.625%
5/13/22 µ, ψ		600,000	602,936
Societe Generale
144A 4.25%
4/14/25 #		3,600,000	3,583,110
7.875%
12/18/23 µ, ψ		500,000	523,750
Standard Chartered
144A 7.50%
#, µ, ω		500,000	500,000
7.75% 4/2/23 µ, ψ		300,000	311,397
State Street 2.203%
2/7/28 µ		1,210,000	1,160,855
Sumitomo Mitsui
Financial Group
1.474% 7/8/25		2,600,000	2,449,182
2.222% 9/17/31		2,300,000	2,038,207
SVB Financial Group
1.80% 10/28/26		795,000	739,849
1.80% 2/2/31		775,000	668,926
4.00% 5/15/26 µ, ψ		2,345,000	2,172,056
Truist Bank 2.636%
9/17/29 µ		5,182,000	5,098,690
Truist Financial
1.887% 6/7/29 µ		3,485,000	3,171,223
4.95% 9/1/25 µ, ψ		1,465,000	1,503,823
UBS
5.125% 5/15/24		200,000	204,961

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°		Value (US $)
Corporate Bonds (continued)
Banking (continued)
UBS
7.625% 8/17/22		950,000	$964,382
UBS Group
144A 1.364%
1/30/27 #, µ		400,000	367,993
144A 3.126%
8/13/30 #, µ		2,000,000	1,925,845
144A 3.179%
2/11/43 #, µ		650,000	578,794
144A 4.125%
9/24/25 #		2,940,000	2,997,426
UniCredit
7.50% 6/3/26 µ, ψ	EUR	600,000	718,943
144A 7.83%
12/4/23 #		2,900,000	3,083,265
9.25% 6/3/22 µ, ψ	EUR	400,000	449,138
US Bancorp
1.45% 5/12/25		1,565,000	1,497,572
2.215% 1/27/28 µ		705,000	674,211
2.491% 11/3/36 µ		950,000	853,522
2.677% 1/27/33 µ		735,000	699,576
3.375% 2/5/24		2,915,000	2,956,249
3.60% 9/11/24		1,275,000	1,296,604
3.70% 1/15/27 µ, ψ		930,000	843,975
3.95% 11/17/25		2,820,000	2,918,060
US Bank 3.40%
7/24/23		815,000	826,128
Virgin Money UK
3.375% 4/24/26 µ	GBP	100,000	130,941
4.00% 9/25/26 µ	GBP	800,000	1,069,117
4.00% 9/3/27 µ	GBP	100,000	134,029
Wells Fargo & Co.
3.196% 6/17/27 µ		900,000	888,999
3.526% 3/24/28 µ		565,000	564,317
3.584% 5/22/28 µ		5,300,000	5,298,120
3.90% 3/15/26 µ, ψ		3,060,000	2,935,076
			308,980,721
Basic Industry — 1.21%
AngloGold Ashanti
Holdings 3.375%
11/1/28		850,000	799,058
Corp Nacional del
Cobre de Chile
144A 3.70%
1/30/50 #		225,000	202,610
144A 4.25%
7/17/42 #		200,000	194,561
CSN Inova Ventures
144A 6.75%
1/28/28 #		525,000	544,622
CSN Resources 144A
5.875% 4/8/32 #		1,745,000	1,696,890
First Quantum
Minerals
144A 6.875%
10/15/27 #		360,000	377,478
144A 7.50%
4/1/25 #		2,740,000	2,784,498
GC Treasury Center
144A 5.20%
3/30/52 #		450,000	458,977
Georgia-Pacific 8.00%
1/15/24		2,242,000	2,439,322
ICL Group 144A
6.375% 5/31/38 #		390,000	429,000
INEOS Styrolution
Group 144A 2.25%
1/16/27 #	EUR	500,000	503,850
International Flavors &
Fragrances 144A
3.268% 11/15/40 #		1,685,000	1,506,605
JSW Steel 144A 5.05%
4/5/32 #		305,000	284,452
LYB International
Finance III 3.375%
10/1/40		2,005,000	1,799,981
MEGlobal Canada
144A 5.00%
5/18/25 #		400,000	413,288
Methanex 5.25%
12/15/29		2,515,000	2,557,491
Metinvest 144A 7.75%
10/17/29 #		307,000	136,615
Newmont
2.25% 10/1/30		2,320,000	2,123,199
2.60% 7/15/32		715,000	658,703
2.80% 10/1/29		3,850,000	3,687,575
OCP
144A 3.75%
6/23/31 #		500,000	454,940
144A 4.50%
10/22/25 #		320,000	321,475
144A 5.125%
6/23/51 #		240,000	200,400
Olin 5.625% 8/1/29		705,000	715,134
Phosagro OAO via
Phosagro Bond
Funding DAC 144A
3.949% 4/24/23 #		380,000	116,850

	Principal
	amount°		Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Sasol Financing USA
4.375% 9/18/26		580,000	$554,924
5.875% 3/27/24		1,255,000	1,273,179
Stillwater Mining 144A
4.00% 11/16/26 #		575,000	554,300
Suzano Austria
3.125% 1/15/32		465,000	412,729
Vale Overseas 3.75%
7/8/30		575,000	555,697
Vedanta Resources
Finance II 144A
8.95% 3/11/25 #		1,575,000	1,533,743
Volcan Cia Minera
144A 4.375%
2/11/26 #		615,000	589,656
Westlake 3.125%
8/15/51		4,310,000	3,557,122
			34,438,924
Brokerage – 0.26%
Charles Schwab
5.375% 6/1/25 µ, ψ		2,495,000	2,582,325
Jefferies Group
2.625% 10/15/31		2,925,000	2,642,121
6.45% 6/8/27		331,000	373,934
6.50% 1/20/43		880,000	1,057,633
XP 144A 3.25%
7/1/26 #		650,000	616,375
			7,272,388
Capital Goods – 1.13%
Abertis Infraestructuras
Finance 3.248%
11/24/25 µ, ψ	EUR	1,500,000	1,628,063
Aeropuerto
Internacional de
Tocumen 144A
5.125% 8/11/61 #		200,000	182,772
Aeropuertos Argentina
2000 144A 8.50%
8/1/31 #		665,723	538,237
Artera Services 144A
9.033% 12/4/25 #		1,365,000	1,365,546
Boeing
1.95% 2/1/24		2,000,000	1,956,643
3.25% 2/1/28		3,400,000	3,281,778
3.75% 2/1/50		5,355,000	4,785,015
Caterpillar 2.60%
4/9/30		25,000	24,414
Cellnex Finance 144A
3.875% 7/7/41 #		3,884,000	3,162,314
Cemex 144A 5.20%
9/17/30 #		475,000	473,352
GCC 144A 3.614%
4/20/32 #		630,000	585,585
HTA Group 144A
7.00% 12/18/25 #		420,000	416,396
Hutama Karya Persero
144A 3.75%
5/11/30 #		454,000	457,168
IHS Holding 144A
5.625% 11/29/26 #		440,000	418,431
Klabin Austria 144A
3.20% 1/12/31 #		425,000	371,191
Otis Worldwide
3.112% 2/15/40		1,173,000	1,035,170
3.362% 2/15/50		202,000	179,454
Rolls-Royce 144A
5.75% 10/15/27 #		1,000,000	1,028,345
Rutas 2 and 7 Finance
144A 2.741%
9/30/36 #, ^		755,000	548,972
SAN Miguel Industrias
Pet 144A 3.50%
8/2/28 #		860,000	775,643
Standard Industries
144A 3.375%
1/15/31 #		1,568,000	1,374,360
State Agency of Roads
of Ukraine 144A
6.25% 6/24/28 #		575,000	244,375
Summit Digitel
Infrastructure 144A
2.875% 8/12/31 #		785,000	677,711
TD SYNNEX
144A 2.375%
8/9/28 #		800,000	721,683
144A 2.65%
8/9/31 #		1,200,000	1,032,612
Teledyne Technologies
2.25% 4/1/28		1,980,000	1,840,684
2.75% 4/1/31		1,730,000	1,606,007
TransDigm 144A
6.25% 3/15/26 #		748,000	768,847
UltraTech Cement
144A 2.80%
2/16/31 #		660,000	580,495
			32,061,263
Communications – 3.35%
Alibaba Group Holding
2.70% 2/9/41		465,000	355,035
Altice Financing 144A
5.00% 1/15/28 #		865,000	776,921
Altice France
2.125% 2/15/25	EUR	1,900,000	2,006,051

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Altice France
144A 5.50%
10/15/29 #	1,375,000	$1,235,630
Amazon.com
1.20% 6/3/27	620,000	572,686
1.50% 6/3/30	1,000,000	896,085
AT&T
2.55% 12/1/33	2,673,000	2,380,146
3.10% 2/1/43	1,719,000	1,488,413
3.50% 6/1/41	1,680,000	1,551,169
3.50% 9/15/53	1,590,000	1,401,211
Axian Telecom 144A
7.375% 2/16/27 #	380,000	376,045
B2W Digital 144A
4.375% 12/20/30 #	550,000	474,501
CCO Holdings
144A 4.50%
8/15/30 #	500,000	469,999
144A 5.00%
2/1/28 #	900,000	892,269
Charter
Communications
Operating
3.85% 4/1/61	1,410,000	1,138,016
4.40% 12/1/61	4,987,000	4,358,969
4.464% 7/23/22	4,330,000	4,346,186
4.908% 7/23/25	430,000	446,331
5.05% 3/30/29	3,800,000	4,028,541
Comcast
3.20% 7/15/36	1,830,000	1,754,050
3.70% 4/15/24	2,970,000	3,033,310
Connect Finco 144A
6.75% 10/1/26 #	1,740,000	1,772,529
CSC Holdings 144A
4.625% 12/1/30 #	890,000	745,526
CT Trust 144A 5.125%
2/3/32 #	750,000	750,330
Digicel Group Holdings
PIK 10.00%
4/1/24 >	360,547	358,263
Discovery
Communications
4.00% 9/15/55	9,005,000	7,802,489
Frontier
Communications
Holdings 144A
5.875% 10/15/27 #	1,165,000	1,158,639
JD.com 3.875%
4/29/26	525,000	523,220
Ooredoo International
Finance 144A
5.00% 10/19/25 #	270,000	288,059
Rogers
Communications
144A 3.80%
3/15/32 #	650,000	645,780
144A 4.55%
3/15/52 #	820,000	817,590
Silknet JSC 144A
8.375% 1/31/27 #	380,000	372,400
Sprint 7.625% 3/1/26	200,000	225,962
Sprint Spectrum 144A
4.738% 9/20/29 #	1,098,750	1,122,297
Telefonica Moviles
Chile 144A 3.537%
11/18/31 #	615,000	572,863
Tencent Holdings
144A 1.146%
(LIBOR03M +
0.91%) 4/11/24 #, ●	200,000	199,404
144A 2.88%
4/22/31 #	370,000	338,330
144A 3.68%
4/22/41 #	400,000	354,428
Time Warner Cable
7.30% 7/1/38	2,120,000	2,579,513
Time Warner
Entertainment
8.375% 3/15/23	1,415,000	1,490,506
T-Mobile USA
1.50% 2/15/26	2,915,000	2,722,763
144A 2.40%
3/15/29 #	1,850,000	1,695,627
2.55% 2/15/31	550,000	499,610
3.00% 2/15/41	4,640,000	3,934,558
3.30% 2/15/51	1,500,000	1,266,700
3.50% 4/15/25	895,000	901,840
3.75% 4/15/27	1,255,000	1,264,438
3.875% 4/15/30	1,400,000	1,407,367
Turkcell Iletisim
Hizmetleri 144A
5.80% 4/11/28 #	585,000	530,958
VEON Holdings 144A
3.375% 11/25/27 #	760,000	459,800
Verizon
Communications
1.606% (LIBOR03M
+ 1.10%) 5/15/25 ●	3,200,000	3,243,095
2.10% 3/22/28	1,100,000	1,027,456
144A 2.355%
3/15/32 #	1,570,000	1,420,693
2.55% 3/21/31	800,000	744,355
3.40% 3/22/41	1,845,000	1,734,476
3.875% 3/1/52	1,100,000	1,108,639

	Principal
	amount°		Value (US $)
Corporate Bonds (continued)
Communications (continued)
Verizon
Communications
4.50% 8/10/33		6,325,000	$6,803,022
Vmed O2 UK
Financing I 144A
4.25% 1/31/31 #		1,885,000	1,726,490
Vodafone Group
4.25% 9/17/50		1,070,000	1,070,080
4.875% 6/19/49		4,385,000	4,786,917
Ziggo Bond
144A 3.375%
2/28/30 #	EUR	500,000	490,544
144A 5.125%
2/28/30 #		300,000	279,740
			95,218,860
Consumer Cyclical – 2.91%
Alsea 144A 7.75%
12/14/26 #		615,000	640,403
Aptiv
3.10% 12/1/51		4,171,000	3,325,280
3.25% 3/1/32		957,000	908,247
AutoNation 3.85%
3/1/32		2,240,000	2,171,568
Carnival
144A 4.00%
8/1/28 #		730,000	679,853
144A 7.625%
3/1/26 #		1,748,000	1,761,460
Daimler Trucks
Finance North
America 144A
2.375% 12/14/28 #		3,120,000	2,843,133
Falabella 144A 3.375%
1/15/32 #		425,000	397,186
Ford Motor Credit
1.744% 7/19/24	EUR	300,000	326,511
2.30% 2/10/25		345,000	327,866
2.33% 11/25/25	EUR	200,000	217,511
2.386% 2/17/26	EUR	500,000	543,691
2.70% 8/10/26		700,000	651,882
2.748% 6/14/24	GBP	100,000	127,435
2.90% 2/16/28		765,000	693,010
2.90% 2/10/29		500,000	446,060
3.25% 9/15/25	EUR	1,000,000	1,123,751
3.55% 10/7/22		1,500,000	1,502,625
4.535% 3/6/25	GBP	1,100,000	1,447,879
4.542% 8/1/26		5,205,000	5,206,041
5.125% 6/16/25		600,000	612,732
Future Retail 144A
5.60% 1/22/25 #		565,000	316,400
General Motors
5.40% 10/2/23		685,000	709,053
6.125% 10/1/25		685,000	736,006
6.60% 4/1/36		1,652,000	1,923,424
General Motors
Financial
2.40% 10/15/28		2,345,000	2,103,440
3.10% 1/12/32		5,800,000	5,220,222
4.35% 4/9/25		875,000	890,800
5.25% 3/1/26		2,570,000	2,694,286
5.70% 9/30/30 µ, ψ		1,780,000	1,871,581
Hilton Domestic
Operating
144A 3.625%
2/15/32 #		700,000	636,429
144A 4.00%
5/1/31 #		2,300,000	2,175,294
Hilton Grand Vacations
Borrower Escrow
144A 5.00%
6/1/29 #		900,000	859,986
Hyatt Hotels
1.30% 10/1/23		300,000	292,505
1.35% (SOFR +
1.05%) 10/1/23 ●		400,000	401,405
1.80% 10/1/24		300,000	288,915
Hyundai Capital
Services 144A
0.75% 9/15/23 #		1,800,000	1,741,285
InRetail Consumer
144A 3.25%
3/22/28 #		530,000	497,964
Kia 144A 2.375%
2/14/25 #		635,000	617,827
Lowe's 4.25% 4/1/52		695,000	719,972
Magallanes
144A 3.638%
3/15/25 #		400,000	402,857
144A 3.755%
3/15/27 #		4,335,000	4,334,341
144A 4.054%
3/15/29 #		330,000	332,018
144A 4.279%
3/15/32 #		340,000	341,934
144A 5.05%
3/15/42 #		800,000	817,683
144A 5.141%
3/15/52 #		1,825,000	1,871,484
Marriott International
3.50% 10/15/32		900,000	858,333

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°		Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Melco Resorts Finance
144A 5.375%
12/4/29 #		200,000	$170,500
5.75% 7/21/28		200,000	177,100
MGM China Holdings
144A 4.75%
2/1/27 #		725,000	639,254
144A 5.25%
6/18/25 #		400,000	368,468
MGM Resorts
International 4.75%
10/15/28		4,967,000	4,812,601
Nemak 144A 3.625%
6/28/31 #		600,000	524,385
Nissan Motor
144A 3.043%
9/15/23 #		1,800,000	1,796,893
144A 4.345%
9/17/27 #		2,700,000	2,665,515
144A 4.81%
9/17/30 #		800,000	794,728
Nissan Motor
Acceptance
144A 2.45%
9/15/28 #		300,000	262,623
144A 3.875%
9/21/23 #		3,000,000	3,018,600
Royal Caribbean
Cruises 144A 5.50%
4/1/28 #		1,270,000	1,212,425
Sands China
144A 2.55%
3/8/27 #		200,000	174,700
144A 3.10%
3/8/29 #		400,000	342,000
144A 3.25%
8/8/31 #		200,000	164,000
3.80% 1/8/26		400,000	380,500
4.375% 6/18/30		490,000	444,915
5.40% 8/8/28		1,800,000	1,773,396
Scientific Games
International 144A
8.25% 3/15/26 #		1,890,000	1,967,962
Turkiye Sise ve Cam
Fabrikalari 144A
6.95% 3/14/26 #		660,000	652,080
Wynn Macau
5.50% 1/15/26		200,000	182,213
5.50% 10/1/27		200,000	173,389
144A 5.625%
8/26/28 #		440,000	383,077
			82,690,892
Consumer Non-Cyclical – 3.68%
AbbVie
2.85% 5/14/23		900,000	905,830
2.95% 11/21/26		1,920,000	1,904,851
3.25% 10/1/22		300,000	301,127
3.75% 11/14/23		1,200,000	1,223,578
4.05% 11/21/39		3,193,000	3,290,193
American Medical
Systems Europe
1.375% 3/8/28	EUR	1,300,000	1,409,056
1.625% 3/8/31	EUR	1,300,000	1,402,227
Amgen
2.20% 2/21/27		3,300,000	3,179,141
2.80% 8/15/41		7,060,000	6,080,977
Anheuser-Busch InBev
Worldwide
4.50% 6/1/50		3,705,000	3,971,139
4.70% 2/1/36		2,390,000	2,569,784
Ashtead Capital
144A 1.50%
8/12/26 #		665,000	604,473
144A 2.45%
8/12/31 #		585,000	515,752
Bacardi 144A 4.45%
5/15/25 #		500,000	512,243
BAT Capital 2.259%
3/25/28		1,500,000	1,348,571
BAT International
Finance 1.668%
3/25/26		1,065,000	978,592
Bausch Health 144A
6.25% 2/15/29 #		3,257,000	2,675,967
Baxter International
144A 3.132%
12/1/51 #		2,336,000	2,004,696
Becton Dickinson Euro
Finance 1.336%
8/13/41	EUR	700,000	637,040
Bellis Acquisition
3.25% 2/16/26	GBP	3,300,000	4,015,834
Bidvest Group UK
144A 3.625%
9/23/26 #		780,000	732,241
Bristol-Myers Squibb
3.70% 3/15/52		630,000	635,046
Centene 3.375%
2/15/30		1,000,000	942,700
Central American
Bottling 144A 5.25%
4/27/29 #		625,000	622,769
Cia Cervecerias
Unidas 144A 3.35%
1/19/32 #		590,000	561,916

	Principal
	amount°		Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Coca-Cola Icecek
144A 4.50%
1/20/29 #		640,000	$603,930
Coty 144A 5.00%
4/15/26 #		1,700,000	1,658,494
CVS Health
3.75% 4/1/30		780,000	794,704
4.30% 3/25/28		4,913,000	5,147,878
4.78% 3/25/38		1,030,000	1,128,327
5.05% 3/25/48		2,635,000	2,991,946
CVS Pass Through
Trust 144A 5.773%
1/10/33 #, ◆		64,516	70,538
Danone 144A 2.589%
11/2/23 #		1,500,000	1,499,012
Gilead Sciences 4.15%
3/1/47		3,305,000	3,413,061
Global Payments
2.15% 1/15/27		740,000	695,742
2.65% 2/15/25		1,839,000	1,801,222
2.90% 11/15/31		725,000	661,413
3.20% 8/15/29		2,150,000	2,045,238
GSK Consumer
Healthcare Capital
UK 144A 3.125%
3/24/25 #		500,000	498,809
GSK Consumer
Healthcare Capital
US 144A 3.375%
3/24/29 #		500,000	495,270
HCA
144A 3.125%
3/15/27 #		4,000,000	3,914,661
4.125% 6/15/29		3,400,000	3,470,369
7.58% 9/15/25		30,000	33,251
Imperial Brands
Finance 144A
3.75% 7/21/22 #		470,000	471,139
Indigo Group 1.625%
4/19/28	EUR	1,700,000	1,796,691
International Container
Terminal Services
4.75% 6/17/30		745,000	746,341
JBS USA LUX 144A
3.00% 2/2/29 #		1,466,000	1,359,019
Kernel Holding 144A
6.50% 10/17/24 #		375,000	193,560
MHP 144A 6.25%
9/19/29 #		425,000	190,719
Mondelez International
2.125% 3/17/24		500,000	496,677
Pernod Ricard 144A
4.25% 7/15/22 #		150,000	151,082
Pilgrim's Pride 144A
5.875% 9/30/27 #		1,458,000	1,473,958
Prime Security
Services Borrower
144A 6.25%
1/15/28 #		3,020,000	2,960,264
Regeneron
Pharmaceuticals
1.75% 9/15/30		825,000	716,999
2.80% 9/15/50		1,170,000	938,303
Royalty Pharma 1.75%
9/2/27		7,625,000	6,933,111
StoneCo 144A 3.95%
6/16/28 #		505,000	424,745
Takeda
Pharmaceutical
3.025% 7/9/40		985,000	880,717
3.175% 7/9/50		3,462,000	3,039,559
Tenet Healthcare
144A 4.25%
6/1/29 #		1,790,000	1,718,507
144A 6.125%
10/1/28 #		1,815,000	1,846,499
Teva Pharmaceutical
Finance
Netherlands III
5.125% 5/9/29		365,000	351,349
6.75% 3/1/28		385,000	404,400
United Rentals North
America 3.875%
2/15/31		869,000	820,406
Viatris
1.65% 6/22/25		320,000	298,136
2.30% 6/22/27		265,000	241,641
2.70% 6/22/30		1,940,000	1,709,098
4.00% 6/22/50		450,000	379,528
			104,492,056
Energy – 3.49%
Abu Dhabi Crude Oil
Pipeline 144A
4.60% 11/2/47 #		330,000	350,430
Azure Power Energy
144A 3.575%
8/19/26 #		395,117	376,695
BP Capital Markets
4.875%
3/22/30 µ, ψ		2,750,000	2,765,469
BP Capital Markets
America 2.721%
1/12/32		1,465,000	1,380,477

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Canacol Energy 144A
5.75% 11/24/28 #	1,245,000	$1,172,771
CNX Resources 144A
6.00% 1/15/29 #	2,275,000	2,300,719
ConocoPhillips 3.80%
3/15/52	1,575,000	1,606,495
Continental Resources
4.375% 1/15/28	4,260,000	4,325,263
Crestwood Midstream
Partners 144A
6.00% 2/1/29 #	1,737,000	1,734,099
Devon Energy 4.75%
5/15/42	530,000	562,006
Diamondback Energy
4.25% 3/15/52	515,000	510,309
Ecopetrol
4.625% 11/2/31	1,165,000	1,055,962
5.375% 6/26/26	385,000	390,080
EIG Pearl Holdings
144A 3.545%
8/31/36 #	710,000	678,436
Energo-Pro 144A
8.50% 2/4/27 #	670,000	636,500
Energy Transfer
4.95% 5/15/28	700,000	725,971
5.00% 10/1/22	1,500,000	1,512,317
5.25% 4/15/29	655,000	700,072
5.50% 6/1/27	3,200,000	3,442,737
6.25% 4/15/49	4,420,000	5,091,387
6.50%
11/15/26 µ, ψ	3,380,000	3,330,315
Enterprise Products
Operating
3.20% 2/15/52	4,365,000	3,696,077
3.30% 2/15/53	570,000	488,219
EQT 6.625% 2/1/25	1,100,000	1,163,250
Equinor 1.75%
1/22/26	655,000	627,755
Galaxy Pipeline Assets
Bidco 144A 2.94%
9/30/40 #	745,000	674,742
Geopark 144A 5.50%
1/17/27 #	555,000	529,603
Guara Norte 144A
5.198% 6/15/34 #	628,499	577,578
Indika Energy Capital
IV 144A 8.25%
10/22/25 #	645,000	654,191
Investment Energy
Resources 144A
6.25% 4/26/29 #	395,000	399,523
KazTransGas JSC
144A 4.375%
9/26/27 #	896,000	811,418
Kosmos Energy 144A
7.75% 5/1/27 #	425,000	419,024
Lukoil Capital DAC
144A 2.80%
4/26/27 #	965,000	535,575
144A 3.60%
10/26/31 #	865,000	462,775
Medco Laurel Tree
144A 6.95%
11/12/28 #	1,185,000	1,158,731
MPLX
1.75% 3/1/26	685,000	642,775
4.125% 3/1/27	2,000,000	2,048,426
Murphy Oil 5.875%
12/1/27	2,587,000	2,636,800
NuStar Logistics
5.625% 4/28/27	205,000	201,013
6.375% 10/1/30	2,337,000	2,371,120
Oil and Gas Holding
144A 7.625%
11/7/24 #	200,000	210,732
ONEOK
4.35% 3/15/29	1,500,000	1,533,413
7.50% 9/1/23	2,840,000	2,987,725
PDC Energy 5.75%
5/15/26	1,205,000	1,223,406
Pertamina Persero
144A 3.65%
7/30/29 #	197,000	195,522
Petrobras Global
Finance
5.999% 1/27/28	3,500,000	3,679,042
6.75% 6/3/50	345,000	339,430
6.85% 6/5/15	1,700,000	1,597,439
7.25% 3/17/44	600,000	626,640
Petroleos Mexicanos
5.95% 1/28/31	1,655,000	1,529,965
6.70% 2/16/32	821,000	780,804
6.75% 9/21/47	390,000	317,741
7.69% 1/23/50	240,000	210,048
Petronas Capital
144A 2.48%
1/28/32 #	200,000	186,563
144A 3.50%
4/21/30 #	440,000	448,635
PTTEP Treasury
Center 144A
2.587% 6/10/27 #	695,000	666,634

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Qatar Energy
144A 1.375%
9/12/26 #	280,000	$261,745
144A 2.25%
7/12/31 #	645,000	594,996
Rio Oil Finance Trust
Series 2014-1
9.25% 7/6/24	89,035	93,390
SA Global Sukuk 144A
2.694% 6/17/31 #	425,000	403,158
Sabine Pass
Liquefaction
5.625% 3/1/25	1,455,000	1,539,317
5.75% 5/15/24	8,496,000	8,896,253
Santos Finance 144A
3.649% 4/29/31 #	1,700,000	1,590,233
Saudi Arabian Oil
144A 3.50%
11/24/70 #	220,000	186,840
144A 4.25%
4/16/39 #	530,000	544,234
Southwestern Energy
7.75% 10/1/27	2,050,000	2,172,723
Sweihan PV Power
PJSC 144A 3.625%
1/31/49 #	2,425,000	2,248,741
Targa Resources
4.20% 2/1/33	300,000	303,156
Tengizchevroil Finance
Co International
144A 2.625%
8/15/25 #	484,000	429,550
Tennessee Gas
Pipeline 144A
2.90% 3/1/30 #	6,275,000	5,894,953
Transportadora de Gas
del Sur 144A 6.75%
5/2/25 #	370,000	337,105
Tullow Oil 144A
10.25% 5/15/26 #	610,000	622,301
UEP Penonome II
144A 6.50%
10/1/38 #	533,864	508,140
Uzbekneftegaz 144A
4.75% 11/16/28 #	200,000	164,642
Woodside Finance
144A 3.70%
9/15/26 #	400,000	401,190
YPF 144A 6.95%
7/21/27 #	970,000	727,752
		99,201,263
Finance Companies — 2.26%
AerCap Ireland Capital
DAC
1.65% 10/29/24	500,000	472,623
2.45% 10/29/26	1,445,000	1,338,588
3.00% 10/29/28	2,300,000	2,125,494
3.40% 10/29/33	4,543,000	4,081,013
3.50% 1/15/25	300,000	295,018
3.65% 7/21/27	4,760,000	4,620,188
4.45% 10/1/25	1,200,000	1,205,396
4.45% 4/3/26	150,000	151,702
4.50% 9/15/23	460,000	463,702
4.625% 7/1/22	1,100,000	1,106,175
4.625% 10/15/27	745,000	760,921
6.50% 7/15/25	1,350,000	1,430,733
Air Lease
2.875% 1/15/26	2,050,000	1,981,250
2.875% 1/15/32	2,380,000	2,133,781
3.00% 2/1/30	7,215,000	6,654,637
3.375% 7/1/25	670,000	661,113
4.125%
12/15/26 µ, ψ	715,000	609,538
4.25% 2/1/24	900,000	910,405
4.625% 10/1/28	2,115,000	2,157,775
Aircastle 4.125%
5/1/24	2,500,000	2,497,671
Ally Financial 4.70%
5/15/26 µ, ψ	1,605,000	1,515,818
Aviation Capital Group
144A 3.875%
5/1/23 #	1,000,000	1,004,864
Avolon Holdings
Funding 144A
2.528% 11/18/27 #	116,000	102,675
B3 SA - Brasil Bolsa
Balcao 144A
4.125% 9/20/31 #	700,000	631,470
BOC Aviation 3.00%
5/23/22	300,000	300,161
BOC Aviation USA
144A 1.625%
4/29/24 #	415,000	398,873
China Evergrande
Group 10.00%
4/11/23	550,000	71,500
CIFI Holdings Group
6.00% 7/16/25	245,000	204,575
6.45% 11/7/24	430,000	384,850
DAE Funding
144A 1.55%
8/1/24 #	200,000	189,067

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Finance Companies (continued)
DAE Funding
144A 1.625%
2/15/24 #		1,500,000	$1,437,241
144A 3.375%
3/20/28 #		845,000	794,300
3.375% 3/20/28		2,700,000	2,538,000
GE Capital UK
Funding Unlimited
5.875% 1/18/33	GBP	300,000	480,719
Goodman HK Finance
4.375% 6/19/24		1,095,000	1,118,281
Huarong Finance
2019 3.875%
11/13/29		550,000	499,813
Jyske Realkredit
1.50% 10/1/53	DKK	3,286,318	441,121
1.50% 10/1/53	DKK	5,291,294	698,893
Kaisa Group Holdings
9.375% 6/30/24 ‡		380,000	74,290
Logicor Financing
3.25% 11/13/28	EUR	3,400,000	3,888,147
MAF Global Securities
6.375%
3/20/26 µ, ψ		395,000	398,219
Nordea Kredit
Realkreditaktieselskab
1.00% 10/1/50	DKK	2,281,290	296,968
1.50% 10/1/53	DKK	5,299,993	700,626
1.50% 10/1/53	DKK	1,892,439	253,820
1.50% 10/1/53	DKK	700,000	89,573
OneMain Finance
6.125% 3/15/24		1,500,000	1,539,248
Owl Rock Capital
2.875% 6/11/28		500,000	437,023
Realkredit Danmark
1.00% 10/1/50	DKK	12,994,632	1,687,881
1.00% 10/1/53	DKK	793,960	101,961
1.50% 10/1/53	DKK	9,656,197	1,295,282
1.50% 10/1/53	DKK	4,695,673	620,196
2.00% 10/1/53	DKK	2,898,952	390,491
Samhallsbyggnadsbolaget
i Norden 1.125%
9/4/26	EUR	900,000	907,269
Sirius Real Estate
1.125% 6/22/26	EUR	2,400,000	2,470,908
SMBC Aviation Capital
Finance DAC 144A
3.00% 7/15/22 #		400,000	400,606
Times China Holdings
5.55% 6/4/24		440,000	200,200
			64,222,652
Industrials — 0.02%
Inversiones La
Construccion 144A
4.75% 2/7/32 #		635,000	594,880
			594,880
Insurance — 0.83%
AIA Group
144A 3.375%
4/7/30 #		375,000	373,296
144A 3.90%
4/6/28 #		1,000,000	1,020,139
Ambac Assurance
144A 5.10% #, ω		29,743	33,907
Aon 2.90% 8/23/51		4,930,000	4,103,045
Arthur J Gallagher &
Co. 3.50% 5/20/51		1,834,000	1,636,653
Athene Global Funding
144A 2.192%
(LIBOR03M +
1.23%) 7/1/22 #, ●		700,000	701,262
Athora Netherlands
2.375% 5/17/24	EUR	2,100,000	2,354,740
Brighthouse Financial
3.85% 12/22/51		1,735,000	1,451,163
4.70% 6/22/47		1,035,000	1,009,301
5.625% 5/15/30		850,000	933,554
Brown & Brown 4.95%
3/17/52		1,833,000	1,962,658
Fairfax Financial
Holdings 4.625%
4/29/30		1,000,000	1,029,558
Jackson Financial
144A 3.125%
11/23/31 #		1,570,000	1,431,294
144A 4.00%
11/23/51 #		1,909,000	1,617,948
MetLife 3.85%
9/15/25 µ, ψ		1,520,000	1,502,824
Prudential Financial
3.70% 3/13/51		1,660,000	1,629,104
Sagicor Financial 144A
5.30% 5/13/28 #		965,000	963,046
			23,753,492
Real Estate Investment Trusts — 0.78%
American Homes
4 Rent 3.625%
4/15/32		645,000	628,985
American Tower
2.30% 9/15/31		1,600,000	1,399,835
3.00% 6/15/23		600,000	602,162
3.375% 5/15/24		500,000	501,855

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
American Tower
3.65% 3/15/27		300,000	$299,400
American Tower Trust
# 1 144A 3.07%
3/15/48 #		1,285,000	1,277,294
CIBANCO Institucion
de Banca Multiple
Trust 144A 4.375%
7/22/31 #		645,000	540,226
Cromwell Ereit Lux
Finco 2.125%
11/19/25	EUR	600,000	649,600
Crown Castle
International
2.10% 4/1/31		1,308,000	1,133,086
4.30% 2/15/29		2,745,000	2,823,108
CyrusOne 1.45%
1/22/27	EUR	1,400,000	1,601,502
EPR Properties 4.50%
6/1/27		1,700,000	1,679,034
GLP Capital 4.00%
1/15/30		2,600,000	2,528,292
Iron Mountain 144A
5.25% 7/15/30 #		966,000	947,994
Iron Mountain
Information
Management
Services 144A
5.00% 7/15/32 #		3,080,000	2,892,105
MGM Growth
Properties
Operating
Partnership 5.75%
2/1/27		145,000	153,791
MPT Operating
Partnership 3.692%
6/5/28	GBP	1,600,000	2,044,920
Public Storage 0.50%
9/9/30	EUR	500,000	482,844
			22,186,033
Technology — 1.28%
Autodesk 2.40%
12/15/31		2,390,000	2,135,086
Broadcom
144A 3.137%
11/15/35 #		2,789,000	2,462,927
144A 3.419%
4/15/33 #		1,600,000	1,496,254
144A 3.469%
4/15/34 #		6,257,000	5,807,883
Broadcom
4.11% 9/15/28	816,000	827,451
Broadridge Financial
Solutions 2.60%
5/1/31	2,698,000	2,447,433
CDW
2.67% 12/1/26	465,000	439,146
3.276% 12/1/28	4,143,000	3,910,060
Dell International
5.45% 6/15/23	160,000	164,916
Fiserv 3.50% 7/1/29	3,500,000	3,449,238
Micron Technology
2.703% 4/15/32	875,000	793,507
NXP
144A 2.70%
5/1/25 #	180,000	174,659
144A 3.125%
2/15/42 #	925,000	798,111
144A 3.25%
5/11/41 #	1,740,000	1,539,110
144A 3.875%
6/18/26 #	3,250,000	3,264,744
144A 4.625%
6/1/23 #	1,000,000	1,016,142
144A 4.875%
3/1/24 #	3,280,000	3,371,787
144A 5.55%
12/1/28 #	440,000	483,008
SK Hynix
144A 1.50%
1/19/26 #	600,000	555,689
144A 2.375%
1/19/31 #	610,000	532,330
Workday
3.50% 4/1/27	200,000	200,084
3.70% 4/1/29	310,000	310,972
3.80% 4/1/32	320,000	319,786
		36,500,323
Transportation — 1.69%
Acu Petroleo
Luxembourg 144A
7.50% 7/13/35 #	460,000	425,817
Air Canada 144A
3.875% 8/15/26 #	300,000	283,498
American Airlines 144A
5.50% 4/20/26 #	500,000	504,452
American Airlines
2015-1 Class A
Pass Through Trust
3.375% 11/1/28 ♦	1,217,470	1,170,385

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Transportation (continued)
American Airlines
2016-1 Class AA
Pass Through Trust
3.575% 7/15/29 ♦	516,688	$490,912
American Airlines
2016-3 Class AA
Pass Through Trust
3.00% 4/15/30 ♦	1,003,380	934,797
American Airlines
2019-1 Class AA
Pass Through Trust
3.15% 8/15/33 ♦	178,314	167,499
American Airlines
2021-1 Class A
Pass Through Trust
2.875% 1/11/36 ♦	100,000	90,270
Azul Investments
144A 5.875%
10/26/24 #	430,000	378,886
144A 7.25%
6/15/26 #	400,000	337,692
British Airways 2018-1
Class AA Pass
Through Trust 144A
3.80% 3/20/33 #, ♦	1,164,756	1,148,756
British Airways 2019-1
Class AA Pass
Through Trust 144A
3.30% 6/15/34 #, ♦	278,614	263,329
Canadian Pacific
Railway
2.45% 12/2/31	1,665,000	1,548,521
3.00% 12/2/41	245,000	220,914
Delta Air Lines
144A 7.00%
5/1/25 #	5,349,000	5,733,774
7.375% 1/15/26	1,858,000	2,019,832
Doric Nimrod Air
Finance Alpha
2012-1 Class A
Pass Through Trust
144A 5.125%
11/30/24 #, ♦	273,243	271,242
ERAC USA Finance
144A 2.70%
11/1/23 #	300,000	299,832
Gol Finance 144A
8.00% 6/30/26 #	410,000	369,080
Grupo Aeromexico
144A 8.50%
3/17/27 #	5,000,000	5,035,189
Kansas City Southern
3.00% 5/15/23	500,000	501,589
Lima Metro Line
2 Finance 144A
4.35% 4/5/36 #	669,910	663,750
Mileage Plus Holdings
144A 6.50%
6/20/27 #	5,000,000	5,218,750
Misc Capital Two
Labuan 144A 3.75%
4/6/27 #	860,000	855,483
Penske Truck Leasing
144A 3.95%
3/10/25 #	1,000,000	1,011,747
144A 4.45%
1/29/26 #	2,100,000	2,162,882
144A 4.875%
7/11/22 #	300,000	302,675
Southwest Airlines
5.125% 6/15/27	3,650,000	3,906,772
5.25% 5/4/25	1,680,000	1,765,668
Union Pacific
2.80% 2/14/32	630,000	605,655
3.375% 2/14/42	190,000	184,030
3.50% 2/14/53	365,000	358,189
United Airlines
144A 4.375%
4/15/26 #	2,005,000	1,974,925
144A 4.625%
4/15/29 #	4,961,000	4,723,988
United Airlines 2020-1
Class A Pass
Through Trust
5.875% 4/15/29 ♦	1,662,635	1,720,970
US Airways 2012-2
Class A Pass
Through Trust
4.625% 12/3/26 ♦	331,655	319,550
US Airways 2013-A
Class A Pass
Through Trust
3.95% 5/15/27 ♦	50,961	48,673
		48,019,973
Utilities — 2.80%
Abu Dhabi National
Energy 144A 2.00%
4/29/28 #	665,000	621,389
AEP Texas 2.40%
10/1/22	200,000	200,335
AES Andes 144A
7.125% 3/26/79 #, µ	605,000	608,216

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Alfa Desarrollo 144A
4.55% 9/27/51 #		837,735	$728,369
Boston Gas 144A
3.757% 3/16/32 #		500,000	501,080
Calpine
144A 4.50%
2/15/28 #		453,000	442,672
144A 5.00%
2/1/31 #		1,535,000	1,399,467
144A 5.125%
3/15/28 #		454,000	433,304
Cikarang Listrindo
144A 4.95%
9/14/26 #		540,000	535,834
Clean Renewable
Power Mauritius
144A 4.25%
3/25/27 #		441,000	423,272
CLP Power Hong Kong
Financing 2.875%
4/26/23		240,000	240,419
Duke Energy 4.875%
9/16/24 µ, ψ		2,330,000	2,360,593
Duke Energy Indiana
3.25% 10/1/49		1,265,000	1,128,867
Electricite de France
2.875%
12/15/26 µ, ψ	EUR	2,400,000	2,477,885
Enel Finance
International
144A 1.875%
7/12/28 #		665,000	600,725
144A 2.25%
7/12/31 #		725,000	643,266
144A 2.875%
7/12/41 #		2,085,000	1,727,035
ENN Energy Holdings
144A 2.625%
9/17/30 #		605,000	543,416
Entergy 4.00%
7/15/22		300,000	300,816
Entergy Arkansas
4.20% 4/1/49		870,000	936,026
Entergy Louisiana
4.95% 1/15/45		235,000	244,060
Entergy Mississippi
3.85% 6/1/49		1,465,000	1,460,870
Entergy Texas 3.55%
9/30/49		700,000	661,695
Essential Utilities
2.704% 4/15/30		695,000	656,511
3.351% 4/15/50		675,000	602,664
Evergy Kansas Central
3.45% 4/15/50	1,185,000	1,112,113
Eversource Energy
2.90% 3/1/27	915,000	898,139
Fells Point Funding
Trust 144A 3.046%
1/31/27 #	850,000	816,220
FirstEnergy 3.35%
7/15/22	200,000	200,245
FirstEnergy
Transmission 144A
4.55% 4/1/49 #	875,000	838,494
Greenko Power II
144A 4.30%
12/13/28 #	695,000	651,736
Infraestructura
Energetica Nova
144A 4.875%
1/14/48 #	395,000	344,256
Israel Electric 144A
3.75% 2/22/32 #	630,000	606,916
JSW Hydro Energy
144A 4.125%
5/18/31 #	289,500	269,833
Louisville Gas and
Electric 4.25%
4/1/49	2,685,000	2,814,597
Minejesa Capital 144A
5.625% 8/10/37 #	400,000	365,074
Mong Duong Finance
Holdings 144A
5.125% 5/7/29 #	720,000	649,915
NextEra Energy
Capital Holdings
0.65% 3/1/23	2,800,000	2,761,023
0.783% (SOFR +
0.54%) 3/1/23 ●	100,000	99,911
3.00% 1/15/52	1,105,000	946,121
Oglethorpe Power
3.75% 8/1/50	1,620,000	1,528,697
Oryx Funding 144A
5.80% 2/3/31 #	660,000	662,344
Pacific Gas and
Electric
1.351% (SOFR +
1.15%) 11/14/22 ●	700,000	700,264
2.10% 8/1/27	9,195,000	8,277,541
3.00% 6/15/28	800,000	745,723
3.25% 6/1/31	420,000	380,516
3.30% 3/15/27	700,000	673,027
3.30% 8/1/40	7,168,000	5,882,072
3.50% 6/15/25	400,000	390,750

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
Pacific Gas and
Electric
3.50% 8/1/50	4,510,000	$3,643,669
4.20% 3/1/29	3,200,000	3,149,975
4.40% 3/1/32	1,300,000	1,279,849
4.50% 7/1/40	1,100,000	1,004,202
4.95% 7/1/50	516,000	488,044
Pedernales Electric
Cooperative 144A
6.202% 11/15/32 #	620,000	703,913
Perusahaan Listrik
Negara
144A 3.875%
7/17/29 #	605,000	595,111
144A 4.125%
5/15/27 #	300,000	303,690
144A 5.25%
5/15/47 #	185,000	184,620
PG&E 5.25% 7/1/30	1,625,000	1,578,200
Saudi Electricity Global
Sukuk Co. 4
4.222% 1/27/24	715,000	729,968
Sempra Energy
4.875%
10/15/25 µ, ψ	1,055,000	1,062,913
Sociedad de
Transmision Austral
144A 4.00%
1/27/32 #	780,000	757,793
Southern California
Edison
3.45% 2/1/52	3,037,000	2,735,889
3.65% 2/1/50	1,525,000	1,417,956
4.00% 4/1/47	880,000	848,953
4.875% 3/1/49	2,330,000	2,487,048
Southern California
Gas 2.95% 4/15/27	2,600,000	2,567,282
System Energy
Resources 2.14%
12/9/25	800,000	762,821
Trans-Allegheny
Interstate Line 144A
3.85% 6/1/25 #	165,000	166,250
		79,562,459
Total Corporate Bonds
(cost $1,092,888,590)		1,039,196,179

	Principal
	amount°	Value (US $)
Municipal Bonds — 1.13%
American Municipal
Power, Ohio
(Combined
Hydroelectric
Projects - Build
America Bonds)
Series B 8.084%
2/15/50	1,500,000	2,488,335
Chicago, Illinois Transit
Authority Sales Tax
Receipts Revenue
(Pension Funding)
Series A 6.899%
12/1/40	1,800,000	2,315,862
(Retiree Health
Care Funding)
Series B 6.899%
12/1/40	1,800,000	2,315,862
Commonwealth of
Puerto Rico
Series A 144A
3.707% 6/1/22 #	3,595,000	3,568,038
Series A 144A
5.00% 6/1/22 #	1,965,000	1,982,194
Series A 144A
5.25% 6/1/22 #	4,490,000	4,551,737
Series A 5.25% 6/1/22	1,740,000	1,763,925
GDB Debt Recovery
Authority of Puerto
Rico
7.50% 8/20/40	4,156,411	3,907,027
Golden State Tobacco
Securitization
(Senior)
Series A1 2.587% 6/1/29	1,700,000	1,599,275
Municipal Electric
Authority of Georgia
(Build America
Bonds Plant Vogtle
Units 3 & 4 Project)
6.655% 4/1/57	1,748,000	2,371,774
New Jersey
Transportation Trust
Fund Authority
(Build America
Bonds)
Series C 5.754%
12/15/28	1,590,000	1,754,279

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
New York City, New
York Transitional
Finance Authority
Future Tax Secured
Revenue
(Build America
Bonds) Subordinate
Series A-1 5.508% 8/1/37	700,000	$837,501
New York State Urban
Development
(Build America
Bonds) Series E
5.77% 3/15/39	800,000	913,424
Oregon State Taxable
Pension
5.892% 6/1/27	30,000	33,299
Pennsylvania Higher
Education
Assistance Agency
Revenue
(Student Loans)
Series 2006-2 A-3 0.388%
(LIBOR03M +
0.13%) 10/25/36 ●	307,714	303,924
South Carolina Public
Service Authority
(Santee Cooper)
Series D 4.77%
12/1/45	145,000	159,936
West Virginia Tobacco
Settlement Finance
Authority
(Class 1 Senior
Current Interest
Bonds)
Series A 1.82% 6/1/26	250,000	233,520
Series A 2.351% 6/1/28	300,000	279,282
Series A 2.551% 6/1/29	300,000	279,375
Series A 2.951% 6/1/31	500,000	469,385
Total Municipal Bonds
(cost $31,441,869)		32,127,954

Non-Agency Asset-Backed Securities — 2.21%
ABFC Trust
Series 2006-HE1 A2D
0.677% (LIBOR01M
+ 0.22%, Floor
0.22%) 1/25/37 ●	270,675	177,964
Argent Securities Trust
Series 2006-M1 A2C
0.757% (LIBOR01M
+ 0.30%, Floor
0.30%) 7/25/36 ●	1,127,775	432,353
Argent Securities Trust
Series 2006-W4 A2C
0.777% (LIBOR01M
+ 0.32%, Floor
0.32%) 5/25/36 ●	589,085	178,395
Avis Budget Rental
Car Funding
AESOP
Series 2017-1A A
144A 3.07%
9/20/23 #	500,000	501,498
Series 2019-2A A
144A 3.35%
9/22/25 #	1,660,000	1,665,330
Bear Stearns Asset-
Backed Securities I
Trust
Series 2005-FR1 M2
1.462% (LIBOR01M
+ 1.005%, Floor
1.005%) 6/25/35 ●	1,153,861	1,144,108
Bear Stearns Asset-
Backed Securities
Trust
Series 2007-SD1 22A1
2.747% 10/25/36 ●	104,665	66,297
Centex Home Equity
Loan Trust
Series 2002-A AF6
5.54% 1/25/32	260	256
CIT Mortgage Loan
Trust
Series 2007-1 1M1
144A 1.957%
(LIBOR01M +
1.50%, Floor 1.50%)
10/25/37 #, ●	3,600,000	3,607,466
Citicorp Residential
Mortgage Trust
Series 2006-3 A5
4.844% 11/25/36 ●	347,444	341,018
Countrywide Asset-
Backed Certificates
Series 2004-3 2A
0.857% (LIBOR01M
+ 0.40%, Floor
0.40%) 8/25/34 ●	29,517	28,657
Series 2006-1 AF6
4.52% 7/25/36 ●	44,092	42,704
Series 2006-26 2A4
0.677% (LIBOR01M
+ 0.22%, Floor
0.22%) 6/25/37 ●	1,248,179	1,212,629

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Countrywide Asset-
Backed Certificates
Series 2007-6 2A4
0.767% (LIBOR01M
+ 0.31%, Floor
0.31%) 9/25/37 ●	926,761	$857,835
CWABS Asset-Backed
Certificates Trust
Series 2005-3 MV7
2.407% (LIBOR01M
+ 1.95%, Floor
1.95%) 8/25/35 ●	4,200,000	4,190,594
Series 2006-11 1AF6
6.15% 9/25/46 ●	46,082	44,917
Series 2006-17 2A2
0.607% (LIBOR01M
+ 0.15%, Floor
0.15%) 3/25/47 ●	741,708	728,831
DataBank Issuer
Series 2021-1A A2
144A 2.06%
2/27/51 #	1,600,000	1,485,662
Diamond Infrastructure
Funding
Series 2021-1A A
144A 1.76%
4/15/49 #	4,700,000	4,255,568
Domino's Pizza Master
Issuer
Series 2021-1A A2I
144A 2.662%
4/25/51 #	7,344,500	6,809,211
EquiFirst Mortgage
Loan Trust
Series 2004-2 M7
3.457% (LIBOR01M
+ 3.00%, Floor
3.00%) 10/25/34 ●	662,361	676,450
First Franklin Mortgage
Loan Trust
Series 2006-FF5 2A3
0.777% (LIBOR01M
+ 0.32%, Floor
0.32%) 4/25/36 ●	687,074	668,278
Fremont Home Loan
Trust
Series 2004-B M1
1.327% (LIBOR01M
+ 0.87%, Floor
0.87%) 5/25/34 ●	2,111,522	2,053,161
GE-WMC Mortgage
Securities Trust
Series 2006-1 A2B
0.757% (LIBOR01M
+ 0.30%, Floor
0.30%) 8/25/36 ●	1,744,210	942,255
GSAMP Trust
Series 2006-FM3 A2D
0.687% (LIBOR01M
+ 0.23%, Floor
0.23%) 11/25/36 ●	829,466	471,463
Series 2007-SEA1 A
144A 0.757%
(LIBOR01M +
0.30%, Floor 0.30%)
12/25/36 #, ●	546,516	520,951
Hardee's Funding
Series 2018-1A A2II
144A 4.959%
6/20/48 #	482,500	484,892
Home Equity Mortgage
Loan Asset-Backed
Trust
Series 2007-A 2A3
0.697% (LIBOR01M
+ 0.24%, Floor
0.24%) 4/25/37 ●	1,161,870	875,977
HSI Asset
Securitization Trust
Series 2006-HE1 2A1
0.557% (LIBOR01M
+ 0.10%, Floor
0.10%) 10/25/36 ●	22,735	10,868
JPMorgan Chase Bank
Series 2021-3 B
144A 0.76%
2/26/29 #	1,022,566	993,331
JPMorgan Mortgage
Acquisition Trust
Series 2006-CW2 AV5
0.697% (LIBOR01M
+ 0.24%, Floor
0.24%) 8/25/36 ●	285,182	282,417
Lendingpoint Asset
Securitization Trust
Series 2021-B A
144A 1.11%
2/15/29 #	980,831	966,536

	Principal
	amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Long Beach Mortgage
Loan Trust
Series 2006-1 2A4
1.057% (LIBOR01M
+ 0.60%, Floor
0.60%) 2/25/36 ●	2,516,637	$2,309,562
Series 2006-7 1A
0.612% (LIBOR01M
+ 0.155%, Floor
0.155%) 8/25/36 ●	2,417,026	1,395,256
Morgan Stanley ABS
Capital I Trust
Series 2007-HE1 A2C
0.607% (LIBOR01M
+ 0.15%, Floor
0.15%) 11/25/36 ●	3,921,092	2,726,975
Series 2007-HE5 A2D
0.797% (LIBOR01M
+ 0.34%, Floor
0.34%) 3/25/37 ●	2,882,130	1,478,581
New Century Home
Equity Loan Trust
Series 2005-1 M2
1.177% (LIBOR01M
+ 0.72%, Cap
12.50%, Floor
0.72%) 3/25/35 ●	233,599	231,089
Option One Mortgage
Loan Trust
Series 2005-1 M1
1.237% (LIBOR01M
+ 0.78%, Floor
0.78%) 2/25/35 ●	1,278,368	1,256,239
Series 2007-4 2A4
0.767% (LIBOR01M
+ 0.31%, Floor
0.31%) 4/25/37 ●	5,103,635	3,446,822
PFS Financing
Series 2021-A A
144A 0.71%
4/15/26 #	1,800,000	1,708,766
RAAC Trust
Series 2005-SP2 2A
1.057% (LIBOR01M
+ 0.60%, Cap
14.00%, Floor
0.60%) 6/25/44 ●	212,095	191,552
Sofi Professional Loan
Program
Series 2016-F A2
144A 3.02%
2/25/40 #	118,710	118,561
Soundview Home Loan
Trust
Series 2006-OPT1 2A4
0.997% (LIBOR01M
+ 0.54%, Floor
0.54%) 3/25/36 ●	151,387	150,673
Structured Asset
Investment Loan
Trust
Series 2003-BC2 M1
1.837% (LIBOR01M
+ 1.38%, Floor
1.38%) 4/25/33 ●	15,777	15,482
Structured Asset
Securities Mortgage
Loan Trust
Series 2006-BC1 A6
0.727% (LIBOR01M
+ 0.27%, Floor
0.27%) 3/25/36 ●	1,119,616	1,061,263
Series 2006-BC2 A1
0.612% (LIBOR01M
+ 0.155%, Floor
0.155%) 9/25/36 ●	3,277,915	2,476,212
Towd Point Mortgage
Trust
Series 2017-1 A1
144A 2.75%
10/25/56 #, ●	238,309	238,305
Series 2017-2 A1
144A 2.75%
4/25/57 #, ●	29,296	29,312
Series 2017-4 M1
144A 3.25%
6/25/57 #, ●	615,000	593,069
Series 2018-1 A1
144A 3.00%
1/25/58 #, ●	207,915	207,157
Series 2019-4 A1
144A 2.90%
10/25/59 #, ●	6,488,748	6,371,234
Total Non-Agency Asset-Backed Securities
(cost $65,403,313)		62,723,982

Non-Agency Collateralized Mortgage Obligations — 1.69%
Alternative Loan Trust
Resecuritization
Series 2008-2R 3A1
6.00% 8/25/37 ●	832,929	554,158
ARM Mortgage Trust
Series 2005-10 3A31
2.597% 1/25/36 ●	75,305	71,184
Series 2006-2 1A4
3.194% 5/25/36 ●	359,692	344,623

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Banc of America
Funding Trust
Series 2005-E 7A1
1.653% (COF 11 +
1.43%, Floor 1.43%)
6/20/35 ●	67,679	$58,299
Series 2006-I 1A1
2.125% 12/20/36 ●	99,026	100,964
Banc of America
Mortgage Trust
Series 2003-D 2A1
3.675% 5/25/33 ●	34,954	36,397
Bear Stearns ARM
Trust
Series 2003-5 2A1
2.594% 8/25/33 ●	16,412	16,366
Chase Mortgage
Finance Trust
Series 2005-A1 3A1
2.878% 12/25/35 ●	42,846	40,504
CHL Mortgage Pass
Through Trust
Series 2007-4 1A1
6.00% 5/25/37 ◆	693,956	406,238
Connecticut Avenue
Securities Trust
Series 2018-R07 1M2
144A 2.857%
(LIBOR01M +
2.40%) 4/25/31 #, ●	139,852	139,852
Series 2019-R01 2M2
144A 2.907%
(LIBOR01M +
2.45%) 7/25/31 #, ●	89,172	89,394
Series 2019-R02 1M2
144A 2.757%
(LIBOR01M +
2.30%, Floor 2.30%)
8/25/31 #, ●	385,959	385,959
Series 2019-R07 1M2
144A 2.557%
(LIBOR01M +
2.10%) 10/25/39 #, ●	506,394	506,394
Series 2020-R01 1M2
144A 2.507%
(LIBOR01M +
2.05%, Floor 2.05%)
1/25/40 #, ●	1,008,647	1,007,436
Series 2022-R01 1M2
144A 1.999%
(SOFR + 1.90%)
12/25/41 #, ●	1,500,000	1,430,498
Connecticut Avenue
Securities Trust
Series 2022-R02 2M2
144A 3.099%
(SOFR + 3.00%)
1/25/42 #, ●	900,000	878,563
CSMC Mortgage-
Backed Trust
Series 2005-1R 2A5
144A 5.75%
12/26/35 #	561,820	461,095
Series 2007-1 5A14
6.00% 2/25/37	150,347	117,196
Series 2007-3 4A6
0.707% (LIBOR01M
+ 0.25%, Cap
7.00%, Floor 0.25%)
4/25/37 ●	88,266	74,870
Series 2007-3 4A12
6.293% (6.75%
minus LIBOR01M,
Cap 6.75%)
4/25/37 Σ, ●	88,266	16,280
Series 2007-3 4A15
5.50% 4/25/37	39,193	36,156
Flagstar Mortgage
Trust
Series 2021-2 A6
144A 2.50%
4/25/51 #, ●	879,916	840,932
GMACM Mortgage
Loan Trust
Series 2006-J1 A1
5.75% 4/25/36	18,815	18,016
GS Mortgage-Backed
Securities Trust
Series 2021-PJ4 A8
144A 2.50%
9/25/51 #, ●	2,322,060	2,211,118
Series 2021-PJ7 A2
144A 2.50%
1/25/52 #, ●	2,348,795	2,173,686
GSR Mortgage Loan
Trust
Series 2007-AR1 2A1
2.741% 3/25/47 ●	394,081	294,023
JPMorgan Alternative
Loan Trust
Series 2007-A2 11A1
0.817% (LIBOR01M
+ 0.36%, Cap
11.50%, Floor
0.36%) 6/25/37 ●	3,162,584	2,105,157

		Principal
		amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
JPMorgan Mortgage
Trust
Series 2006-A6 2A4L
2.898% 10/25/36 ●		192,475	$170,533
Series 2006-A7 2A2
3.114% 1/25/37 ●		37,966	35,167
Series 2007-A1 6A1
2.614% 7/25/35 ●		45,318	45,878
Series 2014-2 B1
144A 3.419%
6/25/29 #, ●		22,495	21,860
Series 2014-2 B2
144A 3.419%
6/25/29 #, ●		22,495	21,770
Series 2015-4 B1
144A 3.57%
6/25/45 #, ●		519,586	508,165
Series 2015-4 B2
144A 3.57%
6/25/45 #, ●		222,071	216,599
Series 2015-5 B2
144A 2.266%
5/25/45 #, ●		464,204	464,250
Series 2015-6 B1
144A 3.532%
10/25/45 #, ●		203,215	201,666
Series 2015-6 B2
144A 3.532%
10/25/45 #, ●		197,722	195,901
Series 2016-4 B1
144A 3.808%
10/25/46 #, ●		190,483	188,329
Series 2016-4 B2
144A 3.808%
10/25/46 #, ●		347,279	342,470
Series 2017-1 B3
144A 3.46%
1/25/47 #, ●		875,714	850,202
Series 2017-2 A3
144A 3.50%
5/25/47 #		57,738	56,530
Series 2020-2 A3
144A 3.50%
7/25/50 #, ●		179,292	177,716
Series 2020-5 A3
144A 3.00%
12/25/50 #, ●		957,338	939,516
Series 2020-7 A3
144A 3.00%
1/25/51 #		523,809	511,459
Series 2021-1 A3
144A 2.50%
6/25/51 #, ●		761,899	706,414
JPMorgan Mortgage
Trust
Series 2021-10 A3
144A 2.50%
12/25/51 #, ●		1,586,736	1,461,370
Series 2021-13 B1
144A 3.15%
4/25/52 #, ●		1,972,861	1,798,740
Lehman Mortgage
Trust
Series 2007-10 2A2
6.50% 1/25/38		1,187,436	558,414
Ludgate Funding
Series 2006-1X A2A
1.056% (BP0003M
+ 0.19%) 12/1/60 ●	GBP	1,141,952	1,438,461
Series 2008-W1X A1
1.638% (BP0003M
+ 0.60%) 1/1/61 ●	GBP	495,510	636,443
Mansard Mortgages
Series 2007-1X A2
0.387% (SONIA3M
+ 0.299%) 4/15/47 ●	GBP	520,216	658,642
MASTR Alternative
Loan Trust
Series 2004-3 8A1
7.00% 4/25/34		1,183	1,177
Series 2004-5 6A1
7.00% 6/25/34		18,157	18,257
MASTR ARM Trust
Series 2004-4 4A1
2.274% 5/25/34 ●		35,560	35,345
Merrill Lynch Mortgage
Investors Trust
Series 2004-A1 2A2
2.294% 2/25/34 ●		2,025	2,051
Morgan Stanley
Residential
Mortgage Loan
Trust
Series 2020-1 A2A
144A 2.50%
12/25/50 #, ●		779,895	720,848
Series 2021-1 A2
144A 2.50%
3/25/51 #, ●		719,803	668,113
Series 2021-4 A3
144A 2.50%
7/25/51 #, ●		792,088	735,207

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
New Residential
Mortgage Loan
Trust
Series 2018-RPL1 A1
144A 3.50%
12/25/57 #, ●		154,539	$154,840
Series 2019-RPL3 A1
144A 2.75%
7/25/59 #, ●		3,671,481	3,589,492
RALI Series Trust
Series 2007-QA5 2A1
5.858% 9/25/37 ●		2,108,934	1,749,224
Series 2007-QH8 A
1.016% 10/25/37 ●		1,249,384	1,212,120
RCKT Mortgage Trust
Series 2021-1 A1
144A 2.50%
3/25/51 #, ●		788,813	730,876
Series 2021-6 A1
144A 2.50%
12/25/51 #, ●		1,631,135	1,511,330
Reperforming Loan
REMIC Trust
Series 2006-R1 AF1
144A 0.797%
(LIBOR01M +
0.34%, Cap 9.50%,
Floor 0.34%)
1/25/36 #, ●		590,577	586,470
Sequoia Mortgage
Trust
Series 2004-5 A3
0.872% (LIBOR06M
+ 0.56%, Cap
11.50%, Floor
0.56%) 6/20/34 ●		93,701	91,769
Series 2007-1 4A1
2.837% 9/20/46 ●		242,222	182,651
Series 2015-1 B2
144A 3.916%
1/25/45 #, ●		147,355	146,298
Series 2017-5 B2
144A 3.803%
8/25/47 #, ●		2,940,539	2,859,852
Series 2019-CH1 A1
144A 4.50%
3/25/49 #, ●		4,706	4,698
Series 2020-4 A2
144A 2.50%
11/25/50 #, ●		646,783	613,899
Structured ARM Loan
Trust
Series 2006-1 7A4
2.827% 2/25/36 ●		118,160	110,600
Structured Asset
Mortgage
Investments II Trust
Series 2005-AR5 A2
0.949% (LIBOR01M
+ 0.50%, Cap
11.00%, Floor
0.50%) 7/19/35 ●		135,566	130,432
Trinity Square
Series 2021-1A A
144A 0.936%
(SONIA3M + 0.85%)
7/15/59 #, ●	GBP	3,536,508	4,643,337
WaMu Mortgage Pass
Through Certificates
Trust
Series 2005-AR16 1A3
2.671%
12/25/35 ◆, ●		181,466	182,873
Series 2007-HY1 3A3
3.11% 2/25/37 ◆, ●		125,366	122,799
Series 2007-HY7 4A1
3.178%
7/25/37 ◆, ●		242,838	242,872
Wells Fargo Mortgage-
Backed Securities
Trust
Series 2006-AR11 A6
2.84% 8/25/36 ●		122,815	119,561
Series 2020-1 A1
144A 3.00%
12/25/49 #, ●		154,607	152,702
Total Non-Agency Collateralized Mortgage
Obligations
(cost $51,922,107)			47,941,546

Non-Agency Commercial Mortgage-Backed Securities — 4.97%
BANK
Series 2017-BNK5 B
3.896% 6/15/60 ●		605,000	597,249
Series 2017-BNK7 A5
3.435% 9/15/60		710,000	712,636
Series 2019-BN20 A3
3.011% 9/15/62		8,000,000	7,803,771
Series 2019-BN21 A5
2.851% 10/17/52		2,100,000	2,027,680
Series 2019-BN23 A3
2.92% 12/15/52		2,550,000	2,470,857
Series 2022-BNK39 A4
2.928% 2/15/55		2,784,000	2,685,883
Series 2022-BNK39 B
3.239% 2/15/55 ●		532,000	503,750
Series 2022-BNK39 C
3.27% 2/15/55 ●		797,000	742,594

	Principal
	amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed
Securities (continued)
BANK
Series 2022-BNK40 B
3.507% 3/15/64 ●	1,800,000	$1,753,861
Benchmark Mortgage
Trust
Series 2020-B17 A5
2.289% 3/15/53	3,460,000	3,196,725
Series 2020-B20 A5
2.034% 10/15/53	10,650,000	9,605,837
Series 2020-B21 A5
1.978% 12/17/53	1,300,000	1,165,323
Series 2020-B22 A5
1.973% 1/15/54	2,050,000	1,836,813
Series 2021-B24 A5
2.584% 3/15/54	6,790,000	6,381,535
Series 2021-B25 A5
2.577% 4/15/54	5,550,000	5,213,327
Series 2021-B29 A5
2.388% 9/15/54	6,000,000	5,544,592
Series 2022-B32 B
3.202% 1/15/55 ●	1,800,000	1,672,213
Series 2022-B32 C
3.455% 1/15/55 ●	2,200,000	2,044,058
Series 2022-B33 B
3.736% 3/15/55 ●	900,000	880,173
Series 2022-B33 C
3.736% 3/15/55 ●	900,000	850,675
BMO Mortgage Trust
Series 2022-C1 A5
3.374% 2/15/55	600,000	596,578
Cantor Commercial
Real Estate Lending
Series 2019-CF1 A5
3.786% 5/15/52	2,340,000	2,377,312
Series 2019-CF2 A5
2.874% 11/15/52	4,000,000	3,853,235
Series 2019-CF3 A4
3.006% 1/15/53	800,000	771,841
CD Mortgage Trust
Series 2017-CD6 B
3.911% 11/13/50 ●	440,000	432,214
Series 2019-CD8 A4
2.912% 8/15/57	8,775,000	8,460,549
CFCRE Commercial
Mortgage Trust
Series 2016-C7 A3
3.839% 12/10/54	3,100,000	3,145,665
Citigroup Commercial
Mortgage Trust
Series 2014-GC25 A4
3.635% 10/10/47	785,000	787,523
Mortgage Trust
Series 2015-GC27 A5
3.137% 2/10/48	1,400,000	1,390,658
Series 2016-P3 A4
3.329% 4/15/49	1,305,000	1,300,514
Series 2017-C4 A4
3.471% 10/12/50	635,000	635,627
Series 2019-C7 A4
3.102% 12/15/72	7,455,000	7,284,230
COMM Mortgage Trust
Series 2013-WWP A2
144A 3.424%
3/10/31 #	1,100,000	1,109,927
Series 2014-CR20 AM
3.938% 11/10/47	2,225,000	2,216,768
Series 2015-3BP A
144A 3.178%
2/10/35 #	605,000	594,492
Series 2015-CR23 A4
3.497% 5/10/48	780,000	782,389
Series 2016-CR28 A4
3.762% 2/10/49	2,330,000	2,358,417
DB-JPM Mortgage
Trust
Series 2016-C1 A4
3.276% 5/10/49	900,000	897,232
GS Mortgage
Securities Trust
Series 2017-GS5 A4
3.674% 3/10/50	1,280,000	1,290,226
Series 2017-GS6 A3
3.433% 5/10/50	1,935,000	1,931,231
Series 2019-GC39 A4
3.567% 5/10/52	1,250,000	1,257,661
Series 2019-GC42 A4
3.001% 9/1/52	5,000,000	4,860,262
Series 2020-GC47 A5
2.377% 5/12/53	3,716,000	3,447,144
JPM-BB Commercial
Mortgage Securities
Trust
Series 2015-C31 A3
3.801% 8/15/48	8,763,866	8,797,907
JPM-DB Commercial
Mortgage Securities
Trust
Series 2016-C2 A4
3.144% 6/15/49	1,640,000	1,627,702
Series 2016-C4 A3
3.141% 12/15/49	1,065,000	1,057,283
Series 2017-C7 A5
3.409% 10/15/50	2,395,000	2,399,619

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed
Securities (continued)
JPMorgan Chase
Commercial
Mortgage Securities
Trust
Series 2013-LC11 B
3.499% 4/15/46	355,000	$352,504
Series 2016-JP2 AS
3.056% 8/15/49	1,250,000	1,211,601
Morgan Stanley Bank
of America Merrill
Lynch Trust
Series 2015-C26 A5
3.531% 10/15/48	960,000	965,496
Series 2015-C27 ASB
3.557% 12/15/47	1,572,601	1,586,759
Series 2016-C29 A4
3.325% 5/15/49	1,445,000	1,434,759
Morgan Stanley
Capital I Trust
Series 2019-L3 A4
3.127% 11/15/52	1,000,000	972,374
Series 2020-HR8 A4
2.041% 7/15/53	4,415,000	3,987,470
UBS-Barclays
Commercial
Mortgage Trust
Series 2013-C5 B
144A 3.649%
3/10/46 #, ●	480,000	473,613
VMC Finance
Series 2021-FL4 A
144A 1.568%
(LIBOR01M +
1.10%, Floor 1.10%)
6/16/36 #, ●	1,874,373	1,841,662
Wells Fargo
Commercial
Mortgage Trust
Series 2014-LC18 A5
3.405% 12/15/47	275,000	275,145
Series 2015-NXS3 A4
3.617% 9/15/57	510,000	513,347
Series 2016-BNK1 A3
2.652% 8/15/49	1,220,000	1,183,933
Series 2017-C38 A5
3.453% 7/15/50	905,000	908,232
Series 2020-C58 A4
2.092% 7/15/53	2,300,000	2,077,464
Total Non-Agency Commercial Mortgage-
Backed Securities
(cost $150,259,034)		141,138,117

Loan Agreements – 3.53%
Acrisure 1st Lien
4.75% (LIBOR01M
+ 4.25%) 2/15/27 ●	299,250	298,502
Acrisure Tranche B
3.957% (LIBOR01M
+ 3.50%) 2/15/27 ●	407,224	401,726
Advantage Sales &
Marketing Tranche
B-1 5.25%
(LIBOR03M +
4.50%) 10/28/27 ●	702,904	697,808
Amentum Government
Services Holdings
Tranche 3 4.647%
(SOFR01M +
3.00%) 2/15/29 ●	6,445,000	6,410,087
Applied Systems 1st
Lien 3.763%
(LIBOR03M +
3.00%) 9/19/24 ●	837,656	833,317
Applied Systems 2nd
Lien 6.378%
(LIBOR03M +
5.50%) 9/19/25 ●	2,087,212	2,081,343
Aramark Services
Tranche B-3 2.207%
(LIBOR01M +
1.75%) 3/11/25 ●	359,075	353,240
Aramark Services
Tranche B-5 2.957%
(LIBOR01M +
2.50%) 4/6/28 ●	377,049	372,964
Aruba Investments
Holdings 1st Lien
4.50% (LIBOR03M
+ 3.75%) 11/24/27 ●	351,459	347,505
Aruba Investments
Holdings 2nd Lien
4.50% (LIBOR03M
+ 7.75%) 11/24/28 ●	355,000	353,225
AssuredPartners
3.833% (LIBOR01M
+ 3.50%) 2/12/27 ●	935,895	926,097
Avantor Funding
Tranche B-5 2.75%
(LIBOR01M +
2.25%) 11/8/27 ●	826,671	821,676
Bausch Health 3.457%
(LIBOR01M +
3.00%) 6/2/25 ●	213,250	211,851
Bausch Health
Tranche B TBD
1/27/27 X	385,000	381,941

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Berry Global Tranche Z
2.071% (LIBOR01M
+ 1.75%) 7/1/26 ●	617,900	$610,005
Boxer Parent 4.756%
(LIBOR03M +
3.75%) 10/2/25 ●	335,594	333,993
BW Gas &
Convenience Holdings
Tranche B 4.00%
(LIBOR01M +
3.50%) 3/31/28 ●	1,047,088	1,035,308
BWay Holding 3.481%
(LIBOR01M +
3.25%) 4/3/24 ●	153,175	151,356
Caesars Resort
Collection
Tranche B 3.207%
(LIBOR01M +
2.75%) 12/23/24 ●	1,976,273	1,968,862
Caesars Resort
Collection
Tranche B-1 3.957%
(LIBOR01M +
3.50%) 7/21/25 ●	1,871,515	1,863,716
Calpine
2.46% (LIBOR01M
+ 2.00%) 4/5/26 ●	243,125	240,086
2.96% (LIBOR01M
+ 2.50%) 12/16/27 ●	255,589	254,012
Camelot US
Acquisition l 4.00%
(LIBOR01M +
3.00%) 10/30/26 ●	641,875	636,900
Carnival Tranche B
3.75% (LIBOR03M
+ 3.00%) 6/30/25 ●	489,707	478,199
Castlelake Aviation
One DAC 3.576%
(LIBOR03M +
2.75%) 10/22/26 ●	537,300	524,539
CenturyLink Tranche B
2.707% (LIBOR01M
+ 2.25%) 3/15/27 ●	984,887	960,418
Change Healthcare
Holdings 3.50%
(LIBOR01M +
2.50%) 3/1/24 ●	171,021	170,319
Charter
Communications
Operating
Tranche B2 2.21%
(LIBOR01M +
1.75%) 2/1/27 ●	478,715	475,274
Chemours Tranche B-2
2.085% (LIBOR01M
+ 1.75%) 4/3/25 ●	822,785	804,478
Connect US Finco
4.50% (LIBOR01M
+ 3.50%) 12/11/26 ●	636,020	631,515
Core & Main
Tranche B-1 2.947%
(LIBOR01M +
2.50%) 7/27/28 ●	534,233	528,974
CSC Holdings
2.647% (LIBOR01M
+ 2.25%) 7/17/25 ●	309,563	305,306
2.897% (LIBOR01M
+ 2.50%) 4/15/27 ●	285,486	281,133
DaVita Tranche B-1
2.207% (LIBOR01M
+ 1.75%) 8/12/26 ●	788,821	783,849
Delta Air Lines 4.75%
(LIBOR03M +
3.75%) 10/20/27 ●	500,000	517,656
Ecovyst Catalyst
Technologies 3.25%
(LIBOR03M +
2.50%) 6/9/28 ●	406,925	402,754
EFS Cogen Holdings I
Tranche B 4.51%
(LIBOR03M +
3.50%) 10/1/27 ●	465,156	454,690
Electron Bidco 3.75%
(LIBOR01M +
3.25%) 11/1/28 ●	500,000	495,375
Ensemble RCM
4.049% (LIBOR03M
+ 3.75%) 8/3/26 ●	358,800	357,903
Entegris Tranche B
TBD 3/2/29 X	2,770,000	2,764,806
Epicor Software 2nd
Lien 8.75%
(LIBOR01M +
7.75%) 7/31/28 ●	735,000	752,640
Epicor Software
Tranche C 4.00%
(LIBOR01M +
4.25%) 7/30/27 ●	1,314,975	1,306,233
Fertitta Entertainment
Tranche B 4.50%
(SOFR01M +
4.00%) 1/26/29 ●	987,567	983,359
Frontier
Communications
Tranche B 4.813%
(LIBOR03M +
3.75%) 5/1/28 ●	1,732,500	1,707,379

Schedules of investments
Optimum Fixed Income Fund

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Gainwell Acquisition
Tranche B 4.878%
(LIBOR03M +
4.00%) 10/1/27 ●	1,194,875	$1,190,394
Garda World Security
Tranche B-2 4.71%
(LIBOR01M +
4.25%) 10/30/26 ●	191,971	190,531
Global Medical
Response 5.25%
(LIBOR03M +
4.25%) 10/2/25 ●	1,161,252	1,155,446
Granite US Holdings
Tranche B 4.656%
(LIBOR01M +
4.00%) 9/30/26 ●	134,858	133,847
Gray Television
Tranche B-2 2.731%
(LIBOR01M +
2.50%) 2/7/24 ●	1,018,322	1,013,761
Hamilton Projects
Acquiror 5.506%
(LIBOR03M +
4.50%) 6/17/27 ●	912,933	898,481
Heartland Dental
3.957% (LIBOR01M
+ 3.50%) 4/30/25 ●	822,197	814,318
4.447% (LIBOR01M
+ 4.00%) 4/30/25 ●	456,550	454,125
Hexion Holdings 1st
Lien 5.00%
(SOFR01M +
4.50%) 3/15/29 ●	2,315,000	2,270,147
Hilton Grand Vacations
Borrower 3.50%
(LIBOR01M +
3.00%) 8/2/28 ●	995,000	990,492
Hilton Worldwide
Finance
Tranche B-2 2.207%
(LIBOR01M +
1.75%) 6/22/26 ●	1,172,387	1,161,070
HUB International
3.017% (LIBOR03M
+ 2.75%) 4/25/25 ●	355,680	352,103
Informatica 3.125%
(LIBOR01M +
2.75%) 10/27/28 ●	635,000	628,650
IQVIA Tranche B-3
2.756% (LIBOR03M
+ 1.75%) 6/11/25 ●	502,707	499,408
IRB Holding Tranche B
3.75% (SOFR03M +
3.00%) 12/15/27 ●	3,569,472	3,536,009
JBS USA LUX 2.804%
(LIBOR03M +
2.00%) 5/1/26 ●	160,050	158,850
Kenan Advantage
Group Tranche B
4.50% (LIBOR03M
+ 3.75%) 3/24/26 ●	459,188	453,907
Loyalty Ventures
Tranche B 5.00%
(LIBOR01M +
4.50%) 11/3/27 ●	122,656	120,126
LSF9 Atlantis Holdings
Tranche B TBD
3/31/29 X	1,800,000	1,776,001
Medrisk 1st Lien
4.50% (LIBOR01M
+ 3.75%) 5/10/28 ●	487,550	483,132
Michaels Tranche B
5.256% (LIBOR03M
+ 4.25%) 4/15/28 ●	1,204	1,129
Mileage Plus Holdings
6.25% (LIBOR03M
+ 5.25%) 6/21/27 ●	1,000,000	1,041,875
MPH
Acquisition Holdings
4.758% (LIBOR03M
+ 4.25%) 9/1/28 ●	1,791,000	1,744,545
Numericable US
Tranche B-11
3.049% (LIBOR03M
+ 2.75%) 7/31/25 ●	344,611	336,427
Numericable US
Tranche B-13
4.506% (LIBOR01M
+ 4.00%) 8/14/26 ●	130,613	128,368
Olympus Water US
Holding 4.813%
(LIBOR03M +
3.75%) 11/9/28 ●	573,563	560,145
ON Semiconductor
Tranche B-4 2.333%
(LIBOR01M +
2.00%) 9/19/26 ●	1,261,829	1,258,937
Organon & Co. 3.563%
(LIBOR01M +
3.00%) 6/2/28 ●	2,072,958	2,064,213
Pactiv Evergreen
Group Holdings
Tranche B-3 4.00%
(LIBOR01M +
3.50%) 9/25/28 ●	298,500	291,187
Pelican Products
5.256% (LIBOR03M
+ 4.25%) 12/29/28 ●	279,300	274,063

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Penn National Gaming
Tranche B-1 3.00%
(LIBOR01M +
2.25%) 10/15/25 ●	865,617	$861,366
Peraton Tranche B 1st
Lien 4.50%
(LIBOR01M +
3.75%) 2/1/28 ●	1,025,579	1,018,619
PG&E Tranche B
3.50% (LIBOR03M
+ 3.00%) 6/23/25 ●	1,436,264	1,420,705
Pilot Travel Centers
Tranche B 2.457%
(LIBOR01M +
2.00%) 8/4/28 ●	726,350	717,361
PMHC II TBD 2/2/29 X	1,900,000	1,814,975
Pre-Paid Legal
Services 4.25%
(LIBOR01M +
3.75%) 12/15/28 ●	1,255,000	1,241,535
Prestige Brands
Tranche B5 2.50%
(LIBOR01M +
2.00%) 7/3/28 ●	325,875	325,508
Pretium PKG Holdings
4.50% (LIBOR03M
+ 4.00%) 10/2/28 ●	708,225	689,634
Prime Security
Services Borrower
Tranche B-1 3.50%
(LIBOR03M +
2.75%) 9/23/26 ●	331,692	329,596
Quest Software US
Holdings 1st Lien
4.75% (SOFR03M +
4.25%) 2/1/29 ●	920,000	907,515
Quest Software US
Holdings 2nd Lien
8.15% (SOFR03M +
7.65%) 2/1/30 ●	285,000	276,806
RealPage 1st Lien
3.75% (LIBOR01M
+ 3.25%) 4/24/28 ●	995,000	985,299
Reynolds Group
Holdings
Tranche B-2 3.707%
(LIBOR01M +
3.25%) 2/5/26 ●	469,063	457,503
Russell Investments
US Institutional
Holdco 4.50%
(LIBOR03M +
3.50%) 5/30/25 ●	425,673	421,195
Ryan Specialty Group
Tranche B-1 3.75%
(LIBOR01M +
3.00%) 9/1/27 ●	586,075	583,145
Scientific Games
International
Tranche B-5 3.207%
(LIBOR01M +
2.75%) 8/14/24 ●	737,328	734,666
Sinclair Televison
Group Tranche B-3
3.46% (LIBOR01M
+ 3.00%) 4/1/28 ●	635,768	620,828
Spirit Aerosystems
Tranche B 4.25%
(LIBOR01M +
3.75%) 1/15/25 ●	775,217	775,120
SS&C Technologies
Tranche B-3 2.083%
(LIBOR01M +
1.75%) 4/16/25 ●	179,028	176,678
SS&C Technologies
Tranche B-4 2.207%
(LIBOR01M +
1.75%) 4/16/25 ●	145,331	143,423
Standard Industries
3.788% (LIBOR03M
+ 3.50%) 9/22/28 ●	4,767,922	4,752,426
Stars Group Holdings
2.474% (LIBOR03M
+ 2.25%) 7/21/26 ●	127,197	126,243
Telenet Financing
Tranche AR 2.397%
(LIBOR01M +
2.00%) 4/28/28 ●	545,000	533,419
Terrier Media Buyer
Tranche B 3.957%
(LIBOR01M +
3.50%) 12/17/26 ●	511,298	504,313
Transdigm Tranche F
2.707% (LIBOR01M
+ 2.25%) 12/9/25 ●	585,709	575,916
TricorBraun 3.75%
(LIBOR01M +
3.25%) 3/3/28 ●	481,508	470,502
UKG 1st Lien 3.75%
(LIBOR03M +
3.25%) 5/4/26 ●	2,439,214	2,422,445
Ultimate Software
Group 1st Lien
4.756% (LIBOR01M
+ 3.75%) 5/4/26 ●	1,936,745	1,932,711

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Loan Agreements (continued)
United Airlines Tranche
B 4.50%
(LIBOR03M +
3.75%) 4/21/28 ●		297,744	$294,767
United Rentals (North
America) 1.959%
(LIBOR01M +
1.75%) 10/31/25 ●		48,250	48,409
US Foods TBD
11/22/28 X		1,500,000	1,482,991
USI 4.256%
(LIBOR03M +
3.25%) 12/2/26 ●		163,930	162,974
USI Tranche B 4.006%
(LIBOR03M +
3.00%) 5/16/24 ●		568,589	565,874
Vertical Midco Tranche
B 4.019%
(LIBOR03M +
3.50%) 7/30/27 ●		724,409	719,157
Viasat 5.00%
(SOFR01M +
4.50%) 3/2/29 ●		3,790,000	3,733,150
Vistra Operations
2.204% (LIBOR01M
+ 1.75%) 12/31/25 ●		512,928	508,537
White Cap Buyer
4.25% (SOFR01M +
3.75%) 10/19/27 ●		360,000	356,288
Whole Earth Brands
5.50% (LIBOR03M
+ 4.50%) 2/5/28 ●		380,208	376,405
Zayo Group Holdings
3.457% (LIBOR01M
+ 3.00%) 3/9/27 ●		2,954,377	2,878,671
Zekelman Industries
2.457% (LIBOR01M
+ 2.00%) 1/24/27 ●		270,775	266,713
Total Loan Agreements
(cost $100,535,998)			100,467,394

Sovereign Bonds – 2.54%Δ
Albania – 0.01%
Albania Government
International Bond
144A 3.50%
6/16/27 #	EUR	150,000	161,304
			161,304
Angola – 0.01%
Angolan Government
International Bonds
144A 8.25% 5/9/28
#		200,000	204,461
Angolan Government
International Bonds
8.25% 5/9/28		200,000	204,461
			408,922
Argentina – 0.01%
Argentine Republic Government
International Bonds
0.50% 7/9/30 ~		645,050	217,711
1.00% 7/9/29		31,833	10,953
1.125% 7/9/35 ~		674,580	206,529
			435,193
Armenia – 0.01%
Republic of Armenia
International Bond
144A 3.60%
2/2/31 #		200,000	158,923
			158,923
Azerbaijan – 0.01%
Republic of Azerbaijan
International Bond
144A 3.50%
9/1/32 #		319,000	298,383
			298,383
Bahrain – 0.01%
Bahrain Government
International Bond
144A 7.375%
5/14/30 #		300,000	326,273
			326,273
Brazil – 0.39%
Brazil Letras do
Tesouro Nacional
8.522% 10/1/22 ^	BRL	40,000,000	7,911,442
Brazil Notas do
Tesouro Nacional
Series F
10.00% 1/1/27	BRL	12,000,000	2,409,734
Brazilian Government
International Bonds
3.875% 6/12/30		532,000	491,382
4.75% 1/14/50		233,000	195,834
			11,008,392
Chile – 0.16%
Bonos de la Tesoreria
de la Republica en
pesos
144A 2.30% 10/1/28
#	CLP	2,740,000,000	2,724,893

		Principal
		amount°	Value (US $)
Sovereign Bonds Δ(continued)
Chile (continued)
Bonos de la Tesoreria
de la Republica en
pesos
144A 2.80% 10/1/33
#	CLP	1,630,000,000	$1,505,780
Chile Government
International Bonds
2.55% 1/27/32		258,000	243,067
3.50% 1/25/50		200,000	183,588
			4,657,328
Colombia – 0.03%
Colombia Government
International Bonds
3.00% 1/30/30		272,000	234,653
3.25% 4/22/32		300,000	251,211
4.125% 2/22/42		217,000	170,076
5.00% 6/15/45		200,000	169,072
5.20% 5/15/49		200,000	171,204
			996,216
Costa Rica – 0.01%
Costa Rica
Government
International Bond
144A 5.625%
4/30/43 #		200,000	176,002
			176,002
Cyprus – 0.05%
Cyprus Government
International Bond
3.875% 5/6/22	EUR	1,200,000	1,332,449
			1,332,449
Czech Republic – 0.02%
Czech Republic
Government Bond
2.40% 9/17/25	CZK	13,580,000	576,366
			576,366
Dominican Republic – 0.05%
Dominican Republic
International Bonds
144A 4.50% 1/30/30
#		367,000	337,644
144A 4.875%
9/23/32 #		885,000	803,146
144A 5.50% 2/22/29
#		200,000	198,000
			1,338,790
Ecuador – 0.02%
Ecuador Government
International Bonds
144A 0.50% 7/31/40
#, ~		278,501	158,330
144A 1.00% 7/31/35
#, ~		328,384	215,095
144A 5.00% 7/31/30
#, ~		125,307	104,194
144A 6.61% 7/31/30
#, ^		35,470	19,580
			497,199
Egypt – 0.04%
Egypt Government
International Bonds
144A 5.75% 5/29/24
#		591,000	588,632
7.903% 2/21/48		400,000	326,038
144A 8.70% 3/1/49
#		359,000	307,939
			1,222,609
El Salvador – 0.00%
El Salvador
Government
International Bond
144A 7.125%
1/20/50 #		275,000	124,440
			124,440
Gabon – 0.01%
Gabon Government
International Bond
144A 6.625%
2/6/31 #		200,000	190,170
			190,170
Georgia – 0.01%
Georgia Government
International Bond
144A 2.75%
4/22/26 #		200,000	172,625
			172,625
Ghana – 0.01%
Ghana Government
International Bond
144A 7.75%
4/7/29 #		230,000	169,407
			169,407

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Sovereign Bonds Δ(continued)
Guatemala – 0.01%
Guatemala
Government Bond
144A 4.875%
2/13/28 #		400,000	$410,800
			410,800
Hong Kong – 0.03%
Airport Authority
144A 2.50% 1/12/32
#		430,000	400,584
144A 3.25% 1/12/52
#		425,000	380,373
			780,957
Hungary – 0.02%
Hungary Government
Bond
5.50% 6/24/25	HUF	181,390,000	531,923
			531,923
Indonesia – 0.11%
Indonesia Government
International Bonds
144A 4.625%
4/15/43 #		200,000	209,180
5.25% 1/17/42		200,000	224,000
Indonesia Treasury
Bond
6.125% 5/15/28	IDR	40,390,000,000	2,778,157
			3,211,337
Israel – 0.11%
Israel Government
International Bonds
2.75% 7/3/30		1,200,000	1,189,861
3.875% 7/3/50		200,000	206,500
State of Israel
3.375% 1/15/50		200,000	190,000
3.80% 5/13/60		1,600,000	1,602,000
			3,188,361
Ivory Coast – 0.02%
Ivory Coast
Government
International Bond
144A 6.125%
6/15/33 #		590,000	573,139
			573,139
Jordan – 0.01%
Jordan Government
International Bond
144A 4.95%
7/7/25 #		200,000	199,786
			199,786
Kazakhstan – 0.01%
Kazakhstan
Government
International Bond
144A 6.50%
7/21/45 #		207,000	239,344
			239,344
Kenya – 0.01%
Republic of Kenya
Government
International Bond
144A 8.00%
5/22/32 #		200,000	194,515
			194,515
Lebanon – 0.00%
Lebanon Government
International Bond
6.25% 5/27/22 ‡		582,000	74,351
			74,351
Malaysia – 0.14%
Malaysia Government
Bond
3.955% 9/15/25	MYR	16,639,000	4,049,976
			4,049,976
Mexico – 0.05%
Mexican Bonos
8.50% 5/31/29	MXN	25,500,000	1,291,663
Mexico Government
International Bond
4.40% 2/12/52		225,000	207,134
			1,498,797
Mongolia – 0.02%
Mongolia Government
International Bonds
144A 3.50% 7/7/27
#		200,000	181,958
144A 5.625% 5/1/23
#		306,000	308,676
			490,634
Morocco – 0.01%
Morocco Government
International Bond
144A 2.375%
12/15/27 #		300,000	274,494
			274,494

		Principal
		amount°	Value (US $)
Sovereign Bonds Δ(continued)
Nigeria – 0.02%
Nigeria Government
International Bond
144A 7.875%
2/16/32 #		537,000	$510,357
			510,357
North Macedonia – 0.01%
North Macedonia
Government
International Bond
144A 3.675%
6/3/26 #	EUR	150,000	165,992
			165,992
Oman – 0.02%
Oman Government
International Bonds
144A 6.75% 1/17/48
#		343,000	343,629
7.375% 10/28/32		200,000	229,292
			572,921
Pakistan – 0.00%
Pakistan Government
International Bond
144A 7.375%
4/8/31 #		200,000	149,400
			149,400
Panama – 0.02%
Panama Bonos del
Tesoro
3.362% 6/30/31		200,000	188,500
Panama Government
International Bond
144A 3.75%
4/17/26 #		363,000	365,178
			553,678
Paraguay – 0.03%
Paraguay Government
International Bonds
144A 4.95% 4/28/31
#		300,000	314,628
144A 5.40% 3/30/50
#		403,000	409,549
			724,177
Peru – 0.04%
Peru Government
Bond
6.95% 8/12/31	PEN	663,000	185,035
Peruvian Government
International Bonds
2.392% 1/23/26		323,000	314,017
Peruvian Government
International Bonds
2.844% 6/20/30		512,000	492,109
5.625% 11/18/50		35,000	44,570
			1,035,731
Philippines – 0.02%
Philippine Government
International Bonds
3.229% 3/29/27		510,000	517,235
3.70% 3/1/41		200,000	194,670
			711,905
Poland – 0.02%
Republic of Poland
Government Bond
2.50% 4/25/24	PLN	2,487,000	558,815
			558,815
Qatar – 0.11%
Qatar Government
International Bonds
144A 4.40% 4/16/50
#		400,000	450,630
5.103% 4/23/48		2,200,000	2,696,274
			3,146,904
Romania – 0.07%
Romanian Government
International Bonds
144A 1.75% 7/13/30
#	EUR	1,800,000	1,690,201
144A 2.625%
12/2/40 #	EUR	123,000	103,964
144A 3.375%
1/28/50 #	EUR	109,000	96,967
			1,891,132
Russia – 0.01%
Russian Foreign
Bonds - Eurobonds
144A 4.25% 6/23/27
#		600,000	150,000
4.375% 3/21/29		200,000	40,000
144A 5.25% 6/23/47
#		200,000	48,000
			238,000
Saudi Arabia – 0.31%
Saudi Government
International Bonds
144A 2.875% 3/4/23
#		2,200,000	2,217,644
144A 3.25%
11/17/51 #		400,000	353,595

Schedules of investments
Optimum Fixed Income Fund

		Principal
		amount°	Value (US $)
Sovereign Bonds Δ(continued)
Saudi Arabia (continued)
Saudi Government
International Bonds
144A 3.625% 3/4/28
#		541,000	$559,767
4.50% 10/26/46		800,000	843,881
144A 4.50%
10/26/46 #		800,000	843,881
144A 5.00% 4/17/49
#		3,500,000	3,990,424
			8,809,192
Senegal – 0.01%
Senegal Government
International Bonds
144A 5.375% 6/8/37
#	EUR	200,000	188,401
144A 6.75% 3/13/48
#		210,000	181,984
			370,385
Serbia – 0.02%
Serbia International
Bonds
144A 1.00% 9/23/28
#	EUR	200,000	187,153
144A 2.125%
12/1/30 #		200,000	167,910
144A 3.125%
5/15/27 #	EUR	100,000	108,032
			463,095
South Africa – 0.13%
Republic of South
Africa Government
International Bonds
4.85% 9/30/29		3,200,000	3,136,762
5.65% 9/27/47		200,000	175,129
5.75% 9/30/49		200,000	175,252
5.875% 6/22/30		268,000	281,131
			3,768,274
Spain – 0.15%
Spain Government
Bond
0.00% 1/31/27	EUR	4,130,000	4,388,047
			4,388,047
Sri Lanka – 0.01%
Sri Lanka Government
International Bond
144A 6.20%
5/11/27 #		453,000	215,175
			215,175
Trinidad and Tobago – 0.01%
Trinidad & Tobago
Government
International Bond
144A 4.50%
6/26/30 #		200,000	195,000
			195,000
Turkey – 0.03%
Hazine Mustesarligi
Varlik Kiralama
144A 5.125%
6/22/26 #		200,000	189,100
Turkey Government
International Bond
7.625% 4/26/29		500,000	489,145
Turkiye Ihracat Kredi
Bankasi
144A 5.75%
7/6/26 #		350,000	321,379
			999,624
Ukraine – 0.01%
Ukraine Government
International Bond
144A 7.75%
9/1/26 #		804,000	349,861
			349,861
United Kingdom – 0.00%
United Kingdom Gilt
1.75% 9/7/22	GBP	100,000	131,963
			131,963
Uruguay – 0.06%
Uruguay Government
International Bonds
4.375% 1/23/31		232,000	253,388
8.50% 3/15/28	UYU	62,100,000	1,482,095
			1,735,483
Uzbekistan – 0.02%
Republic of Uzbekistan
International Bonds
144A 3.90%
10/19/31 #		200,000	177,210
144A 5.375%
2/20/29 #		448,000	450,240
			627,450
Total Sovereign Bonds
(cost $76,140,214)			72,281,966

		Principal
		amount°	Value (US $)
Supranational Banks – 0.02%
Banque Ouest
Africaine de
Developpement
144A 2.75%
1/22/33 #	EUR	200,000	$204,968
144A 5.00%
7/27/27 #		406,000	410,430
Total Supranational Banks
(cost $639,178)			615,398

US Treasury Obligations – 12.44%
US Treasury Bonds
1.25% 5/15/50		1,800,000	1,344,797
1.375% 11/15/40		100,000	81,828
1.625% 11/15/50		13,500,000	11,079,492
1.75% 8/15/41		13,900,000	12,056,079
1.875% 2/15/41		52,800,000	47,054,906
1.875% 2/15/51		2,700,000	2,362,606
1.875% 11/15/51		13,405,000	11,762,887
2.00% 11/15/41		1,845,000	1,670,013
2.00% 2/15/50		16,000,000	14,431,875
2.00% 8/15/51		9,830,000	8,871,575
2.25% 8/15/46		26,435,000	24,751,833
2.25% 2/15/52		2,600,000	2,494,375
2.50% 2/15/45		37,100,000	36,169,602
2.75% 8/15/42		900,000	916,031
2.75% 11/15/42		1,400,000	1,423,215
2.875% 5/15/43		2,200,000	2,279,707
2.875% 8/15/45		16,700,000	17,424,753
3.00% 5/15/47		900,000	972,686
3.00% 8/15/48		3,770,000	4,119,977
3.125% 5/15/48		1,490,000	1,665,075
US Treasury Floating
Rate Note
0.706%
(USBMMY3M +
0.035%) 10/31/23 ●		12,740,000	12,763,972
US Treasury Notes
0.50% 10/31/27		13,200,000	11,852,672
1.50% 2/15/25		12,260,000	11,918,061
1.875% 7/31/22		39,700,000	39,844,889
1.875% 8/31/24 ∞		2,170,000	2,140,163
1.875% 2/28/27		30,000	29,201
2.00% 11/30/22		7,700,000	7,733,942
2.00% 6/30/24		7,700,000	7,630,820
2.125% 3/31/24 ∞		2,010,000	2,001,991
2.125% 11/30/24		11,130,000	11,023,483
2.25% 3/31/24		460,000	459,398
2.25% 11/15/24		11,030,000	10,963,648
2.375% 2/29/24 ∞		4,000,000	4,005,234
2.375% 8/15/24 ∞		1,820,000	1,816,588
2.50% 1/31/24 ∞		2,790,000	2,799,972
2.50% 3/31/27		6,020,000	6,033,639
2.625% 3/31/25		12,700,000	12,743,160
2.875% 11/30/23 ∞		2,500,000	2,526,709
US Treasury Strip
Principal
2.26% 5/15/44 ^		4,290,000	2,395,300
Total US Treasury Obligations
(cost $377,319,305)			353,616,154

		Number of
		shares
Common Stocks – 0.03%
Communication Services – 0.00%
Century
Communications =,
†		1,975,000	0
			0
Consumer Discretionary – 0.03%
Aeromexico Rights =		50,210	820,682
			820,682
Total Common Stocks
(cost $880,502)			820,682

Preferred Stock – 0.01%
General Electric
4.156% (LIBOR03M
+ 3.33%) ω, ●		300,000	288,750
Total Preferred Stock
(cost $299,875)			288,750

		Number of
		contracts
Options Purchased – 0.09%
Foreign Currency Put Options – 0.01%
GBP vs JPY, strike
price $148.00,
expiration date
8/23/22, notional
amount
$3,843,560,000 (JPMCB)		25,970,000	247,201
AUD vs JPY, strike
price $78.00,
expiration date
8/23/22, notional
amount
$3,376,230,000 (JPMCB)		43,285,000	135,909
			383,110

Schedules of investments
Optimum Fixed Income Fund

	Notional
	amount	Value (US $)
Put Swaptions – 0.08%
30 yr IRS pay a fixed
rate 2.06% and
receive a floating
rate based on
3-month USD-ICE
LIBOR expiration
date 10/25/23
(BOFA)	15,500,000	$1,728,994
30 yr IRS pay a fixed
rate 2.102% and
receive a floating
rate based on
3-month USD-ICE
LIBOR expiration
date 9/15/23 (MS)	4,800,000	502,675
Options Purchased
(premium paid $1,994,638)		2,614,779

	Number of
	shares
Short-Term Investments – 27.99%
Money Market Mutual Funds – 1.84%
BlackRock FedFund –
Institutional Shares
(seven-day effective
yield 0.23%)	13,058,402	13,058,402
Fidelity Investments
Money Market
Government
Portfolio – Class I
(seven-day effective
yield 0.12%)	13,058,402	13,058,402
GS Financial Square
Government Fund –
Institutional Shares
(seven-day effective
yield 0.25%)	13,058,402	13,058,402
Morgan Stanley
Government
Portfolio –
Institutional Share
Class (seven-day
effective yield
0.23%)	13,058,402	13,058,402
		52,233,608
Repurchase Agreements – 24.98%
US Treasury
repurchase
agreement with
BNP Paribas 0.28%,
dated 3/31/22, to be
repurchased 4/1/22,
repurchase price
$111,100,864 (collateralized
by US government
obligation; 1.625%
11/15/50; market
value $113,467,740)	111,100,000	111,100,000
US Treasury
repurchase
agreement with
Standard Chartered
Bank 0.28%, dated
3/30/22, to be
repurchased 4/1/22,
repurchase price
$241,901,881 (collateralized
by US government
obligations; 1.875%
-4.375% 5/15/40
-2/15/41; market
value $248,089,494)	241,900,000	241,900,000
US Treasury
repurchase
agreement with
Standard Chartered
Bank 0.28%, dated
3/31/22, to be
repurchased 4/4/22,
repurchase price
$357,108,332 (collateralized
by US government
obligations; 1.375%
-3.875% 8/15/40
-5/15/51; market
value $365,699,364)	357,100,000	357,100,000
		710,100,000
US Treasury Obligations – 1.17%≠
US Cash Management
Bills
0.487% 6/28/22 ^	10,600,000	10,586,708
0.649% 7/19/22 ^	14,700,000	14,670,179

	Principal
	amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Bill
0.456% 6/16/22 ∞	8,000,000	$7,993,075
		33,249,962
Total Short-Term Investments
(cost $795,584,492)		795,583,570
Total Value of Securities Before
Options Written—121.72%
(cost $3,580,821,793)		3,460,260,815

	Number of
	contracts
Options Written — (0.28%)
Foreign Currency Put Options — (0.01%)
AUD vs JPY, strike
price $72.00,
expiration date
8/23/22, notional
amount
($3,116,520,000)
(JPMCB)	(43,285,000)	(60,181)
GBP vs JPY, strike
price $140.00,
expiration date
8/23/22, notional
amount
($3,635,800,000)
(JPMCB)	(25,970,000)	(104,120)
		(164,301)
Interest Call Options — (0.00%)
Fannie Mae strike
price $98.39,
expiration date
5/5/22,
notional amount
($305,010,938)	(3,100,000)	(1,984)
Fannie Mae strike
price $98.62,
expiration date
5/5/22,
notional amount
($246,542,970)	(2,500,000)	(1,213)
Fannie Mae strike
price $99.62,
expiration date
6/6/22,
notional amount
($298,851,564)	(3,000,000)	(8,070)
		(11,267)
Interest Put Options — (0.00%)
Fannie Mae strike
price $100.41,
expiration date
4/6/22,
notional amount
($210,869,532)	(2,100,000)	(50,068)
Fannie Mae strike
price $97.62,
expiration date
6/6/22,
notional amount
($292,851,564)	(3,000,000)	(32,526)
		(82,594)

	Notional
	amount
Call Swaptions — (0.01%)
1 yr IRS pay a fixed
rate 0.55% and
receive a floating
rate based on
3-month EURIBOR
expiration date
3/31/23 (BNP)	(66,200,000)	(109,850)
1 yr IRS pay a fixed
rate 0.87% and
receive a floating
rate based on
3-month USD-ICE
LIBOR expiration
date 11/2/22 (GS)	(156,100,000)	(23,103)
2 yr IRS pay a fixed
rate 0.35% and
receive a floating
rate based on
3-month EURIBOR
expiration date
8/8/22 (DB)	(1,500,000)	(2,584)

Schedules of investments
Optimum Fixed Income Fund

	Notional
	amount	Value (US $)
Call Swaptions (continued)
5 yr IRS pay a fixed
rate 0.45% and
receive a floating
rate based on
3-month EURIBOR
expiration date
4/8/22 (JPMCB)	(3,800,000)	$(8)
5 yr IRS pay a fixed
rate 0.50% and
receive a floating
rate based on
3-month EURIBOR
expiration date
4/7/22 (BNP)	(1,900,000)	(39,671)
5 yr IRS pay a fixed
rate 0.50% and
receive a floating
rate based on
3-month EURIBOR
expiration date
5/11/22 (GS)	(4,100,000)	(3,243)
5 yr IRS pay a fixed
rate 0.50% and
receive a floating
rate based on
3-month EURIBOR
expiration date
5/16/22 (CITI)	(2,000,000)	(1,861)
		(180,320)
Put Swaptions — (0.26%)
1 yr IRS pay a fixed
rate 1.27% and
receive a floating
rate based on
3-month USD-ICE
LIBOR expiration
date 11/2/22 (GS)	(156,100,000)	(2,545,523)
1 yr IRS pay a fixed
rate 2.10% and
receive a floating
rate based on
3-month EURIBOR
expiration date
3/31/23 (BNP)	(66,200,000)	(145,003)
2 yr IRS pay a fixed
rate 0.55% and
receive a floating
rate based on
3-month EURIBOR
expiration date
8/8/22 (DB)	(1,500,000)	(11,954)
5 yr IRS pay a fixed
rate 0.65% and
receive a floating
rate based on
3-month EURIBOR
expiration date
4/8/22 (JPMCB)	(3,800,000)	(49,070)
5 yr IRS pay a fixed
rate 0.70% and
receive a floating
rate based on
3-month EURIBOR
expiration date
4/7/22 (BNP)	(1,900,000)	(19,516)
5 yr IRS pay a fixed
rate 1.00% and
receive a floating
rate based on
3-month EURIBOR
expiration date
5/11/22 (GS)	(4,100,000)	(23,073)
5 yr IRS pay a fixed
rate 1.00% and
receive a floating
rate based on
3-month EURIBOR
expiration date
5/16/22 (CITI)	(2,000,000)	(12,350)
5 yr IRS pay a fixed
rate 1.96% and
receive a floating
rate based on
3-month USD-ICE
LIBOR expiration
date 9/15/23 (MS)	(24,000,000)	(924,168)

	Notional
	amount	Value (US $)
Put Swaptions (continued)
5 yr IRS pay a fixed
rate 2.00% and
receive a floating
rate based on
3-month USD-ICE
LIBOR expiration
date 10/25/23
(BOFA)	(77,500,000)	$(2,907,102)
10 yr IRS pay a fixed
rate 1.853% and
receive a floating
rate based on
3-month USD-ICE
LIBOR expiration
date 5/16/22 (MS)	(9,900,000)	(282,724)
10 yr IRS pay a fixed
rate 1.875% and
receive a floating
rate based on
3-month USD-ICE
LIBOR expiration
date 7/13/22 (DB)	(16,200,000)	(549,277)
CDX.ITRX.EUR 36
5 yr strike price
$4.00, expiration
date 4/20/22
(JPMCB)	(11,000,000)	(14,809)
CDX.ITRX.EUR 36
5 yr strike price
$4.00, expiration
date 4/20/22 (MS)	(8,800,000)	(11,847)
CDX.ITRX.EUR 36
5 yr strike price
$4.25, expiration
date 4/20/22
(BOFA)	(14,000,000)	(13,846)
CDX.NA.HY 37 5 yr
strike price $100.00,
expiration date
4/20/22 (MS)	(1,600,000)	(870)
CDX.NA.HY 37 5 yr
strike price $101.00,
expiration date
4/20/22 (MS)	(5,500,000)	(3,636)
CDX.NA.IG 37 5 yr
strike price $0.85,
expiration date
5/18/22 (CITI)	(14,500,000)	(8,744)
CDX.NA.IG 37 5 yr
strike price $0.85,
expiration date
5/18/22 (JPMCB)	(7,700,000)	(4,643)
CDX.NA.IG 37 5 yr
strike price $0.90,
expiration date
4/20/22 (BOFA)	(14,600,000)	(2,015)
CDX.NA.IG 37 5 yr
strike price $0.90,
expiration date
4/20/22 (JPMCB)	(3,200,000)	(442)
CDX.NA.IG 37 5 yr
strike price $0.90,
expiration date
5/18/22 (BOFA)	(28,900,000)	(14,190)
CDX.NA.IG 37 5 yr
strike price $0.95,
expiration date
5/18/22 (DB)	(5,600,000)	(2,268)
CDX.NA.IG 37 5 yr
strike price $1.20,
expiration date
6/15/22 (MS)	(1,800,000)	(720)
		(7,547,790)
Total Options Written
(premium received $3,050,852)		(7,986,272)
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
∞	Fully or partially pledged as collateral for options, futures and swap contracts.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at March 31, 2022.
∆	Securities have been classified by country of risk.
X	This loan will settle after March 31, 2022, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
‡	Non-income producing security. Security is currently in default.
>	PIK. 40.98% of the income received was in cash and 59.02% was in principal.
†	Non-income producing security.

Schedules of investments
Optimum Fixed Income Fund

ω	Perpetual security with no stated maturity date.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2022. Rate will reset at a future date.
◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
Σ	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $610,742,296, which represents 21.48% of the Fund's net assets. See Note 10 in “Notes to financial statements.”
ψ	Perpetual security. Maturity date represents next call date.
≠	The rate shown is the effective yield at the time of purchase.

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at March 31, 2022:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
BAML	AUD	(2,823,567)	USD	2,113,363	4/4/22	$402	$—
BAML	AUD	2,823,567	USD	(2,114,004)	5/3/22	—	(240)
BAML	CAD	(667,000)	USD	526,037	4/4/22	—	(7,494)
BAML	COP	1,508,200,000	USD	(400,000)	4/25/22	—	(1,591)
BAML	DKK	(53,335,000)	USD	8,201,551	4/1/22	269,430	—
BAML	DKK	56,990,000	USD	(8,504,860)	4/1/22	—	(29,156)
BAML	DKK	(56,990,000)	USD	8,534,229	7/1/22	26,958	—
BAML	EUR	98,529,000	USD	(109,915,907)	4/4/22	—	(906,379)
BAML	EUR	(98,529,000)	USD	110,011,579	5/3/22	902,662	—
BAML	GBP	241,000	USD	(316,853)	4/4/22	—	(276)
BAML	ZAR	28,618,000	USD	(1,867,885)	6/15/22	71,265	—
BAML	ZAR	19,429,064	USD	(1,223,608)	11/8/22	70,387	—
BNP	BRL	(42,700,000)	USD	7,351,168	4/4/22	—	(1,606,367)
BNP	BRL	1,910,000	USD	(375,024)	7/5/22	15,121	—
BNP	CAD	(550,000)	USD	440,691	4/4/22	747	—
BNP	DKK	(31,490,000)	USD	4,887,725	4/1/22	204,450	—
BNP	EUR	(98,529,000)	USD	110,809,876	4/4/22	1,800,347	—
BNP	GBP	13,514,000	USD	(17,793,208)	4/4/22	—	(41,191)
BNP	GBP	(13,755,000)	USD	18,460,754	4/4/22	392,159	—

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
BNP	GBP	(13,514,000)	USD	17,789,767	5/4/22	$40,744	$—
BNP	JPY	2,420,280	USD	(19,583)	4/4/22	299	—
BNP	JPY	1,779,321,731	USD	(14,668,422)	5/6/22	—	(41,428)
BNP	MXN	(425,000)	USD	20,407	5/4/22	—	(831)
BNP	MXN	(18,829,000)	USD	900,159	7/1/22	—	(30,765)
BNP	MXN	(11,297,000)	USD	514,292	8/9/22	—	(40,002)
BNP	ZAR	7,965,690	USD	(503,826)	5/16/22	38,018	—
BNP	ZAR	32,392,222	USD	(2,028,748)	8/16/22	149,830	—
BNP	ZAR	17,180,265	USD	(1,071,354)	11/8/22	72,869	—
CITI	BRL	(42,360,416)	USD	8,812,235	4/4/22	—	(74,064)
CITI	BRL	60,530,217	USD	(12,494,110)	5/3/22	102,430	—
CITI	DKK	(87,415,000)	USD	13,626,074	4/1/22	625,488	—
CITI	MXN	3,628,000	USD	(167,182)	4/18/22	14,647	—
CITI	MXN	(5,607,000)	USD	265,701	6/15/22	—	(12,299)
DB	CAD	(820,000)	USD	645,338	4/4/22	—	(10,577)
DB	DKK	155,819,571	USD	(23,051,178)	4/1/22	122,724	—
DB	DKK	(155,238,234)	USD	23,051,178	7/1/22	—	(122,255)
JPMCB	AUD	5,164,000	USD	(3,714,563)	4/4/22	149,817	—
JPMCB	BRL	85,060,416	USD	(16,568,289)	4/4/22	1,275,544	—
JPMCB	BRL	(1,910,000)	USD	347,576	7/5/22	—	(42,569)
JPMCB	BRL	(40,000,000)	USD	6,934,804	10/4/22	—	(1,025,897)
JPMCB	DKK	(44,510,000)	USD	6,905,680	4/1/22	286,038	—
JPMCB	EUR	(6,000,000)	USD	6,661,020	4/4/22	22,800	—
JPMCB	EUR	(4,950,000)	USD	5,611,270	5/20/22	125,514	—
JPMCB	EUR	(1,114,000)	USD	1,226,253	6/24/22	—	(10,380)
JPMCB	INR	24,063,939	USD	(311,433)	5/20/22	3,195	—
JPMCB	KRW	(128,675,037)	USD	104,764	5/20/22	—	(1,074)
JPMCB	MXN	(6,544,000)	USD	315,236	5/4/22	—	(11,788)
JPMCB	PEN	(688,800)	USD	182,996	6/24/22	—	(2,792)
TD	EUR	(5,570,000)	USD	6,275,124	5/20/22	102,263	—
Total Foreign Currency Exchange Contracts						$6,886,148	$(4,019,415)

Futures Contracts
Exchange-Traded

							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
126	Euro-BTP	$19,278,685	$20,056,170	6/8/22	$—	$(777,485)	$172,141
(77)	Euro-Bund	(13,514,857)	(13,947,064)	6/8/22	432,207	—	(132,328)
(25)	Long 10 yr Gilt	(3,981,345)	(4,026,731)	6/28/22	45,386	—	(13,782)
137	US Treasury 3 yr Notes	29,891,688	30,463,397	6/30/22	—	(571,709)	33,180
2,250	US Treasury 5 yr Notes	258,046,875	265,360,871	6/30/22	—	(7,313,996)	316,395
	US Treasury 10 yr
957	Notes	117,591,375	121,040,501	6/21/22	—	(3,449,126)	239,250
	US Treasury 10 yr
(47)	Notes	(5,775,125)	(5,940,978)	6/21/22	165,853	—	(39,032)
	US Treasury 10 yr Ultra
(277)	Notes	(37,524,844)	(38,771,023)	6/21/22	1,246,179	—	(112,531)

Schedules of investments
Optimum Fixed Income Fund

Futures Contracts
Exchange-Traded

							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
	US Treasury Long
505	Bonds	$75,781,563	$78,069,424	6/21/22	$—	$(2,287,861)	$315,625
	US Treasury Long
(2)	Bonds	(300,125)	(308,823)	6/21/22	8,698	—	(1,250)
	US Treasury Ultra
(293)	Bonds	(51,897,625)	(53,562,701)	6/21/22	1,665,076	—	(311,313)
Total Futures Contracts			$398,433,043		$3,563,399	$(14,400,177)	$466,355

Swap Contracts

CDS Contracts2

Counterparty/				Upfront
Reference Obligation/				Payments			Variation Margin
Termination Date/	Notional	Annual Protection		Paid	Unrealized	Unrealized	Due from
Payment Frequency	Amount[3]	Payments	Value	(Received)	Appreciation[4]	Depreciation[4]	(Due to) Brokers
Centrally Cleared:
Protection Sold
Moody's Ratings:
AT&T 2.45%
5/15/18 Baa2 6/20/24-
Quarterly	1,800,000	1.000%	$15,145	$22,901	$—	$(7,756)	$(21,493)
Boeing 2.60%
10/20/25 Baa3
12/20/26-Quarterly	4,100,000	1.000%	(84,052)	(21,714)	—	(62,338)	(18,598)
Boeing 2.60%
10/30/25 Baa2
6/20/23-Quarterly	1,400,000	1.000%	2,590	2,472	118	—	(5,248)
Boeing 2.60%
10/30/25 Baa2
6/26/26-Quarterly	700,000	1.000%	(10,502)	(4,370)	—	(6,132)	(4,925)
British Telecom 2.70%
10/9/22 Baa1 12/20/28-
Quarterly	EUR 1,600,000	1.000%	(39,757)	(77,471)	37,714	—	(363)
British Telecom 5.75%
12/7/28 Baa2
12/20/24-Quarterly	EUR 2,800,000	1.000%	40,686	52,139	—	(11,453)	(45,718)
CDX.ITRX.EUR.34[5]
12/20/25-Quarterly	EUR 8,000,000	1.000%	158,400	209,752	—	(51,352)	(16,225)
CDX.ITRX.EUR.34[5]
12/20/26-Quarterly	EUR 6,300,000	1.000%	111,061	165,060	—	(53,999)	102,732
CDX.ITRX.EUR.35[5]
6/20/26-Quarterly	EUR 1,400,000	1.000%	25,697	35,681	—	(9,984)	(238,124)
CDX.ITRX.EUR.37[5]
6/21/27-Quarterly	EUR 1,700,000	1.000%	25,702	25,776	—	(74)	26,313
CDX.NA.HY.37[6]
12/20/26-Quarterly	8,500,000	5.000%	540,238	650,388	—	(110,150)	(331,261)

Counterparty/				Upfront
Reference Obligation/				Payments			Variation Margin
Termination Date/	Notional	Annual Protection		Paid	Unrealized	Unrealized	Due from
Payment Frequency	Amount[3]	Payments	Value	(Received)	Appreciation[4]	Depreciation[4]	(Due to) Brokers
Protection Sold
Moody's Ratings
(continued):
CDX.NA.HY.38[6]
6/21/27-Quarterly	1,400,000	5.000%	$77,637	$69,060	$8,577	$—	$(36,658)
CDX.NA.IG.35[7] 12/20/25-
Quarterly	400,000	1.000%	7,323	7,860	—	(537)	(191,769)
CDX.NA.IG.36[7]
6/20/26-Quarterly	1,900,000	1.000%	34,497	39,839	—	(5,342)	(382,365)
CDX.NA.IG.37[7]
12/20/26-Quarterly	14,500,000	1.000%	250,669	309,869	—	(59,200)	340,421
CDX.NA.IG.38[7]
6/21/27-Quarterly	14,800,000	1.000%	239,322	210,507	28,815	—	21,939
General Electric 2.70%
10/9/22 Baa1
12/20/26-Quarterly	1,200,000	1.000%	10,393	12,272	—	(1,879)	11,341
General Electric 2.70%
10/9/22 Baa1 6/20/26-
Quarterly	600,000	1.000%	6,827	4,897	1,930	—	3,428
General Motors 5.70%
10/9/22 Baa1 12/20/26-
Quarterly	600,000	5.000%	85,715	106,873	—	(21,158)	1,014
Stellantis 5.00%
1/11/21 Baa3 6/20/26-
Quarterly	EUR 3,100,000	5.000%	538,964	623,068	—	(84,104)	116,667
Telefonica
Emisiones 1.00%
5/12/20 Baa3
6/20/28-Quarterly	EUR 1,300,000	1.000%	2,412	995	1,417	—	(14,990)
Tesco 1.00%
6/25/19 Baa3
6/20/28-Quarterly	EUR 2,700,000	1.000%	17,582	721	16,861	—	(25,189)
Valeo 1.00% Baa3
6/20/26-Quarterly	EUR 400,000	1.000%	(18,106)	(6,059)	—	(12,047)	(287,164)
Valeo 1.00% Baa3
6/20/28-Quarterly	EUR 3,000,000	1.000%	(315,059)	(123,069)	—	(191,990)	(15,441)
			1,723,384	2,317,447	95,432	(689,495)	(1,011,676)
Over-The-Counter:
Protection Purchased/
Moody’s Ratings:
JPMCB Mexico 10.375%
1/28/33 Baa2
6/22/26-Quarterly	2,085,000	1.000%	(18,557)	13,177	—	(31,734)	—
JPMCB Republic of Brazil
4.25% 1/7/25 Ba2
6/20/26-Quarterly	2,570,000	1.000%	71,691	68,627	3,064	—	—

Schedules of investments
Optimum Fixed Income Fund

Counterparty/				Upfront
Reference Obligation/				Payments			Variation Margin
Termination Date/	Notional	Annual Protection		Paid	Unrealized	Unrealized	Due from
Payment Frequency	Amount[3]	Payments	Value	(Received)	Appreciation[4]	Depreciation[4]	(Due to) Brokers
Protection Sold
Moody's Ratings:
BAML Republic of
Colombia 10.375%
1/28/33 Baa2 6/20/22-
Quarterly	250,000	1.000%	$347	$(167)	$514	$—	$—
CITI Republic of Brazil
4.25% 1/7/25 Ba2
6/20/22-Quarterly	100,000	1.000%	126	(277)	403	—	—
CITI Republic of Colombia
10.375% 1/28/33
Baa2 12/20/24-
Quarterly	200,000	1.000%	(748)	405	—	(1,153)	—
DB CMBX.NA.AAA[8]
10/17/57-Monthly	14,200,000	0.500%	77,582	(818,139)	895,721	—	—
GSC Republic of Brazil
4.25% 1/7/25 Ba2
6/20/22-Quarterly	500,000	1.000%	631	(1,423)	2,054	—	—
JPMCB HOCHTIEF
1.00% 3/7/25 BBB
12/20/26-Quarterly	EUR 1,100,000	5.000%	213,491	237,352	—	(23,861)	—
JPMCB HOCHTIEF
5.00% 3/7/25 BBB
12/20/26-Quarterly	EUR 1,100,000	5.000%	213,491	235,422	—	(21,931)	—
JPMCB Republic of South
Africa 5.50%
3/9/20 Baa3
12/20/23-Quarterly	700,000	1.000%	1,143	(11,636)	12,779	—	—
			559,197	(276,659)	914,535	(78,679)	—
Total CDS Contracts			$2,282,581	$2,040,788	$1,009,967	$(768,174)	$(1,011,676)

IRS Contracts[9]
Reference
Obligation/		Fixed/
Termination Date/		Floating
Payment		Interest		Upfront
Frequency		Rate		Payments			Variation Margin
(Fixed Rate/		Paid		Paid	Unrealized	Unrealized	Due from
Floating Rate)	Notional Amount[3]	(Received)	Value	(Received)	Appreciation[4]	Depreciation[4]	(Due to) Brokers
Centrally Cleared:
1 yr IRS[10] 3/24/23-
(28 Days/		(4.797)%/
28 Days)	MXN 1,450,000,000	5.66%	$(1,795,694)	$(41,577)	$—	$(1,754,117)	$(61,208)
2 yr IRS[11]3/30/23-
(Semiannually/		0.25%/
Quarterly)	7,600,000	(0.132)%	125,408	(3,390)	128,798	—	13,034
2 yr IRS[12] 1/2/23-
(At Maturity/ At		6.789%/
Maturity)	BRL 166,400,000	(11.65)%	(1,595,083)	(79,800)	—	(1,515,283)	(682,280)

IRS Contracts[9]
Reference
Obligation/		Fixed/
Termination Date/		Floating
Payment		Interest		Upfront
Frequency		Rate		Payments			Variation Margin
(Fixed Rate/		Paid		Paid	Unrealized	Unrealized	Due from
Floating Rate)	Notional Amount[3]	(Received)	Value	(Received)	Appreciation[4]	Depreciation[4]	(Due to) Brokers
Centrally Cleared (continued):
2 yr IRS[13] 6/17/22-
(Semiannually/		(1.50)%/
Semiannually)	CAD 4,000,000	0.448%	$2,796	$8,196	$—	$(5,400)	$(69,474)
3 yr IRS[12] 1/2/24-
(At Maturity/ At		7.515%/
Maturity)	BRL 11,870,000	(11.65)%	(162,809)	2,262	—	(165,071)	(130,610)
5 yr IRS[11] 2/18/26-
(Quarterly/		(0.64)%/
Semiannually)	42,100,000	0.125%	(2,967,343)	(283,175)	—	(2,684,168)	240,268
5 yr IRS[13] 3/3/25-
(Semiannually/		(1.29)%/
Semiannually)	CAD 800,000	0.45%	(26,921)	3,528	—	(30,449)	(1,683)
5 yr IRS[13] 3/3/25-
(Semiannually/		(1.275)%/
Semiannually)	CAD 2,600,000	0.45%	(88,373)	10,526	—	(98,899)	(4,304)
5 yr IRS[13] 3/3/25-
(Semiannually/		(1.276)%/
Semiannually)	CAD 1,600,000	0.45%	(54,347)	6,516	—	(60,863)	(2,180)
5 yr IRS[13] 3/3/25-
(Semiannually/		(1.22)%/
Semiannually)	CAD 2,900,000	0.45%	(102,163)	7,898	—	(110,061)	(2,971)
5 yr IRS[13] 3/4/25-
(Semiannually/		(1.235)%/
Semiannually)	CAD 20,500,000	0.45%	(715,252)	63,059	—	(778,311)	(31,071)
5 yr IRS[13] 6/16/26-
(Semiannually/		(1.00)%/
Semiannually)	CAD 30,300,000	0.45%	(1,728,054)	(374,381)	—	(1,353,673)	(180,487)
5 yr IRS[14] 9/16/25-
(Annually/		0.50%/
Annually)	GBP 5,700,000	(0.05)%	368,067	(41,272)	409,339	—	(207,962)
5 yr IRS[14] 9/21/27-
(Annually/		0.50%/
Annually)	GBP 28,500,000	(0.05)%	2,481,917	2,296,620	185,297	—	1,033,809
6 yr IRS[12] 1/4/27-
(At Maturity/ At		10.12%/
Maturity)	BRL 6,600,000	(11.65)%	61,599	—	61,599	—	111,316
6 yr IRS[12] 1/4/27-
(At Maturity/ At		11.065%/
Maturity)	BRL 32,100,000	(11.65)%	(4,028)	—	—	(4,028)	55,687
6 yr IRS[12] 1/4/27-
(At Maturity/ At		10.995%/
Maturity)	BRL 67,700,000	(11.65)%	(55,791)	—	—	(55,791)	98,229
6 yr IRS[12] 1/4/27-
(At Maturity/ At		11.098%/
Maturity)	BRL 32,400,000	(11.65)%	(5,282)	—	—	(5,282)	55,684

Schedules of investments
Optimum Fixed Income Fund

IRS Contracts[9]
Reference
Obligation/		Fixed/
Termination Date/		Floating
Payment		Interest		Upfront
Frequency		Rate		Payments			Variation Margin
(Fixed Rate/		Paid		Paid	Unrealized	Unrealized	Due from
Floating Rate)	Notional Amount[3]	(Received)	Value	(Received)	Appreciation[4]	Depreciation[4]	(Due to) Brokers
Centrally Cleared (continued):
7 yr IRS[11]
12/16/22-
(Semiannually/		2.25%/
Quarterly)	41,600,000	(0.118)%	$(192,944)	$(1,335,081)	$1,142,137	$—	$1,555,174
10 yr IRS[11]
10/1/31-
(Quarterly/		(1.80)%/
Semiannually)	8,600,000	0.131%	(443,814)	118,492	—	(562,306)	(75,144)
Total IRS Contracts			$(6,898,111)	$358,421	$1,927,170	$(9,183,702)	$1,713,827

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts and foreign currency exchange contracts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund's net assets.

[1]	See Note 7 in “Notes to financial statements."
[2]

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(1,178,479).
[5]	Markit’s iTraxx Europe Subordinated Financials Index, or the ITRX EUR SUB FIN, is comprised of 25 Financial entities from the Markit iTraxx® Europe Index referencing subordinated debt.
[6]	Markit’s North America High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade is in the CDS market.
[7]	Markit’s North America Investment Grade Index, or the CDX.NA.IG Index, is composed of 125 liquid North American entities with investment grade credit ratings that trade in the CDS market.
[8]

Markit’s CMBX Index, or the CMBX.NA Index, is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality rating are measured on a scale that generally ranges from AAA (highest) to BB (lowest). US Agency and US Agency mortgage-backed securities appear under US Government.

[9]

An IRS agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.

[10]	Rate resets based on MXIBTIIE.
[11]	Rate resets based on LIBOR03M.
[12]	Rate resets based on Brazil CETIP Interbank Deposit.
[13]	Rate resets based on CDOR06M.
[14]	Rate resets based on BP0012M.

Summary of abbreviations:
ABS – Asset-Backed Security
ARM – Adjustable Rate Mortgage

Summary of abbreviations: (continued)
BAML – Bank of America Merrill Lynch
BB – Barclays Bank
BNP – BNP Paribas
BP0003M – 3 Month Sterling LIBOR Interest Rate
BP0012M – 12 Month Sterling LIBOR Interest Rate
BTP – Buoni del Tesoro Poliennali
CDOR06M – 6 Month Canadian Dollar Offered Rate
CDS – Credit Default Swap
CDX.ITRX.EUR – Credit Default Swap Index iTraxx Europe
CDX.NA.HY – Credit Default Swap Index North America High Yield
CDX.NA.IG – Credit Default Swap Index North America Investment Grade
CITI – Citigroup
CLO – Collateralized Loan Obligation
CMBX.NA – Commercial Mortgage-Backed Index North America
COF 11 – Cost of Funds for the 11th District of San Francisco
DAC – Designated Activity Company
DB – Deutsche Bank
EUR003M – EURIBOR EUR 3 Month
EURIBOR – Euro interbank offered rate
FREMF – Freddie Mac Multifamily
GNMA – Government National Mortgage Association
GS – Goldman Sachs
GSC – Goldman Sachs Bank USA
H15T1Y – US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE – Intercontinental Exchange, Inc.
IRS – Interest Rate Swap
JPM – JPMorgan
JPMCB – JPMorgan Chase Bank
JSC – Joint Stock Company
LIBOR – London Interbank Offered Rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
LIBOR12M – ICE LIBOR USD 12 Month
MASTR – Mortgage Asset Securitization Transactions, Inc.
MS – Morgan Stanley
MXIBTIIE – Mexico 28 days interbank rate
PIK – Payment-in-kind
PJSC – Private Joint Stock Company
REMIC – Real Estate Mortgage Investment Conduit

Summary of abbreviations: (continued)
S.F. – Single Family
SOFR – Secured Overnight Financing Rate
SOFR01M – Secured Overnight Financing Rate 1 Month
SOFR03M – Secured Overnight Financing Rate 3 Month
SONIA3M – 3 Month Sterling Overnight Indexed Average
TBA – To be announced
TBD – To be determined
TD – TD Bank
TSFR03M – 3 Month Term Secured Overnight Financing Rate
USBMMY3M – US Treasury 3 Month Bill Money Market Yield
yr – Year

Summary of currencies:
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
DKK – Danish Krone
EUR – European Monetary Unit
GBP – British Pound Sterling
HUF – Hungarian Forint
IDR – Indonesian Rupiah
INR – Indian Rupee
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
PEN – Peruvian Sol
PLN – Polish Zloty
USD – US Dollar
UYU – Uruguayan Peso
ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Optimum International Fund

March 31, 2022

	Number of
	shares	Value (US $)
Common Stocks – 96.99%∆
Australia – 4.60%
Australian Clinical Labs	32,563	$124,777
Base Resources	216,665	56,746
BHP Group	27,890	1,075,089
BlueScope Steel	352,361	5,479,249
Cochlear	30,282	5,055,915
DGL Group †	11,007	26,843
EBOS Group	10,462	299,665
Enero Group	23,974	69,554
GrainCorp Class A	27,532	174,236
Imdex	48,464	98,146
Incitec Pivot	298,052	843,702
Lynas Rare Earths †	551,029	4,393,051
Metals X †	66,900	34,511
Nufarm	262,892	1,238,594
Perseus Mining	195,584	287,301
Rio Tinto	125,549	10,037,211
South32	2,417,891	9,191,081
Wagners Holding †	20,675	22,867
Whitehaven Coal	1,323,156	4,108,782
		42,617,320
Austria – 0.83%
ANDRITZ	29,128	1,345,242
AT&S Austria Technologie &
Systemtechnik	505	27,945
EVN	10,863	280,039
OMV	124,791	5,962,825
Raiffeisen Bank International	6,398	90,833
Zumtobel Group	4,204	34,089
		7,740,973
Belgium – 0.39%
Umicore	83,772	3,621,244
		3,621,244
Brazil – 2.26%
Dexco	44,610	137,549
ERO Copper †	9,300	136,210
Marfrig Global Foods	327,900	1,473,847
MercadoLibre †	15,308	18,208,560
Transmissora Alianca de Energia
Eletrica	98,100	912,376
Unipar Carbocloro	3,704	76,335
		20,944,877
Canada – 3.17%
Advantage Energy †	41,200	287,047
Alaris Equity Partners Income	10,277	166,139
Aritzia †	2,600	106,130
Artis Real Estate Investment Trust	3,564	37,261
Baytex Energy †	109,700	478,235
Birchcliff Energy	12,927	86,445
Bird Construction	33,900	247,576
Black Diamond Group	5,800	22,780
Canadian Natural Resources	23,600	1,461,325
Canfor †	12,800	263,751
Capstone Copper †	106,600	602,857
Cardinal Energy †	4,304	26,303
Celestica †	54,897	652,976
CI Financial	14,700	233,526
Colliers International Group	286	37,294
Constellation Software	3,251	5,557,243
Crew Energy †	70,025	290,149
Dexterra Group	7,500	47,154
E-L Financial	100	70,632
Fairfax Financial Holdings	1,700	927,449
Finning International	24,800	746,688
Gildan Activewear	59,500	2,231,696
iA Financial	5,000	304,003
Imperial Oil	13,000	629,124
International Petroleum †	9,098	85,774
Intertape Polymer Group	4,366	138,578
Linamar	4,800	213,363
MEG Energy †	13,000	177,507
Methanex	14,000	763,412
Neo Performance Materials	1,900	23,132
North West	682	20,894
NuVista Energy †	90,543	765,540
Obsidian Energy †	49,400	437,829
Parex Resources	30,100	617,578
Pason Systems	3,600	44,087
Peyto Exploration & Development	1,507	15,285
PHX Energy Services	10,600	56,046
Pizza Pizza Royalty	5,900	66,544
Primaris Real Estate Investment
Trust	15,600	193,292
Richelieu Hardware	7,097	258,527
Ritchie Bros Auctioneers	70,309	4,150,340
Total Energy Services †	7,700	48,042
Tourmaline Oil	112,000	5,160,341
TransGlobe Energy	13,339	48,554
Trican Well Service †	30,300	90,162
Uni-Select †	4,000	97,588
Wajax	1,700	26,870
West Fraser Timber	3,300	271,518
Western Forest Products	65,984	106,090
		29,390,676
Chile – 0.10%
Cia Cervecerias Unidas ADR	64,170	959,983
		959,983

	Number of
	shares	Value (US $)
Common StocksΔ (continued)
China/Hong Kong – 10.40%
37 Interactive Entertainment
Network Technology Group
Class A	836,400	$3,072,703
AIA Group	1,338,400	13,975,420
Alibaba Group Holding †	430,900	5,880,368
Asia Cement China Holdings	393,862	252,054
ASM Pacific Technology	56,400	567,804
Build King Holdings	80,674	8,618
China BlueChemical Class H	500,000	170,598
China Construction Bank Class H	9,884,000	7,403,760
China Design Group Class A	128,700	172,402
China Display Optoelectronics
Technology Holdings †	344,000	19,154
China Risun Group	42,000	22,174
China South Publishing & Media
Group Class A	216,845	323,290
China Taiping Insurance Holdings	415,200	503,627
Chinese Universe Publishing and
Media Group Class A	575,900	1,021,889
Chow Tai Fook Jewellery Group	122,600	221,429
Dah Sing Financial Holdings	30,000	96,941
Dazzle Fashion Class A	184,660	472,715
Fufeng Group	160,000	63,103
Futu Holdings ADR †	27,730	902,889
G-bits Network Technology Xiamen
Class A	26,800	1,515,371
Hangzhou Tigermed Consulting
Class H	151,600	1,828,379
Hebei Chengde Lulu Class A	309,400	398,448
Hong Kong Exchanges & Clearing	128,200	6,009,160
Inner Mongolia Yitai Coal Class H	15,000	17,449
JD.com Class A †	8,829	250,863
Jingjin Equipment Class A	86,082	547,583
JNBY Design	77,000	91,370
Lansen Pharmaceutical Holdings	24,509	3,027
Lenovo Group	3,864,000	4,185,704
Luolai Lifestyle Technology Class A	565,792	1,151,962
Meituan Class B †	224,900	4,260,492
Midland Holdings †	38,000	4,041
Nanjing Iron & Steel Class A	586,300	332,210
Opple Lighting Class A	62,900	181,468
Orient Overseas International	116,491	3,068,648
Pacific Basin Shipping	164,930	88,308
PAX Global Technology	113,000	92,349
PetroChina Class H	1,724,000	875,476
Ping An Healthcare and
Technology †	509,100	1,315,783
Ping An Insurance Group Co. of
China Class H	863,000	6,033,289
Prosus †	46,305	2,497,129
SGIS Songshan Class A	2,477,300	1,709,261
Shaanxi Coal Industry Class A	1,041,000	2,699,697
Shanghai Weaver Network Class A	33,700	282,506
Shanxi Taigang Stainless Steel
Class A	955,694	1,006,550
Shenzhen Tagen Group Class A	593,900	643,781
Sinopec Engineering Group
Class H	34,001	17,321
Sinotruk Hong Kong	488,052	741,222
Suzhou Gold Mantis Construction
Decoration Class A	401,400	344,826
Ten Pao Group Holdings	36,000	8,340
Tencent Holdings	195,200	8,997,616
Tencent Music Entertainment
Group ADR †	516,494	2,515,326
Texhong Textile Group	104,524	129,011
United Laboratories International
Holdings	222,000	116,104
Vatti Class A	1,891,881	1,632,823
Wuxi Biologics Cayman †	193,500	1,536,507
Xiangpiaopiao Food Class A	39,200	80,545
Xinyu Iron & Steel Class A	285,000	252,585
Yue Yuen Industrial Holdings †	21,000	33,886
Zai Lab †	439,590	2,017,446
Zhejiang Semir Garment Class A	1,600,478	1,709,021
Zhenro Properties Group	1,431,000	111,026
		96,484,847
Czech Republic – 0.03%
CEZ	7,660	321,285
		321,285
Denmark – 4.90%
Ambu Class B	115,920	1,706,476
AP Moller - Maersk Class B	2,780	8,353,799
Chr Hansen Holding	55,082	4,044,505
Demant †	46,807	2,118,247
DSV	39,288	7,529,766
Genmab †	6,254	2,258,652
Novo Nordisk Class B	93,499	10,370,548
Novozymes Class B	101,241	6,941,508
Pandora	21,292	2,028,369
Solar Class B	614	67,447
		45,419,317
Egypt – 0.00%
ElSewedy Electric	76,312	34,317
		34,317
Finland – 0.62%
Kone Class B	107,530	5,627,056

Schedules of investments
Optimum International Fund

	Number of
	shares	Value (US $)
Common StocksΔ (continued)
Finland (continued)
Orion Class A	1,418	$64,237
QT Group †	2	276
Vaisala Class A	805	38,427
		5,729,996
France – 3.19%
Aubay	452	29,957
Danone	117,302	6,480,114
Dassault Systemes	137,203	6,740,598
Derichebourg	2,657	27,689
Edenred	129,850	6,420,412
Ipsen	7,085	886,863
IPSOS	23,199	1,154,784
Publicis Groupe	31,282	1,898,619
Sartorius Stedim Biotech	5,572	2,281,259
Societe Generale	130,828	3,507,153
Thermador Groupe	255	26,658
Virbac	331	132,325
		29,586,431
Germany – 6.11%
Atoss Software	919	181,291
Bastei Luebbe	1,488	11,383
Bayer	73,384	5,019,399
BioNTech ADR †	15,292	2,608,203
Carl Zeiss Meditec	11,603	1,868,978
Datagroup	369	33,553
Dermapharm Holding	3,040	193,292
Deutsche Boerse	61,280	11,031,066
Deutsche Post	120,287	5,743,931
Merck	35,380	7,388,568
Rational	7,435	5,120,652
SAP	86,914	9,632,518
Scout24	137,796	7,856,047
Westwing Group †	2	25
		56,688,906
Greece – 0.13%
National Bank of Greece †	310,281	1,142,872
Thrace Plastics Holding and Co.	17,069	99,596
		1,242,468
Hungary – 0.34%
MOL Hungarian Oil
& Gas †	176,783	1,553,284
OTP Bank †	44,217	1,604,105
		3,157,389
India – 3.01%
AurionPro Solutions †	13,221	56,493
Century Plyboards India	3,295	30,952
Coal India	39,804	95,761
Cosmo Films	9,965	227,060
Cyient	21,795	265,214
Deccan Cements	5,297	38,637
Dhampur Sugar Mills	59,731	418,059
Dwarikesh Sugar Industries	162,577	266,879
EID Parry India	25,171	149,733
EKI Energy Services	1,000	103,526
Finolex Industries	202,422	410,300
GAIL India	682,031	1,394,788
Greenply Industries	21,297	61,342
Gujarat Ambuja Exports	60,892	207,620
Gujarat Narmada Valley Fertilizers
& Chemicals	131,154	1,452,173
HIL	2,577	134,404
Housing Development Finance	327,093	10,227,572
ICICI Lombard General Insurance	232,305	4,052,338
Indian Oil	1,423,444	2,221,281
INEOS Styrolution India	10,204	130,529
JK Lakshmi Cement	72,262	451,449
Kirloskar Industries	1,576	32,149
KPIT Technologies	123,203	969,201
Mangalam Cement	6,512	33,203
Mphasis	621	27,475
National Aluminium	1,773,827	2,825,537
Oracle Financial Services Software	1,076	50,693
Persistent Systems	6,074	379,890
Polyplex	7,812	248,413
Rupa & Co.	325	1,865
Savita Oil Technologies	4,870	67,144
Shree Digvijay Cement	11,266	10,211
Siyaram Silk Mills	21,831	120,155
Sonata Software	21,610	209,631
Tanla Platforms	6,083	121,299
Technocraft Industries India †	2,371	30,644
Triveni Engineering & Industries	59,439	242,625
Vardhman Textiles	19,495	111,611
Yasho Industries	10	252
		27,878,108
Indonesia – 0.23%
Adaro Energy Indonesia	1,716,000	321,395
Bank Tabungan Negara Persero	577,900	68,788
Bukit Asam	1,230,200	281,102
Telkom Indonesia Persero	1,590,400	505,988
Timah †	373,374	47,235
United Tractors	516,200	916,260
		2,140,768
Iraq – 0.00%
Gulf Keystone Petroleum	9,433	29,327
		29,327

	Number of
	shares	Value (US $)
Common StocksΔ (continued)
Ireland – 2.83%
CRH	116,382	$4,641,914
CRH (London Stock Exchange)	87,683	3,502,206
Kingspan Group	94,496	9,236,685
Ryanair Holdings ADR †	101,377	8,831,964
		26,212,769
Israel – 1.25%
Bank Leumi Le-Israel	556,409	5,994,033
Bezeq The Israeli
Telecommunication †	88,409	151,490
Check Point Software
Technologies †	19,591	2,708,652
Duniec Brothers	1,067	70,201
FIBI Holdings	7,012	338,710
ICL Group	126,742	1,506,656
Israel †	731	422,842
ZIM Integrated Shipping Services	5,138	373,584
		11,566,168
Italy – 1.51%
Aeffe †	3,967	8,450
Banca IFIS	8,999	183,996
Eni	589,433	8,595,835
FinecoBank Banca Fineco	311,196	4,720,871
Immobiliare Grande Distribuzione
SIIQ †	17,341	83,329
MFE-MediaForEurope Class A †	218,942	153,492
Recordati Industria Chimica e
Farmaceutica	5,628	282,185
		14,028,158
Japan – 11.41%
A&A Material	1,800	13,049
A&D HOLON Holdings	9,400	73,869
Achilles	3,900	40,353
Advanced Media †	6,500	31,720
AGS	3,000	19,512
Aichi Bank	1,000	36,985
Aizawa Securities Group	3,500	20,943
Akatsuki	2,700	63,800
Alps Alpine	44,200	435,175
Alps Logistics	3,100	27,176
Amano	5,400	96,561
Anest Iwata	7,200	48,733
Arisawa Manufacturing	11,000	85,884
Avant	2,000	22,001
Bank of Nagoya	1,100	25,874
BIPROGY	9,600	243,558
BML	8,100	204,341
Brother Industries	54,300	987,468
Canon	249,100	6,071,562
Canon Marketing Japan	3,500	71,890
Chiba Kogyo Bank	10,300	22,051
Computer Engineering &
Consulting	5,700	59,613
Cosel	6,400	42,085
CTI Engineering	2,000	37,186
Cybernet Systems	600	3,631
Dai Nippon Toryo	4,200	26,918
Dai-ichi Life Holdings	18,100	367,806
Daiken	2,200	38,994
Daito Trust Construction	3,300	350,277
Daitron	3,000	46,134
Daiwa House Industry	19,800	516,160
Daiwa Industries	4,700	41,732
Densan System Holdings	1,200	25,336
Denso	113,300	7,228,553
Digital Holdings	2,200	25,025
Disco	6,800	1,901,535
Doshisha	6,100	74,578
Eizo	13,400	392,218
Elecom	23,800	285,867
Elematec	9,800	83,296
en Japan	7,100	170,235
Enplas	5,300	117,270
FANUC	37,600	6,599,173
FFRI Security †	2,100	19,875
France Bed Holdings	5,600	39,625
Fudo Tetra	3,700	46,050
Fujikura †	68,340	345,903
Fujitsu	28,400	4,255,051
Fuso Pharmaceutical Industries	600	10,732
Gakujo	2,600	21,136
Glory	9,000	152,095
H.U. Group Holdings	7,600	180,499
Hino Motors	13,800	80,672
Hioki EE	700	39,961
Hisamitsu Pharmaceutical	1,700	50,620
Hito Communications Holdings	2,000	29,386
Hosokawa Micron	1,900	41,455
Ichiken	3,100	47,202
Ichiyoshi Securities	15,600	78,825
ID Holdings	3,000	20,708
Ines	3,900	51,940
I-Net	2,300	23,989
Infocom	7,000	120,469
Internet Initiative Japan	14,500	481,587
I-PEX	9,200	109,658
ISB	3,100	28,544
Ishihara Sangyo Kaisha	3,600	31,429
Itfor	8,900	57,085

Schedules of investments
Optimum International Fund

	Number of
	shares	Value (US $)
Common StocksΔ (continued)
Japan (continued)
IwaiCosmo Holdings	3,800	$41,329
J Trust	48,900	140,080
JAC Recruitment	8,500	128,389
Japan Exchange Group	277,400	5,150,738
Japan Post Insurance	21,700	377,909
Japan System Techniques	3,900	80,998
JK Holdings	2,300	22,538
Kaga Electronics	2,900	76,653
Kanaden	2,900	23,538
Kanamoto	9,800	160,121
Kandenko	6,700	45,710
Kanematsu	3,100	33,912
Kanematsu Electronics	5,700	178,549
Koa	4,500	52,325
Kokuyo	21,500	283,085
Konoike Transport	8,800	82,689
Kyokuto Securities	8,400	50,320
Marvelous	9,000	53,041
Maxell	4,400	43,075
Mazda Motor	162,500	1,194,472
Meitec	900	48,754
Melco Holdings	3,200	102,181
MIMAKI ENGINEERING	12,800	71,366
Miraial	2,100	29,827
Miroku Jyoho Service	14,900	172,725
Mitsubishi Electric	181,000	2,075,863
Mitsubishi Research Institute	8,400	274,487
Mixi	34,600	620,998
MonotaRO	318,200	6,829,315
MORESCO	2,700	25,114
Morningstar Japan	5,600	26,754
Nachi-Fujikoshi	2,200	75,101
Naigai Trans Line	1,600	24,983
Nice	1,400	22,388
Nidec	85,500	6,753,053
Nihon House Holdings	7,300	26,994
Nihon Kohden	5,400	129,718
Nikkon Holdings	3,100	51,730
Nikon	124,000	1,324,076
Nintendo	9,800	4,946,668
Nippon Gas	5,900	71,998
Nippon Steel Trading	1,000	43,287
Nippon Telegraph & Telephone	57,600	1,673,505
Nissei ASB Machine	1,100	27,864
Nissei Plastic Industrial	2,800	23,057
Nisshinbo Holdings	68,300	591,493
Nisso	5,600	34,373
Nitto Seiko	6,700	27,539
NS Solutions	5,400	161,826
OBIC Business Consultants	600	20,853
Okabe	5,100	28,766
Okamura	5,500	54,307
Okinawa Cellular Telephone	1,900	76,780
Osaki Electric	19,600	74,842
Otsuka Holdings	9,600	331,659
Pilot	3,900	167,483
Pronexus	2,600	22,529
Recruit Holdings	31,700	1,377,271
Rheon Automatic Machinery	7,100	58,888
Riken	3,300	65,862
Rohm	800	62,112
Ryobi	5,200	45,380
Sakai Moving Service	900	31,146
Sanshin Electronics	5,700	74,769
Sanwa Holdings	7,000	70,845
Sanyo Denki	1,900	75,975
SCREEN Holdings	5,000	498,376
Seiko Epson	89,000	1,337,039
Sekisui Kasei	7,100	25,327
Shibuya	4,100	81,546
Shikoku Bank	5,800	35,278
Shimano	28,600	6,549,639
Shindengen Electric Manufacturing	6,100	154,189
Shinnihon	4,000	23,826
Shiseido	93,500	4,722,543
Shofu	1,800	22,982
SIGMAXYZ Holdings	1,400	13,044
SMC	13,200	7,378,722
SMK	1,300	23,702
Soda Nikka	4,600	24,279
Sodick	12,100	77,246
Soliton Systems KK	16,300	217,424
Sompo Holdings	13,100	575,620
Sony Group	91,100	9,371,978
Space	2,900	22,834
Sprix	2,700	29,349
SRA Holdings	3,400	77,184
Star Micronics	10,200	127,963
Studio Alice	1,300	23,240
Sumitomo Realty & Development	4,300	119,004
Sun-Wa Technos	2,700	29,590
Takaoka Toko	1,800	21,661
Takara Standard	12,700	131,473
T-Gaia	30,550	408,185
TOA ROAD	600	23,649
Tochigi Bank	15,400	27,753
Toho Gas	5,900	131,323
Tokio Marine Holdings	7,400	430,630
Tokuyama	3,900	54,570
Tokyo Seimitsu	7,700	304,317

	Number of
	shares	Value (US $)
Common StocksΔ (continued)
Japan (continued)
Topcon	8,900	$112,753
Toshiba TEC	2,900	116,120
Transcosmos	7,200	186,980
TRE Holdings	2,800	45,260
Trend Micro	15,300	893,491
Trusco Nakayama	3,200	62,612
Tsubakimoto Chain	2,600	64,704
TV Asahi Holdings	7,100	87,330
Uchida Yoko	1,100	43,645
Union Tool	1,800	55,899
UNITED	4,400	66,614
Unitika †	9,900	23,459
Usen-Next Holdings	6,300	130,567
VINX	2,800	26,436
Wakita & Co.	3,000	24,542
Wowow	2,000	26,274
YAMADA Consulting Group	1,600	15,436
Yamaichi Electronics	4,000	60,611
Yushin Precision Equipment	6,700	36,788
Zenrin	8,800	71,549
		105,833,153
Luxembourg – 0.57%
Eurofins Scientific	49,452	4,891,930
RTL Group	7,146	396,199
		5,288,129
Malaysia – 0.11%
Hap Seng Plantations Holdings	6,900	4,145
Hong Leong Financial Group	60,700	282,947
Kuala Lumpur Kepong	67,300	403,344
Magni-Tech Industries	37,800	17,415
Sime Darby	258,000	146,950
Ta Ann Holdings	130,900	160,327
United Plantations	6,700	23,899
		1,039,027
Mexico – 0.40%
Alpek	418,701	575,740
Arca Continental	76,606	519,912
Grupo Financiero Inbursa Class O
†	198,588	415,347
Ternium ADR	47,180	2,153,767
		3,664,766
Netherlands – 5.28%
Adyen †	2,425	4,803,185
ASML Holding	13,536	9,045,051
Brunel International	4,916	59,665
EXOR	50,680	3,852,679
Heineken Holding	40,196	3,147,477
IMCD	60,432	10,309,243
Randstad	67,178	4,041,087
TKH Group CVA	850	47,453
Topicus.com †	64,090	4,780,540
Van Lanschot Kempen CVA	1,316	35,022
Wolters Kluwer	82,588	8,804,412
		48,925,814
New Zealand – 0.00%
Channel Infrastructure NZ †	20,418	14,716
Skellerup Holdings	6,325	26,170
		40,886
Norway – 1.32%
Aker BP	7,789	290,521
Aker Carbon Capture †	1,992,250	5,123,433
Equinor	163,070	6,088,489
Norsk Hydro	72,851	707,811
		12,210,254
Panama – 0.43%
Copa Holdings Class A †	47,167	3,945,048
		3,945,048
Philippines – 0.01%
Ginebra San Miguel	33,690	72,270
		72,270
Poland – 0.71%
Alior Bank †	12,155	131,727
Asseco Poland	25,982	498,709
Bank Handlowy w Warszawie	6,409	97,300
Bank Millennium †	100,051	156,831
Bank Polska Kasa Opieki	49,578	1,325,221
Budimex	941	49,964
Grupa Azoty †	26,566	269,729
Grupa Lotos †	5,149	71,632
ING Bank Slaski	956	53,511
KRUK	3,664	271,134
LiveChat Software	806	19,571
mBank †	8,403	700,787
PGE Polska Grupa Energetyczna
†	72,911	157,041
Polskie Gornictwo Naftowe i
Gazownictwo	167,515	246,259
Powszechny Zaklad Ubezpieczen	319,276	2,555,859
Wielton	8,434	16,259
		6,621,534
Republic of Korea – 5.06%
BNK Financial Group	55,107	358,737
Coupang †	213,287	3,770,914
Creas F&C	894	32,938
Daechang Forging	7,219	27,102

Schedules of investments
Optimum International Fund

	Number of
	shares	Value (US $)
Common StocksΔ (continued)
Republic of Korea (continued)
DGB Financial Group	8,243	$63,002
Hana Financial Group	9,782	389,061
Handsome	3,352	98,135
HYUNDAI	1,360	18,371
Hyundai Engineering &
Construction	53,181	2,081,992
JB Financial Group	46,074	319,296
KB Financial Group	79,118	3,964,912
Keyang Electric Machinery =, †	9,000	26,620
Kolon Industries	3,419	177,219
KT	147,921	4,332,677
KT ADR	210,130	3,013,264
LG Electronics	30,003	2,951,196
LX Semicon	4,179	494,719
NH Investment & Securities	60,594	566,587
POSCO Holdings	14,698	3,525,664
Sambo Corrugated Board	3,798	42,852
Samsung Card	13,434	357,247
Samsung Electronics	197,569	11,305,488
Sangsangin	14,436	112,725
SeAH Holdings	322	30,083
Shinhan Financial Group	233,517	7,932,278
SIMMTECH HOLDINGS	14,030	65,817
Woori Financial Group	66,908	838,605
		46,897,501
Russia – 0.00%
Magnit PJSC GDR =	161,296	0
MMC Norilsk Nickel PJSC ADR =	100,954	0
		0
Singapore – 0.03%
IGG	192,000	90,968
Riverstone Holdings	143,000	104,453
Samudera Shipping Line	198,400	127,559
		322,980
South Africa – 1.91%
AECI	18,805	150,507
African Rainbow Minerals	5,071	99,303
Anglo American	156,607	8,137,673
Discovery †	670,889	8,357,058
Motus Holdings	19,058	139,904
Ninety One	16,741	56,149
Omnia Holdings	7,530	38,752
Sappi †	87,489	340,676
Sasol †	17,333	419,044
		17,739,066
Spain – 0.82%
Amadeus IT Group †	107,781	7,007,716
Laboratorios Farmaceuticos Rovi	7,439	551,240
		7,558,956
Sweden – 2.37%
Atlas Copco Class B	193,907	8,793,593
Careium †	276	491
Doro †	416	1,195
Epiroc Class B	395,861	7,147,043
Getinge Class B	88,134	3,511,168
Instalco	115	860
Paradox Interactive	4	76
Telefonaktiebolaget LM Ericsson
Class B	275,926	2,515,216
		21,969,642
Switzerland – 7.45%
Cie Financiere Richemont	62,082	7,869,197
Comet Holding	415	119,845
EFG International †	3,470	26,740
Huber + Suhner	2,665	249,285
Kuehne + Nagel International	47,846	13,584,875
Leonteq	1,259	100,802
Nestle	95,803	12,456,178
Rieter Holding †	469	75,898
Roche Holding	38,950	15,411,030
Sonova Holding	17,000	7,101,552
Straumann Holding	2,626	4,192,901
Tecan Group	421	166,438
Temenos	48,965	4,709,931
Wizz Air Holdings †	55,557	2,094,737
Zehnder Group	11,237	971,332
		69,130,741
Taiwan – 6.62%
Acer	2,665,000	2,762,306
Arcadyan Technology	177,000	743,886
ASPEED Technology	6,000	675,414
Asustek Computer	467,000	6,058,704
C Sun Manufacturing	55,085	94,454
Chicony Electronics	79,000	246,256
ChipMOS Technologies	1,527,000	2,706,544
CTBC Financial Holding	1,799,000	1,833,371
Evergreen Marine Taiwan	873,000	4,057,844
Everlight Electronics	59,000	99,455
Formosan Rubber Group	56,000	43,838
Fubon Financial Holding	369,148	980,169
General Interface Solution Holding	140,000	464,879
Gigabyte Technology	8,000	35,647
Greatek Electronics	11,000	28,283
Hon Hai Precision Industry	1,195,000	4,387,837
Lite-On Technology	885,000	2,091,056

	Number of
	shares	Value (US $)
Common StocksΔ (continued)
Taiwan (continued)
Macronix International	395,000	$545,778
Nanya Technology	126,000	300,570
Novatek Microelectronics	260,000	3,822,967
Pegatron	138,000	347,492
Pou Chen	712,000	779,464
Powertech Technology	151,000	497,407
Radiant Opto-Electronics	19,000	68,247
Realtek Semiconductor	149,000	2,213,362
Sea ADR †	30,687	3,675,996
Silicon Motion Technology ADR	24,012	1,604,482
Sitronix Technology	5,000	50,019
Taishin Financial Holding	1,971,000	1,402,125
Taiwan Semiconductor
Manufacturing	794,000	16,287,736
Topco Scientific	22,000	129,637
Unitech Computer	40,000	51,155
Weblink International	15,000	22,347
Wholetech System Hitech	119,000	216,531
Yield Microelectronics †	12,525	39,733
Yuanta Financial Holding	2,216,080	2,030,229
		61,395,220
Thailand – 0.61%
Advanced Information Technology
NVDR	276,200	61,793
Bangkok Bank NVDR	888,500	3,636,632
Krung Thai Bank NVDR	1,077,430	444,820
PTT Exploration & Production
NVDR	50,500	217,586
PTT Global Chemical NVDR	77,600	117,979
PTT NVDR	139,500	160,764
Siam Commercial Bank NVDR	262,400	894,794
Somboon Advance Technology
NVDR	176,900	110,365
		5,644,733
Turkey – 0.04%
Anadolu Efes Biracilik Ve Malt
Sanayii	29,808	54,476
KOC Holding	103,421	279,563
Yapi ve Kredi Bankasi	191,094	53,097
		387,136
Ukraine – 0.19%
Ferrexpo	741,228	1,799,654
		1,799,654
United Arab Emirates – 0.11%
Dubai Islamic Bank PJSC	244,953	410,215
Emirates NBD Bank PJSC	143,887	585,494
		995,709
United Kingdom – 2.57%
888 Holdings	6,188	14,998
AG Barr	8,562	59,927
Bloomsbury Publishing	7,978	44,335
Endava ADR †	25,836	3,436,963
Experian	180,214	6,942,857
Frasers Group †	15,284	126,495
Gem Diamonds	5,047	3,753
Greggs	7,101	228,067
Howden Joinery Group	140,053	1,404,036
Indivior †	330,484	1,216,461
Investec	312,725	2,076,772
Just Eat Takeaway.com †	31,006	1,046,766
Man Group	188,536	575,342
Ninety One	13,874	46,439
Oxford Nanopore Technologies †	407,516	2,119,462
Polar Capital Holdings	20,918	170,644
Prudential	291,031	4,296,571
		23,809,888
United States – 3.07%
Atlassian Class A †	19,355	5,687,080
GlaxoSmithKline	10,234	221,432
GlaxoSmithKline ADR	122,521	5,337,015
Inmode †	630	23,253
James Hardie Industries CDI	187,773	5,632,834
Jasper Infotech =, †, π	225,780	305,195
Jasper Infotech Series G =, †, π	74,730	101,015
JBS	725,900	5,715,964
Sims	84,858	1,367,788
Spotify Technology †	26,743	4,038,728
Viemed Healthcare †	11,948	60,115
		28,490,419
Total Common Stocks
(cost $950,888,319)		899,577,853

Preferred Stocks – 1.41%Δ
Brazil – 1.40%
Braskem Class A 16.93% ω	465,016	4,321,937
Cia Paranaense de Energia 9.68%
ω	826,300	1,319,012
Petroleo Brasileiro 17.29% ω	1,049,200	7,356,002
		12,996,951
Germany – 0.01%
Jungheinrich 1.07% ω	3,027	87,654
Villeroy & Boch 5.71% ω	733	19,369
		107,023
Total Preferred Stocks
(cost $10,350,914)		13,103,974

Schedules of investments
Optimum International Fund

	Number of
	shares	Value (US $)
Warrants – 0.00%
Malaysia – 0.00%
BP Plastics Holding,
expiration date 12/14/26 †	9,340	$766
Total Warrants
(cost $0)		766

Short-Term Investments – 0.77%
Money Market Mutual Funds – 0.77%
BlackRock FedFund – Institutional
Shares (seven-day effective
yield 0.23%)	1,777,349	1,777,349
Fidelity Investments Money Market
Government Portfolio – Class I
(seven-day effective yield
0.12%)	1,777,349	1,777,349
GS Financial Square Government
Fund – Institutional Shares
(seven-day effective yield
0.25%)	1,777,350	1,777,350
Morgan Stanley Government
Portfolio – Institutional Share
Class (seven-day effective yield
0.23%)	1,777,349	1,777,349
Total Short-Term Investments
(cost $7,109,397)		7,109,397
Total Value of Securities–99.17%
(cost $968,348,630)		$919,791,990

Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 13 in “Security type / country and sector allocations.”
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2022, the aggregate value of restricted securities was $406,210 which represented percentage of 0.04% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
ω	Perpetual security with no stated maturity date.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Jasper Infotech	5/7/14	$999,482	$305,195
Jasper Infotech Series G	10/29/14	396,443	101,015
Total		$1,395,925	$406,210

The following foreign currency exchange contracts were outstanding at March 31, 2022:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
BNYM	AUD	(88,090)	USD	66,134	4/1/22	$216	$–
BNYM	DKK	(470,954)	USD	70,681	4/1/22	640	–
BNYM	GBP	(32,875)	USD	43,203	4/4/22	18	–
BNYM	JPY	(2,738,925)	USD	22,444	4/1/22	–	(54)
BNYM	JPY	(3,850,830)	USD	31,653	4/4/22	20	–
BNYM	TWD	(463,664)	USD	16,208	4/1/22	25	–
JPMCB	JPY	(21,049,637)	USD	172,759	4/1/22	–	(150)
SSB	JPY	29,995,373	USD	(246,125)	4/1/22	267	–
Total Foreign Currency Exchange Contracts						$1,186	$(204)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of abbreviations:
ADR – American Depositary Receipt
BNYM – Bank of New York Mellon

Summary of abbreviations: (continued)
CDI – CHESS Depositary Interest
CVA – Certified Dutch Certificate
GDR – Global Depositary Receipt
GS – Goldman Sachs
JPMCB – JPMorgan Chase Bank
NVDR – Non-Voting Depositary Receipt
PJSC – Private Joint Stock Company
SSB – State Street Bank

Summary of currencies:
AUD – Australian Dollar
DKK – Danish Krone
GBP – British Pound Sterling
JPY – Japanese Yen
TWD – New Taiwan Dollar
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Optimum Large Cap Growth Fund

March 31, 2022

	Number of
	shares	Value (US $)
Common Stocks – 97.28% ◆
Communication Services – 13.42%
Activision Blizzard	61,390	$4,917,953
Alphabet Class A †	17,425	48,465,023
Alphabet Class C †	14,760	41,224,532
Match Group †	69,470	7,554,168
Meta Platforms Class A †	312,335	69,450,811
Netflix †	94,211	35,290,498
ROBLOX Class A †	83,635	3,867,282
Sea ADR †	177,234	21,230,861
Snap Class A †	376,072	13,534,831
Spotify Technology †	51,062	7,711,383
Walt Disney †	98,310	13,484,200
		266,731,542
Consumer Discretionary – 21.47%
Advance Auto Parts	66,630	13,789,745
Airbnb Class A †	29,681	5,098,009
Alibaba Group Holding ADR †	79,380	8,636,544
Amazon.com †	60,501	197,230,235
Aptiv †	105,833	12,669,268
Booking Holdings †	3,371	7,916,625
Carvana †	14,299	1,705,728
Chipotle Mexican Grill †	7,048	11,150,147
Coupang †	166,373	2,941,475
DoorDash Class A †	62,646	7,341,485
Expedia Group †	37,423	7,322,558
Ferrari	36,132	7,880,028
Las Vegas Sands †	135,643	5,272,443
Lululemon Athletica †	27,636	10,093,496
Magic Leap Class A =	2,058	37,542
NIKE Class B	113,000	15,205,280
Peloton Interactive Class A †	145,801	3,852,062
Rivian Automotive Class A †	172,404	8,661,577
Ross Stores	160,069	14,479,842
Tesla †	47,662	51,360,571
Tractor Supply	73,110	17,061,681
Ulta Beauty †	27,545	10,968,970
Wynn Resorts †	75,998	6,060,080
		426,735,391
Consumer Staples – 0.82%
Monster Beverage †	203,220	16,237,278
		16,237,278
Financials – 1.15%
MarketAxess Holdings	5,562	1,892,193
S&P Global	48,446	19,871,580
Tradeweb Markets Class A	12,652	1,111,731
		22,875,504
Healthcare – 11.61%
Alcon	185,020	14,677,637
Align Technology †	14,914	6,502,504
Argenx ADR †	10,454	3,296,251
AstraZeneca ADR	38,667	2,565,169
Avantor †	152,135	5,145,206
BioMarin Pharmaceutical †	23,890	1,841,919
Cigna	23,212	5,561,827
Dexcom †	32,700	16,729,320
Eli Lilly & Co.	36,032	10,318,484
HCA Healthcare	29,896	7,492,535
Humana	14,345	6,242,514
Insulet †	10,205	2,718,510
Intuitive Surgical †	106,914	32,253,815
Stryker	38,663	10,336,553
Thermo Fisher Scientific	50,230	29,668,349
UnitedHealth Group	97,569	49,757,263
Zoetis	135,600	25,572,804
		230,680,660
Industrials – 7.03%
Airbus †	61,998	7,481,205
Cintas	6,111	2,599,558
Eaton	113,290	17,192,891
FedEx	35,282	8,163,902
Generac Holdings †	24,083	7,158,913
Raytheon Technologies	191,090	18,931,286
Roper Technologies	18,258	8,621,975
TransUnion	66,089	6,829,637
Uber Technologies †	386,345	13,784,790
United Parcel Service Class B	120,980	25,945,371
Verisk Analytics	13,655	2,930,773
WW Grainger	38,970	20,100,336
		139,740,637
Information Technology – 41.06%
Adobe †	52,540	23,938,275
Advanced Micro Devices †	115,833	12,665,180
Apple	643,338	112,333,248
ASML Holding	44,725	29,873,169
Atlassian Class A †	84,467	24,818,939
Bill.com Holdings †	14,006	3,176,421
Black Knight †	106,118	6,153,783
Block †	18,228	2,471,717
Block CDI †	40,772	5,654,343
Ceridian HCM Holding †	33,688	2,302,912
Datadog Class A †	36,060	5,462,008
Fidelity National Information
Services	85,590	8,594,948
Fiserv †	103,362	10,480,907
Global Payments	36,617	5,010,670
HashiCorp Class A †	9,008	486,432
Intel	191,300	9,480,828
Intuit	46,142	22,186,919

	Number of
	shares	Value (US $)
Common Stocks ◆ (continued)
Information Technology (continued)
Mastercard Class A	48,195	$17,223,929
Microsoft	550,935	169,858,770
Monday.com †	10,416	1,646,457
MongoDB †	17,382	7,710,481
NVIDIA	266,792	72,796,865
NXP Semiconductors	26,300	4,867,604
Palo Alto Networks †	54,770	34,094,873
PayPal Holdings †	144,010	16,654,757
Salesforce †	220,852	46,891,297
SentinelOne Class A †	126,970	4,918,818
ServiceNow †	29,007	16,153,708
Snowflake Class A †	18,900	4,330,557
Splunk †	113,845	16,918,505
Taiwan Semiconductor
Manufacturing ADR	20,556	2,143,169
Teledyne Technologies †	24,307	11,488,217
Toast Class A †	4,618	100,349
Trade Desk Class A †	80,835	5,597,824
Twilio Class A †	15,131	2,493,740
UiPath Class A †	234,116	5,054,564
Unity Software †	81,400	8,075,694
Visa Class A	283,613	62,896,855
Workday Class A †	72,195	17,287,815
Zoom Video Communications
Class A †	14,080	1,650,598
		815,946,145
Real Estate – 0.72%
Equinix	19,380	14,372,596
		14,372,596
Total Common Stocks
(cost $1,231,605,514)		1,933,319,753

Short-Term Investments – 2.53%
Money Market Mutual Funds – 2.53%
BlackRock FedFund –
Institutional Shares (seven-
day effective yield 0.23%)	12,565,968	12,565,968
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day
effective yield 0.12%)	12,565,969	12,565,969
GS Financial Square
Government Fund –
Institutional Shares (seven-
day effective yield 0.25%)	12,565,969	12,565,969
Morgan Stanley Government
Portfolio – Institutional Share
Class (seven-day effective
yield 0.23%)	12,565,969	12,565,969
Total Short-Term Investments
(cost $50,263,875)		50,263,875
Total Value of
Securities–99.81%
(cost $1,281,869,389)		$1,983,583,628

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

The following foreign currency exchange contracts were outstanding at March 31, 2022:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Depreciation
BNYM	EUR	356,112	USD	(396,129)	4/1/22	$(2,169)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of abbreviations:
ADR – American Depositary Receipt
BNYM – Bank of New York Mellon

Schedules of investments
Optimum Large Cap Growth Fund

Summary of abbreviations: (continued)
CDI – CHESS Depositary Interest
GS – Goldman Sachs
S&P – Standard & Poor’s Financial Services LLC

Summary of currencies:
EUR – European Monetary Unit
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund

March 31, 2022

	Number of
	shares	Value (US $)
Common Stocks – 98.27%
Communication Services – 5.33%
Alphabet Class A †	10,092	$28,069,384
Charter Communications
Class A †	13,403	7,311,605
Comcast Class A	901,376	42,202,424
Verizon Communications	300,257	15,295,092
Walt Disney †	129,677	17,786,497
		110,665,002
Consumer Discretionary – 3.46%
Darden Restaurants	66,301	8,814,718
General Motors †	243,942	10,670,023
Lowe's	130,916	26,469,906
Marriott International Class A †	57,390	10,086,293
Target	74,319	15,771,978
		71,812,918
Consumer Staples – 5.24%
Archer-Daniels-Midland	45,268	4,085,890
Colgate-Palmolive	86,874	6,587,655
Diageo	304,251	15,433,004
Kimberly-Clark	60,962	7,508,080
Mondelez International Class A	157,212	9,869,769
Nestle	124,569	16,196,295
PepsiCo	142,820	23,905,212
Procter & Gamble	53,488	8,172,966
Reckitt Benckiser Group	65,432	4,991,543
Tyson Foods Class A	135,300	12,126,939
		108,877,353
Energy – 5.75%
Chevron	147,955	24,091,513
ConocoPhillips	356,362	35,636,200
EOG Resources	209,951	25,032,458
Phillips 66	79,905	6,902,993
Pioneer Natural Resources	41,241	10,311,487
Schlumberger	423,411	17,491,108
		119,465,759
Financials – 23.88%
Allstate	82,359	11,407,545
American Express	149,528	27,961,736
Aon Class A	85,861	27,958,917
Bank of America	729,162	30,056,058
Berkshire Hathaway Class B †	40,256	14,206,745
BlackRock	39,404	30,111,355
Charles Schwab	211,365	17,820,183
Chubb	108,663	23,243,016
Citigroup	230,316	12,298,874
Goldman Sachs Group	31,812	10,501,141
Hartford Financial Services
Group	194,896	13,995,482
Intercontinental Exchange	101,038	13,349,141
JPMorgan Chase & Co.	495,857	67,595,226
KKR & Co.	93,807	5,484,895
Marsh & McLennan	134,219	22,873,602
Moody's	16,287	5,495,397
Morgan Stanley	204,378	17,862,637
Nasdaq	88,601	15,788,698
PNC Financial Services Group	65,669	12,112,647
Progressive	171,790	19,582,342
Prudential Financial	116,642	13,783,585
State Street	178,786	15,575,836
Travelers	126,098	23,041,888
Truist Financial	352,014	19,959,194
US Bancorp	105,604	5,612,853
Wells Fargo & Co.	373,487	18,099,180
		495,778,173
Healthcare – 19.05%
Abbott Laboratories	122,552	14,505,255
AbbVie	101,796	16,502,150
AmerisourceBergen	88,612	13,709,162
Baxter International	170,872	13,249,415
Boston Scientific †	221,518	9,811,032
Bristol-Myers Squibb	227,437	16,609,724
Cigna	88,643	21,239,749
CVS Health	191,879	19,420,074
Danaher	51,202	15,019,083
Eli Lilly & Co.	46,443	13,299,882
Horizon Therapeutics †	65,943	6,937,863
Johnson & Johnson	329,255	58,353,864
McKesson	44,284	13,556,661
Medtronic	327,396	36,324,586
Merck & Co.	313,405	25,714,880
Pfizer	463,572	23,999,122
Roche Holding	8,639	3,418,123
Thermo Fisher Scientific	73,019	43,128,672
UnitedHealth Group	60,216	30,708,353
		395,507,650
Industrials – 15.18%
Canadian National Railway	48,545	6,511,826
Caterpillar	61,847	13,780,748
CSX	358,659	13,431,780
Eaton	102,205	15,510,631
Emerson Electric	114,412	11,218,097
Equifax	50,496	11,972,602
General Dynamics	20,956	5,054,168
Honeywell International	172,775	33,618,559
Illinois Tool Works	71,983	15,073,240
Johnson Controls International	204,087	13,381,985
Lockheed Martin	21,559	9,516,143
Masco	121,139	6,178,089

Schedules of investments
Optimum Large Cap Value Fund

	Number of
	shares	Value (US $)
Common Stocks (continued)
Industrials (continued)
Northrop Grumman	84,469	$37,776,226
Otis Worldwide	39,029	3,003,282
Owens Corning	93,412	8,547,198
PACCAR	56,505	4,976,395
Parker-Hannifin	53,245	15,108,801
Quanta Services	151,103	19,886,666
Raytheon Technologies	90,130	8,929,179
Southwest Airlines †	219,754	10,064,733
Stanley Black & Decker	55,652	7,779,593
Textron	167,230	12,438,567
Trane Technologies	61,038	9,320,503
Union Pacific	80,843	22,087,116
		315,166,127
Information Technology – 8.45%
Accenture Class A	71,766	24,201,648
Analog Devices	43,364	7,162,866
Broadcom	19,147	12,056,483
Cisco Systems	198,485	11,067,524
Fidelity National Information
Services	76,534	7,685,544
Global Payments	76,575	10,478,523
Intel	255,847	12,679,777
Micron Technology	146,381	11,401,616
Microsoft	46,731	14,407,635
Motorola Solutions	59,623	14,440,691
NXP Semiconductors	50,019	9,257,516
ON Semiconductor †	251,121	15,722,686
Texas Instruments	136,011	24,955,298
		175,517,807
Materials – 3.96%
Air Products and Chemicals	43,221	10,801,360
DuPont de Nemours	152,855	11,247,071
Huntsman	302,974	11,364,555
International Flavors &
Fragrances	29,535	3,878,832
Martin Marietta Materials	35,734	13,753,659
PPG Industries	106,159	13,914,260
Sherwin-Williams	44,128	11,015,231
Westrock	133,711	6,288,428
		82,263,396
Real Estate – 2.40%
American Tower	32,802	8,240,518
Boston Properties	76,561	9,861,057
Equity LifeStyle Properties	90,962	6,956,774
Prologis	122,483	19,778,555
Public Storage	12,595	4,915,576
		49,752,480
Utilities – 5.57%
American Electric Power	80,200	8,001,554
Dominion Energy	192,494	16,356,215
Duke Energy	361,803	40,398,923
NextEra Energy	173,670	14,711,586
Southern	247,362	17,936,219
Xcel Energy	253,525	18,296,899
		115,701,396
Total Common Stocks
(cost $1,325,403,853)		2,040,508,061

Short-Term Investments – 1.50%
Money Market Mutual Funds – 1.50%
BlackRock FedFund –
Institutional Shares (seven-
day effective yield 0.23%)	7,799,920	7,799,920
Fidelity Investments Money
Market Government Portfolio
– Class I (seven-day effective
yield 0.12%)	7,799,918	7,799,918
GS Financial Square
Government Fund –
Institutional Shares (seven-
day effective yield 0.25%)	7,799,918	7,799,918
Morgan Stanley Government
Portfolio – Institutional Share
Class (seven-day effective
yield 0.23%)	7,799,919	7,799,919
Total Short-Term Investments
(cost $31,199,675)		31,199,675
Total Value of
Securities–99.77%
(cost $1,356,603,528)		$2,071,707,736

†	Non-income producing security.

Summary of abbreviations:

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund

March 31, 2022

	Number of
	shares	Value (US $)
Common Stocks – 98.70% ◆
Communication Services – 3.58%
Bumble Class A †	151,597	$4,393,281
Endeavor Group Holdings
Class A †	190,195	5,614,556
Lions Gate Entertainment
Class B †	111,369	1,673,876
PubMatic Class A †	104,315	2,724,708
ZoomInfo Technologies Class A †	139,602	8,339,824
Zynga Class A †	429,977	3,972,987
		26,719,232
Consumer Discretionary – 9.37%
Academy Sports & Outdoors	63,980	2,520,812
American Eagle Outfitters	149,801	2,516,657
Boot Barn Holdings †	43,857	4,157,205
Burlington Stores †	12,955	2,360,012
Callaway Golf †	110,158	2,579,900
Churchill Downs	26,107	5,790,011
Five Below †	14,217	2,251,546
Fox Factory Holding †	22,313	2,185,558
Hayward Holdings †	146,540	2,435,495
Hyatt Hotels Class A †	71,888	6,861,710
International Game Technology	357,027	8,811,426
Mattel †	198,756	4,414,371
Media General CVR =, †	49,291	0
Monro	28,098	1,245,865
Ollie's Bargain Outlet Holdings †	48,750	2,094,300
Papa John's International	26,788	2,820,241
Planet Fitness Class A †	48,354	4,084,946
Skyline Champion †	51,580	2,830,710
Sleep Number †	25,739	1,305,225
Sonos †	64,097	1,808,817
Vail Resorts	13,174	3,428,797
Visteon †	31,428	3,429,738
		69,933,342
Consumer Staples – 3.16%
BJ's Wholesale Club Holdings †	102,959	6,961,058
elf Beauty †	126,419	3,265,403
Hostess Brands †	310,362	6,809,342
Lamb Weston Holdings	47,234	2,829,789
Performance Food Group †	72,822	3,707,368
		23,572,960
Energy – 2.13%
Callon Petroleum †	39,503	2,333,837
Matador Resources	144,337	7,646,975
Range Resources †	194,176	5,899,067
		15,879,879
Financials – 7.12%
Affiliated Managers Group	37,612	5,301,412
BRP Group Class A †	206,248	5,533,634
Essent Group	74,206	3,058,029
Evercore Class A	21,762	2,422,546
Focus Financial Partners Class A †	52,480	2,400,435
Goosehead Insurance Class A	39,844	3,130,543
Kinsale Capital Group	20,150	4,594,603
Open Lending Class A †	55,820	1,055,556
Palomar Holdings †	53,665	3,434,023
Ryan Specialty Group Holdings
Class A †	97,895	3,797,347
Stifel Financial	59,336	4,028,915
SVB Financial Group †	6,584	3,683,419
Tradeweb Markets Class A	45,223	3,973,745
Triumph Bancorp †	42,802	4,024,244
Virtu Financial Class A	73,020	2,717,804
		53,156,255
Healthcare – 25.58%
Adaptive Biotechnologies †	75,316	1,045,386
Allscripts Healthcare Solutions †	150,259	3,383,833
Alphatec Holdings †	490,218	5,637,507
Amicus Therapeutics †	189,649	1,795,976
AMN Healthcare Services †	31,400	3,275,962
AtriCure †	131,746	8,651,760
Avantor †	316,374	10,699,769
Avid Bioservices †	112,358	2,288,732
Axonics †	87,099	5,452,397
Axsome Therapeutics †	37,315	1,544,468
BioLife Solutions †	72,449	1,646,766
Bio-Techne	6,690	2,897,038
Blueprint Medicines †	29,093	1,858,461
Cerus †	340,454	1,869,092
CONMED	46,293	6,876,825
Cytokinetics †	49,964	1,839,175
Envista Holdings †	196,198	9,556,805
Evolent Health Class A †	476,933	15,404,936
Haemonetics †	44,320	2,801,910
HealthEquity †	50,782	3,424,738
Horizon Therapeutics †	90,446	9,515,824
ICON †	26,827	6,524,863
Inari Medical †	79,673	7,221,561
Insmed †	75,659	1,777,986
Inspire Medical Systems †	46,533	11,944,556
Ionis Pharmaceuticals †	30,035	1,112,496
Iovance Biotherapeutics †	59,563	991,724
Jazz Pharmaceuticals †	23,765	3,699,497
Maravai LifeSciences Holdings
Class A †	124,091	4,376,690
Mirati Therapeutics †	9,043	743,515
Neurocrine Biosciences †	21,248	1,992,000
Novocure †	9,893	819,635

Schedules of investments
Optimum Small-Mid Cap Growth Fund

	Number of
	shares	Value (US $)
Common Stocks ◆ (continued)
Healthcare (continued)
Oak Street Health †	59,268	$1,593,124
Omnicell †	34,675	4,490,066
Option Care Health †	237,857	6,793,196
Pacira BioSciences †	30,018	2,290,974
Phreesia †	77,356	2,039,104
Privia Health Group †	74,904	2,002,184
Sarepta Therapeutics †	22,319	1,743,560
Silk Road Medical †	99,235	4,097,413
Syneos Health †	65,242	5,281,340
Tactile Systems Technology †	71,056	1,432,489
Tandem Diabetes Care †	17,999	2,093,104
Tenet Healthcare †	102,774	8,834,453
Ultragenyx Pharmaceutical †	29,146	2,116,582
US Physical Therapy	23,793	2,366,214
ViewRay †	293,685	1,151,245
		190,996,931
Industrials – 17.08%
A O Smith	19,769	1,263,041
Acuity Brands	19,895	3,766,124
Advanced Drainage Systems	29,612	3,518,202
AECOM	107,740	8,275,509
ASGN †	49,167	5,738,281
Atkore †	27,187	2,676,288
AZEK †	66,366	1,648,531
Boise Cascade	33,970	2,359,896
Chart Industries †	52,571	9,030,121
Clarivate †	118,198	1,980,998
Core & Main Class A †	128,718	3,113,688
Dycom Industries †	27,706	2,639,274
FTI Consulting †	21,540	3,386,519
Herc Holdings	30,095	5,028,574
IAA †	37,952	1,451,664
ICF International	40,878	3,848,255
KAR Auction Services †	102,142	1,843,663
KBR	92,480	5,061,430
Knight-Swift Transportation
Holdings	52,210	2,634,517
Korn Ferry	29,679	1,927,354
Kratos Defense & Security
Solutions †	111,179	2,276,946
Masonite International †	34,737	3,089,509
Mercury Systems †	48,225	3,108,101
Middleby †	23,795	3,900,952
PGT Innovations †	93,612	1,683,144
Plug Power †	226,168	6,470,666
Quanta Services	61,889	8,145,211
Robert Half International	34,080	3,891,254
Schneider National Class B	96,759	2,467,355
SPX †	62,726	3,099,292
Sterling Check †	121,164	3,202,365
Sun Country Airlines Holdings †	90,216	2,361,855
Vicor †	27,728	1,956,210
Wabash National	124,876	1,853,160
WillScot Mobile Mini Holdings †	166,362	6,509,745
Woodward	18,225	2,276,485
		127,484,179
Information Technology – 25.88%
Arista Networks †	39,792	5,530,292
Bill.com Holdings †	12,779	2,898,149
Black Knight †	62,611	3,630,812
Box Class A †	154,023	4,475,908
Ciena †	89,594	5,432,084
CyberArk Software †	21,219	3,580,706
DoubleVerify Holdings †	80,194	2,018,483
Enphase Energy †	52,818	10,657,616
Entegris	68,777	9,027,669
Evo Payments Class A †	103,550	2,390,970
Flywire †	65,734	2,010,146
FormFactor †	48,212	2,026,350
Itron †	31,180	1,642,562
Jamf Holding †	100,930	3,513,373
Littelfuse	15,759	3,930,452
LiveRamp Holdings †	88,204	3,297,948
Lumentum Holdings †	41,539	4,054,206
Manhattan Associates †	57,583	7,987,338
Marqeta Class A †	541,145	5,974,241
MongoDB †	15,069	6,684,458
Monolithic Power Systems	6,944	3,372,562
Nutanix Class A †	242,426	6,501,865
ON Semiconductor †	127,480	7,981,523
Onto Innovation †	36,544	3,175,308
PagerDuty †	113,189	3,869,932
PAR Technology †	51,517	2,078,196
Paylocity Holding †	28,134	5,789,133
PTC †	39,675	4,273,791
Pure Storage Class A †	254,665	8,992,221
Qualtrics International Class A †	258,493	7,379,975
SentinelOne Class A †	119,792	4,640,742
Silicon Motion Technology ADR	36,355	2,429,241
Sprout Social Class A †	31,945	2,559,433
SS&C Technologies Holdings	74,071	5,556,807
Synaptics †	17,940	3,579,030
Tenable Holdings †	196,794	11,372,725
Teradyne	22,915	2,709,241
Verra Mobility †	180,043	2,931,100
WEX †	14,341	2,559,152
Wolfspeed †	47,325	5,388,425
Zendesk †	22,592	2,717,592

	Number of
	shares	Value (US $)
Common Stocks ◆ (continued)
Information Technology (continued)
Zuora Class A †	174,640	$2,616,107
		193,237,864
Materials – 4.28%
Aspen Aerogels †	28,529	983,680
Element Solutions	382,499	8,376,728
FMC	70,519	9,278,185
Orion Engineered Carbons	175,973	2,810,289
Sealed Air	82,122	5,498,889
Steel Dynamics	37,230	3,106,099
Summit Materials Class A †	61,709	1,916,681
		31,970,551
Real Estate – 0.52%
Compass Class A †	167,353	1,315,394
Ryman Hospitality Properties †	27,880	2,586,428
		3,901,822
Total Common Stocks
(cost $691,517,587)		736,853,015

Convertible Preferred Stock – 0.02%
Honest Series D =, †, π	15,249	167,939
Total Convertible Preferred Stock
(cost $697,718)		167,939

Warrant – 0.00%
DraftKings strike price $25,
expiration date 4/23/25 =, †, π	399	0
Total Warrant
(cost $0)		0

Short-Term Investments – 1.14%
Money Market Mutual Funds – 1.14%
BlackRock FedFund – Institutional
Shares (seven-day effective
yield 0.23%)	2,123,296	2,123,296
Fidelity Investments Money Market
Government Portfolio – Class I
(seven-day effective yield
0.12%)	2,123,296	2,123,296
GS Financial Square Government
Fund – Institutional Shares
(seven-day effective yield
0.25%)	2,123,296	2,123,296
Morgan Stanley Government
Portfolio – Institutional Share
Class (seven-day effective yield
0.23%)	2,123,295	2,123,295
Total Short-Term Investments
(cost $8,493,183)		8,493,183
Total Value of Securities–99.86%
(cost $700,708,488)		$745,514,137

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2022, the aggregate value of restricted securities was $167,939, which represented 0.02% of the Fund’s net assets. See Note 10 in “Notes to financial statements” and the following table, for additional details on restricted securities.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
DraftKings strike price $25, expiration date
4/23/25	5/18/20	$–	$–
Honest Series D	8/3/15	697,718	167,939
Total		$697,718	$167,939

Summary of abbreviations:
ADR – American Depositary Receipt
CVR – Contingent Voting Rights
GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Optimum Small-Mid Cap Value Fund

March 31, 2022

	Number of
	shares	Value (US $)
Common Stocks – 97.14%
Communication Services – 6.72%
AMC Networks Class A †	30,800	$1,251,404
Audacy †	206,300	596,207
Cars.com †	56,200	810,966
Gray Television	65,200	1,438,964
John Wiley & Sons Class A	176,619	9,366,105
Lumen Technologies	150,400	1,695,008
Nexstar Media Group Class A	116,568	21,970,737
Paramount Global Class B	37,200	1,406,532
Ziff Davis †	151,695	14,681,042
		53,216,965
Consumer Discretionary – 9.42%
Aaron's	45,700	917,656
American Axle & Manufacturing
Holdings †	114,200	886,192
BorgWarner	41,200	1,602,680
Brunswick	21,300	1,722,957
Capri Holdings †	15,000	770,850
Dick's Sporting Goods	47,100	4,710,942
Foot Locker	48,800	1,447,408
Goodyear Tire & Rubber †	70,000	1,000,300
H&R Block	40,400	1,052,016
Harley-Davidson	43,800	1,725,720
Haverty Furniture	43,900	1,203,738
Helen of Troy †	26,216	5,134,142
Kohl's	41,800	2,527,228
Lear	11,700	1,668,303
Leslie's †	64,754	1,253,637
Lithia Motors	41,041	12,317,225
Macy's	48,400	1,179,024
Malibu Boats Class A †	19,500	1,131,195
MDC Holdings	54,648	2,067,880
Modine Manufacturing †	76,800	691,968
Nordstrom	28,400	769,924
ODP †	29,100	1,333,653
Penske Automotive Group	28,619	2,682,173
PulteGroup	53,000	2,220,700
Qurate Retail Series A	97,500	464,100
Sally Beauty Holdings †	65,000	1,015,950
Shoe Carnival	400	11,664
Sleep Number †	14,600	740,366
Smith & Wesson Brands	67,800	1,025,814
Sonic Automotive Class A	53,300	2,265,783
Tenneco Class A †	26,400	483,648
Toll Brothers	49,500	2,327,490
Travel + Leisure	12,500	724,250
Victoria's Secret & Co. †	170,095	8,736,079
Whirlpool	21,600	3,732,048
Winnebago Industries	19,400	1,048,182
		74,592,885
Consumer Staples – 4.51%
Bunge	27,600	3,058,356
Energizer Holdings	32,000	984,320
Ingles Markets Class A	35,400	3,152,370
Ingredion	30,700	2,675,505
J M Smucker	23,500	3,182,135
Molson Coors Beverage Class B	82,900	4,425,202
Nu Skin Enterprises Class A	16,800	804,384
Pilgrim's Pride †	4,100	102,910
Spectrum Brands Holdings	130,471	11,575,387
Sprouts Farmers Market †	92,100	2,945,358
Universal	25,300	1,469,171
Weis Markets	18,500	1,321,270
		35,696,368
Energy – 5.40%
APA	51,700	2,136,761
Arch Resources	10,300	1,415,014
CNX Resources †	99,550	2,062,676
DT Midstream	125,602	6,815,165
HF Sinclair	103,500	4,124,475
Magnolia Oil & Gas Class A	375,496	8,880,480
Marathon Oil	185,700	4,662,927
National Energy Services
Reunited †	118,000	991,200
PDC Energy	25,700	1,867,876
SFL	97,100	988,478
Viper Energy Partners	262,989	7,776,585
World Fuel Services	39,900	1,078,896
		42,800,533
Financials – 19.16%
Ally Financial	91,200	3,965,376
American Financial Group	27,780	4,045,323
Annaly Capital Management	209,800	1,476,992
Apollo Commercial Real Estate
Finance	77,600	1,080,968
Ares Capital	85,300	1,787,035
Associated Banc-Corp	121,500	2,765,340
Assured Guaranty	25,900	1,648,794
B Riley Financial	15,900	1,112,364
Banco Latinoamericano de
Comercio Exterior Class E	59,900	933,242
BGC Partners Class A	1,417,079	6,235,147
Cathay General Bancorp	33,600	1,503,600
Citizens Financial Group	63,200	2,864,856
CNA Financial	85,600	4,161,872
CNO Financial Group	144,200	3,617,978
Columbia Banking System	241,066	7,779,200
Customers Bancorp †	58,809	3,066,301
Essent Group	26,800	1,104,428
Everest Re Group	6,300	1,898,694

	Number of
	shares	Value (US $)
Common Stocks (continued)
Financials (continued)
Federal Agricultural Mortgage
Class C	10,050	$1,090,224
Fidelity National Financial	51,500	2,515,260
First American Financial	38,200	2,476,124
First BanCorp	89,200	1,170,304
First Busey	74,400	1,885,296
First Horizon	97,700	2,294,973
First Merchants	157,013	6,531,741
FS KKR Capital	57,750	1,317,855
Hancock Whitney	31,300	1,632,295
Hanmi Financial	56,800	1,397,848
Heritage Insurance Holdings	27,300	194,922
HomeStreet	39,900	1,890,462
Hope Bancorp	122,400	1,968,192
Jefferies Financial Group	61,300	2,013,705
Lazard Class A	37,700	1,300,650
Lincoln National	33,300	2,176,488
MGIC Investment	107,200	1,452,560
New Mountain Finance	95,300	1,319,905
New Residential Investment	131,300	1,441,674
Oaktree Specialty Lending	4,294	31,647
OFG Bancorp	60,700	1,617,048
OneMain Holdings	34,600	1,640,386
Pacific Premier Bancorp	154,759	5,470,731
PacWest Bancorp	444,854	19,186,553
Preferred Bank	14,900	1,103,941
Radian Group	69,500	1,543,595
Redwood Trust	119,100	1,254,123
Regions Financial	179,100	3,986,766
Reinsurance Group of America	17,800	1,948,388
Starwood Property Trust	478,600	11,567,762
Synovus Financial	55,900	2,739,100
Umpqua Holdings	104,200	1,965,212
Universal Insurance Holdings	41,300	557,137
Unum Group	75,700	2,385,307
Victory Capital Holdings Class A	39,300	1,134,591
Voya Financial	25,200	1,672,020
Zions Bancorp	74,400	4,877,664
		151,799,959
Healthcare — 4.71%
Amphastar Pharmaceuticals †	25,253	906,583
Catalyst Pharmaceuticals †	186,900	1,549,401
DaVita †	22,800	2,578,908
Innoviva †	86,900	1,681,515
Ironwood Pharmaceuticals †	167,200	2,103,376
Jazz Pharmaceuticals †	24,720	3,848,162
Lannett †	44,200	34,825
Owens & Minor	49,800	2,192,196
Quest Diagnostics	11,600	1,587,576
Select Medical Holdings	121,000	2,902,790
Syneos Health †	137,805	11,155,315
United Therapeutics †	15,370	2,757,532
Universal Health Services Class B	22,600	3,275,870
Vanda Pharmaceuticals †	62,100	702,351
		37,276,400
Industrials — 14.67%
ABM Industries	22,900	1,054,316
ACCO Brands	146,000	1,168,000
Acuity Brands	13,900	2,631,270
AGCO	24,300	3,548,529
Alaska Air Group †	24,800	1,438,648
Allison Transmission Holdings	55,500	2,178,930
Apogee Enterprises	36,200	1,718,052
ArcBest	27,300	2,197,650
Atkore †	55,800	5,492,952
Atlas Air Worldwide Holdings †	24,100	2,081,517
BWX Technologies	154,321	8,311,729
CoreCivic †	56,200	627,754
Covenant Logistics Group	59,100	1,272,423
Crane	20,600	2,230,568
Deluxe	29,800	901,152
Ennis	45,800	845,926
Enovis †	337,197	13,417,069
GXO Logistics †	99,779	7,118,234
Hawaiian Holdings †	45,300	892,410
Hillenbrand	31,174	1,376,956
Huntington Ingalls Industries	12,300	2,453,112
IAA †	70,098	2,681,248
JetBlue Airways †	84,600	1,264,770
Kaman	106,232	4,618,967
KAR Auction Services †	538,363	9,717,452
ManpowerGroup	26,300	2,470,096
MDU Resources Group	75,400	2,009,410
MillerKnoll	17,900	618,624
Moog Class A	24,000	2,107,200
Oshkosh	14,800	1,489,620
Owens Corning	35,500	3,248,250
Primoris Services	66,384	1,581,267
Quanex Building Products	29,300	615,007
REV Group	85,200	1,141,680
Ryder System	16,800	1,332,744
SkyWest †	39,400	1,136,690
Snap-on	9,300	1,910,964
Textron	16,800	1,249,584
Timken	37,000	2,245,900
Triton International	43,700	3,066,866
XPO Logistics †	120,825	8,796,060
		116,259,596

Schedules of investments
Optimum Small-Mid Cap Value Fund

	Number of
	shares	Value (US $)
Common Stocks (continued)
Information Technology — 11.03%
ACI Worldwide †	343,964	$10,831,426
Amdocs	31,400	2,581,394
Amkor Technology	102,600	2,228,472
Arrow Electronics †	24,580	2,915,925
Avaya Holdings †	47,400	600,558
BM Technologies †	9,050	77,378
Cirrus Logic †	10,400	881,816
Cognyte Software †	291,708	3,299,218
CSG Systems International	18,200	1,156,974
Diodes †	10,500	913,395
Ebix	33,273	1,103,000
Euronet Worldwide †	53,314	6,938,817
Jabil	74,000	4,568,020
Juniper Networks	39,500	1,467,820
Kimball Electronics †	74,200	1,483,258
Methode Electronics	37,800	1,634,850
NCR †	37,200	1,495,068
NetApp	32,700	2,714,100
NETGEAR †	17,088	421,732
Sanmina †	59,300	2,396,906
Seagate Technology Holdings	17,100	1,537,290
Silicon Motion Technology ADR	174,392	11,652,873
TD SYNNEX	20,400	2,105,484
Teledyne Technologies †	13,371	6,319,536
TTM Technologies †	84,100	1,246,362
Ultra Clean Holdings †	38,400	1,627,776
Verint Systems †	190,486	9,848,126
Vishay Precision Group †	35,910	1,154,507
Western Union	51,400	963,236
Xerox Holdings	61,300	1,236,421
		87,401,738
Materials — 10.94%
Arconic †	9,000	230,580
Ashland Global Holdings	102,400	10,077,184
Axalta Coating Systems †	364,473	8,958,746
Berry Global Group †	48,200	2,793,672
Cabot	27,500	1,881,275
Celanese	14,200	2,028,754
Chemours	49,500	1,558,260
Eastman Chemical	19,400	2,173,964
FMC	87,338	11,491,061
Greif Class A	34,400	2,238,064
Huntsman	70,700	2,651,957
Koppers Holdings	48,050	1,322,336
Mosaic	82,800	5,506,200
O-I Glass †	59,800	788,164
Reliance Steel & Aluminum	21,500	3,942,025
Resolute Forest Products	80,700	1,041,837
Schweitzer-Mauduit International	32,700	899,250
Silgan Holdings	403,184	18,639,196
Steel Dynamics	41,800	3,487,374
Trinseo	22,200	1,063,824
Tronox Holdings Class A	38,500	761,915
Valvoline	28,700	905,772
Westrock	48,000	2,257,440
		86,698,850
Real Estate — 9.12%
American Assets Trust	37,200	1,409,508
Apple Hospitality	68,979	1,239,553
Brixmor Property Group	80,400	2,075,124
CareTrust REIT	57,900	1,117,470
City Office REIT	137,000	2,419,420
Franklin Street Properties	93,612	552,311
Gaming and Leisure Properties	319,851	15,010,607
Howard Hughes †	62,111	6,435,321
Industrial Logistics Properties
Trust	63,789	1,446,097
Iron Mountain	47,800	2,648,598
Kite Realty Group Trust	63,600	1,448,172
Medical Properties Trust	621,685	13,142,421
National Health Investors	32,800	1,935,528
Newmark Group Class A	465,221	7,406,318
Office Properties Income Trust	45,688	1,175,552
Omega Healthcare Investors	53,300	1,660,828
Piedmont Office Realty Trust
Class A	78,300	1,348,326
Plymouth Industrial REIT	57,000	1,544,700
Retail Value	5,741	17,567
RPT Realty	104,000	1,432,080
Sabra Health Care REIT	112,200	1,670,658
Service Properties Trust	104,300	920,969
Summit Hotel Properties †	63,000	627,480
Tanger Factory Outlet Centers	122,610	2,107,666
Uniti Group	107,160	1,474,522
		72,266,796
Utilities — 1.46%
National Fuel Gas	55,200	3,792,240
NRG Energy	70,400	2,700,544
UGI	45,200	1,637,144
Vistra	148,900	3,461,925
		11,591,853
Total Common Stocks
(cost $624,271,252)		769,601,943

	Number of
	shares	Value (US $)
Limited Partnerships — 0.46%
Rattler Midstream	257,852	$3,602,193
Total Limited Partnerships
(cost $1,729,730)		3,602,193

Short-Term Investments — 2.35%
Money Market Mutual Funds — 2.35%
BlackRock FedFund – Institutional
Shares (seven-day effective
yield 0.23%)	4,663,944	4,663,944
Fidelity Investments Money Market
Government Portfolio – Class I
(seven-day effective yield
0.12%)	4,663,943	4,663,943
GS Financial Square Government
Fund – Institutional Shares
(seven-day effective yield
0.25%)	4,663,943	4,663,943
Morgan Stanley Government
Portfolio – Institutional Share
Class (seven-day effective yield
0.23%)	4,663,943	4,663,943
Total Short-Term Investments
(cost $18,655,773)		18,655,773
Total Value of Securities—99.95%
(cost $644,656,755)		$791,859,909
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt
GS – Goldman Sachs
REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Optimum Fund Trust

March 31, 2022

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Assets:
Investments, at value*	$3,460,260,815	$919,791,990	$1,983,583,628	$2,071,707,736	$745,514,137	$791,859,909
Cash	4,523,148	31,079	564,461	268,731	270,352	104,243
Cash collateral due from
brokers	8,938,051	—	—	—	—	—
Foreign currencies, at valueΔ	6,001,795	1,188,318	194	24,177	—	—
Receivable for securities sold	364,272,478	667,298	2,982,444	1,229,817	4,875,074	1,676,060
Dividends and interest
receivable	14,161,911	3,687,197	263,175	2,051,230	142,707	1,130,793
Receivable for fund shares
sold	8,491,359	2,698,039	5,685,674	5,508,087	2,204,686	2,202,955
Unrealized appreciation on
foreign currency exchange
contracts	6,886,148	1,186	—	—	—	—
Variation margin due from
Credit Suisse on centrally
cleared interest rate swap
contracts	1,555,174	—	—	—	—	—
Unrealized appreciation on
over the counter credit
default swap contracts	914,535	—	—	—	—	—
Variation margin due from
CITI on futures contracts	503,539	—	—	—	—	—
Swap payments receivable	387,086	—	—	—	—	—
Variation margin due from
CITI on centrally cleared
interest rate swap
contracts	158,653	—	—	—	—	—
Foreign tax reclaims
receivable	—	2,149,169	40,876	343,799	—	—
Total Assets	3,877,054,692	930,214,276	1,993,120,452	2,081,133,577	753,006,956	796,973,960

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Liabilities:
Options written, at valueΣ	$7,986,272	$—	$—	$—	$—	$—
Payable for securities
purchased	1,013,865,902	246,389	2,096,373	875,661	4,994,847	3,103,337
Payable for fund shares
redeemed	4,139,368	1,050,175	1,847,562	2,028,072	592,505	785,443
Unrealized depreciation on
foreign currency exchange
contracts	4,019,415	204	2,169	—	—	—
Investment management fees
payable to affiliates	1,194,373	570,198	1,053,705	1,116,887	566,597	592,816
Variation margin due to
brokers on centrally
cleared credit default swap
contracts	1,011,676	—	—	—	—	—
Swap payments payable	470,976	—	—	—	—	—
Dividend disbursing and
transfer agent fees and
expenses payable to
affiliates	437,142	137,863	288,884	311,457	110,864	120,628
Upfront payments received on
over the counter credit
default swap contracts	276,659	—	—	—	—	—
Other accrued expenses	264,927	95,707	187,162	173,658	66,811	51,826
Pricing fees payable	203,947	87,451	1,295	1,221	20,780	1,145
Administration expenses
payable to affiliates	125,253	39,502	82,773	89,241	31,765	34,563
Unrealized depreciation on
over the counter credit
default swap contracts	78,679	—	—	—	—	—
Trustees' fees and expenses
payable to affiliates	70,740	23,089	48,217	51,271	18,534	19,899
Distribution fees payable to
affiliates	66,735	15,868	58,407	59,384	9,597	8,714
Custody fees payable	65,508	161,150	32,866	18,931	17,195	11,012
Variation margin due to HSBC
on future contracts	37,184	—	—	—	—	—
Accounting fees payable to
affiliates	15,742	5,197	10,518	11,313	4,246	4,590
Capital gains tax payable	—	281,838	—	—	—	—
Total Liabilities	1,034,330,498	2,714,631	5,709,931	4,737,096	6,433,741	4,733,973
Total Net Assets	$2,842,724,194	$927,499,645	$1,987,410,521	$2,076,396,481	$746,573,215	$792,239,987

Net Assets Consist of:
Paid-in capital	$3,003,892,423	$977,537,868	$1,218,572,219	$1,329,817,527	$674,594,755	$620,548,048
Total distributable earnings
(loss)	(161,168,229)	(50,038,223)	768,838,302	746,578,954	71,978,460	171,691,939
Total Net Assets	$2,842,724,194	$927,499,645	$1,987,410,521	$2,076,396,481	$746,573,215	$792,239,987

Statements of assets and liabilities
Optimum Fund Trust

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Net Asset Value
Class A:
Net assets	$21,243,838	$6,070,854	$23,860,944	$23,414,392	$3,863,950	$3,327,726
Shares of beneficial interest
outstanding, unlimited
authorization, no par	2,349,095	492,349	1,200,319	1,129,952	314,450	223,297
Net asset value per share	$9.04	$12.33	$19.88	$20.72	$12.29	$14.90
Sales charge	4.50%	5.75%	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to
net asset value per share /
(1 - sales charge)	$9.47	$13.08	$21.09	$21.98	$13.04	$15.81

Class C:
Net assets	$71,985,315	$17,441,655	$65,192,535	$64,601,841	$10,473,867	$9,318,243
Shares of beneficial interest
outstanding, unlimited
authorization, no par	7,956,871	1,458,594	4,414,808	3,165,058	1,333,740	738,487
Net asset value per share	$9.05	$11.96	$14.77	$20.41	$7.85	$12.62

Institutional Class:
Net assets	$2,749,495,041	$903,987,136	$1,898,357,042	$1,988,380,248	$732,235,398	$779,594,018
Shares of beneficial interest
outstanding, unlimited
authorization, no par	304,499,067	72,678,121	85,134,033	95,695,991	50,428,594	48,783,470
Net asset value per share	$9.03	$12.44	$22.30	$20.78	$14.52	$15.98
____________________
*Investments, at cost	$3,580,821,793	$968,348,630	$1,281,869,389	$1,356,603,528	$700,708,488	$644,656,755
ΔForeign currencies, at cost	6,022,263	1,187,404	196	24,228	—	—
ΣOptions written, premium received	(3,050,852)	—	—	—	—	—

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Optimum Fund Trust

Year ended March 31, 2022

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Investment Income:
Interest	$72,105,454	$—	$—	$—	$—	$21
Dividends	22,686	30,760,086	8,873,136	38,780,458	2,837,682	9,221,025
Securities lending income	—	667	—	—	—	—
Foreign tax withheld	(12,490)	(3,222,829)	(92,967)	(99,626)	(1,141)	(5,343)
	72,115,650	27,537,924	8,780,169	38,680,832	2,836,541	9,215,703

Expenses:
Management fees	14,431,212	7,214,064	14,249,815	12,561,194	7,720,081	6,906,437
Distribution expenses — Class A	58,677	17,746	69,803	60,444	11,369	8,934
Distribution expenses — Class C	824,880	210,371	785,605	694,842	127,280	104,795
Dividend disbursing and transfer agent fees
and expenses	5,354,324	1,792,492	3,825,758	3,623,389	1,421,526	1,407,552
Administration expenses	1,517,549	506,228	1,082,072	1,023,138	399,982	396,402
Accounting fees	583,812	220,149	425,741	404,753	182,141	181,635
Reports and statements to shareholders
expenses	509,359	309,356	322,758	362,778	214,863	157,379
Trustees’ fees and expenses	307,151	108,756	212,024	207,182	83,446	78,473
Pricing fees	283,070	143,828	4,265	4,560	16,406	4,654
Professional fees	184,597	98,947	134,634	121,977	68,758	71,289
Custodian fees	164,648	404,573	69,154	53,031	36,458	27,257
Registration fees	109,135	99,347	102,651	88,460	88,346	69,693
Insurance fees	48,216	11,474	34,188	28,728	11,568	9,935
Tax services	28,166	31,193	542	280	604	501
Other	21,471	6,603	18,094	12,485	2,965	7,680
	24,426,267	11,175,127	21,337,104	19,247,241	10,385,793	9,432,616
Less expenses waived	—	(207,810)	(72,284)	—	(92,108)	(8,626)
Less expenses paid indirectly	(474)	(413)	(547)	(536)	(521)	(519)
Total operating expenses	24,425,793	10,966,904	21,264,273	19,246,705	10,293,164	9,423,471
Net Investment Income (Loss)	47,689,857	16,571,020	(12,484,104)	19,434,127	(7,456,623)	(207,768)

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Optimum Fund Trust

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	$(20,083,726)	$91,057,992	$144,862,007	$76,577,408	$107,582,923	$43,412,983
Foreign currencies	1,376,758	(335,373)	28,152	(6,575)	(759)	—
Foreign currency exchange contracts	7,488,841	(9,333)	(27,162)	(398)	655	—
Futures contracts	(5,128,009)	—	—	—	—	—
Options purchased	(653,400)	—	—	—	—	—
Options written	717,637	—	—	—	—	—
Swap contracts	1,095,982	—	—	—	—	—
Net realized gain (loss)	(15,185,917)	90,713,286	144,862,997	76,570,435	107,582,819	43,412,983

Net change in unrealized appreciation
(depreciation) of:
Investments[2]	(157,990,538)	(182,258,425)	(77,450,912)	143,968,000	(143,726,772)	5,101,235
Foreign currencies	41,936	(28,792)	908	3,671	—	—
Foreign currency exchange contracts	2,178,024	255	(2,165)	—	—	—
Futures contracts	(9,296,163)	—	—	—	—	—
Options purchased	512,425	—	—	—	—	—
Options written	(4,984,924)	—	—	—	—	—
Swap contracts	(6,506,443)	—	—	—	—	—
Net change in unrealized appreciation
(depreciation)	(176,045,683)	(182,286,962)	(77,452,169)	143,971,671	(143,726,772)	5,101,235
Net Realized and Unrealized Gain (Loss)	(191,231,600)	(91,573,676)	67,410,828	220,542,106	(36,143,953)	48,514,218
Net Increase (Decrease) in Net Assets
Resulting from Operations	$(143,541,743)	$(75,002,656)	$54,926,724	$239,976,233	$(43,600,576)	$48,306,450

[1]	Includes $(331,852) capital gains tax paid for Optimum International Fund.
[2]	Includes increase of $(281,838) capital gains tax accrued for Optimum International Fund.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Optimum Fund Trust

	Optimum		Optimum
	Fixed Income		International
	Fund		Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$47,689,857	$46,246,089	$16,571,020	$8,018,979
Net realized gain (loss)	(15,185,917)	62,134,788	90,713,286	25,034,293
Net change in unrealized appreciation (depreciation)	(176,045,683)	22,005,406	(182,286,962)	213,308,348
Net increase (decrease) in net assets resulting from operations	(143,541,743)	130,386,283	(75,002,656)	246,361,620

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(445,644)	(1,182,087)	(935,580)	(139,401)
Class C	(903,556)	(3,495,380)	(2,624,537)	(288,872)
Institutional Class	(62,740,572)	(127,667,475)	(131,716,221)	(12,652,253)
	(64,089,772)	(132,344,942)	(135,276,338)	(13,080,526)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,096,123	2,166,663	291,952	521,008
Class C	4,702,930	6,494,263	513,464	1,512,024
Institutional Class	536,712,198	596,611,343	183,482,627	344,491,714
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	445,467	1,181,575	934,059	139,195
Class C	901,741	3,488,865	2,623,663	288,146
Institutional Class	62,651,359	127,196,433	131,589,404	12,637,812
	607,509,818	737,139,142	319,435,169	359,589,899
Cost of shares redeemed:
Class A	(3,907,042)	(4,154,651)	(1,232,452)	(1,059,088)
Class C	(14,255,701)	(10,267,325)	(3,918,149)	(2,734,121)
Institutional Class	(374,235,438)	(375,098,517)	(108,163,697)	(84,611,754)
	(392,398,181)	(389,520,493)	(113,314,298)	(88,404,963)
Increase in net assets derived from capital share transactions	215,111,637	347,618,649	206,120,871	271,184,936
Net Increase (Decrease) in Net Assets	7,480,122	345,659,990	(4,158,123)	504,466,030

Net Assets:
Beginning of year	2,835,244,072	2,489,584,082	931,657,768	427,191,738
End of year	$2,842,724,194	$2,835,244,072	$927,499,645	$931,657,768

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Optimum Fund Trust

	Optimum		Optimum
	Large Cap		Large Cap
	Growth Fund		Value Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(12,484,104)	$(8,658,957)	$19,434,127	$20,033,341
Net realized gain	144,862,997	307,841,231	76,570,435	72,785,306
Net change in unrealized appreciation (depreciation)	(77,452,169)	528,954,726	143,971,671	562,232,765
Net increase in net assets resulting from operations	54,926,724	828,137,000	239,976,233	655,051,412

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(4,030,585)	(2,330,191)	(1,692,706)	(227,116)
Class C	(14,214,509)	(8,141,363)	(4,345,895)	(325,729)
Institutional Class	(268,587,340)	(145,275,414)	(140,961,810)	(20,704,214)
	(286,832,434)	(155,746,968)	(147,000,411)	(21,257,059)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,407,951	529,522	1,277,268	1,374,919
Class C	814,700	913,806	931,257	3,507,516
Institutional Class	327,269,912	237,257,735	309,558,547	285,934,921
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,028,511	2,329,081	1,691,946	227,019
Class C	14,196,121	8,119,104	4,339,611	324,729
Institutional Class	268,007,460	144,795,123	140,692,925	20,646,682
	615,724,655	393,944,371	458,491,554	312,015,786
Cost of shares redeemed:
Class A	(6,494,547)	(7,068,584)	(4,535,773)	(3,159,329)
Class C	(17,531,920)	(18,345,652)	(14,131,077)	(7,822,979)
Institutional Class	(304,236,214)	(587,462,462)	(274,794,124)	(401,061,413)
	(328,262,681)	(612,876,698)	(293,460,974)	(412,043,721)
Increase (decrease) in net assets derived from capital share
transactions	287,461,974	(218,932,327)	165,030,580	(100,027,935)
Net Increase in Net Assets	55,556,264	453,457,705	258,006,402	533,766,418

Net Assets:
Beginning of year	1,931,854,257	1,478,396,552	1,818,390,079	1,284,623,661
End of year	$1,987,410,521	$1,931,854,257	$2,076,396,481	$1,818,390,079

See accompanying notes, which are an integral part of the financial statements.

	Optimum		Optimum
	Small-Mid Cap		Small-Mid Cap
	Growth Fund		Value Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(7,456,623)	$(6,022,712)	$(207,768)	$10,131,162
Net realized gain	107,582,819	217,906,476	43,412,983	46,112,806
Net change in unrealized appreciation (depreciation)	(143,726,772)	224,979,499	5,101,235	279,835,046
Net increase (decrease) in net assets resulting from operations	(43,600,576)	436,863,263	48,306,450	336,079,014

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,302,134)	(794,941)	(222,223)	(134,611)
Class C	(4,763,873)	(2,933,106)	(669,877)	(421,984)
Institutional Class	(199,510,449)	(95,066,679)	(47,505,314)	(23,951,424)
	(205,576,456)	(98,794,726)	(48,397,414)	(24,508,019)

Capital Share Transactions:
Proceeds from shares sold:
Class A	260,330	92,640	221,806	520,361
Class C	188,430	157,088	132,722	1,367,421
Institutional Class	141,732,994	156,669,492	135,324,597	128,890,149
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,300,064	793,823	221,983	134,484
Class C	4,762,017	2,929,999	669,620	420,931
Institutional Class	198,911,276	94,747,412	47,459,076	23,930,685
	347,155,111	255,390,454	184,029,804	155,264,031
Cost of shares redeemed:
Class A	(1,198,026)	(1,566,133)	(891,600)	(540,067)
Class C	(3,440,330)	(4,487,246)	(2,796,339)	(1,519,315)
Institutional Class	(103,282,138)	(249,624,233)	(104,727,298)	(122,727,590)
	(107,920,494)	(255,677,612)	(108,415,237)	(124,786,972)
Increase (decrease) in net assets derived from capital share transactions	239,234,617	(287,158)	75,614,567	30,477,059
Net Increase (Decrease) in Net Assets	(9,942,415)	337,781,379	75,523,603	342,048,054

Net Assets:
Beginning of year	756,515,630	418,734,251	716,716,384	374,668,330
End of year	$746,573,215	$756,515,630	$792,239,987	$716,716,384

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$9.70	$9.67	$9.46	$9.35	$9.39

Income (loss) from investment operations:
Net investment income[1]	0.14	0.15	0.21	0.23	0.22
Net realized and unrealized gain (loss)	(0.61)	0.37	0.29	0.08	(0.05)
Total from investment operations	(0.47)	0.52	0.50	0.31	0.17

Less dividends and distributions from:
Net investment income	(0.15)	(0.15)	(0.23)	(0.20)	(0.21)
Net realized gain	(0.04)	(0.34)	(0.06)	—	—
Total dividends and distributions	(0.19)	(0.49)	(0.29)	(0.20)	(0.21)

Net asset value, end of period	$9.04	$9.70	$9.67	$9.46	$9.35

Total return[2]	(4.99% )	5.21%	5.24% [3]	3.37%	1.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,244	$24,142	$24,827	$26,613	$30,150
Ratio of expenses to average net assets[4]	1.05%	1.06%	1.07%	1.08%	1.10%
Ratio of net investment income to average net assets	1.40%	1.52%	2.11%	2.43%	2.29%
Portfolio turnover	219% [5]	217% [5]	361% [5]	453%	403%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.04% lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See accompanying notes, which are an integral part of the financial statements.

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$9.69	$9.67	$9.45	$9.34	$9.38

Income (loss) from investment operations:
Net investment income[1]	0.06	0.08	0.13	0.16	0.15
Net realized and unrealized gain (loss)	(0.59)	0.35	0.30	0.07	(0.05)
Total from investment operations	(0.53)	0.43	0.43	0.23	0.10

Less dividends and distributions from:
Net investment income	(0.07)	(0.07)	(0.15)	(0.12)	(0.14)
Net realized gain	(0.04)	(0.34)	(0.06)	—	—
Total dividends and distributions	(0.11)	(0.41)	(0.21)	(0.12)	(0.14)

Net asset value, end of period	$9.05	$9.69	$9.67	$9.45	$9.34

Total return[2]	(5.55% )	4.30%	4.55% [3]	2.52%	1.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$71,985	$85,821	$85,853	$92,295	$105,194
Ratio of expenses to average net assets[4]	1.80%	1.81%	1.82%	1.83%	1.85%
Ratio of net investment income to average net assets	0.65%	0.77%	1.36%	1.68%	1.54%
Portfolio turnover	219% [5]	217% [5]	361% [5]	453%	403%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.04% lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$9.68	$9.66	$9.45	$9.34	$9.39

Income (loss) from investment operations:
Net investment income[1]	0.16	0.18	0.23	0.25	0.24
Net realized and unrealized gain (loss)	(0.59)	0.36	0.29	0.08	(0.05)
Total from investment operations	(0.43)	0.54	0.52	0.33	0.19

Less dividends and distributions from:
Net investment income	(0.18)	(0.18)	(0.25)	(0.22)	(0.24)
Net realized gain	(0.04)	(0.34)	(0.06)	—	—
Total dividends and distributions	(0.22)	(0.52)	(0.31)	(0.22)	(0.24)

Net asset value, end of period	$9.03	$9.68	$9.66	$9.45	$9.34

Total return[2]	(4.65% )	5.37%	5.52% [3]	3.65%	1.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,749,495	$2,725,281	$2,378,904	$2,249,912	$1,882,394
Ratio of expenses to average net assets[4]	0.80%	0.81%	0.82%	0.83%	0.85%
Ratio of net investment income to average net assets	1.65%	1.77%	2.36%	2.68%	2.54%
Portfolio turnover	219% [5]	217% [5]	361% [5]	453%	403%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.04% lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22		3/31/21	3/31/20		3/31/19	3/31/18
Net asset value, beginning of period	$15.40		$9.93	$12.59		$14.42	$12.27

Income (loss) from investment operations:
Net investment income[1]	0.22		0.16	0.20		0.17	0.12
Net realized and unrealized gain (loss)	(1.20)		5.59	(2.61)		(1.00)	2.29
Total from investment operations	(0.98)		5.75	(2.41)		(0.83)	2.41

Less dividends and distributions from:
Net investment income	(0.27)		(0.12)	(0.21)		(0.18)	(0.11)
Net realized gain	(1.82)		(0.16)	(0.04)		(0.82)	(0.15)
Total dividends and distributions	(2.09)		(0.28)	(0.25)		(1.00)	(0.26)

Net asset value, end of period	$12.33		$15.40	$9.93		$12.59	$14.42

Total return[2]	(7.55%	)[3]	58.20% [3]	(19.62%	)[3]	(5.33% )	19.74% [3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,071		$7,494	$5,121		$7,275	$8,704
Ratio of expenses to average net assets[4]	1.34%		1.34%	1.37%		1.37%	1.36%
Ratio of expenses to average net assets prior to fees waived[4]	1.36%		1.35%	1.39%		1.37%	1.36%
Ratio of net investment income to average net assets	1.46%		1.21%	1.62%		1.30%	0.90%
Ratio of net investment income to average net assets prior to
fees waived	1.44%		1.20%	1.60%		1.30%	0.90%
Portfolio turnover	106%		71%	51%		63%	52%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22		3/31/21	3/31/20		3/31/19	3/31/18
Net asset value, beginning of period	$14.98		$9.68	$12.27		$14.06	$11.98

Income (loss) from investment operations:
Net investment income[1]	0.10		0.06	0.11		0.07	0.02
Net realized and unrealized gain (loss)	(1.15)		5.43	(2.54)		(0.98)	2.23
Total from investment operations	(1.05)		5.49	(2.43)		(0.91)	2.25

Less dividends and distributions from:
Net investment income	(0.15)		(0.03)	(0.12)		(0.06)	(0.02)
Net realized gain	(1.82)		(0.16)	(0.04)		(0.82)	(0.15)
Total dividends and distributions	(1.97)		(0.19)	(0.16)		(0.88)	(0.17)

Net asset value, end of period	$11.96		$14.98	$9.68		$12.27	$14.06

Total return[2]	(8.21%	)[3]	56.92% [3]	(20.16%	)[3]	(6.07% )	18.82% [3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,442		$22,367	$15,138		$21,763	$28,046
Ratio of expenses to average net assets[4]	2.09%		2.09%	2.12%		2.12%	2.11%
Ratio of expenses to average net assets prior to fees waived[4]	2.11%		2.10%	2.14%		2.12%	2.11%
Ratio of net investment income to average net assets	0.71%		0.46%	0.87%		0.55%	0.15%
Ratio of net investment income to average net assets prior to
fees waived	0.69%		0.45%	0.85%		0.55%	0.15%
Portfolio turnover	106%		71%	51%		63%	52%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22		3/31/21	3/31/20		3/31/19	3/31/18
Net asset value, beginning of period	$15.52		$10.00	$12.68		$14.52	$12.35

Income (loss) from investment operations:
Net investment income[1]	0.26		0.19	0.24		0.21	0.16
Net realized and unrealized gain (loss)	(1.21)		5.64	(2.63)		(1.02)	2.31
Total from investment operations	(0.95)		5.83	(2.39)		(0.81)	2.47

Less dividends and distributions from:
Net investment income	(0.31)		(0.15)	(0.25)		(0.21)	(0.15)
Net realized gain	(1.82)		(0.16)	(0.04)		(0.82)	(0.15)
Total dividends and distributions	(2.13)		(0.31)	(0.29)		(1.03)	(0.30)

Net asset value, end of period	$12.44		$15.52	$10.00		$12.68	$14.52

Total return[2]	(7.31%	)[3]	58.64% [3]	(19.44%	)[3]	(5.09% )	20.05% [3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$903,987		$901,797	$406,933		$524,925	$629,934
Ratio of expenses to average net assets[4]	1.09%		1.09%	1.12%		1.12%	1.11%
Ratio of expenses to average net assets prior to fees waived[4]	1.11%		1.10%	1.14%		1.12%	1.11%
Ratio of net investment income to average net assets	1.71%		1.46%	1.87%		1.55%	1.15%
Ratio of net investment income to average net assets prior to
fees waived	1.69%		1.45%	1.85%		1.55%	1.15%
Portfolio turnover	106%		71%	51%		63%	52%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$22.49	$15.51	$16.70	$17.22	$16.84

Income (loss) from investment operations:
Net investment loss[1]	(0.19)	(0.14)	(0.07)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	1.26	9.03	(0.53)	1.82	3.70
Total from investment operations	1.07	8.89	(0.60)	1.79	3.64

Less dividends and distributions from:
Net realized gain	(3.68)	(1.91)	(0.59)	(2.31)	(3.26)
Total dividends and distributions	(3.68)	(1.91)	(0.59)	(2.31)	(3.26)

Net asset value, end of period	$19.88	$22.49	$15.51	$16.70	$17.22

Total return[2]	2.49% [3]	57.75%	(4.03% )	11.60%	22.17%	[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,861	$27,906	$22,363	$29,605	$32,254
Ratio of expenses to average net assets[4]	1.22%	1.23%	1.24%	1.25%	1.26%
Ratio of net investment loss to average net assets	(0.80% )	(0.65% )	(0.38% )	(0.19% )	(0.31%	)
Portfolio turnover	25%	27%	29%	25%	77%	[5]

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of ClearBridge Investments, LLC replacing Fred Alger Management Inc. as one of the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2018, the Fund’s portfolio turnover rate increased during the year ended March 31, 2018.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$17.63	$12.52	$13.68	$14.62	$14.81

Income (loss) from investment operations:
Net investment loss[1]	(0.28)	(0.24)	(0.16)	(0.14)	(0.17)
Net realized and unrealized gain (loss)	1.10	7.26	(0.41)	1.51	3.24
Total from investment operations	0.82	7.02	(0.57)	1.37	3.07

Less dividends and distributions from:
Net realized gain	(3.68)	(1.91)	(0.59)	(2.31)	(3.26)
Total dividends and distributions	(3.68)	(1.91)	(0.59)	(2.31)	(3.26)

Net asset value, end of period	$14.77	$17.63	$12.52	$13.68	$14.62

Total return[2]	1.72% [3]	56.56%	(4.71% )	10.74%	21.30%	[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$65,193	$79,209	$63,237	$83,010	$97,658
Ratio of expenses to average net assets[4]	1.97%	1.98%	1.99%	2.00%	2.01%
Ratio of net investment loss to average net assets	(1.55% )	(1.40% )	(1.13% )	(0.94% )	(1.06%	)
Portfolio turnover	25%	27%	29%	25%	77%	[5]

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	As a result of ClearBridge Investments, LLC replacing Fred Alger Management Inc. as one of the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2018, the Fund’s portfolio turnover rate increased during the year ended March 31, 2018.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.79	$16.93	$18.13	$18.46	$17.81

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.14)	(0.09)	(0.02)	0.01	(0.01)
Net realized and unrealized gain (loss)	1.33	9.86	(0.59)	1.97	3.92
Total from investment operations	1.19	9.77	(0.61)	1.98	3.91

Less dividends and distributions from:
Net realized gain	(3.68)	(1.91)	(0.59)	(2.31)	(3.26)
Total dividends and distributions	(3.68)	(1.91)	(0.59)	(2.31)	(3.26)

Net asset value, end of period	$22.30	$24.79	$16.93	$18.13	$18.46

Total return[2]	2.75% [3]	58.11%	(3.77% )	11.86%	22.50%	[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,898,357	$1,824,739	$1,392,797	$1,563,552	$1,610,343
Ratio of expenses to average net assets[4]	0.97%	0.98%	0.99%	1.00%	1.01%
Ratio of net investment income (loss) to average net assets	(0.55% )	(0.40% )	(0.13% )	0.06%	(0.06%	)
Portfolio turnover	25%	27%	29%	25%	77%	[5]

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	As a result of ClearBridge Investments, LLC replacing Fred Alger Management Inc. as one of the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2018, the Fund’s portfolio turnover rate increased during the year ended March 31, 2018.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$19.72	$13.22	$15.83	$15.89	$15.42

Income (loss) from investment operations:
Net investment income[1]	0.16	0.17	0.20	0.19	0.17
Net realized and unrealized gain (loss)	2.37	6.52	(2.37)	0.38	1.19
Total from investment operations	2.53	6.69	(2.17)	0.57	1.36

Less dividends and distributions from:
Net investment income	(0.23)	(0.10)	(0.20)	(0.18)	(0.16)
Net realized gain	(1.30)	(0.09)	(0.24)	(0.45)	(0.73)
Total dividends and distributions	(1.53)	(0.19)	(0.44)	(0.63)	(0.89)

Net asset value, end of period	$20.72	$19.72	$13.22	$15.83	$15.89

Total return[2]	12.91%	50.73%	(14.37% )	3.79%	8.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,414	$23,730	$17,123	$23,742	$26,448
Ratio of expenses to average net assets[3]	1.18%	1.19%	1.20%	1.20%	1.21%
Ratio of net investment income to average net assets	0.76%	1.04%	1.19%	1.23%	1.05%
Portfolio turnover	9%	20%	23%	22%	25%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$19.44	$13.06	$15.65	$15.69	$15.25

Income (loss) from investment operations:
Net investment income[1]	—	0.05	0.07	0.07	0.05
Net realized and unrealized gain (loss)	2.34	6.42	(2.35)	0.38	1.17
Total from investment operations	2.34	6.47	(2.28)	0.45	1.22

Less dividends and distributions from:
Net investment income	(0.07)	—	(0.07)	(0.04)	(0.05)
Net realized gain	(1.30)	(0.09)	(0.24)	(0.45)	(0.73)
Total dividends and distributions	(1.37)	(0.09)	(0.31)	(0.49)	(0.78)

Net asset value, end of period	$20.41	$19.44	$13.06	$15.65	$15.69

Total return[2]	12.07%	49.61%	(15.04% )	3.05%	7.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$64,602	$69,778	$50,036	$69,415	$82,610
Ratio of expenses to average net assets[3]	1.93%	1.94%	1.95%	1.95%	1.96%
Ratio of net investment income to average net assets	0.01%	0.29%	0.44%	0.48%	0.30%
Portfolio turnover	9%	20%	23%	22%	25%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$19.77	$13.25	$15.87	$15.93	$15.46

Income (loss) from investment operations:
Net investment income[1]	0.21	0.21	0.24	0.23	0.21
Net realized and unrealized gain (loss)	2.39	6.54	(2.38)	0.38	1.19
Total from investment operations	2.60	6.75	(2.14)	0.61	1.40

Less dividends and distributions from:
Net investment income	(0.29)	(0.14)	(0.24)	(0.22)	(0.20)
Net realized gain	(1.30)	(0.09)	(0.24)	(0.45)	(0.73)
Total dividends and distributions	(1.59)	(0.23)	(0.48)	(0.67)	(0.93)

Net asset value, end of period	$20.78	$19.77	$13.25	$15.87	$15.93

Total return[2]	13.22%	51.11%	(14.19% )	4.08%	8.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,988,380	$1,724,882	$1,217,465	$1,474,723	$1,372,505
Ratio of expenses to average net assets[3]	0.93%	0.94%	0.95%	0.95%	0.96%
Ratio of net investment income to average net assets	1.01%	1.29%	1.44%	1.48%	1.30%
Portfolio turnover	9%	20%	23%	22%	25%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.05	$10.17	$13.43	$15.51	$13.31

Income (loss) from investment operations:
Net investment loss[1]	(0.20)	(0.18)	(0.15)	(0.17)	(0.16)
Net realized and unrealized gain (loss)	(0.15)	10.98	(1.77)	1.20	3.03
Total from investment operations	(0.35)	10.80	(1.92)	1.03	2.87

Less dividends and distributions from:
Net realized gain	(5.41)	(2.92)	(1.34)	(3.11)	(0.67)
Total dividends and distributions	(5.41)	(2.92)	(1.34)	(3.11)	(0.67)

Net asset value, end of period	$12.29	$18.05	$10.17	$13.43	$15.51

Total return[2]	(5.76% )	109.54%	(16.32% )	8.69%	21.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,864	$5,016	$3,241	$4,788	$5,414
Ratio of expenses to average net assets[3]	1.56%	1.56%	1.54%	1.54%	1.55%
Ratio of expenses to average net assets prior to fees waived[3]	1.57%	1.58%	1.63%	1.65%	1.63%
Ratio of net investment loss to average net assets	(1.19% )	(1.18% )	(1.11% )	(1.11% )	(1.07% )
Ratio of net investment loss to average net assets prior to fees
waived	(1.20% )	(1.20% )	(1.20% )	(1.22% )	(1.15% )
Portfolio turnover	98%	111%	93%	82%	89%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$13.43	$8.02	$10.94	$13.32	$11.59

Income (loss) from investment operations:
Net investment loss[1]	(0.23)	(0.23)	(0.20)	(0.24)	(0.23)
Net realized and unrealized gain (loss)	0.06	8.56	(1.38)	0.97	2.63
Total from investment operations	(0.17)	8.33	(1.58)	0.73	2.40

Less dividends and distributions from:
Net realized gain	(5.41)	(2.92)	(1.34)	(3.11)	(0.67)
Total dividends and distributions	(5.41)	(2.92)	(1.34)	(3.11)	(0.67)

Net asset value, end of period	$7.85	$13.43	$8.02	$10.94	$13.32

Total return[2]	(6.51% )	108.02%	(16.95% )	7.81%	21.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,474	$14,372	$9,353	$13,510	$15,925
Ratio of expenses to average net assets[3]	2.31%	2.31%	2.29%	2.29%	2.30%
Ratio of expenses to average net assets prior to fees waived[3]	2.32%	2.33%	2.38%	2.40%	2.38%
Ratio of net investment loss to average net assets	(1.94% )	(1.93% )	(1.86% )	(1.86% )	(1.82% )
Ratio of net investment loss to average net assets prior to fees
waived	(1.95% )	(1.95% )	(1.95% )	(1.97% )	(1.90% )
Portfolio turnover	98%	111%	93%	82%	89%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$20.37	$11.25	$14.69	$16.63	$14.19

Income (loss) from investment operations:
Net investment loss[1]	(0.18)	(0.16)	(0.12)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	(0.26)	12.20	(1.98)	1.31	3.24
Total from investment operations	(0.44)	12.04	(2.10)	1.17	3.11

Less dividends and distributions from:
Net realized gain	(5.41)	(2.92)	(1.34)	(3.11)	(0.67)
Total dividends and distributions	(5.41)	(2.92)	(1.34)	(3.11)	(0.67)

Net asset value, end of period	$14.52	$20.37	$11.25	$14.69	$16.63

Total return[2]	(5.54% )	110.06%	(16.14% )	8.97%	22.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$732,235	$737,128	$406,140	$494,476	$494,894
Ratio of expenses to average net assets[3]	1.31%	1.31%	1.29%	1.29%	1.30%
Ratio of expenses to average net assets prior to fees waived[3]	1.32%	1.33%	1.38%	1.40%	1.38%
Ratio of net investment loss to average net assets	(0.94% )	(0.93% )	(0.86% )	(0.86% )	(0.82% )
Ratio of net investment loss to average net assets prior to fees
waived	(0.95% )	(0.95% )	(0.95% )	(0.97% )	(0.90% )
Portfolio turnover	98%	111%	93%	82%	89%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$14.93	$8.36	$12.14	$13.66	$13.77

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	0.19	0.10	0.11	0.06
Net realized and unrealized gain (loss)	1.01	6.92	(3.50)	(0.69)	0.59
Total from investment operations	0.97	7.11	(3.40)	(0.58)	0.65

Less dividends and distributions from:
Net investment income	(0.12)	(0.09)	(0.11)	(0.06)	(0.07)
Net realized gain	(0.88)	(0.45)	(0.27)	(0.88)	(0.69)
Total dividends and distributions	(1.00)	(0.54)	(0.38)	(0.94)	(0.76)

Net asset value, end of period	$14.90	$14.93	$8.36	$12.14	$13.66

Total return[2]	6.45%	86.21%	(29.10% )	(3.83% )	4.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,328	$3,765	$1,970	$3,266	$3,856
Ratio of expenses to average net assets[3]	1.46%	1.49%	1.47%	1.46%	1.48%
Ratio of expenses to average net assets prior to fees waived[3]	1.46%	1.50%	1.52%	1.54%	1.54%
Ratio of net investment income (loss) to average net assets	(0.26% )	1.65%	0.79%	0.87%	0.40%
Ratio of net investment income (loss) to average net assets prior
to fees waived	(0.26% )	1.64%	0.74%	0.79%	0.34%
Portfolio turnover	17%	85% [4]	33%	32%	31%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	As a result of Cardinal Capital Management LLC replacing Westwood Management Corp. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2021, the Fund’s portfolio turnover rate increased during the year ended March 31, 2021.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Optimum Small-Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.78	$7.22	$10.54	$12.01	$12.21

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.13)	0.09	—[2]	0.01	(0.04)
Net realized and unrealized gain (loss)	0.87	5.94	(3.02)	(0.60)	0.53
Total from investment operations	0.74	6.03	(3.02)	(0.59)	0.49

Less dividends and distributions from:
Net investment income	(0.02)	(0.02)	(0.03)	—	—
Net realized gain	(0.88)	(0.45)	(0.27)	(0.88)	(0.69)
Total dividends and distributions	(0.90)	(0.47)	(0.30)	(0.88)	(0.69)

Net asset value, end of period	$12.62	$12.78	$7.22	$10.54	$12.01

Total return[3]	5.70%	84.75%	(29.65% )	(4.50% )	3.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,318	$11,354	$6,042	$9,508	$12,030
Ratio of expenses to average net assets[4]	2.21%	2.24%	2.22%	2.21%	2.23%
Ratio of expenses to average net assets prior to fees waived[4]	2.21%	2.25%	2.27%	2.29%	2.29%
Ratio of net investment income (loss) to average net assets	(1.01% )	0.90%	0.04%	0.12%	(0.35% )
Ratio of net investment income (loss) to average net assets prior
to fees waived	(1.01% )	0.89%	(0.01% )	0.04%	(0.41% )
Portfolio turnover	17%	85% [5]	33%	32%	31%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	As a result of Cardinal Capital Management LLC replacing Westwood Management Corp. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2021, the Fund’s portfolio turnover rate increased during the year ended March 31, 2021.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$15.94	$8.90	$12.90	$14.45	$14.52

Income (loss) from investment operations:
Net investment income[1]	—	0.23	0.14	0.16	0.10
Net realized and unrealized gain (loss)	1.08	7.37	(3.73)	(0.73)	0.63
Total from investment operations	1.08	7.60	(3.59)	(0.57)	0.73

Less dividends and distributions from:
Net investment income	(0.16)	(0.11)	(0.14)	(0.10)	(0.11)
Net realized gain	(0.88)	(0.45)	(0.27)	(0.88)	(0.69)
Total dividends and distributions	(1.04)	(0.56)	(0.41)	(0.98)	(0.80)

Net asset value, end of period	$15.98	$15.94	$8.90	$12.90	$14.45

Total return[2]	6.74%	86.63%	(28.92% )	(3.55% )	4.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$779,594	$701,597	$366,656	$506,814	$442,808
Ratio of expenses to average net assets[3]	1.21%	1.24%	1.22%	1.21%	1.23%
Ratio of expenses to average net assets prior to fees waived[3]	1.21%	1.25%	1.27%	1.29%	1.29%
Ratio of net investment income (loss) to average net assets	(0.01% )	1.90%	1.04%	1.12%	0.65%
Ratio of net investment income (loss) to average net assets prior
to fees waived	(0.01% )	1.89%	0.99%	1.04%	0.59%
Portfolio turnover	17%	85% [4]	33%	32%	31%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	As a result of Cardinal Capital Management LLC replacing Westwood Management Corp. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2021, the Fund’s portfolio turnover rate increased during the year ended March 31, 2021.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Optimum Fund Trust

March 31, 2022

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or together, the Funds). The Trust is an open-end investment company. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Optimum Fixed Income Fund and 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap contracts, CDS and interest rate swap options contracts (swaptions) are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Open-end investment company securities are valued at their published net asset value (NAV). Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended

March 31, 2022 and for all open tax years (years ended March 31, 2019–March 31, 2021), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund. If applicable, each Fund recognize interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended March 31, 2022, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 31, 2022, and matured by April 4, 2022.

Reverse Repurchase Agreements — Optimum Fixed Income Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain in a segregated account, cash, cash equivalents, or US government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. During the year ended March 31, 2022, the Fund did not enter into any reverse repurchase agreements.

Short Sales — Optimum Large Cap Value Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out. There were no short sales for the year ended March 31, 2022.

Mortgage Dollar Rolls — Optimum Fixed Income Fund entered into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgo principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. The Fund is subject to leverage risk on certain transactions, such as the loans of portfolio securities, and the use of when issued or delayed delivery transactions or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. The use of such transactions entails a heightened risk of loss.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in

(continues)                    149

Notes to financial statements
Optimum Fund Trust

1. Significant Accounting Policies (continued)

exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund declares and pays distributions from net investment income and net realized gain on investments, if any, at least annually. The Funds may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended March 31, 2022.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended March 31, 2022, each Fund earned the following amounts under this arrangement:

Fund	Earnings Credits
Optimum Fixed Income Fund	$474
Optimum International Fund	413
Optimum Large Cap Growth Fund	547
Optimum Large Cap Value Fund	536
Optimum Small-Mid Cap Growth Fund	521
Optimum Small-Mid Cap Value Fund	519

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities, and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisors out of its fees, which are calculated daily and paid monthly.

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund, which is calculated daily and paid monthly:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Optimum Fixed Income Fund	0.6000% of net assets up to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets from $1 billion to $1.5 billion
0.4500% of net assets from $1.5 billion to $2 billion
0.4250% of net assets from $2 billion to $2.5 billion
0.4000% of net assets from $2.5 billion to $5 billion
0.3750% of net assets over $5 billion

Optimum International Fund	0.7500% of net assets up to $500 million
0.7150% of net assets from $500 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6750% of net assets from $1.5 billion to $2 billion
0.6500% of net assets from $2 billion to $2.5 billion
0.6000% of net assets over $2.5 billion

Optimum Large Cap Growth Fund	0.7500% of net assets up to $500 million
0.7000% of net assets from $500 million to $1 billion
0.6500% of net assets from $1 billion to $1.5 billion
0.6250% of net assets from $1.5 billion to $2 billion
0.6000% of net assets from $2 billion to $2.5 billion
0.5750% of net assets from $2.5 billion to $5 billion
0.5500% of net assets over $5 billion

Optimum Large Cap Value Fund	0.7000% of net assets up to $500 million
0.6500% of net assets from $500 million to $1 billion
0.6000% of net assets from $1 billion to $1.5 billion
0.5750% of net assets from $1.5 billion to $2 billion
0.5500% of net assets from $2 billion to $2.5 billion
0.5250% of net assets from 2.5 billion to $5 billion
0.5000% of net assets over $5 billion

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets up to $250 million
1.0000% of net assets from $250 million to $500 million
0.9000% of net assets from $500 million to $750 million
0.8000% of net assets from $750 million to $1 billion
0.7500% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

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Notes to financial statements
Optimum Fund Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Optimum Small-Mid Cap Value Fund	1.0000% of net assets up to $250 million
0.9000% of net assets from $250 million to $500 million
0.8000% of net assets from $500 million to $750 million
0.7500% of net assets from $750 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6500% of net assets over $1.5 billion

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Pacific Investment Management Company, LLC (PIMCO); Optimum International Fund – Acadian Asset Management LLC (Acadian), and effective April 28, 2021, Baillie Gifford Overseas Limited; Optimum Large Cap Growth Fund – T. Rowe Price Associates, Inc. (T. Rowe Price) and ClearBridge Investments LLC (ClearBridge); Optimum Large Cap Value Fund – Massachusetts Financial Services Company (MFS) and Rothschild & Co (Rothschild); Optimum Small-Mid Cap Growth Fund – Columbus Circle Investors (CCI) and Peregrine Capital Management, LLC (PCM); Optimum Small-Mid Cap Value Fund – LSV Asset Management (LSV) and Cardinal Capital Management LLC (Cardinal). Prior to April 28, 2021, EARNEST Partners LLC was also a sub-advisor for Optimum International Fund.

For the year ended March 31, 2022, DMC paid the following sub-advisory fees:

Sub-advisory fees
Optimum Fixed Income Fund	$3,353,307
Optimum International Fund	3,804,632
Optimum Large Cap Growth Fund	6,451,251
Optimum Large Cap Value Fund	5,729,138
Optimum Small-Mid Cap Growth Fund	3,690,004
Optimum Small-Mid Cap Value Fund	3,358,114

DMC has contractually agreed to waive all or a portion, of its management fee and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentage of each Fund’s average daily net assets. These expense waivers and reimbursements may be terminated only by agreement of DMC and each Fund. These waivers and reimbursements are accrued daily and received monthly.

	Operating expense	Operating expense
	limitation as	limitation as
	a percentage	a percentage
	of average	of average
	daily net assets	daily net assets
	(per annum)	(per annum)
	for the period	for the period
Fund	July 29, 2020 − July 28, 2021	July 29, 2021 − July 29, 2022
Optimum Fixed Income Fund	0.85%	0.83%
Optimum International Fund	1.17%	1.09%
Optimum Large Cap Growth Fund	1.02%	0.96%
Optimum Large Cap Value Fund	0.97%	0.92%
Optimum Small-Mid Cap Growth Fund	1.32%	1.29%
Optimum Small-Mid Cap Value Fund	1.25%	1.20%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Trust. These services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distribution and dissemination of Funds’ NAV and performance data. For these services the Funds pay DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Trust at the following annual rates: 0.0075% of the first $3.5 billion; 0.0070% of the next $2 billion; 0.0060% of the next $2 billion; and 0.0050% of aggregate average daily net assets in excess of $7.5 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Trust on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting fees.” For the year ended March 31, 2022, each Fund was charged for these services as follows:

Fund	Fees
Optimum Fixed Income Fund	$189,636
Optimum International Fund	65,924
Optimum Large Cap Growth Fund	136,352
Optimum Large Cap Value Fund	129,157
Optimum Small-Mid Cap Growth Fund	52,926
Optimum Small-Mid Cap Value Fund	52,492

DIFSC provides the Trust with administrative services including: preparation, filing and maintaining governing documents; preparation of materials and reports for the Board; and preparation and filing of registration statements and other regulatory filings. For these administrative services, the Trust pays DIFSC the following fee as a percentage of the Trust’s average daily net assets (plus out-of-pocket expenses): 0.0525% of assets up to $7.5 billion; 0.0475% of assets from $7.5 billion to $10 billion; 0.0425% of assets from $10 billion to $12 billion; 0.0375% of assets from $12 billion to $14 billion and 0.0325% of assets over $14 billion.

DIFSC is also the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For these services, the Trust pays DIFSC a fee at an annual rate of 0.18% of the Trust’s total average daily net assets, subject to a minimum fee of $2,000 per class per fund each month, plus out-of-pocket expenses. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Delaware Distributors, L.P. (DDLP), an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

For the year ended March 31, 2022, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Class A
Optimum Fixed Income Fund	$2,710
Optimum International Fund	593
Optimum Large Cap Growth Fund	3,877
Optimum Large Cap Value Fund	3,573
Optimum Small-Mid Cap Growth Fund	563
Optimum Small-Mid Cap Value Fund	586

For the year ended March 31, 2022, DDLP received gross CDSC commissions on redemptions of each Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class C
Optimum Fixed Income Fund	$2,840
Optimum International Fund	118
Optimum Large Cap Growth Fund	232
Optimum Large Cap Value Fund	701
Optimum Small-Mid Cap Growth Fund	47
Optimum Small-Mid Cap Value Fund	58

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Notes to financial statements
Optimum Fund Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

DMC, DIFSC, and DDLP are indirect, wholly owned subsidiaries of Macquarie Management Holdings, Inc. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

3. Investments

For the year ended March 31, 2022, each Fund made purchases and sales of investments securities other than short-term investments as follows:

	Purchases		Sales
	other than	Purchases of	other than	Sales of
	US government	US government	US government	US government
Fund	securities	securities	securities	securities
Optimum Fixed Income Fund	$847,613,059	$5,805,811,865	$558,603,143	$6,290,013,418
Optimum International Fund	1,111,212,255	—	1,019,247,221	—
Optimum Large Cap Growth Fund	517,440,505	—	564,454,525	—
Optimum Large Cap Value Fund	219,575,380	—	184,348,525	—
Optimum Small-Mid Cap Growth Fund	776,502,417	—	739,588,538	—
Optimum Small-Mid Cap Value Fund	151,040,468	—	128,734,627	—

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purpose for the Fund were as follows:

		Aggregate	Aggregate	Net unrealized
		unrealized	unrealized	appreciation
	Cost of	appreciation	depreciation	(depreciation)
	investments	of investments	of investments	of investments
Fund	and derivatives	and derivatives	and derivatives	and derivatives
Optimum Fixed Income Fund	$3,572,020,833	$38,191,504	$(172,922,578)	$(134,731,074)
Optimum International Fund	971,094,885	87,719,217	(139,021,130)	(51,301,913)
Optimum Large Cap Growth Fund	1,285,874,506	798,778,716	(101,071,763)	697,706,953
Optimum Large Cap Value Fund	1,357,873,732	729,710,825	(15,876,821)	713,834,004
Optimum Small-Mid Cap Growth Fund	704,240,739	92,929,500	(51,656,102)	41,273,398
Optimum Small-Mid Cap Value Fund	644,903,807	175,471,515	(28,515,413)	146,956,102

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2022:

	Optimum Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Asset-Backed Securities	$—	$645,061	$—	$645,061
Agency Collateralized Mortgage
Obligations	—	80,721,103	—	80,721,103
Agency Commercial Mortgage-
Backed Securities	—	5,234,426	—	5,234,426
Agency Mortgage-Backed
Securities	—	539,630,641	—	539,630,641
Collateralized Debt Obligations	—	180,039,879	—	180,039,879
Common Stocks	—	—	820,682[1]	820,682
Convertible Bonds	—	4,573,234	—	4,573,234
Corporate Bonds	—	1,039,196,179	—	1,039,196,179
Loan Agreements	—	100,467,394	—	100,467,394
Municipal Bonds	—	32,127,954	—	32,127,954
Non-Agency Asset-Backed
Securities	—	62,723,982	—	62,723,982
Non-Agency Collateralized
Mortgage Obligations	—	47,941,546	—	47,941,546
Non-Agency Commercial
Mortgage-Backed Securities	—	141,138,117	—	141,138,117
Preferred Stock	—	288,750	—	288,750
Sovereign Bonds	—	72,281,966	—	72,281,966
Supranational Banks	—	615,398	—	615,398
US Treasury Obligations	—	353,616,154	—	353,616,154

(continues)                    155

Notes to financial statements
Optimum Fund Trust

3. Investments (continued)

	Optimum Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Options Purchased	$—	$2,614,779	$—	$2,614,779
Short-Term Investments[2]	52,233,608	743,349,962	—	795,583,570
Total Value of Securities Before
Options Written	$52,233,608	$3,407,206,525	$820,682	$3,460,260,815
Liabilities:
Options Written	$—	$(7,986,272)	$—	$(7,986,272)

Derivatives[3]
Assets:
Centrally Cleared Credit Default
Swaps	$—	$95,432	$—	$95,432
Centrally Cleared Interest Rate
Swaps	—	1,927,170	—	1,927,170
Foreign Currency Exchange
Contracts	—	6,886,148	—	6,886,148
Futures Contracts	3,563,399	—	—	3,563,399
OTC Credit Default Swaps	—	914,535	—	914,535
Liabilities:
Centrally Cleared Credit Default
Swaps	$—	$(689,495)	$—	$(689,495)
Centrally Cleared Interest Rate
Swaps	—	(9,183,702)	—	(9,183,702)
Foreign Currency Exchange
Contracts	—	(4,019,415)	—	(4,019,415)
Futures Contracts	(14,400,177)	—	—	(14,400,177)
OTC Credit Default Swaps	—	(78,679)	—	(78,679)

[1]	The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investment in this table.
[2]

Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Short-Term Investments	6.57%	93.43%	—	100.00%

[3]	Foreign currency exchange contracts, futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.

	Optimum International Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Australia	$56,746	$42,560,574	$—	$42,617,320
Austria	34,089	7,706,884	—	7,740,973
Belgium	—	3,621,244	—	3,621,244
Brazil	20,032,501	912,376	—	20,944,877
Canada	29,304,902	85,774	—	29,390,676
Chile	959,983	—	—	959,983
China/Hong Kong	8,169,244	88,315,603	—	96,484,847
Czech Republic	—	321,285	—	321,285
Denmark	—	45,419,317	—	45,419,317
Egypt	—	34,317	—	34,317
Finland	102,664	5,627,332	—	5,729,996
France	26,658	29,559,773	—	29,586,431
Germany	2,608,203	54,080,703	—	56,688,906
Greece	—	1,242,468	—	1,242,468
Hungary	—	3,157,389	—	3,157,389
India	103,526	27,774,582	—	27,878,108
Indonesia	321,395	1,819,373	—	2,140,768
Iraq	—	29,327	—	29,327
Ireland	8,831,964	17,380,805	—	26,212,769
Israel	3,082,236	8,483,932	—	11,566,168
Italy	—	14,028,158	—	14,028,158
Japan	—	105,833,153	—	105,833,153
Luxembourg	—	5,288,129	—	5,288,129
Malaysia	846,618	192,409	—	1,039,027
Mexico	3,664,766	—	—	3,664,766
Netherlands	4,780,540	44,145,274	—	48,925,814
New Zealand	40,886	—	—	40,886
Norway	—	12,210,254	—	12,210,254
Panama	3,945,048	—	—	3,945,048
Philippines	72,270	—	—	72,270
Poland	514,968	6,106,566	—	6,621,534
Republic of Korea	6,784,178	40,086,703	26,620	46,897,501
Russia	—	—	—	—
Singapore	104,453	218,527	—	322,980
South Africa	674,784	17,064,282	—	17,739,066
Spain	—	7,558,956	—	7,558,956
Sweden	3,512,854	18,456,788	—	21,969,642
Switzerland	—	69,130,741	—	69,130,741
Taiwan	5,280,478	56,114,742	—	61,395,220
Thailand	—	5,644,733	—	5,644,733
Turkey	279,563	107,573	—	387,136
Ukraine	—	1,799,654	—	1,799,654
United Arab Emirates	—	995,709	—	995,709
United Kingdom	6,966,030	16,843,858	—	23,809,888

(continues)                    157

Notes to financial statements
Optimum Fund Trust

3. Investments (continued)

	Optimum International Fund
	Level 1	Level 2	Level 3	Total
United States	$20,862,155	$7,222,054	$406,210	$28,490,419
Preferred Stocks[1]	12,996,951	107,023	—	13,103,974
Warrants	766	—	—	766
Short-Term Investments	7,109,397	—	—	7,109,397
Total Value of Securities	$152,070,816	$767,288,344	$432,830	$919,791,990

Derivatives[2]
Assets:
Foreign Currency Exchange
Contracts	$—	$1,148	$—	$1,148
Liabilities:
Foreign Currency Exchange
Contracts	$—	$(166)	$—	$(166)

[1]

Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Preferred Stock	99.18%	0.82%	—	100.00%

[2]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Optimum Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Communication Services	$266,731,542	$—	$—	$266,731,542
Consumer Discretionary	426,697,849	—	37,542	426,735,391
Consumer Staples	16,237,278	—	—	16,237,278
Financials	22,875,504	—	—	22,875,504
Healthcare	230,680,660	—	—	230,680,660
Industrials	132,259,432	7,481,205	—	139,740,637
Information Technology	815,946,145	—	—	815,946,145
Real Estate	14,372,596	—	—	14,372,596
Short-Term Investments	50,263,875	—	—	50,263,875
Total Value of Securities	$1,976,064,881	$7,481,205	$37,542	$1,983,583,628

Derivatives[1]
Liabilities:
Foreign Currency Exchange
Contracts	$—	$(2,169)	$—	$(2,169)

[1]	Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Optimum Large Cap Value Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Communication Services	$110,665,002	$—	$110,665,002
Consumer Discretionary	71,812,918	—	71,812,918
Consumer Staples	72,256,511	36,620,842	108,877,353
Energy	119,465,759	—	119,465,759
Financials	495,778,173	—	495,778,173
Healthcare	392,089,527	3,418,123	395,507,650
Industrials	315,166,127	—	315,166,127
Information Technology	175,517,807	—	175,517,807
Materials	82,263,396	—	82,263,396
Real Estate	49,752,480	—	49,752,480
Utilities	115,701,396	—	115,701,396
Short-Term Investments	31,199,675	—	31,199,675
Total Value of Securities	$2,031,668,771	$40,038,965	$2,071,707,736

	Optimum Small-Mid Cap Growth Fund
	Level 1	Level 3	Total
Securities
Assets:
Common Stocks
Communication Services	$26,719,232	$—	$26,719,232
Consumer Discretionary	69,933,342	—[1]	69,933,342
Consumer Staples	23,572,960	—	23,572,960
Energy	15,879,879	—	15,879,879
Financials	53,156,255	—	53,156,255
Healthcare	190,996,931	—	190,996,931
Industrials	127,484,179	—	127,484,179
Information Technology	193,237,864	—	193,237,864
Materials	31,970,551	—	31,970,551
Real Estate	3,901,822	—	3,901,822
Convertible Preferred Stock	—	167,939	167,939
Warrant	—	—[1]	—
Short-Term Investments	8,493,183	—	8,493,183
Total Value of Securities	$745,346,198	$167,939	$745,514,137

[1]	The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investment in this table.

(continues)                    159

Notes to financial statements
Optimum Fund Trust

3. Investments (continued)

Optimum Small-
Mid Cap Value
Fund
Level 1
Securities
Assets:
Common Stocks	$769,601,943
Limited Partnerships	3,602,193
Short-Term Investments	18,655,773
Total Value of Securities	$791,859,909

During the year ended March 31, 2022, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to that Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to each Fund’s net assets at the beginning or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to each Fund’s net assets at the end of the year. There were no Level 3 investments during the year ended March 31, 2022 for Optimum Large Cap Value Fund and Optimum Small-Mid Cap Value Fund.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2022 and 2021 were as follows:

		Long-term
	Ordinary	capital
	income	gains	Total
Year ended March 31, 2022:
Optimum Fixed Income Fund	$54,841,616	$9,248,156	$64,089,772
Optimum International Fund	49,533,090	85,743,248	135,276,338
Optimum Large Cap Growth Fund	36,304,860	250,527,574	286,832,434
Optimum Large Cap Value Fund	32,078,023	114,922,388	147,000,411
Optimum Small-Mid Cap Growth Fund	87,598,954	117,977,502	205,576,456
Optimum Small-Mid Cap Value Fund	33,731,252	14,666,162	48,397,414

Year ended March 31, 2021:
Optimum Fixed Income Fund	119,848,146	12,496,796	132,344,942
Optimum International Fund	6,228,330	6,852,196	13,080,526
Optimum Large Cap Growth Fund	—	155,746,968	155,746,968
Optimum Large Cap Value Fund	12,631,808	8,625,251	21,257,059
Optimum Small-Mid Cap Growth Fund	38,827,917	59,966,809	98,794,726
Optimum Small-Mid Cap Value Fund	12,935,594	11,572,425	24,508,019

5. Components of Net Assets on a Tax Basis

As of March 31, 2022, the components of net assets on a tax basis were as follows:

	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap
	Fund	Fund	Growth Fund
Shares of beneficial interest	$3,003,892,423	$977,537,868	$1,218,572,219
Undistributed ordinary income	20,134,090	2,939,282	—
Undistributed long-term capital gains	—	—	74,079,760
Qualified late year loss deferrals	(46,571,245)	(1,675,592)	(2,948,411)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(134,731,074)	(51,301,913)	697,706,953
Net assets	$2,842,724,194	$927,499,645	$1,987,410,521

	Optimum	Optimum	Optimum
	Large Cap	Small-Mid Cap	Small-Mid Cap
	Value Fund	Growth Fund	Value Fund
Shares of beneficial interest	$1,329,817,527	$674,594,755	$620,548,048
Undistributed ordinary income	7,480,596	341,443	3,344,305
Undistributed long-term capital gains	25,264,354	38,319,895	21,391,532
Qualified late year loss deferrals	—	(7,956,276)	—
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	713,834,004	41,273,398	146,956,102
Net assets	$2,076,396,481	$746,573,215	$792,239,987

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax treatment of passive foreign investment companies (PFICs) and securities no longer considered PFICs, tax treatment of swap contracts, contingent payment debt instruments, and amortization of premium on convertible securities.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2022 through March 31, 2022 and November 1, 2021 through March 31, 2022, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses, foreign currency, swap, PFICs sold, and paydown gain (loss). Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2022, the Funds recorded the following reclassifications:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Paid-in capital	$—	$—	$(9,536,872)	$—	$—	$—
Total distributable
earnings (loss)	—	—	9,536,872	—	—	—

(continues)                    161

Notes to financial statements
Optimum Fund Trust

6. Capital Shares

Transactions in capital shares were as follows:

	Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap
	Fund		Fund		Growth Fund
	Year ended		Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21	3/31/22	3/31/21
Shares sold:
Class A	215,701	214,344	19,379	42,548	61,385	24,623
Class C	483,347	645,634	36,576	127,165	47,758	59,129
Institutional Class	55,439,041	59,553,466	12,374,567	23,034,645	12,849,994	10,104,392

Shares issued upon reinvestment of dividends and distributions:
Class A	46,354	118,632	68,985	9,957	174,848	107,133
Class C	93,541	349,586	199,366	21,141	827,280	475,357
Institutional Class	6,532,988	12,796,422	9,640,249	897,572	10,375,821	6,045,725
	62,810,972	73,678,084	22,339,122	24,133,028	24,337,086	16,816,359

Shares redeemed:
Class A	(402,965)	(409,360)	(82,626)	(81,487)	(276,791)	(332,565)
Class C	(1,472,911)	(1,018,927)	(270,224)	(219,798)	(954,129)	(1,092,060)
Institutional Class	(38,892,090)	(37,110,081)	(7,444,551)	(6,500,763)	(11,697,929)	(24,816,099)
	(40,767,966)	(38,538,368)	(7,797,401)	(6,802,048)	(12,928,849)	(26,240,724)
Net increase (decrease)	22,043,006	35,139,716	14,541,721	17,330,980	11,408,237	(9,424,365)

	Optimum		Optimum		Optimum
	Large Cap		Small-Mid Cap		Small-Mid Cap
	Value Fund		Growth Fund		Value Fund
	Year ended		Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21	3/31/22	3/31/21
Shares sold:
Class A	61,311	84,485	16,863	5,922	14,428	51,196
Class C	45,465	219,348	17,759	15,837	10,069	159,035
Institutional Class	14,725,442	16,814,763	7,825,151	8,228,182	8,217,523	10,278,203

Shares issued upon reinvestment of dividends and distributions:
Class A	82,094	12,892	92,334	49,092	14,769	10,785
Class C	213,249	18,663	527,940	242,952	52,519	39,339
Institutional Class	6,813,217	1,170,447	11,960,991	5,194,485	2,947,769	1,799,300
	21,940,778	18,320,598	20,441,038	13,736,470	11,257,077	12,337,858

Shares redeemed:
Class A	(216,722)	(189,771)	(72,707)	(95,622)	(58,053)	(45,527)
Class C	(682,864)	(480,996)	(282,130)	(354,223)	(212,324)	(147,145)
Institutional Class	(13,083,114)	(22,650,816)	(5,546,157)	(13,320,837)	(6,386,303)	(9,272,923)
	(13,982,700)	(23,321,583)	(5,900,994)	(13,770,682)	(6,656,680)	(9,465,595)
Net increase (decrease)	7,958,078	(5,000,985)	14,540,044	(34,212)	4,600,397	2,872,263

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on the previous page and the “Statements of changes in net assets.” For the years ended March 31, 2022 and 2021 each Fund had the following exchange transactions.

	Exchange Redemptions		Exchange Subscriptions
				Institutional
	Class A	Class C	Class A	Class
	Shares	Shares	Shares	Shares	Value
Optimum Fixed Income Fund
Year ended
3/31/22	—	2,980	1,440	1,539	$28,533
3/31/21	—	3,186	—	3,174	32,437

Optimum International Fund
Year ended
3/31/22	—	769	746	—	12,194
3/31/21	620	2,101	—	2,642	31,911

Optimum Large Cap Growth Fund
Year ended
3/31/22	1,765	3,658	2,163	2,189	115,652
3/31/21	1,661	7,430	—	6,993	155,238

(continues)                    163

Notes to financial statements
Optimum Fund Trust

6. Capital Shares (continued)

	Exchange
	Redemptions		Exchange Subscriptions
				Institutional
	Class A	Class C	Class A	Class
	Shares	Shares	Shares	Shares	Value
Optimum Large Cap Value Fund
Year ended
3/31/22	—	1,907	1,492	383	$39,838
3/31/21	1,559	2,273	—	3,783	60,996

Optimum Small-Mid Cap Growth Fund
Year ended
3/31/22	686	666	494	580	17,780
3/31/21	272	200	—	386	6,215

Optimum Small-Mid Cap Value Fund
Year ended
3/31/22	—	371	316	—	4,966
3/31/21	338	470	—	697	8,045

7. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. During the year ended March 31, 2022, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund did not use foreign currency exchange contracts.

During the year ended March 31, 2022, Optimum Fixed Income Fund used foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

During the year ended March 31, 2022, Optimum International Fund, Optimum Large Cap Growth Fund, and Optimum Large Cap Value Fund each used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Optimum Fixed Income Fund may use futures in the normal course of pursuing its investment objective. Optimum Fixed Income Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted securities collateral valued at $2,302,973 and $2,039,000 cash collateral as margin for open futures contracts. Securities collateral are presented on the “Schedules of investments.”

During the year ended March 31, 2022, Optimum Fixed Income Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, as a cash management tool, and to facilitate investments in portfolio securities.

Options Contracts — Optimum Fixed Income Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended March 31, 2022, Optimum Fixed Income Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions, to manage the Fund’s exposure to changes in foreign currencies, to adjust the Fund’s overall exposure to certain markets, and to receive premiums for writing options.

Swap Contracts — Optimum Fixed Income Fund may enter into currency swap contracts, index swap contracts, inflation swaps, interest rate swap contracts, and CDS contracts in the normal course of pursuing its investment objective. The Fund may invest in interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may use currency swaps to protect against currency fluctuations. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody's) or is determined to be of equivalent credit quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by Optimum Fixed Income Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded

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Notes to financial statements
Optimum Fund Trust

7. Derivatives (continued)

as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2022, Optimum Fixed Income Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2022, Optimum Fixed Income Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedules of investments,” at March 31, 2022, the notional value of the protection sold was EUR34,500,000 and USD67,250,000, which reflects the maximum potential amount Optimum Fixed Income Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2022, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Fund and other third parties which the Fund can obtain in the occurrence of a credit event. At March 31, 2022, net unrealized appreciation of the protection sold was $270,462.

CDS contracts may involve greater risks than if Optimum Fixed Income Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2022, Optimum Fixed Income Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by Optimum Fixed Income Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, Optimum Fixed Income Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event Optimum Fixed Income Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At March 31, 2022, for bilateral derivative contracts, Optimum Fixed Income Fund posted $2,797,593 cash collateral for certain centrally cleared derivatives, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.” The Fund also posted $8,510,890 in securities collateral comprised of US treasury obligations for certain open centrally cleared derivative contracts. At March 31, 2022, for bilateral derivative contracts, the Fund received $1,180,981 in cash collateral, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.” Cash collateral is included on the “Statements of assets and liabilities” and securities collateral is presented on the “Schedules of investments.”

Fair values of derivative instruments as of March 31, 2022 were as follows:

	Optimum Fixed Income Fund
	Asset Derivatives Fair Value
			Interest
Statement of Assets and	Currency	Equity	Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts	Contracts	Total
Unrealized appreciation on foreign currency
exchange contracts	$6,886,148	$—	$—	$—	$6,886,148
Variation margin due from brokers on futures
contracts*	—	—	3,563,399	—	3,563,399
Variation margin due from brokers on
centrally cleared credit default swap
contracts*	—	—	—	95,432	95,432
Variation margin due from brokers on
centrally cleared interest rate swap
contracts*	—	—	1,927,170	—	1,927,170
Unrealized appreciation on over the counter
credit default swap contracts	—	—	—	914,535	914,535
Options purchased**	—	2,614,779	—	—	2,614,779
Total	$6,886,148	$2,614,779	$5,490,569	$1,009,967	$16,001,463

	Liability Derivatives Fair Value
			Interest
Statement of Assets and	Currency	Equity	Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts	Contracts	Total
Unrealized depreciation on foreign currency
exchange contracts	$(4,019,415)	$—	$—	$—	$(4,019,415)
Variation margin due to brokers on futures
contracts*	—	—	(14,400,177)	—	(14,400,177)
Variation margin due to brokers on centrally
cleared credit default swap contracts*	—	—	—	(689,495)	(689,495)
Variation margin due to brokers on centrally
cleared interest rate swap contracts*	—	—	(9,183,702)	—	(9,183,702)
Unrealized depreciation on over the counter
credit default swap contracts	—	—	—	(78,679)	(78,679)
Options written, at value	—	(7,986,272)	—	—	(7,986,272)
Total	$(4,019,415)	$(7,986,272)	$(23,583,879)	$(768,174)	$(36,357,740)

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Notes to financial statements
Optimum Fund Trust

7. Derivatives (continued)

*Includes cumulative appreciation (depreciation) of futures contracts, centrally cleared CDS contracts, and centrally cleared swap contracts from the date the contracts were opened through March 31, 2022. Only current day variation margin is reported on Optimum Fixed Income Fund’s “Statements of assets and liabilities.”
**Included with "Investments, at value."

The effect of derivative instruments on Optimum Fixed Income Fund's “Statement of operations” for the year ended March 31, 2022 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Options	Options	Swap
	Contracts	Contracts	Purchased	Written	Contracts	Total
Currency
contracts	$7,488,841	$—	$—	$—	$(1,361,648)	$6,127,193
Interest rate
contracts	—	(5,128,009)	(653,400)	242,864	164,975	(5,373,570)
Equity
contracts	—	—	—	112,453	—	112,453
Credit
contracts	—	—	—	362,320	2,292,655	2,654,975
Total	$7,488,841	$(5,128,009)	$(653,400)	$717,637	$1,095,982	$3,521,051
	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures	Options	Options	Swap
	Contracts	Contracts	Purchased	Written	Contracts	Total
Currency
contracts	$2,178,024	$(88,666)	$(466,343)	$148,816	$—	$1,771,831
Interest rate
contracts	—	(9,207,497)	978,768	(5,223,667)	(5,481,490)	(18,933,886)
Equity
contracts	—	—	—	(51,754)	—	(51,754)
Credit
contracts	—	—	—	141,681	(1,024,953)	(883,272)
Total	$2,178,024	$(9,296,163)	$512,425	$(4,984,924)	$(6,506,443)	$(18,097,081)

During the year ended March 31, 2022, Optimum International Fund, Optimum Large Cap Growth Fund, and Optimum Large Cap Value Fund experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

The table below summarizes the average balance of derivative holdings by each Fund during the year ended March 31, 2022:

	Long Derivative Volume
	Optimum		Optimum	Optimum	Optimum
	Fixed Income		International	Large Cap	Large Cap
	Fund		Fund	Growth Fund	Value Fund
Foreign currency exchange contracts (average
notional value)	USD	$26,050,764	$1,162,031	$49,208	$1,361
Futures contracts (average notional value)		275,927,869	—	—	—
Options contracts (average notional value)*		1,015,075	—	—	—
CDS contracts (average notional value)**	EUR	13,766,798	—	—	—
	USD	4,537,372	—	—	—
Interest rate swap contracts (average notional
value)***	BRL	388,765,613	—	—	—
	CAD	69,552,174	—	—	—
	MXN	1,450,000,000	—	—	—
	USD	50,700,000	—	—	—

	Short Derivative Volume
	Optimum		Optimum	Optimum	Optimum
	Fixed Income		International	Large Cap	Large Cap
	Fund		Fund	Growth Fund	Value Fund
Foreign currency exchange contracts (average
notional value)	USD	$194,180,704	$962,246	$43,193	$4,247
Futures contracts (average notional value)		149,100,355	—	—	—
Options contracts (average notional value)*		2,013,479	—	—	—
CDS contracts (average notional value)**	EUR	19,883,202	—	—	—
	USD	63,179,644	—	—	—
Interest rate swap contracts (average notional
value)***	BRL	434,246,957	—	—	—
	GBP	34,962,846	—	—	—
	USD	63,047,036	—	—	—

*	Long represents purchased options and short represents written options.
**	Long represents buying protection and short represents selling protection.
***	Long represents receiving fixed interest payments and short represents paying fixed interest payments.

8. Offsetting

Each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help each Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

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Notes to financial statements
Optimum Fund Trust

8. Offsetting (continued)

At March 31, 2022, the Funds had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Optimum Fixed Income Fund

		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
Bank of America Merrill Lynch	$2,263,022	$(2,965,312)	$(702,290)
BNP Paribas	2,714,584	(1,800,208)	914,376
Citigroup	757,596	(91,672)	665,924
Deutsche Bank	1,025,594	(504,353)	521,241
Goldman Sachs	300,702	(2,242,036)	(1,941,334)
JPMorgan Chase Bank	1,936,544	(1,199,401)	737,143
Morgan Stanley Capital International	301,677	(863,654)	(561,977)
TD Bank	102,263	—	102,263
Total	$9,401,982	$(9,666,636)	$(264,654)

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
Bank of America Merrill Lynch	$(702,290)	$—	$—	$—	$—	$(702,290)
BNP Paribas	914,376	—	—	—	—	914,376
Citigroup	665,924	—	(665,924)	—	—	—
Deutsche Bank	521,241	—	—	—	—	521,241
Goldman Sachs	(1,941,334)	—	—	1,941,334	—	—
JPMorgan Chase Bank	737,143	—	(737,143)	—	—	—
Morgan Stanley Capital
International	(561,977)	—	—	—	—	(561,977)
TD Bank	102,263	—	(102,263)	—	—	—
Total	$(264,654)	$—	$(1,505,330)	$1,941,334	$—	$171,350

Optimum International Fund

		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
Bank of New York Mellon	$919	$(54)	$865
State Street Bank	267	—	267
Total	$1,186	$(54)	$1,132

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received(a)	Received	Collateral Pledged	Pledged	Net Exposure(b)
Bank of New York Mellon	$865	$—	$—	$—	$—	$865
State Street Bank	267	—	—	—	—	267
Total	$1,132	$—	$—	$—	$—	$1,132

Optimum Large Cap Growth Fund

		Gross Value of
	Gross Value of	Derivative
Counterparty	Derivative Asset	Liability	Net Position
Bank of New York Mellon	$—	$(2,169)	$(2,169)

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received(a)	Received	Collateral Pledged	Pledged	Net Exposure(b)
Bank of New York Mellon	$(2,169)	$—	$—	$—	$—	$—

Master Repurchase Agreements

Repurchase agreements are entered into by each Fund under master repurchase agreements (each, an MRA). The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund would recognize a liability with respect to such excess collateral. The liability reflects each Fund's obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2022, the following table is a summary of each Fund's repurchase agreements by counterparty which are subject to offset under an MRA:

	Optimum Fixed Income Fund
		Fair Value of
		Non-Cash	Cash
	Repurchase	Collateral	Collateral	Net Collateral	Net
Counterparty	Agreements	Received(a)	Received	Received	Exposure(b)
BNP Paribas	$111,100,000	$(111,100,000)	$—	$(111,100,000)	$—
Standard Chartered Bank	599,000,000	(599,000,000)	—	(599,000,000)	—
Total	$710,100,000	$(710,100,000)	$—	$(710,100,000)	$—

(a)	The value of the related collateral exceeded the value of the derivatives, repurchase agreements, and securities lending transactions as of March 31, 2022, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations;

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Notes to financial statements
Optimum Fund Trust

9. Securities Lending (continued)

certain money market funds; and asset-backed securities. Each fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

During the year ended March 31, 2022, each Fund had no securities on loan.

10. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact your Fund’s performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invests will cause the NAV of the Funds to fluctuate.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, "IBORs") could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Optimum Fixed Income Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by S&P, and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Optimum Fixed Income Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. There were no unfunded loan commitments at the year ended March 31, 2022.

Optimum Fixed Income Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Optimum Fixed Income Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

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Notes to financial statements
Optimum Fund Trust

10. Credit and Market Risk (continued)

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2022. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, and Optimum Small-Mid Cap Growth Fund invested in growth stocks (such as those in the technology sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short-term.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended (1933 Act), and other securities which may not be readily marketable. The Funds may also invest in securities exempt from registration under Section 4(a)(2) of the 1933 Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Trust’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A, 4(a)(2), and restricted securities have been identified on the “Schedules of investments.”

11. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund's maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2022, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Optimum Fund Trust and Shareholders of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund (constituting Optimum Fund Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the five years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 31, 2022

We have served as the auditor of one or more investment companies in Optimum Fund Trust since 2010.

Other Fund information
(Unaudited)
Optimum Fund Trust

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2022, the Funds report distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gains	Income	Total	(C)
	Distributions	Distributions*	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Optimum Fixed Income Fund	14.43%	85.57%	100.00%	—
Optimum International Fund	63.38%	36.62%	100.00%	—
Optimum Large Cap Growth Fund	87.34%	12.66%	100.00%	20.92%
Optimum Large Cap Value Fund	78.18%	21.82%	100.00%	100.00%
Optimum Small-Mid Cap Growth Fund	57.39%	42.61%	100.00%	—
Optimum Small-Mid Cap Value Fund	30.30%	69.70%	100.00%	32.08%
____________________

(A)	and (B) are based on a percentage of the Fund’s total distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are as reported in the following table. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
—	39.96%	23.69%	100.00%	—	34.52%

For the fiscal year ended March 31, 2022, certain distributions paid by the Funds, determined to be Qualified Interest Income may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended March 31, 2022, the Funds have reported maximum distributions of Qualified Interest Income as follows:

Qualified
Interest Income
Optimum Fixed Income Fund	$48,562,382

Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $2,396,777. The gross foreign source income earned during the fiscal year 2022 by the Fund was $29,938,235.

The percentage of the ordinary dividends reported by Optimum Fixed Income Fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 94.17%.

Board of trustees and officers addendum
Optimum Fund Trust

A mutual fund is governed by a Board of Trustees, which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex[1] Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer
INTERESTED TRUSTEES

Brett W. Wright[2]	Trustee, President, and	Since March 29, 2019	Head of Client Solutions Group, Macquarie	6	None
610 Market Street	Chief Executive Officer		Asset Management — Americas
Philadelphia, PA 19106			(2016-Present)
February 1970			Head of Third-Party Distribution — Macquarie
Asset Management[3]
(2014-2016)

Robert Pettman[2]	Trustee	Since June 21, 2019	Executive Vice President, Product and	6	None
610 Market Street			Platform Management — LPL Financial
Philadelphia, PA 19106			(Financial services)
June 1979			(2005-Present)

INDEPENDENT TRUSTEES

Kevin G. Chavers	Trustee	Since August 26, 2021	Private Investor	6	Director — Chimera
610 Market Street			(2021-Present)		Investment Corporation
Philadelphia, PA 19106			Managing Director — BlackRock (Asset		(2021-Present)
August 1963			management)		Director —SMBC
			(2011-2021)		Americas Holdings, Inc.
(2021-Present)
Director — Toorak Capital
Partners
(2021-Present)

Robert J. Christian	Trustee	Trustee since	Private Investor	6	Trustee — FundVantage
610 Market Street		November 1, 2007	(2006-Present)		Trust (34 mutual funds)
Philadelphia, PA 19106					(2007-Present)
February 1949					Trustee — Third Avenue
Trust (3 mutual funds)
(2019-Present)
Trustee — Third Avenue
Variable Series Trust
(1 mutual fund)
(2019-Present)

Durant Adams Hunter	Trustee	Since July 17, 2003	Private Investor	6	None
610 Market Street			(2020-Present)
Philadelphia, PA 19106			Founder — Ridgeway Partners
November 1948			(Executive recruiting)
(2004-2020)

Pamela J. Moret	Chair and Trustee	Chair since	Private Investor	6	Director — Blue Cross
610 Market Street		January 1, 2022 and	(2015–Present)		Blue Shield of Minnesota
Philadelphia, PA 19106		Trustee since	Chief Executive Officer — brightpeak financial		(2014-Present)
February 1956		October 1, 2013	(2011-2015)
Senior Vice President — Thrivent Financial for
Lutherans
(2002-2015)

Stephen P. Mullin	Trustee	Since July 17, 2003	Principal — Econsult Solutions, Inc.	6	None
610 Market Street			(2020-Present)
Philadelphia, PA 19106			President — Econsult Solutions, Inc.
February 1956			(2013-2020)

(continues)                    177

Board of trustees and officers addendum
Optimum Fund Trust

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex[1] Overseen	Held by
Address,	Held with	Length of Time	During	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past 5 Years	or Officer	or Officer

Robert A. Rudell	Trustee	Since July 17, 2003	Private Investor	6	Director and Independent
610 Market Street			(2002-Present)		Chairman — Heartland
Philadelphia, PA 19106					Funds (3 mutual funds)
September 1948					(2005-Present)

Susan M. Stalnecker	Trustee	Since	Senior Advisor — Boston Consulting Group	6	Trustee — Duke Health
610 Market Street		December 14, 2016	(2016-Present)		System
Philadelphia, PA 19106			Vice President — Productivity & Shared		(2010-Present)
January 1953			Services — E.I. du Pont de Nemours and		Director — Leidos
			Company		(2016-Present)
			(2012-2016)		Director — Bioventus
			Vice President and Treasurer — E.I. du Pont		(2018-Present)
de Nemours and Company
(2006-2012)

OFFICERS

David F. Connor	Senior Vice President	Senior Vice President	David F. Connor has served in various	6	None[3]
610 Market Street	and Secretary	since May 2013;	capacities at different times at Macquarie Asset
Philadelphia, PA 19106		Secretary since October	Management.[3]
December 1963		2005

Daniel V. Geatens	Senior Vice President,	Treasurer since	Daniel V. Geatens has served in various	6	None[3]
610 Market Street	Treasurer, and Chief	September 20, 2007;	capacities at different times at Macquarie Asset
Philadelphia, PA 19106	Financial Officer	Senior Vice President	Management.[3]
October 1972		and Chief Financial
Officer since
December 13, 2019

A.G. Ciavarelli	Senior Vice President,	Senior Vice President	A.G. Ciavarelli has served in various capacities	6	None[3]
610 Market Street	General Counsel, and	and General Counsel	at different times at Macquarie Asset
Philadelphia, PA 19106	Assistant Secretary	since June 2021;	Management.[3]
July 1972		Assistant Secretary
since December 2004

[1]	The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
[2]	“Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
[3]	Macquarie Asset Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Funds’ investment advisor, principal underwriter, and its transfer agent. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager. Messrs. Connor and Geatens also serve in similar capacities for the Delaware Funds by Macquarie®, a fund complex that has the same manager, principal underwriter, and transfer agent as the Trust.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the fact sheet for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees	Affiliated officers	Investment manager
Delaware Management Company, a series
Brett Wright	David F. Connor	of Macquarie Investment Management
Head of Client Solutions Group, Macquarie	Senior Vice President	Business Trust, Philadelphia, PA
Asset Management – Americas	and Secretary
	Optimum Fund Trust	National distributor
Robert Pettman	Philadelphia, PA	Delaware Distributors, L.P.
Executive Vice President, Product and		Philadelphia, PA
Platform Management – LPL Financial	Daniel V. Geatens
	Senior Vice President, Treasurer,	Shareholder servicing, dividend
Kevin G. Chavers	and Chief Financial Officer	disbursing, and transfer agent
Private Investor	Optimum Fund Trust	Delaware Investments Fund
	Philadelphia, PA	Services Company
Robert J. Christian		610 Market Street
Private Investor	A.G. Ciavarelli	Philadelphia, PA 19106-2354
Senior Vice President
Durant Adams Hunter	and General Counsel	For shareholders, securities dealers
Private Investor	Optimum Fund Trust	and financial institutions
	Philadelphia, PA	representatives
Pamela J. Moret		800 914-0278
Private Investor
Website
Stephen P. Mullin		optimummutualfunds.com
President – Econsult Solutions, Inc.

Robert A. Rudell
Private Investor

Susan M. Stalnecker
Senior Advisor – Boston Consulting
Group

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 914-0278; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at optimummutualfunds.com/literature. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at optimummutualfunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Optimum Mutual Funds’ Internet Web site at www.optimummutualfunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Robert J. Christian
Pamela J. Moret
Robert A. Rudell
Susan M. Stalnecker, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $163,955 for the fiscal year ended March 31, 2022.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $159,180 for the fiscal year ended March 31, 2021.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $30,050 for the fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $29,175 for the fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2021.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Optimum Fund Trust.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $8,455,000 for the registrant’s fiscal years ended March 31, 2022 and March 31, 2021, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

OPTIMUM FUND TRUST

/s/BRETT W. WRIGHT
By:	Brett W. Wright
Title:	President and Chief Executive Officer
Date:	June 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/BRETT W. WRIGHT
By:	Brett W. Wright
Title:	President and Chief Executive Officer
Date:	June 7, 2022

/s/DANIEL V. GEATENS
By:	Daniel V. Geatens
Title:	Chief Financial Officer
Date:	June 7, 2022